    As filed with the Securities and Exchange Commission on January 2, 1996
                                                        Registration No. 2-93214
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933                 [ ]

                       POST-EFFECTIVE AMENDMENT NO. 24             [X]

                                      and

                       REGISTRATION STATEMENT UNDER THE
                              INVESTMENT COMPANY                   [ ]
                                  ACT OF 1940

                               AMENDMENT NO. 25                    [X]

                         -----------------------------

                                COREFUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)

                           680 East Swedesford Road
                                Wayne, PA 19087
                   (Address of Principal Executive Offices)
                Registrant's Telephone Number:  1-(800)355-CORE

                          JAMES W. JENNINGS, ESQUIRE
                          Morgan, Lewis & Bockius LLP
                             2000 One Logan Square
                            Philadelphia, PA  19103
                    (Name and Address of Agent for Service)

                         -----------------------------

It is proposed that this filing will become effective seventy-five days after filing pursuant to paragraph (a) of Rule 485.


The Registrant has registered an indefinite number of its Common Shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed a Rule 24f-2 notice covering the fiscal year ended June 30, 1995 on August 25, 1995.

                             CROSS REFERENCE SHEET

                                January 2, 1996


                                                  Prospectus
Form N-1A Item No.                                Caption
------------------                                ----------
PART A - Class Y: Growth Equity Fund, Equity
Fund, Special Equity Fund, Equity Index Fund,
International Growth Fund, Balanced Fund,
Short Intermediate Bond Fund, Bond Fund,
Short-Term Income Fund, Government Income Fund,
Intermediate Municipal Bond Fund,
Pennsylvania Municipal Bond Fund, New Jersey
Municipal Bond Fund, Global Bond Fund, Cash Reserve,
Treasury Reserve and Tax-Free Reserve Portfolios


Item 1.  Cover Page  . . . . . . . . . . . . . Cover Page
Item 2.  Synopsis  . . . . . . . . . . . . . . Transaction and
                                               Operating Expense
                                               Tables
Item 3.  Condensed Financial Information . . . Financial Highlights
Item 4.  General Description of Registrant . . Cover Page; Highlights;
                                               Investment Objectives;
                                               Investment Restrictions;
                                               General Information
Item 5.  Management of the Fund. . . . . . . . Cover Page; Management; General
                                               Information;Back Cover
Item 5A. Management Discussions
         of Fund Performance . . . . . . . . . Disclosure in Annual Report
Item 6.  Capital Stock and Other Securities. . Cover Page;
                                               Distributions; Taxes;
                                               Description of Shares;
                                               General Information; How
                                               to Purchase and Redeem
                                               Shares
Item 7.  Purchase of Securities Being Offered  Valuation of Shares; How
                                               to Purchase and Redeem
                                               Shares
Item 8.  Redemption or Repurchase  . . . . . . How to Purchase and Redeem Shares
Item 9.  Pending Legal Proceedings . . . . . . *


PART A - Classes A and C: Growth Equity Fund,
Equity Fund, Special Equity Fund, International
Growth Fund, Balanced Fund, Short Intermediate Bond
Fund, Bond Fund, Short-Term Income Fund, Government
Income Fund, Intermediate Municipal Bond Fund,
Pennsylvania Municipal Bond Fund, New Jersey
Municipal Bond Fund, Global Bond Fund, Cash
Reserve, Treasury Reserve and Tax-Free Reserve
Portfolios

Item 1.  Cover Page  . . . . . . . . . . . . . Cover Page
Item 2.  Synopsis  . . . . . . . . . . . . . . Transaction and
                                               Operating Expense
                                               Tables
Item 3.  Condensed Financial Information . . . Financial Highlights
Item 4.  General Description of Registrant . . Cover Page; Highlights;
                                               Investment Objectives;
                                               Investment Restrictions;
                                               General Information
Item 5.  Management of the Fund. . . . . . . . Cover Page; Management; General
                                               Information; Back Cover
Item 5A. Management Discussions
         of Fund Performance . . . . . . . . . Disclosure in Annual Report
Item 6.  Capital Stock and Other Securities. . Cover Page;
                                               Distributions; Taxes;
                                               Description of Shares;
                                               General Information;
                                               Opening an Account and
                                               Purchasing Shares;
                                               Selling Shares
Item 7.  Purchase of Securities Being Offered  Valuation of Shares;
                                               Opening an Account and
                                               Purchasing Shares;
                                               Exchanging Shares
Item 8.  Redemption or Repurchase  . . . . . . Selling Shares; Redeeming Shares
Item 9.  Pending Legal Proceedings . . . . . . *

PART A - Class A: Equity Index Fund

Item 1.  Cover Page  . . . . . . . . . . . . . Cover Page
Item 2.  Synopsis  . . . . . . . . . . . . . . Transaction and
                                               Operating Expense
                                               Tables
Item 3.  Condensed Financial Information . . . Financial Highlights
Item 4.  General Description of Registrant . . Cover Page; Highlights;
                                               Investment Objectives;
                                               Investment Restrictions;
                                               General Information
Item 5.  Management of the Fund. . . . . . . . Cover Page; Management; General
                                               Information; Back Cover
Item 5A. Management Discussions
         of Fund Performance . . . . . . . . . Disclosure in Annual
                                               Report
Item 6.  Capital Stock and Other Securities. . Cover Page;
                                               Distributions; Taxes;
                                               Description of Shares;
                                               General Information;
                                               Opening an Account and
                                               Purchasing Shares;
                                               Selling Shares

Item 7.  Purchase of Securities Being Offered  Valuation of Shares;
                                               Opening an Account and
                                               Purchasing Shares;
                                               Exchanging Shares
Item 8.  Redemption or Repurchase  . . . . . . Selling Shares; Redeeming Shares
Item 9.  Pending Legal Proceedings . . . . . . *

PART A - CoreFund Elite Cash Reserve, CoreFund
Elite Government Reserve and CoreFund Elite
Treasury Reserve Portfolios

Item 1.  Cover Page  . . . . . . . . . . . . . Cover Page
Item 2.  Synopsis  . . . . . . . . . . . . . . Transaction and
                                               Operating Expense
                                               Tables
Item 3.  Condensed Financial Information . . . Financial Highlights
Item 4.  General Description of Registrant . . Cover Page; Highlights;
                                               Investment Objectives;
                                               Investment Restrictions;
                                               General Information
Item 5.  Management of the Fund. . . . . . . . Cover Page; Management; General
                                               Information;Back Cover
Item 5A. Management Discussions
         of Fund Performance . . . . . . . . . Disclosure in Annual
                                               Report
Item 6.  Capital Stock and Other Securities. . Cover Page;
                                               Distributions; Taxes;
                                               Description of Shares;
                                               General Information;
                                               Opening an Account and
                                               Purchasing Shares;
                                               Selling Shares
Item 7.  Purchase of Securities Being Offered  Valuation of Shares;
                                               Opening an Account and
                                               Purchasing Shares;
                                               Exchanging Shares
Item 8.  Redemption or Repurchase  . . . . . . Selling Shares; Redeeming Shares
Item 9.  Pending Legal Proceedings . . . . . . *


PART A - Fiduciary Reserve Portfolio

Item 1.  Cover Page  . . . . . . . . . . . . . Cover Page
Item 2.  Synopsis  . . . . . . . . . . . . . . Fund Expenses
Item 3.  Condensed Financial Information . . . Financial Highlights
Item 4.  General Description of Registrant . . Cover Page;
                                               Introduction; Investment
                                               Objective and Policies;
                                               Investment Restrictions;
                                               General Information

Item 5.  Management of the Fund. . . . . . . . Cover Page; Management of the
                                               Fund; General Information
Item 5A. Management Discussions
         of Fund Performance . . . . . . . . . Disclosure in Annual
                                               Report
Item 6.  Capital Stock and Other Securities. . Cover Page; Dividends
                                               and Taxes; Description
                                               of Shares; General
                                               Information; How to
                                               Purchase and Redeem
                                               Shares
Item 7.  Purchase of Securities Being Offered  Valuation of Shares; How
                                               to Purchase and Redeem
                                               Shares
Item 8.  Redemption or Repurchase  . . . . . . How to Purchase and Redeem Shares
Item 9.  Pending Legal Proceedings . . . . . . *

PART A - Fiduciary Treasury Portfolio

Item 1.  Cover Page  . . . . . . . . . . . . . Cover Page
Item 2.  Synopsis  . . . . . . . . . . . . . . Fund Expenses

Item 3.  Condensed Financial Information . . . Financial Highlights
Item 4.  General Description of Registrant . . Cover Page;
                                               Introduction; Investment
                                               Objective and Policies;
                                               Investment Restrictions;
                                               General Information
Item 5.  Management of the Fund. . . . . . . . Cover Page; Management of the
                                               Fund; General Information
Item 5A. Management Discussions
         of Fund Performance . . . . . . . . . Disclosure in Annual
                                               Report
Item 6.  Capital Stock and Other Securities. . Cover Page; Dividends
                                               and Taxes; Description
                                               of Shares; General
                                               Information; How to
                                               Purchase and Redeem
                                               Shares
Item 7.  Purchase of Securities Being Offered  Valuation of Shares; How
                                               to Purchase and Redeem
                                               Shares
Item 8.  Redemption or Repurchase  . . . . . . How to Purchase and Redeem Shares
Item 9.  Pending Legal Proceedings . . . . . . *



PART A - Fiduciary Tax-Free Portfolio

Item 1.  Cover Page  . . . . . . . . . . . . . Cover Page
Item 2.  Synopsis  . . . . . . . . . . . . . . Fund Expenses
Item 3.  Condensed Financial Information . . . Financial Highlights
Item 4.  General Description of Registrant . . Cover Page;
                                               Introduction; Investment
                                               Objective and Policies;
                                               Investment Restrictions;
                                               General Information
Item 5.  Management of the Fund. . . . . . . . Cover Page; Management of the
                                               Fund; General Information
Item 5A. Management Discussions
         of Fund Performance . . . . . . . . . Disclosure in Annual
                                               Report
Item 6.  Capital Stock and Other Securities. . Cover Page; Dividends
                                               and Taxes; Description
                                               of Shares; General
                                               Information; How to
                                               Purchase and Redeem
                                               Shares
Item 7.  Purchase of Securities Being Offered  Valuation of Shares; How
                                               to Purchase and Redeem
                                               Shares
Item 8.  Redemption or Repurchase  . . . . . . How to Purchase and Redeem Shares
Item 9.  Pending Legal Proceedings . . . . . . *


Part B

Item 10.    Cover Page . . . . . . . . . . . . Cover Page
Item 11.    Table of Contents. . . . . . . . . Table of Contents
Item 12.    General Information and History. . The Fund
Item 13.    Investment Objectives and          Investment
            Policies . . . . . . . . . . . . . Objective and
                                               Policies
Item 14.    Management of the Registrant . . . Directors
                                               and Officers; the
                                               Investment Adviser,
                                               Manager and Distributor
Item 15.    Control Persons and Principal
            Holders of Securities. . . . . . . Principal Holders of Securities
Item 16.    Investment Advisory and Other
            Services . . . . . . . . . . . . . The Investment Adviser,
                                               Administrator and Distributor
Item 17.    Brokerage Allocation and Other
            Practices. . . . . . . . . . . . . Portfolio Transactions
Item 18.    Capital Stock and Other
            Securities . . . . . . . . . . . . Description of Shares
Item 19.    Purchase, Redemption and Pricing
            of Securities Being Offered. . . . Included in Part A
Item 20.    Tax Status . . . . . . . . . . . . Included in Part A
Item 21.    Underwriters . . . . . . . . . . . *
Item 22.    Calculation of Performance Data. . Yield

Item 23.    Financial Statements . . . . . . . Financial Statements

Part C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

-------------
* Omitted since the answer is negative or the Item is inapplicable.

/x/
COREFUND
FAMILY OF
MUTUAL FUNDS

PROSPECTUS
COREFUNDS, INC.



MARCH 18, 1996
CLASS Y SHARES-INSTITUTIONAL

      CoreFunds, Inc. is an open-end management investment company presently offering shares in twenty-three diversified and non-diversified portfolios that offer a variety of investment opportunities. These portfolios are managed by CoreStates Investment Advisers, Inc. This Prospectus relates to Class Y Shares in seventeen portfolios, including equity, fixed income, and money market portfolios (the "Funds").

      This Prospectus gives you information about the Funds that you should be aware of before investing. Additional information about the Funds, contained in a Statement of Additional Information dated March 18, 1996, has been filed with the Securities and Exchange Commission. It is incorporated in this Prospectus by reference. To obtain a copy without charge, call or write:



                                CoreFunds, Inc.
                                680 East Swedesford Road
                                Wayne, PA 19087
                                1-800-355-CORE

Keep this Prospectus for future reference.

SHARES IN THE FUNDS ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF EACH FUND'S INVESTMENT ADVISER, OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
  TABLE OF CONTENTS                                                 /X/ COREFUND

Transaction and Operating
  Expense Tables......................................    3
Financial Highlights..................................    7
Highlights............................................   10

_____________________ FUNDAMENTALS OF MUTUAL FUND INVESTING ____________________

Types of investment vehicles..........................   13
How to invest in stocks, bonds, and money market
  instruments.........................................   15
Developing your investment strategy...................   20

___________________________ INFORMATION ON THE FUNDS ___________________________


Investment Objectives of the Funds....................   24
     Equity Funds.....................................   24
     Fixed Income Funds...............................   24
     Money Market Funds...............................   25
Investment Policies...................................   25
     Equity Funds.....................................   25
     Fixed Income Funds...............................   30
     Money Market Funds...............................   34
     Other Investment Practices
        of the Funds..................................   35
Types of Securities in Which the Funds Invest.........   40
     Equity Funds.....................................   40
     Taxable Fixed Income Funds.......................   40
     Taxable Money Market Funds.......................   43
     Tax-Free Fixed Income and Money
        Market Funds..................................   44
     Temporary Investments............................   46
Investment Restrictions...............................   47
Investor Considerations...............................   49
     Investment Suitability...........................   49
     Investment Risks.................................   51
Distributions.........................................   54
Taxes.................................................   55
Valuation of Shares...................................   58
     Net Asset Value..................................   58
     Portfolio Pricing................................   59
Management............................................   60
     Investment Adviser, Sub-Advisers.................   60
     Fund Managers....................................   62
     Administrator....................................   65
     Distributor......................................   65
Performance Information...............................   66
     Total Return and Yield...........................   66
     In General.......................................   67
How to Purchase and Redeem Shares.....................   67
     Purchase of Shares...............................   67
     Redemption of Shares.............................   68
Description of Shares.................................   69
General Information...................................   70
Description of Ratings................................   70
     Description of Municipal and Corporate
        Bond Ratings..................................   70
     Description of Municipal
        Note Ratings..................................   72


----
 2         Table of Contents

No person is authorized by CoreFunds, Inc. to give any information or make any representation other than those contained in this Prospectus or in other printed or written material issued by CoreFunds, Inc., and you should not rely on any other information or representation.

--------------------------------------------------------------------------------
  TRANSACTION AND OPERATING EXPENSE TABLES                          /X/ COREFUND


The purpose of the following tables is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Funds.

      The information contained in the tables should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


                                            -------  --------  -------  --------  --------------  ---------
                                            GROWTH             SPECIAL   EQUITY   INTERNATIONAL
Equity Funds                                EQUITY   EQUITY(6) EQUITY    INDEX        GROWTH      BALANCED
------------                                -------  --------  -------  --------  --------------  ---------
Class Y Shares
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on
      Purchases                                none     none     none     none          none          none
    Maximum Sales Load Imposed on
      Reinvested Dividends                     none     none     none     none          none          none
    Deferred Sales Load                        none     none     none     none          none          none
    Redemption Fee                             none     none     none     none          none          none
    Exchange Fee                               none     none     none     none          none          none

ANNUAL FUND OPERATING EXPENSES
    (as a percentage of net assets):
    Investment Advisory Fees After Fee
      Waivers(1)                              .72%     .75%      .10%     .12%          .80%         .67%
    12b-1 Fees                                 none     none     none     none           none         none
    Administrative Fees After Fee Waivers(2)  .16%     .16%      .16%     .16%          .16%         .16%
    Other Expenses(3)                         .08%     .08%      .05%     .09%          .25%         .10%
    Net Annual Fund Operating Expenses(4)     .96%     .99%      .31%     .37%         1.21%         .93%



EXAMPLE
    You would pay the following
    expenses on a $1,000
      investment,                  1 year     $  10    $  10    $   3     $  4        $   12        $   9
    assuming (1) a 5% annual
      return                       3 years       31       32       10       12            38           30
    and (2) redemption at the end  5 years       53       55       17       21            66           51
    of each time period.(5)        10 years     118      121       39       47           147          114


--------------------------------------------------------------------------------


(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .75%, .75%, 1.50%, .40%, .80%, and .70% of the average net assets of Growth Equity Fund, Equity Fund, Special Equity Fund, Equity Index Fund, International Growth Fund, and Balanced Fund, respectively.

(2) Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of each Fund's average net assets.
(3) Includes (among others) custodial, legal and auditing fees.

(4) The Adviser and the Administrator have voluntarily waived a portion of their fees in order to assist the Funds in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal period ending June 30, 1996. Absent any fee waivers, such expense ratios would have been 1.08%, 1.08%, 1.80%, 0.74%, 1.30% and 1.05% for Growth Equity Fund,
    Equity Fund, Special Equity Fund, Equity Index Fund, International Growth Fund and Balanced Fund, respectively. The service providers of all the Funds have been voluntarily waiving a portion of their fees since inception. However, during this year, these providers may change this waiver so that a Fund's expense ratio will approach the contractually mandated ratio.


(5) Absent the voluntary waiver of fees by the Adviser and Administrator, the amounts for this example, for one year, three years, five years and ten years, would be $11, $34, $60 and $132 for Growth Equity Fund; $11, $34, $60 and $132 for Equity Fund; $18, $57, $97, and $212 for Special Equity Fund; $8, $24, $41 and $92 for Equity Index Fund; $13, $41, $71 and $157 for
    International Growth Fund; and $11, $33, $58 and $128 for Balanced Fund.


(6) Prior to the date of this Prospectus, this Fund's name was Value Equity
    Fund.


                                  Transaction and Operating Expense Tables  ----
                                                                               3

--------------------------------------------------------------------------------
  TRANSACTION AND OPERATING EXPENSE TABLES (CONTINUED)


                                                     ------------  ----  ----------  ----------  ------------
                                                        SHORT                                    INTERMEDIATE
                                                     INTERMEDIATE        SHORT-TERM  GOVERNMENT   MUNICIPAL
Fixed Income Funds                                     BOND(6)     BOND    INCOME      INCOME        BOND
----------------------------------------             ------------  ----  ----------  ----------  ------------

Class Y Shares
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on
      Purchases                                          none      none     none        none         none
    Maximum Sales Load Imposed on
      Reinvested Dividends                               none      none     none        none         none
    Deferred Sales Load                                  none      none     none        none         none
    Redemption Fee                                       none      none     none        none         none
    Exchange Fee                                         none      none     none        none         none

ANNUAL FUND OPERATING EXPENSES
    (as a percentage of net assets):
    Investment Advisory Fees After Fee
      Waivers(1)                                          .37%     .35 %     .25%        .37%         .37%
    12b-1 Fees                                           none      none     none        none         none
    Administrative Fees After Fee
      Waivers(2)                                          .16%     .16 %     .16%        .16%         .16%
    Other Expenses(3)                                     .07%     .05 %     .05%        .21%         .06%
    Net Annual Fund Operating Expenses(4)                 .60%     .56 %     .46%        .74%         .59%

EXAMPLE
    You would pay the following
    expenses on a $1,000 investment,          1 year      $ 6      $ 6       $ 5         $ 8          $ 6
    assuming (1) a 5% annual return          3 years       19       18        15          24           19
    and (2) redemption at the end            5 years       33       31        26          41           33
    of each time period.(5)                 10 years       75       70        58          92           74


--------------------------------------------------------------------------------


(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .50%, .74%, .74%, .50% and .50% of the average net assets of Short Intermediate Bond Fund, Government Income Fund and Intermediate Municipal Bond Fund, respectively.

(2) Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of each Fund's average net assets.
(3) Includes (among others) legal, auditing and printing fees.

(4) The Adviser and the Administrator have voluntarily waived a portion of their fees in order to assist the Funds in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal period ending June 30, 1996. Absent fee waivers, such expense ratios would have been 0.82%, 1.04%, 1.04%, 0.96% and 0.81% for Short Intermediate Bond Fund, Bond Fund, Short-Term Income Fund, Government Income Fund and Intermediate Municipal Bond Fund, respectively. The service providers of all the Funds have been waiving all or a portion of their fees since inception. However, during this year, these providers may change the waiver so that a Fund's expense ratio will approach the contractually mandated ratio.


(5) Absent the voluntary waiver of fees by the Adviser and the Administrator, the amounts in this Example, for one year, three years, five years and ten years, would be $8, $26, $46 and $101 for Short Intermediate Bond Fund; $11, $33, $57 and $127 for Bond Fund; $11, $33, $57 and $127 for Short-Term Income Fund; $10, $31, $53 and $118 for Government Income Fund; and $8, $26, $45 and $100 for Intermediate Municipal Bond Fund.


(6) Prior to the date of this Prospectus, this Fund's name was Intermediate Bond Fund.


-----
 4         Transaction and Operating Expense Tables

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

                                                                                   PENNSYLVANIA    NEW JERSEY
                                                                                    MUNICIPAL      MUNICIPAL     GLOBAL
Fixed Income Funds                                                                     BOND           BOND        BOND
--------------------------------------------------------------------               ------------    ----------    ------

Class Y Shares
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases                                            none           none        none
    Maximum Sales Load Imposed on Reinvested Dividends                                 none           none        none
    Deferred Sales Load                                                                none           none        none
    Redemption Fee                                                                     none           none        none
    Exchange Fee                                                                       none           none        none

ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets):
    Investment Advisory Fees After Fee Waivers(1)                                        0%             0%        .52%
    12b-1 Fees                                                                         none           none        none
    Administrative Fees After Fee Waivers(2)                                             0%             0%        .16%
    Other Expenses(3)                                                                  .37%           .40%        .21%
    Net Annual Fund Operating Expenses(4)                                              .37%           .40%        .89%

EXAMPLE
    You would pay the following
    expenses on a $1,000 investment,                                    1 year         $  4           $  4        $  9
    assuming (1) a 5% annual return                                     3 years          12             13          28
    and (2) redemption at the end                                       5 years          21             22          49
    of each time period.(5)                                            10 years          47             51         110


--------------------------------------------------------------------------------

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .50%, .50% and .60% of the average net assets of Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Global Bond Fund, respectively.
(2) Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of each Fund's average net assets.
(3) Includes (among others) legal, auditing and printing fees.
(4) The Adviser and the Administrator have voluntarily waived a portion of their fees in order to assist the Funds in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal period ending June 30, 1996. Absent fee waivers, such expense ratios would have been 0.96%, 0.99% and 1.06% for Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Global Bond Fund, respectively. The service providers of all the Funds have been waiving all or a portion of their fees since inception. However, during this year, these providers may change the waiver so that a Fund's expense ratio will approach the contractually mandated ratio.
(5) Absent the voluntary fee waiver of the Adviser and the Administrator, the amounts in this Example, for one year, three years, five years and ten years, would be $10, $31, $53, and $118 for Pennsylvania Municipal Bond Fund; $10, $32, $55, and $121 for New Jersey Municipal Bond Fund; and $11, $34, $58, and $129 for Global Bond Fund.

                                  Transaction and Operating Expense Tables  ----
                                                                               5

--------------------------------------------------------------------------------
  TRANSACTION AND OPERATING EXPENSE TABLES (CONTINUED)              /X/ COREFUND


                                                                          -------         --------         --------
                                                                           CASH           TREASURY         TAX-FREE
Money Market Funds                                                        RESERVE         RESERVE          RESERVE
-------------------------------------------------                         -------         --------         --------

Class Y Shares
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases                                 none            none             none
    Maximum Sales Load Imposed on Reinvested
      Dividends                                                             none            none             none
    Deferred Sales Load                                                     none            none             none
    Redemption Fee                                                          none            none             none
    Exchange Fee                                                            none            none             none

ANNUAL FUND OPERATING EXPENSES
    (as a percentage of net assets):
    Investment Advisory Fees After Fee Waivers(1)                           .29%            .29%             .29%
    12b-1 Fees                                                              none            none             none
    Administrative Fees After Fee Waivers(2)                                .16%            .16%             .16%
    Other Expenses(3)                                                       .08%            .08%             .08%
    Net Annual Fund Operating Expenses(4)                                   .53%            .53%             .53%

EXAMPLE
    You would pay the following
    expenses on a $1,000 investment,                       1 year          $   5            $  5             $  5
    assuming (1) a 5% annual return                       3 years             17              17               17
    and (2) redemption at the end                         5 years             30              30               30
    of each time period.(5)                              10 years             66              66               66


--------------------------------------------------------------------------------

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .50%, .50%, and .50% of the average net assets of Cash Reserve, Treasury Reserve, and Tax-Free Reserve, respectively.
(2) Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of each Fund's average net assets.
(3) Includes (among others) legal, auditing, and printing fees.
(4) The Adviser and the Administrator have voluntarily waived a portion of their fees in order to assist the Funds in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal period ended June 30, 1996. Absent any fee waivers, such expense ratios would have been 0.83%, 0.83% and 0.83%, for Cash Reserve, Treasury Reserve, and Tax-Free Reserve, respectively. The service providers of all the Funds have been waiving all or a portion of their fees since inception. However, during this year, these providers may change the waiver so that a Fund's expense ratio will approach the contractually mandated ratio.
(5) Absent the voluntary fee waiver of the Adviser and the Administrator, the amounts in this Example, for one year, three years, five years and ten years, would be $8, $28, $46 and $103 for Cash Reserve; $8, $28, $46 and $103 for Treasury Reserve; and $8, $28, $46 and $103 for Tax-Free Reserve.

-----
 6         Transaction and Operating Expense Tables

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS                                              /X/ COREFUND
    The tables that follow present information about the investment results of the shares of the Funds. The financial highlights for each of the periods presented have been audited by Ernst & Young LLP, independent certified public accountants, whose report thereon appears in CoreFunds' annual report which accompanies the Statement of Additional Information.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JUNE 30,

Equity Funds
______________

                                                                                                                        Net
                                                   Realized and                                                       Assets,
                          Net Asset                 Unrealized    Dividends                                           End of
                           Value,        Net       Net Gains or    from Net    Distribution   Net Asset               Period
                          Beginning   Investment   (Losses) on    Investment   from Capital   Value End   Total        (000
                          of Period     Income      Securities      Income        Gains       of Period   Return     omitted)
                          ---------   ----------   ------------   ----------   ------------   ---------   ------     ---------
-----------------
GROWTH EQUITY
-----------------
CLASS Y
1995                       $  9.11      $ 0.08        $ 2.07        $(0.08)       $   --       $ 11.18     23.71%    $  91,345
1994                          9.95        0.05         (0.84)        (0.05)           --          9.11     (8.01)       64,877
1993                          8.74        0.08          1.21         (0.08)           --          9.95     14.76        63,777
1992(1)                      10.00        0.05         (1.26)        (0.05)           --          8.74    (12.05)+      33,418
CLASS A
1995                       $  9.10      $ 0.06        $ 2.07        $(0.06)       $   --       $ 11.17     23.44%    $   2,043
1994                          9.95        0.04         (0.85)        (0.04)           --          9.10     (8.13)        1,730
1993*                         9.80        0.03          0.15         (0.03)           --          9.95      1.80+        5,224
-------
EQUITY
-------
CLASS Y
1995                       $ 12.58      $ 0.15        $ 1.97        $(0.15)       $(0.28)      $ 14.27     17.29%    $  31,003
1994                         13.11        0.09         (0.27)        (0.09)        (0.26)        12.58     (1.51)       25,448
1993                         11.22        0.16          1.89         (0.16)           --         13.11     18.31        15,397
1992                         10.33        0.15          0.89         (0.15)           --         11.22      9.98        10,882
1991                         10.31        0.15          0.18         (0.15)        (0.16)        10.33      3.37         5,182
1990(2)                      10.00        0.10          0.31         (0.10)           --         10.31      4.10+        5,154
CLASS A
1995                       $ 12.60      $ 0.13        $ 1.96        $(0.12)       $(0.28)      $ 14.29     16.96%    $   3,708
1994                         13.12        0.06         (0.26)        (0.06)        (0.26)        12.60     (1.69)        4,737
1993*                        12.49        0.05          0.67         (0.09)           --         13.12      5.77+          714

-----------------
SPECIAL EQUITY
-----------------

---------------
EQUITY INDEX
---------------
CLASS Y
1995                       $ 20.54      $ 0.52        $ 4.24        $(0.52)       $(0.99)      $ 23.79     24.45%    $ 112,553
1994                         20.97        0.55         (0.43)        (0.55)           --         20.54      0.55        72,552
1993                         19.22        0.52          1.84         (0.52)        (0.09)        20.97     12.39        50,551
1992                         18.46        0.52          1.80         (0.48)        (1.08)        19.22     12.59        20,166
1991(3)                      19.48        0.03         (0.94)        (0.02)        (0.09)        18.46     (4.64)+      12,117
-------------------------
INTERNATIONAL GROWTH
-------------------------
CLASS Y
1995                       $ 13.18      $ 0.12        $(0.17)       $(0.04)       $(0.80)      $ 12.29     (0.21)%   $ 110,838
1994                         11.71        0.12          1.78         (0.12)        (0.31)        13.18     16.28       108,911
1993                         10.52        0.10          1.16         (0.07)           --         11.71     12.06        61,655
1992                         10.10        0.17          0.31            --         (0.06)        10.52      4.90        42,594
1991                         10.75        0.19         (0.44)        (0.27)        (0.13)        10.10     (2.71)       20,582
1990(4)                      10.00        0.11          0.86         (0.09)        (0.13)        10.75      9.74+       13,513
CLASS A
1995                       $ 13.17      $ 0.09        $(0.17)       $(0.02)       $(0.80)      $ 12.27     (0.48)%   $   1,943
1994                         11.71        0.06          1.82         (0.11)        (0.31)        13.17     16.08         2,019
1993*                        10.07        0.05          1.59            --            --         11.71     16.29+          344
----------
BALANCED
----------
CLASS Y
1995                       $  9.88      $ 0.35        $ 1.21        $(0.35)       $(0.03)      $ 11.06     16.21%    $  61,092
1994                         10.39        0.35         (0.51)        (0.35)           --          9.88     (1.62)       42,429
1993(5)                      10.00        0.16          0.39         (0.16)           --         10.39      5.52+       29,434
CLASS A
1995                       $  9.89      $ 0.34        $ 1.19        $(0.33)       $(0.03)      $ 11.06     15.84%    $   2,344
1994                         10.38        0.31         (0.49)        (0.31)           --          9.89     (1.86)        2,222
1993*                        10.00        0.16          0.38         (0.16)           --         10.38      2.50+          701

                                                      Ratio of      Ratio of
                                                     Expenses to   Net Income
                           Ratio of      Ratio of    Average Net   to Average
                          Expenses to   Net Income     Assets      Net Assets   Portfolio
                          Average Net   to Average   (Excluding    (Excluding   Turnover
                            Assets      Net Assets    Waivers)      Waivers)      Rate
                          -----------   ----------   -----------   ----------   ---------
-----------------
GROWTH EQUITY
-----------------
CLASS Y
1995                          0.76%        0.84%         1.10%         0.50%       113%
1994                          0.69         0.48          1.11          0.06        127
1993                          0.43         0.85          1.11          0.17        103
1992(1)                       0.14         1.38          1.12          0.40         66
CLASS A
1995                          1.01%        0.59%         1.35%         0.25%       113%
1994                          0.94         0.23          1.36         (0.19)       127
1993*                         0.80         0.39          1.48         (0.29)       103
-------
EQUITY
-------
CLASS Y
1995                          0.86%        1.12%         1.10%         0.88%       108%
1994                          0.80         0.73          1.09          0.44         78
1993                          0.71         1.29          1.18          0.82         97
1992                          0.99         1.36          1.63          0.72        117
1991                          1.74         1.53          2.39          0.88         96
1990(2)                       1.76         2.35          2.43          1.68         20
CLASS A
1995                          1.11%        0.89%         1.35%         0.65%       108%
1994                          1.05         0.48          1.34          0.19         78
1993*                         0.85         0.97          1.32          0.50         97
-----------------
SPECIAL EQUITY
-----------------
---------------
EQUITY INDEX
---------------
CLASS Y
1995                          0.37%        2.48%         0.76%         2.09%        27%
1994                          0.35         2.63          0.75          2.23         13
1993                          0.49         2.82          0.88          2.43          4
1992                          0.57         2.66          1.06          2.17         27
1991(3)                       0.97         1.79          1.20          1.56         --
------------------------
INTERNATIONAL GROWTH
------------------------
CLASS Y
1995                          1.05%        0.98%         1.19%         0.84%        59%
1994                          0.99         0.23          1.18          0.04         67
1993                          0.99         1.22          1.28          0.93         59
1992                          0.96         1.67          1.40          1.23         87
1991                          0.99         1.80          1.56          1.23         49
1990(4)                       1.22         2.57          1.99          1.80         20
CLASS A
1995                          1.30%        0.73%         1.44%         0.59%        59%
1994                          1.24         0.05          1.43         (0.14)        67
1993*                         1.15         1.51          1.44          1.22         59
----------
BALANCED
----------
CLASS Y
1995                          0.73%        3.51%         1.07%         3.17%        46%
1994                          0.62         3.46          1.08          3.00         56
1993(5)                       0.45         3.38          1.39          2.45         21
CLASS A
1995                          0.98%        3.27%         1.32%         2.93%        46%
1994                          0.87         3.21          1.33          2.75         56
1993*                         0.55         5.76          1.48          4.83         21


--------------------------------------------------------------------------------
+ Returns are for the period indicated and have not been annualized.
* Series B has been offered since January 4, 1993. Balanced has offered Series B since March 16, 1993.
(1) Growth Equity commenced operations on February 3, 1992. All ratios for the period have been annualized.

(2) Equity commenced operations on February 6, 1990. All ratios for the period have been annualized.

(3) Equity Index commenced operations on June 1, 1991. All ratios for the period have been annualized.
(4) International Growth commenced operations on February 12, 1990. All the ratios for the period have been annualized.
(5) Balanced commenced operations on January 4, 1993. All ratios for the period have been annualized.

                                                      Financial Highlights  ----
                                                                               7

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JUNE 30,

Fixed Income Funds
----------------------

                                                      Realized and
                         Net Asset                     Unrealized       Dividends
                          Value,          Net         Net Gains or       from Net      Distributions      Net Asset
                         Beginning     Investment      (Losses) on      Investment     from Capital      Value, End      Total
                         of Period       Income        Securities         Income           Gains          of Period      Return
                         ---------     ----------     -------------     ----------     -------------     -----------     ------
-----------------
GOVERNMENT INCOME
-----------------
CLASS Y
1995                      $  9.52        $ 0.62          $  0.31          $(0.62)         $   ___          $  9.83       10.26%
1994                        10.18          0.50            (0.62)          (0.50)           (0.04)            9.52       (1.34)
1993(1)                     10.00          0.13             0.18           (0.13)              --            10.18        3.12+
CLASS A
1995                      $  9.51        $ 0.61          $  0.33          $(0.61)         $   ___          $  9.84       10.23%
1994                        10.17          0.47            (0.62)          (0.47)           (0.04)            9.51       (1.57)
1993*                       10.00          0.07             0.17           (0.07)              --            10.17        1.71+

-----------------------
SHORT INTERMEDIATE BOND
-----------------------
CLASS Y
1995                      $  9.63        $ 0.53          $  0.21          $(0.53)         $   ___          $  9.84        8.22%
1994                        10.18          0.43            (0.53)          (0.43)           (0.02)            9.63       (0.32)
1993                        10.01          0.47             0.31           (0.47)           (0.14)           10.18        7.90
1992(2)                     10.00          0.23             0.01           (0.23)              --            10.01        2.49+
CLASS A
1995                      $  9.63        $ 0.54          $  0.20          $(0.53)         $   ___          $  9.84        7.95%
1994                        10.18          0.41            (0.53)          (0.41)           (0.02)            9.63       (0.56)
1993*                       10.01          0.20             0.17           (0.20)              --            10.18        3.95+

____
BOND
----
-----------------
SHORT-TERM INCOME
-----------------
---------------------------
INTERMEDIATE MUNICIPAL BOND
---------------------------
CLASS Y
1995                      $  9.68        $ 0.38          $  0.15          $(0.38)         $    --          $  9.83        5.58%
1994                        10.09          0.39            (0.41)          (0.39)              --             9.68       (0.27)
1993(3)                     10.00          0.04             0.09           (0.04)              --            10.09        1.33+
CLASS A
1995                      $  9.67        $ 0.35          $  0.16          $(0.35)         $    --          $  9.83        5.42%
1994                        10.08          0.37            (0.41)          (0.37)              --             9.67       (0.52)
1993*                       10.00          0.03             0.08           (0.03)              --            10.08        1.19+

-----------
GLOBAL BOND
-----------
CLASS Y
1995                      $  9.06        $ 0.62          $  0.24          $(0.30)         $    --          $  9.62        9.70%
1994(4)                     10.00          0.25            (1.15)          (0.04)              --             9.06       (9.00)+
CLASS A
1995                      $  9.04        $ 0.61          $  0.24          $(0.28)         $    --          $  9.61        9.57%
1994(4)                     10.00          0.19            (1.11)          (0.04)              --             9.04       (9.22)+

---------------------------
PENNSYLVANIA MUNICIPAL BOND
---------------------------
CLASS Y
1995                      $  9.95        $ 0.51          $  0.21          $(0.51)         $    --          $ 10.16        7.50%
1994(5)                     10.00          0.06            (0.05)          (0.06)              --             9.95        0.14+
CLASS A
1995                      $  9.95        $ 0.49          $  0.21          $(0.49)         $    --          $ 10.16        7.25%
1994(5)                     10.00          0.06            (0.05)          (0.06)              --             9.95        0.09+

-------------------------
NEW JERSEY MUNICIPAL BOND
-------------------------
CLASS Y
1995                      $  9.94        $ 0.52          $  0.18          $(0.52)         $    --          $ 10.12        7.25%
1994(5)                     10.00          0.06            (0.06)          (0.06)              --             9.94        0.01+
CLASS A
1995                      $  9.95        $ 0.49          $  0.17          $(0.49)         $    --          $ 10.12        6.84%
1994(5)                     10.00          0.06            (0.05)          (0.06)              --             9.95        0.08+



                          Net                                        Ratio of        Ratio of
                        Assets,                                     Expenses to     Net Income
                        End of        Ratio of        Ratio of      Average Net     to Average
----------              Period       Expenses to     Net Income       Assets        Net Assets     Portfolio
GOVERNMENT               (000        Average Net     to Average     (Excluding      (Excluding     Turnover
INCOME                 omitted)        Assets        Net Assets      Waivers)        Waivers)        Rate
----------             ---------     -----------     ----------     -----------     ----------     --------
CLASS Y
1995                    $11,305          0.59%          6.53%           0.98%          6.14%          368%
1994                      9,089          0.50           4.93            1.00           4.43           157
1993(1)                   6,323          0.44           5.41            1.10           4.75            93
CLASS A
1995                    $ 1,374          0.85%          6.25%           1.24%          5.86%          368%
1994                      1,536          0.75           4.68            1.25           4.18           157
1993*                       201          0.63           5.35            1.29           4.69            93

-----------------------
SHORT INTERMEDIATE BOND
-----------------------
CLASS Y
1995                    $55,128          0.60%          5.76%           0.84%          5.52%          405%
1994                     48,379          0.58           4.30            0.86           4.02           299
1993                     44,692          0.42           4.62            0.86           4.18           188
1992(2)                  22,623          0.11           5.73            0.84           5.00            51
CLASS A
1995                    $ 1,961          0.85%          5.27%           1.09%          5.03%          405%
1994                      9,365          0.83           4.05            1.11           3.77           299
1993*                     5,752          0.75           3.78            1.19           3.34           188

----
BOND
----
-----------------
SHORT-TERM INCOME
-----------------
----------------------------
INTERMEDIATE MUNICIPAL BOND
----------------------------
CLASS Y
1995                    $   365          0.82%          3.91%           1.26%          3.47%            9%
1994                      1,088          0.63           3.91            1.17           3.37            43
1993(3)                   2,009          0.58           2.74            1.45           1.87            10
CLASS A
1995                    $ 1,027          1.08%          3.65%           1.52%          3.21%            9%
1994                      1,311          0.88           3.66            1.42           3.12            43
1993*                       166          0.81           2.51            1.68           1.64            10

-----------
GLOBAL BOND
-----------
CLASS Y
1995                    $26,898          0.64%          6.84%           1.03%          6.45%          133%
1994(4)                  24,957          0.73           5.04            1.12           4.65           161
CLASS A
1995                    $   170          0.89%          6.59%           1.28%          6.20%          133%
1994(4)                     167          0.98           4.79            1.37           4.40           161

---------------------------
PENNSYLVANIA MUNICIPAL BOND
---------------------------
CLASS Y
1995                    $ 2,272          0.39%          5.26%           1.14%          4.51%           18%
1994(5)                     434          0.42           5.09            1.17           4.34             3
CLASS A
1995                    $   317          0.64%          4.95%           1.39%          4.20%           18%
1994(5)                     163          0.67           4.84            1.42           4.09             3


-------------------------
NEW JERSEY MUNICIPAL BOND
-------------------------
CLASS Y
1995                    $ 1,550          0.42%          5.21%           1.17%          4.46%           32%
1994(5)                   1,432          0.43           5.07            1.35           4.15            13
CLASS A
1995                    $    24          0.68%          4.97%           1.44%          4.21%           32%
1994(5)                       2          0.68           4.82            1.60           3.90            13


--------------------------------------------------------------------------------

+ Returns are for the period indicated and have not been annualized.
* Series B has been offered since January 4, 1993. Government Income and Intermediate Municipal Bond Funds have offered Series B since May 3, 1993. Ratios for this period have been annualized.
(1) Government Income commenced operations on April 1, 1993. Ratios for this period have been annualized.
(2) Intermediate Bond commenced operations on February 3, 1992. Ratios for this period have been annualized.
(3) Intermediate Municipal Bond commenced operations on May 3, 1993. Ratios for this period have been annualized.
(4) Global Bond Fund commenced operations on December 15, 1993. Ratios for this period have been annualized.
(5) Pennsylvania Municipal Bond and New Jersey Municipal Bond Funds commenced operations on May 16, 1994. Ratios for this period have been annualized.

-----
 8         Financial Highlights

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JUNE 30,

Money Market Funds
-----------------------

                                                                                      Net
                 Net Asset                  Dividends         Net                   Assets       Ratio of       Ratio of
                   Value         Net         from Net     Asset Value               End of      Expenses to    Net Income
                 Beginning    Investment    Investment      End of       Total      Period      Average Net    to Average
                 of Period      Income        Income        Period       Return      (000)        Assets       Net Assets
                 ---------    ----------    ----------    -----------    ------    ---------    -----------    ----------
------------
CASH RESERVE
------------
CLASS Y
1995               $1.00        $ 0.05        $(0.05)        $1.00        5.15%    $ 510,341        0.48%         5.04%
1994                1.00          0.03         (0.03)         1.00        3.00       505,273        0.47          2.95
1993                1.00          0.03         (0.03)         1.00        2.99       460,832        0.46          2.97
1992                1.00          0.05         (0.05)         1.00        4.83       568,672        0.38          4.68
1991                1.00          0.07         (0.07)         1.00        7.28       473,187        0.37          6.94
1990                1.00          0.08         (0.08)         1.00        8.65       316,290        0.34          8.28
1989                1.00          0.09         (0.09)         1.00        8.87       186,151        0.37          8.62
1988                1.00          0.07         (0.07)         1.00        6.70        82,399        0.55          6.54
1987                1.00          0.06         (0.06)         1.00        5.85        35,054        0.54          5.60
1986(1)             1.00          0.06         (0.06)         1.00        3.36+       56,416        0.59          6.93

CLASS C
1995               $1.00        $ 0.05        $(0.05)        $1.00        4.89%    $  17,583        0.73%         4.86%
1994                1.00          0.03         (0.03)         1.00        2.74+       11,451        0.72          2.70
1993*               1.00          0.01         (0.01)         1.00        1.23+       15,330        0.76          2.52
----------------
TREASURY RESERVE
----------------
CLASS Y
1995               $1.00        $ 0.05        $(0.05)        $1.00        4.98%    $ 479,206        0.48%         4.91%
1994                1.00          0.03         (0.03)         1.00        2.91       484,974        0.48          2.87
1993                1.00          0.03         (0.03)         1.00        2.96       446,788        0.46          2.89
1992                1.00          0.05         (0.05)         1.00        4.73       444,388        0.38          4.58
1991                1.00          0.07         (0.07)         1.00        7.11       427,439        0.37          6.80
1990                1.00          0.08         (0.08)         1.00        8.38       270,524        0.37          8.03
1989(2)             1.00          0.06         (0.06)         1.00        4.66+      220,479        0.20          9.26

CLASS C
1995               $1.00        $ 0.05        $(0.05)        $1.00        4.72%    $  21,612        0.73%         4.81%
1994                1.00          0.03         (0.03)         1.00        2.65         7,573        0.73          2.62
1993*               1.00          0.01         (0.01)         1.00        1.21+        7,672        0.75          2.46
----------------
TAX-FREE RESERVE
----------------
CLASS Y
1995               $1.00        $ 0.03        $(0.03)        $1.00        3.12%    $  62,756        0.48%         3.09%
1994                1.00          0.02         (0.02)         1.00        2.03        79,384        0.49          2.00
1993                1.00          0.02         (0.02)         1.00        2.23        72,255        0.51          2.20
1992                1.00          0.03         (0.03)         1.00        3.56        80,147        0.37          3.39
1991(3)             1.00          0.01         (0.01)         1.00        1.07+       42,573        0.06          4.20

CLASS C
1995               $1.00        $ 0.03        $(0.03)        $1.00        2.86%    $   1,524        0.73%         2.80%
1994                1.00          0.02         (0.02)         1.00        1.78         2,708        0.74          1.75
1993*               1.00          0.01         (0.01)         1.00        0.85+        1,795        0.76          1.71

                Ratio of       Ratio of
               Expenses to    Net Income
               Average Net    to Average
                 Assets       Net Assets
               (Excluding     (Excluding
                Waivers)       Waivers)
               -----------    ----------
------------
CASH RESERVE
------------
CLASS Y
1995               0.85%         4.67%
1994               0.85          2.57
1993               0.85          2.58
1992               0.82          4.24
1991               0.82          6.49
1990               0.80          7.82
1989               0.90          8.05
1988               1.14          5.96
1987               1.01          5.13
1986(1)            1.21          6.31
CLASS C
1995               1.10%         4.49%
1994               1.10          2.32
1993*              1.15          2.13
----------------
TREASURY RESERVE
----------------
CLASS Y
1995               0.85%         4.54%
1994               0.86          2.49
1993               0.85          2.50
1992               0.82          4.14
1991               0.82          6.35
1990               0.84          7.56
1989(2)            0.84          8.62
CLASS C
1995               1.10%         4.44%
1994               1.11          2.24
1993*              1.14          2.07
----------------
TAX-FREE RESERVE
----------------
CLASS Y
1995               0.85%         2.72%
1994               0.87          1.62
1993               0.89          1.82
1992               0.88          2.88
1991(3)            0.81          3.45
CLASS C
1995               1.10%         2.43%
1994               1.12          1.37
1993*              1.14          1.33


--------------------------------------------------------------------------------

+ Returns are for the period indicated and have not been annualized.
* Series B has been offered since January 4, 1993. Ratios for this period have been annualized.
(1) Cash Reserve commenced operations on August 16, 1985. Ratios for this period have been annualized.
(2) Treasury Reserve commenced operations on November 21, 1988. Ratios for this period have been annualized.
(3) Tax-Free Reserve commenced operations on April 16, 1991. Ratios for this period have been annualized.

                                                      Financial Highlights  ----
                                                                               9

--------------------------------------------------------------------------------
  HIGHLIGHTS


COREFUNDS                 CoreFunds, Inc. ('CoreFunds') is an open-end management investment company presently offering shares in seventeen diversified and non-diversified portfolios. This Prospectus offers Class Y Shares of seventeen portfolios. Class Y Shares are primarily offered to various types of institutional investors, which may include CoreStates Bank and its affiliate and corresponding banks, for the investment of their own funds or for funds for which they serve in a fiduciary, agency or custodial capacity. The shares offered in this Prospectus are not subject to a sales load or 12b-1 charges.
                          Materials relating to Class A and Class C Shares of the Funds may be obtained by calling
                          1-800-355-CORE or by writing to CoreFunds, Inc., 680 E. Swedesford Road, Wayne PA 19087. Prior to the
                          date of this Prospectus, all Class A Shares were known as Series B -- Individual for all portfolios other than Money Market Funds; Class C Shares were known as Series B -- Individual for the Money
                          Market Funds; and Class Y Shares were known as Series A -- Institutional. CoreFunds has changed their designation to conform to the standard designations suggested by the Investment Company Institute.
--------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTALS OF MUTUAL    This section will assist you in appreciating investments generally. It describes the three basic types
FUND INVESTING            of investments--stocks, bonds, and money market investments-- as well as mutual funds which employ one or more of these instruments. The various types of mutual funds available and the advantages of mutual fund investing are also discussed.
                                                                                                                         PAGE 13
--------------------------------------------------------------------------------------------------------------------------------
MULTIPLE PORTFOLIOS       Investors may choose to invest in any of the seventeen funds of CoreFunds offered in this Prospectus.
                          EQUITY FUNDS                   FIXED INCOME FUNDS                        MONEY MARKET FUNDS
                          Growth Equity Fund             Short Intermediate Bond                   Cash Reserve
                          Equity Fund                    Fund                                      Treasury Reserve
                          Special Equity Fund            Bond Fund                                 Tax-Free Reserve
                          Equity Index Fund              Short-Term Income Fund
                          International Growth Fund      Government Income Fund
                          Balanced Fund                  Intermediate Municipal
                                                         Bond Fund
                                                         Pennsylvania Municipal
                                                         Bond Fund
                                                         New Jersey Municipal Bond Fund
                                                         Global Bond Fund
                                                                                                                         PAGE 24
--------------------------------------------------------------------------------------------------------------------------------
RISK CHARACTERISTICS      Investment in the Funds involves a number of risks, including possible loss of principal. The Funds differ significantly in terms of specific risks. Certain risk factors applicable to the Funds are described below.
                          EQUITY FUNDS
                          The Equity Funds are subject to market risk and fund risk. Market risk is the possibility that stock prices in general will decline over short or even extended periods of time. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Fund risk is the


-----
 10        Highlights

------------------------------------------------------------------------------
                                                                  /X/ COREFUND
                  possibility that a Fund's performance during a specific period may not meet or exceed that of the stock market as a whole. Therefore, investors should consider their holdings in equity mutual funds to be long-term investments.
                        In addition to market and fund risks, International
                  Growth Fund is also subject to foreign market and currency risk. Investments in foreign stock markets can be as volatile, if not more volatile, than investments in U.S. markets. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities held by the Fund.

                  FIXED INCOME FUNDS
                  Securities held by the Fixed Income Funds may be subject to several types of investment risk, including market risk, credit risk, and call risk. With respect to these Funds, market risk (or interest rate risk) is the potential for a decline in the price of fixed income securities due to rising interest rates. Credit risk is the possibility that a bond issuer will be unable to make timely payments of either principal or interest. Call risk (or income risk) relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity. Such an event would require a Fund to invest the resulting proceeds elsewhere, at generally lower interest rates, which would cause fluctuations in the Fund's net income.

                        Short Intermediate Bond Fund, Bond Fund and Short-Term
                  Income Fund may also be exposed to event risk, the possibility that corporate fixed income securities held by these Funds may suffer a substantial decline in credit quality and market value due to a corporate restructuring. While event risk may be high for certain corporate securities held by these Funds, event risk in the aggregate should be low because of the Funds' diversified holdings.

                        An investment in either the Pennsylvania Municipal
                  Bond Fund or the New Jersey Municipal Bond Fund involves special risk considerations. The concentration of investments in Pennsylvania municipal securities by the Pennsylvania Municipal Bond Fund and the concentration of investments in New Jersey municipal securities by the New Jersey Municipal Bond Fund raises certain investment considerations, including the possibility that changes in the economic condition and governmental policies of either state or its municipalities could adversely affect the value of the corresponding Fund and the portfolio securities held by it.
                        Global Bond Fund is also subject to foreign market and
                  currency risks, as discussed above.

                  MONEY MARKET FUNDS
                  Securities held by Cash Reserve and Treasury Reserve may be subject, on a limited basis, to credit risk. The credit risk of a money market investment portfolio is similar to that of a fixed income portfolio.
                        Securities held by Tax-Free Reserve may be subject, on
                  a limited basis, to several types of investment risk, including market risk (or interest rate risk), credit risk and call risk (or income risk).
                                                                       PAGE 48
------------------------------------------------------------------------------

                                                              Highlights  ----
                                                                            11

--------------------------------------------------------------------------------
  HIGHLIGHTS (CONTINUED)                                            /X/ COREFUND


INVESTMENT                CoreStates Investment Advisers, Inc. ('CoreStates Advisers') serves as the investment adviser for
ADVISER                   each Fund. Equity Fund, International Growth Fund and Global Bond Fund also retain sub-advisers.
                          CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity, and international investments. It currently manages discretionary and non-
                          discretionary client security portfolios with a total aggregate market value exceeding $29 billion, for individuals, corporations, institutions and municipalities.
                                                                                                                       PAGE 57
------------------------------------------------------------------------------------------------------------------------------
DIVIDEND                  Shareholders of a Fund are entitled to dividends and distributions arising from the net investment
POLICY                    income and capital gains, if any, earned on investments held by the Fund.
                                                                                                                       PAGE 51
------------------------------------------------------------------------------------------------------------------------------
TAXES                     The sale or redemption of shares of a mutual fund is a taxable event to the selling or redeeming shareholder. In addition, any receipt of dividends which represent capital gain distributions will be subject to federal and state income taxes. However, receipt of other dividends will generally not be subject to federal income taxes. Ordinary dividends also will be subject to state income taxes, except as to Pennsylvania residents for the Pennsylvania Municipal Bond Fund and New Jersey
                          residents for the New Jersey Municipal Bond Fund.
                                                                                                                       PAGE 52
------------------------------------------------------------------------------------------------------------------------------
PURCHASING                Institutional investors may acquire Class Y Shares of the Funds for their own account or as a record
SHARES                    holder on behalf of fiduciary, agency or custody accounts by placing orders with the Funds'
                          distributor. The minimum initial investment is $1,000,000 for each Fund which amount may be waived at the discretion of the distributor. However, the minimum initial investment amount for retail investors investing in Equity Index Fund (primarily through IRAs) is $500. There is no minimum for subsequent investments.
                                                                                                                       PAGE 63
------------------------------------------------------------------------------------------------------------------------------
SELLING                   With respect to shares held by institutional investors on behalf of their customer accounts, all or
SHARES                    part of the shares beneficially owned by a customer may be redeemed in accordance with instructions and limitations pertaining to their account at the institution. The share price of each Fund except for the Money Market Funds is expected to fluctuate and may at redemption be more or less than at the time of initial purchase, resulting in a gain or loss.
                                                                                                                       PAGE 64
------------------------------------------------------------------------------------------------------------------------------


-----
 12        Highlights

--------------------------------------------------------------------------------
  FUNDAMENTALS OF MUTUAL FUND INVESTING                             /X/ COREFUND

AN INTRODUCTORY GUIDE FOR INVESTORS

This section is devoted to those who are unfamiliar or uncomfortable with the concepts of mutual fund investing, as well as those who are interested in developing a coordinated strategy which can help them reach their financial goals.

     It describes the three basic types of investment vehicles -- stocks, bonds, and money market instruments -- as well as mutual funds which employ one or more of these investments.

     Of course, no guide alone can help you determine how or when to invest. That's why we recommend that you work closely with an investment representative to develop a solid program which is designed specifically for your goals and risk tolerance.
/x/
PART I:
TYPES OF INVESTMENT VEHICLES

FOR DETAILS ON HOW EACH OF THESE INSTRUMENTS IS USED IN MUTUAL FUNDS, PLEASE SEE THE SECTION ENTITLED, "WHAT TYPES OF MUTUAL FUNDS ARE AVAILABLE?"

The three most popular types of investments are stocks, bonds, and money market instruments. The following is an introduction to what they are and how they work.

WHAT IS A STOCK?

Also known as equities, stocks represent an ownership position in a business entity, such as a company or corporation. Each share of stock represents a proportionate "share" of ownership in the business entity. As a result, stocks offer individual investors the opportunity to take part in the economic future of business.

     Stocks are bought and sold on the open market, through a variety of stock exchanges in the U.S. and around the world. This system allows any individual to purchase and sell shares through stock brokers, who are licensed to participate in the exchange.

     The price for a share of stock is established by an "auction" system, in which the broker for the buyer negotiates with the broker for the seller. When the demand for a stock is low, its price will most likely fall; when demand is high, the stock's price will most likely rise.

     Because each share of stock represents a share in the company's earnings, one of the most common factors affecting the price of the stock is the direction of the company's earnings. In theory, the more a company earns, or is expected to earn, the higher the price of its shares.

     However, a number of other factors can cause a stock's price to go up or down, including events which will positively or negatively affect the company's future, changes in the overall economy, changes in the mood of the market, and the market's perceptions of the company or its stock.

ALSO SEE: "EQUITY MUTUAL FUNDS" AND "WHAT ARE BALANCED FUNDS?"

                                                                           -----
                                                              Fundamentals   13

--------------------------------------------------------------------------------

FOR DEFINITIONS OF INVESTMENT TERMS, PLEASE SEE THE
GLOSSARY FOLLOWING THIS SECTION.

WHAT IS A BOND?

When a corporation, government or government agency needs money for a certain project, it often borrows money by issuing bonds to investors. So, in the simplest terms, a bond is an IOU. The investor who purchases a bond is acting as the lender.

     Rather than offering an ownership share in business, as stocks do, bonds are simply an agreement to repay the investor the amount loaned, also known as principal, on a certain date. In addition, the issuer commits to making periodic fixed interest payments to the lender until the loan is repaid.

     When the bond is issued by a state or municipality, the interest paid to investors is generally free of federal income taxes.

     Like stocks, bonds are also traded in the open market. The value of a bond can fluctuate due to changing market conditions. For example, when interest rates in the market fall, the prices of bonds tend to rise. On the other hand, when interest rates rise, the value of bonds falls.

     Generally, the longer the maturity of a bond, the higher its yield and the greater its price volatility. The shorter the maturity, the lower the yield and the greater its price stability.

ALSO SEE: "FIXED INCOME MUTUAL FUNDS"


                                         Price of the
                                         same bond if
                    Price of a 7%        the yield
                    coupon bond          increases to 8%
Years to            now trading to       to keep pace with         Percent change
maturity            yield 7%             rising interest rates     in price
1 year                $100.00                    $99.06              -0.94%
3 years                100.00                     97.38              -2.62%
10 years               100.00                     93.20              -6.80%
30 years               100.00                     88.69              -11.31%

DURING TIMES WHEN OVERALL INTEREST RATES ARE FALLING, FIXED-INCOME INVESTORS GENERALLY ENJOY HIGHER PRICES FOR THEIR BONDS. CONVERSELY, RISING INTEREST RATES TEND TO REDUCE THE VALUE OF BONDS. LONGER MATURITY BONDS EXPERIENCE A GREATER CHANGE IN PRICE, AS SHOWN ABOVE.




WHAT IS A MONEY MARKET INSTRUMENT?

Simply put, money market instruments are short-term bonds, with maturities typically ranging from overnight to 13 months. They pay investors a rate of interest which is generally lower than that of longer-term bonds.

     Money market securities are issued by a number of sources, including the U.S. Government, its agencies and large, reputable banks and corporations.

     Money market instruments are generally quite stable, due to their short maturities. Therefore, they are chosen by investors who wish to maintain the safety of their investment.

ALSO SEE: "MONEY MARKET MUTUAL FUNDS"
-----
 14  Fundamentals

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND
/x/
PART II:
HOW TO INVEST IN STOCKS, BONDS, AND MONEY
MARKET INSTRUMENTS

Now that you've reviewed the basic types of investment vehicles available, here's a discussion of how mutual funds can help you invest in stocks, bonds, and money market securities.

WHAT IS A MUTUAL FUND?

Simply defined, a mutual fund pools the money of many investors and invests it toward a specific goal, such as stability of principal, regular income, or long-term growth. The fund's professional managers choose investments that, in their judgment, will help the fund achieve its goal. As an investor, you share in the fund's gains, losses, income, and expenses on a proportional basis.

     An equity fund pools its money to purchase stocks, a fixed-income fund purchases bonds, and a money market fund purchases short-term debt instruments.

ADVANTAGES OF MUTUAL FUND INVESTING.

While many investors enjoy excellent results by purchasing individual stocks or bonds, most investors find that mutual funds offer a more viable alternative, for the following reasons:

     PROFESSIONAL MANAGEMENT: With individual securities, you or your broker must do the extensive research necessary to choose from among the thousands of securities available. With mutual funds, you enjoy having a professional money manager uncover opportunities and research them to make sure the investment is appropriate for the needs of the fund.

     LOW COSTS: With mutual funds, trading costs are modest because they are shared by all investors in the fund.

     DIVERSIFICATION: When investing, it's important to not put all your eggs in one basket, so that you will be protected against an excessive loss in any one investment. But only the wealthiest investors can afford to purchase the wide range of individual securities to achieve true diversification. With mutual funds, however, you can enjoy immediate diversification with even a very limited amount of money, because investment risk is spread over many different securities for greater stability and safety of your investment.

     LIQUIDITY: With individual securities, it can sometimes be difficult to redeem your investment due to market conditions and other factors. Mutual fund shares, however, are easily redeemed at their current market value.


WHAT TYPES OF MUTUAL FUNDS ARE AVAILABLE?

The three basic categories of mutual funds are as follows:

     EQUITY (STOCK) MUTUAL FUNDS A stock fund consists of selected securities traded on the stock market. The fund changes in value as the prices of the stocks in the fund change. Although these funds tend to rise or fall in price more than other types of mutual funds, they have traditionally rewarded investors with higher returns over the long run.

                                                                          -----
                                                              Fundamentals  15

--------------------------------------------------------------------------------
  FUNDAMENTALS OF MUTUAL FUND INVESTING (CONTINUED)

     FIXED INCOME (BOND) MUTUAL FUNDS A fixed income fund is a mutual fund which invests in a pool of bonds. Bonds generally pay a fixed rate of interest. While fixed income mutual funds buy bonds, it's important to note that the income paid by a bond fund will fluctuate as individual securities are added to or subtracted from the pool.

     In addition, fixed income funds are subject to changes in net asset value due to changing market conditions. Like individual bonds, fixed income funds will tend to increase in value during times of decreasing interest rates, and will generally decrease in value when interest rates rise.

     There are a wide range of fixed-income funds to choose from, each with its own investment objectives. These objectives range from stability of principal, to maximum yield, to tax-free income.

     MONEY MARKET FUNDS Of the basic mutual fund categories, money market funds are managed to maintain the greatest stability of principal. They are managed to maintain a value of $1 per share.

     Money market funds invest in short-term money market securities, such as U.S. Treasury Bills, certificates of deposit from large banks, and commercial paper. Because the interest rates paid on these securities fluctuate with market conditions, the yield for money market funds will also change.

WHAT ARE TAX-FREE FUNDS?

Tax-free funds, which include both fixed income (bond) and money market funds, invest in securities which are issued by state, county, and local governments and their agencies. The proceeds from these securities are used to finance a variety of public-works projects, such as the building of roads, schools, and sewers.

     Under current tax laws, the interest paid to investors in these securities is generally exempt from Federal income taxes. Therefore, they are frequently purchased by investors who wish to shelter their investment income from taxes. However, Congress from time to time reviews this aspect of the tax code and may at any time repeal the exemption on any or all of these securities. If this were to occur, it would have a negative impact on any affected securities, as well as the mutual funds in which they were held.


               It's Easy to Compare Tax-Free and Taxable Yields:
                        Tax-Free Yield   =  Taxable Yield
                        --------------
                        1 - Tax Rate
-----
  16  Fundamentals

--------------------------------------------------------------------------------

  WHAT ARE BALANCED FUNDS?                                          /x/ COREFUND

In addition to the types of mutual funds already described, there are also funds which blend investments in stock, bond, and money market securities. These are commonly known as balanced funds.

     The returns for balanced funds are typically greater than those of bond and money market funds, but lower than those of pure stock funds. Investing in all three types of securities means the value of your principal should fluctuate less than it would in a stock or bond fund alone.

     Typically, the fund's professional manager has the flexibility to change the investment mix based on current economic conditions.

COMPARING THE PERFORMANCE OF STOCK, BOND, AND MONEY MARKET INVESTMENTS

In order to balance risks and rewards, it's helpful to see how stocks, bonds, and money market investments have performed over time.

     Mutual fund performance is stated in terms of total return. The total return of a mutual fund or any other investment consists of the combination of capital appreciation (or loss) and investment income.

     Capital appreciation (or loss) is a change in the market value. Income is made up of dividends earned on stocks, and interest paid on bonds or money market investments. In general, stocks have the highest total return, because over long periods of time they have achieved the greatest capital appreciation.

     Bonds have provided the greatest income or interest, but because their prices are more stable they have less potential than stocks for capital appreciation. Therefore, they have a lower total return potential over time than stocks.

     Of course, past returns are no guarantee of future results. But historical data tells a story which surprises many investors.

     As the chart on the following page shows, for the forty-year period between January 1955 and December 1994, stocks have averaged annual returns of 10.7%, while long-term bonds have averaged 5.6%, intermediate-term bonds have averaged 6.6%, and money market instruments have averaged 5.6%. During this same period, inflation averaged 4.4%. Therefore, bonds and money market investments actually delivered very little growth in excess of inflation.

     Stocks, on the other hand, averaged more than double the rate of inflation. What about the price fluctuations? Well, it's true that stocks do fluctuate -- and probably always will. But as the accompanying chart shows, stocks have consistently rewarded long-term investors.

     Since money market funds are managed to have a constant $1 share price, their total return consists only of the interest earned on their investments.

-----
 17  Fundamentals

--------------------------------------------------------------------------------
  FUNDAMENTALS OF MUTUAL FUND INVESTING (CONTINUED)

GROWTH OF $1,000 (HISTORICAL PERFORMANCE OF STOCKS, BONDS AND CASH) Dollars in Thousands


         Large                                   Long-Term      Intermediate-Term
Year     Stock      TBills        Inflation      Gov't Bonds    Gov't Bonds

1955      1.32      1.02          1.00           0.99           0.99
1956      1.40      1.04          1.03           0.93           0.99
1957      1.25      1.07          1.06           1.00           1.07
1958      1.79      1.09          1.08           0.94           1.05
1959      2.01      1.12          1.1            0.92           1.05
1960      2.02      1.15          1.12           1.05           1.17
1961      2.56      1.18          1.12           1.06           1.19
1962      2.34      1.21          1.14           1.13           1.26
1963      2.87      1.25          1.16           1.14           1.28
1964      3.35      1.29          1.17           1.18           1.33
1965      3.77      1.34          1.19           1.19           1.35
1966      3.39      1.40          1.23           1.23           1.41
1967      4.20      1.46          1.27           1.12           1.42
1968      4.66      1.54          1.33           1.12           1.49
1969      4.27      1.64          1.41           1.06           1.48
1970      4.44      1.75          1.49           1.19           1.73
1971      5.07      1.82          1.54           1.35           1.88
1972      6.04      1.89          1.59           1.42           1.97
1973      5.15      2.02          1.73           1.41           2.07
1974      3.79      2.19          1.94           1.47           2.18
1975      5.19      2.31          2.08           1.60           2.35
1976      6.43      2.43          2.18           1.87           2.66
1977      5.97      2.56          2.32           1.86           2.69
1978      6.36      2.74          2.53           1.84           2.79
1979      7.53      3.02          2.87           1.82           2.90
1980      9.97      3.36          3.23           1.74           3.02
1981      9.48      3.86          3.51           1.78           3.30
1982     11.51      4.26          3.65           2.49           4.26
1983     14.10      4.64          3.79           2.51           4.58
1984     14.99      5.09          3.94           2.90           5.22
1985     19.82      5.48          4.09           3.80           6.28
1986     23.48      5.82          4.14           4.73           7.23
1987     24.70      6.14          4.32           4.60           7.44
1988     28.85      6.53          4.51           5.04           7.89
1989     37.94      7.08          4.72           5.96           8.94
1990     36.73      7.63          5.00           6.33           9.81
1991     47.93      8.06          5.16           7.55          11.33
1992     51.62      8.34          5.31           8.15          12.14
1993     56.78      8.58          5.45           9.64          13.51
1994     57.52      8.92          5.60           8.89          12.81



THIS CHART SHOWS HOW THE MAJOR TYPES OF INVESTMENTS HAVE PERFORMED OVER THE PAST 40 YEARS. MORE STABLE MONEY MARKET INVESTMENTS HAVE PRODUCED THE LOWEST ANNUAL RETURNS, WHILE STOCKS HAVE PRODUCED THE GREATEST GROWTH EVEN THOUGH THEIR VALUE FLUCTUATES MORE.



HISTORICAL ANNUALIZED RETURN
(JANUARY 1955-DECEMBER 1994)

Stocks                                       10.7%
Long-Term Government Bonds                    5.6
Intermediate-Term Government Bonds            6.6
Cash                                          5.6
Inflation                                     4.4



ASSUMPTIONS FOR THE TABLE AND CHARTS SHOWN ON THIS PAGE: RETURNS BASED ON HISTORICAL PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. STOCK RETURNS REPRESENT TOTAL RETURN OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX"). FIXED INCOME, OR BONDS, IS COMPOSED OF INTERMEDIATE- AND LONG-TERM GOVERNMENT BONDS. CASH REPRESENTS 30-DAY TREASURY BILLS. SOURCE: SEI FINANCIAL SERVICES COMPANY.


RANGE OF STOCK RATES OF RETURN FOR ONE-
AND FIVE-YEAR ROLLING PERIODS
(1955-1994)

Percent

                                                       Five-Year
                            Annual Returns             Rolling Periods
95th Percentile                 37.2%                     20.0%
5th Percentile                 -10.8%                      1.6%


MANY INDIVIDUALS ARE CONCERNED ABOUT THE RISKS ASSOCIATED WITH INVESTING IN STOCKS. MANY DO NOT REALIZE, HOWEVER, THAT DESPITE THE FLUCTUATION OF ANNUAL RETURNS, INVESTORS WHO HELD STOCKS FOR A FULL FIVE YEARS HISTORICALLY EARNED
A POSITIVE RETURN IN MORE THAN NINETY FIVE PERCENT OF THE CASES. BEST AND WORST CASE SCENARIOS PRESENTED IN THIS ILLUSTRATION REPRESENT THE FIFTH AND NINETY-FIFTH PERCENTILE OF THE HISTORICAL RETURN DISTRIBUTION. SOURCE: SEI FINANCIAL SERVICES COMPANY.


-----
  18  Fundamentals

--------------------------------------------------------------------------------
  WHAT ARE INTERNATIONAL FUNDS?                                     /x/ COREFUND

International funds invest primarily in stock, bond and money market securities issued by corporations, governments and banks worldwide.

     International equity funds invest in the equity (stock) securities of companies based outside the United States. Today, international markets account for over 60% of the world's equity capitalization, as measured by the Morgan Stanley World Index in February, 1995. This indicates that many investment opportunities now exist globally. Likewise, international bond funds may invest in government and corporate debt obligations from around the world with the aim of providing income and the potential for capital appreciation. Investing in international equity (stock) and fixed income
(bond) funds provides investors with a way to participate in a diversified portfolio of many international securities of many countries.

GROWTH OF $1,000
(PERFORMANCE OF INTERNATIONAL AND DOMESTIC STOCKS)
Dollars in Thousands


Year             MSCI EAFE           S&P 500

1975             1.371               1.372
1976             1.4223              1.6985
1977             1.6986              1.5762
1978             2.2812              1.6803
1979             2.4222              1.9894
1980             3.014               2.634
1981             2.9829              2.505
1982             2.9573              3.041
1983             3.6851              3.7252
1984             3.9749              3.9599
1985             6.2296              5.235
1986             10.586              6.2035
1987             13.226              6.5261
1988             17.007              7.6225
1989             18.843              10.024
1990             14.473              9.7028
1991             16.281              12.662
1992             14.352              13.637
1993             19.08               15.001
1994             20.618              15.196



GROWTH OF $1,000 IN INTERNATIONAL AND DOMESTIC STOCKS. MSCI EAFE (THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE AUSTRALIA AND FAR EAST INDEX) REPRESENTS THE GROWTH OF AN INVESTMENT IN INTERNATIONAL STOCKS, AND THE S&P 500 INDEX INDICATES AN INVESTMENT IN DOMESTIC STOCKS.



A COMPARISON OF FOREIGN GOV'T BOND
RETURN PERFORMANCE 1994
Total Return


Japan              8.88%
U.K.              -1.54%
Australia          6.88%
France             4.37%
Canada            -9.86%
U.S.              -3.36%
Germany            9.98%


SOURCE: SEI FINANCIAL SERVICES COMPANY

     Although investing internationally can reward investors (see graphs above), there is an added dimension to the risks involved in investing in domestic securities. Currency fluctuations in the countries in which international stock and bond securities are issued can negatively impact the value of these securities, as well as the mutual funds in which they are held.

-----
 19  Fundamentals

--------------------------------------------------------------------------------
  FUNDAMENTALS OF MUTUAL FUND INVESTING (CONTINUED)

/x/
PART III:
DEVELOPING YOUR INVESTMENT STRATEGY

Now that you have a basic understanding of the investments available to you, let's look at how these investments can be used to help you achieve your goals.

     Everyone, whatever their income level, has financial goals. Perhaps yours include a comfortable retirement, education for your children or grandchildren, a new home, or simply the accumulation of wealth.

     Whatever your personal goals, the best way to achieve them is to take control of your financial future. And one of the best ways to do that is through a coordinated program of saving and investing.

     Saving money provides the foundation for reaching your goals, while investing builds on that foundation by using the money you save to make even more money.

     Mutual funds provide one of the most convenient and rewarding means of saving and investing.

     Mutual funds are particularly well-suited to long-term goals such as education and retirement, because they offer a convenient way to invest regularly in a diversified portfolio of securities.

     Once you've decided to use mutual funds to help reach your goals, here are some very simple steps to follow:

STEP 1:

SET WELL-DEFINED GOALS.
Whether you're investing for retirement, education, wealth accumulation, or regular income, start by determining how much you will need to satisfy your goals. When making this assessment, you may want to seek the guidance of an investment professional. Also take into account the effects of inflation, which historically has reduced purchasing power by an average of 4.4% per year.

     Short-term goals will require a greater initial investment and a more conservative investment approach. Longer-term goals will require a smaller initial investment and a more aggressive approach, including investments in stock and bond funds which are expected to yield higher returns over the long run.

     Once you determine your primary and secondary goals, you'll then need to calculate how soon you will need your money.

STEP 2:

ESTABLISH YOUR TIME HORIZON.
For each of your goals, determine how soon you will need the money you're investing. If it's a shorter-term goal, such as a new home in a few years, you'll want investments that offer fairly predictable results in a short time. If it is a longer-term goal, such as education for young children, you can plan for longer-term results. Accordingly, the type of investments you choose for retirement will depend on whether your retirement is a few years away, or a few decades.

-----
  20  Fundamentals

--------------------------------------------------------------------------------
                                                                    /x/ COREFUND
STEP 3:

UNDERSTAND THE REAL RISKS.
Most people think of an investment as "risky" or "safe" based only on how much the value of their principal can fluctuate. But in the long run, there is more to risk than whether your principal goes up or down. It's just as important to consider the following risks:

     THE RISK OF INFLATION. To achieve any real increase in your wealth, your investment return must outstrip inflation, or you may end up actually losing purchasing power in the long run. To beat inflation, consider investing some of your money where values and return are not fixed, but grow with the economy. Experience shows that stock-based investments such as equity mutual funds offer this type of performance potential.

     THE RISK OF NOT REACHING YOUR GOAL. Another potential risk that many investors tend to overlook is the risk that an investment strategy will not enable them to reach their goal. To properly assess this risk, you first need to define your goals, and then strike a balance between the risk of principal volatility and the risk of failing to reach your goals.

     For example, statistics show that at age 70 you can expect to live another 20 years. To achieve the many years of comfortable retirement you want, you must have the discipline to set aside enough money during your working years and invest it wisely.

STEP 4:

DECIDE ON AN INVESTMENT MIX.
When you are selecting specific investments, choose those which offer the greatest potential for reaching your short-term and long-term goals, and which are within your risk tolerance.

     Many investors find that they are most comfortable with a mix of investments, including stocks, bonds, and money market funds. This approach offers the advantage of not putting all your eggs in one basket, and also allows you to enjoy the distinct advantages of each type of investment.

     If you use this approach, known as "asset allocation", the key is deciding how much to allocate to each type of investment. To make this decision easier, you can select a balanced fund, which combines stock, bond, and money market investments under the guidance of professional investment managers.

     As this chart below suggests, bonds and money markets fluctuate less in the short term, and there is less chance of experiencing a loss. History has shown, however, that the longer you stay invested, the more stocks have provided a higher return, with a decreasing potential for loss.

                                                                           -----
                                                             Fundamentals   21

--------------------------------------------------------------------------------
  FUNDAMENTALS OF MUTUAL FUND INVESTING (CONTINUED)

REDUCTION OF RISK OVER TIME
Average Annual Return



1 Year Stocks                     43.40           -26.50
Long-Term Bonds                   40.36            -9.18
Intermediate-Term Bonds           29.10            -5.14
Cash                              14.70             1.50
Inflation                         13.30             0.40


5 Year Stocks                     20.40            -2.36
Long-Term Bonds                   21.62            -2.14
Intermediate-Term Bonds           16.98             0.96
Cash                              11.12             2.33
Inflation                         10.06             1.24

10 Year Stocks                    17.59             1.24
Long-Term Bonds                   15.56             1.13
Intermediate-Term Bonds           13.13             2.92
Cash                               9.17             2.58
Inflation                          7.34             1.57

20 Year Stocks                    14.58             6.53
Long-Term Bonds                   10.10             1.94
Intermediate-Term Bonds            9.85             3.98
Cash                               7.72             4.00
Inflation                          6.36             3.37



THE LONGER YOU HOLD ANY PARTICULAR ASSET CLASS (STOCKS, BONDS, MONEY MARKET INSTRUMENTS), THE LESS THE VARIATION IN RETURN. WHILE STOCKS HAVE FLUCTUATED IN VALUE MUCH MORE THAN OTHER INVESTMENTS, THEY HAVE ALSO DELIVERED HIGHER RETURNS OVER THE LONG RUN. IN ADDITION, THE LONGER AN INVESTOR REMAINS INVESTED IN STOCKS, THE LESS THE CHANCE THERE IS FOR A CAPITAL LOSS. THE BEST- AND WORST-CASE SCENARIOS PRESENTED IN THIS ILLUSTRATION REPRESENT THE ABSOLUTE HIGHEST AND LOWEST RETURNS FROM JANUARY 1955 TO 1994. SOURCE: BASED ON HISTORICAL DATA ON THE S&P 500 INDEX, INTERMEDIATE-AND LONG-TERM GOVERNMENT BONDS, AND 30-DAY TREASURY BILLS FOR ROLLING ONE-, FIVE-, 10-, AND 20-YEAR PERIODS BETWEEN 1955 AND 1994. PAST RESULTS DO NOT GUARANTEE FUTURE PERFORMANCE.


STEP 5:

GET STARTED.
Don't make the mistake of waiting until tomorrow. With mutual funds, you don't need a large investment to start your program. All it takes is a small amount of money, and a strong desire to reach your goals.

     For full details on how the principles of mutual fund investing can work for you, please contact your investment representative.

STEP 6:

BE DISCIPLINED.
Once you have a good strategy, stay with it. Avoid sudden changes in reaction to temporary market trends. Remember, you're interested in long-term performance.

     In mutual fund investing, particularly with equity funds, one of the surest ways to maximize the value of your investment is through a regular program of monthly contributions. By adding to your account each month, you'll be purchasing shares during both "up" markets and "down" markets. This technique, known as "dollar cost averaging", has been shown to yield optimum results over the long run.
-----
 22  Fundamentals

--------------------------------------------------------------------------------

  GLOSSARY OF KEY INVESTMENT TERMS                                  /x/ COREFUND

CAPITAL GAIN: The profit made from the sale of securities due to an increase in share value.

CURRENT YIELD: The income paid annually on mutual fund shares, expressed as a percentage of the current price per share.

DISTRIBUTION: Payment of capital gains to shareholders of a mutual fund. For tax purposes, distributions are separate from interest income or dividends.

DOLLAR COST AVERAGING: Investing a fixed dollar amount at regular intervals over a long period of time to reduce the average cost per share of a mutual fund.

INCOME DIVIDENDS: Regular payments from mutual funds to their shareholders, made up of dividends, interest, and short-term capital gains earned from the fund's portfolio of securities. May be distributed annually, bi-annually, quarterly, or monthly, with operating expenses deducted.

MATURITY: The date on which the issuer is scheduled to return the amount borrowed to the lender, or investor.

MUNICIPAL BOND: A debt obligation issued by a city, state, or municipality. Interest from these bonds is generally exempt from federal income tax.

NET ASSET VALUE: The dollar value of one share of a mutual fund. This value is generally calculated at least once each day, and is the price at which the fund will redeem its shares from investors.

PRINCIPAL, OR PAR VALUE: Also known as face value, this is the amount loaned to the issuer of a bond.

PROSPECTUS: A booklet distributed by the issuer of a security or mutual fund, in compliance with SEC regulations. A mutual fund prospectus must include the fund's investment objectives, all expenses and fees including management and sales fees, a description of shareholder services offered, and information on how to buy shares.

REDEMPTION PRICE: Also known as "bid price", this is the price at which mutual funds buy back their shares. It is usually the net asset price of the fund.

TOTAL RETURN: The combined return of capital appreciation and income
(interest and dividends) that an investment earns. (See page 62).
                                                                            ----
                                                         Investment Policies  23

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS

/X/
INVESTMENT
OBJECTIVES
OF THE FUNDS

The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives. The objectives of each Fund are fundamental and may only be changed by the affirmative vote of a majority of the outstanding shares of such Fund. You may want to pursue more than one objective by investing in more than one of these Funds.

      As investment adviser of each Fund, CoreStates Advisers manages each Fund's portfolio of investments in a manner which it believes will best accomplish the Fund's stated objective. However, there can be no assurance that a Fund will meet its objective.

EQUITY FUNDS___________________________________________________________________

GROWTH EQUITY FUND Growth Equity Fund's investment objective is to provide growth of capital and an increasing flow of dividends from the diversified portfolio of common stocks comprising the Fund.


EQUITY FUND Equity Fund's investment objective is to provide maximum total return, including capital appreciation and investment income, in excess of stock market indices such as the S&P 500 Index, as measured over a period of time.



SPECIAL EQUITY FUND Special Equity Fund's investment objective is to seek capital growth by investing principally in a diversified portfolio of common stocks.


EQUITY INDEX FUND Equity Index Fund's investment objective is to provide its shareholders with investment results that achieve price and yield performance similar to the S&P 500 Index, thereby tracking with reasonable accuracy the performance of the stock market as a whole.

INTERNATIONAL GROWTH FUND International Growth Fund's investment objective is to provide its shareholders with long-term capital appreciation, consistent with reasonable risk, by investing primarily in a diversified portfolio of appreciation-oriented equity securities of companies located outside the United States.

BALANCED FUND Balanced Fund's investment objective is to provide total return while preserving capital. This Fund pursues its objective by investing in a combination of common stocks and fixed income securities. Under normal conditions, Balanced Fund will invest a minimum of 25% of its assets in senior fixed income securities and between 30% and 70% of its assets in common stocks.

FIXED INCOME FUNDS_____________________________________________________________


SHORT INTERMEDIATE BOND FUND Short Intermediate Bond Fund's investment objective is to provide a moderate level of current income consistent with conservation of capital, by investing substantially all of its assets in a diversified portfolio of intermediate-term, fixed income obligations which will have an expected average weighted maturity of three to ten years.



BOND FUND Bond Fund's investment objective is to seek to maximize long-term total return by investing principally in a diversified portfolio of debt securities.



SHORT-TERM INCOME FUND Short-Term Income Fund's investment objective is to seek consistent current income with relative stability of principal by investing principally in a diversified portfolio of investment grade debt securities.


----
 24   Investment Objectives

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

GOVERNMENT INCOME FUND Government Income Fund's investment objective is to provide current income while preserving principal value and maintaining liquidity.

INTERMEDIATE MUNICIPAL BOND FUND Intermediate Municipal Bond Fund's investment objective is to seek the highest level of income exempt from federal income taxes that can be obtained, consistent with the preservation of capital, from a diversified portfolio of high quality, intermediate-term municipal securities. This Fund has a fundamental policy to invest, under normal circumstances, at least 80% of its assets in municipal securities the interest of which is exempt from federal income taxes, based on opinions from bond counsel for the issuers.

PENNSYLVANIA MUNICIPAL BOND FUND Pennsylvania Municipal Bond Fund seeks current income exempt from federal and Pennsylvania income taxation with preservation of capital by investing primarily in a non-diversified portfolio of municipal securities.

NEW JERSEY MUNICIPAL BOND FUND New Jersey Municipal Bond Fund seeks current income exempt from federal and New Jersey income taxation with preservation of capital by investing primarily in a non-diversified portfolio of municipal securities.

GLOBAL BOND FUND Global Bond Fund's investment objective is to provide capital appreciation and current income through investment primarily in fixed income securities of United States and foreign issuers denominated in United States dollars and in other currencies.

MONEY MARKET FUNDS_____________________________________________________________

CASH RESERVE Cash Reserve's investment objective is to provide as high a level of current income as is consistent with liquidity and relative stability of principal.

TREASURY RESERVE Treasury Reserve's investment objective is to provide current interest income, liquidity and safety of principal.

TAX-FREE RESERVE Tax-Free Reserve's investment objective is to provide as high a level of current interest income that is exempt from federal income taxes as is consistent with liquidity and relative stability of principal. This Fund intends, under normal market conditions, to invest at least 80% of its assets in tax-free securities.

/X/
INVESTMENT
POLICIES

The policies which the Funds follow to achieve their investment objectives are described below. These are non-fundamental policies which may be changed without a shareholder vote.

      Descriptions of the securities in which the Funds invest are contained below in 'Types of Securities in Which the Funds Invest.'

EQUITY FUNDS___________________________________________________________________


The CoreFund Equity Funds cover a range of investment styles. CoreStates Advisers, specialists in the management of growth portfolios, manages the Growth Equity, Equity Index and Balanced Funds. CoreStates Advisers has selected Cashman, Farrell and Associates and Martin Currie, Inc. to manage the Equity and International Growth Funds, respectively. These firms are specialists in their respective investment styles.


GROWTH EQUITY FUND Growth Equity Fund strives to provide a return in excess of stock market indices such as the S&P Barra Growth Index and S&P 500 Index. Growth Equity Fund pursues its investment objective by investing primarily in common

                                                                            ----
                                                         Investment Policies  25

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

stocks, preferred stocks, convertible securities, and other equity securities of companies which CoreStates Advisers believes to show the potential for growth of earnings over time. Stock selection is guided by a bottom-up approach that places heavy emphasis on fundamental research to uncover companies with proven earnings growth records, high reinvestment rates, high returns on equity, and strong balance sheets showing low debt to total capital. The adviser makes qualitative judgments on such elements as the company's competitive position, the quality of its management and the potential for future growth.

      This Fund intends, under normal market conditions, to hold at least 75% of its total assets in the equity securities described above. Over the long term, continued earnings growth tends to lead to both higher dividends and capital appreciation.


EQUITY FUND The Equity Fund pursues its investment objective by investing principally in a diversified portfolio of common stocks of companies with large, medium or small capitalizations. The Equity Fund will normally invest at least 80% of the value of its total assets in common stocks. The Fund may also invest up to 20% of the value of its total assets in securities convertible into common stocks, preferred stocks, corporate bonds, notes, warrants, and short-term obligations (with maturities of 18 months or less) such as commercial paper (including variable amount master demand notes), banker's acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. During temporary defensive periods, the Fund has the ability to hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, banker's acceptances and repurchase agreements secured by U.S. Government securities.


      Stocks held by the Equity Fund may be listed on a national securities exchange or may be unlisted securities with an established over-the-counter market. CoreStates Advisers has developed a quantitative process which evaluates stocks in a number of ways, including the ratios of market price to book value, recent changes in market price, return on equity, price to earnings ratios, dividend paying abilities, and liquidity. CoreStates Advisers believe that its quantitative approach reduces subjectivity in the stock selection process.


      Equity securities such as those in which the Equity Fund may invest are more volatile and carry more risk than some other forms of investment. Depending upon the performance of the Fund's investments, the net asset value per Share of the Fund may decrease instead of increase.



SPECIAL EQUITY FUND The investment objective of the Special Equity Fund is to seek capital growth by investing principally in a diversified portfolio of common stocks. The Special Equity Fund will normally invest in common stocks of domestic companies that CoreStates Advisers expect will experience growth in earnings and price. The Fund may invest up to 35% of its total assets in foreign securities. The Fund may also purchase securities convertible into common stocks, preferred stocks, notes, warrants, and, for daily case management purposes, short-term obligations (with maturities of 18 months or less) such as commercial paper (including variable amount master demand notes), banker's acceptances, certificates of deposit, repurchase agreements, obligations issued or


----
 26   Investment Policies

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND


guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. During temporary defensive periods, the Fund has the ability to hold up to 100% of its total assets in short-term obligations, including domestic bank certificates of deposit, banker's acceptances and repurchase agreements secured by U.S. Government securities. CoreStates Advisers' quantitative process described above under 'The Conestoga Core Equity Fund' will be utilized for the Special Equity Fund.



      Many of the companies in which the Special Equity Fund invests will be small and medium capitalized companies. Small capitalized companies are those organizations with 'stock market capitalizations' between $100 million and $1 billion and medium capitalized companies are those organizations with stock market capitalizations between $1 billion and $5 billion. 'Stock market capitalizations' means the total number of common shares outstanding multiplied by the market price per share.



      The Special Equity Fund will normally purchase the securities of small and medium capitalized companies across a wide range of industry sectors. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends. Small and medium capitalized companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalized companies may have limited product lines, markets and financial resources and may be dependent upon a relatively small management group. Accordingly, equity securities such as those in which the Fund may invest are more volatile and carry more risk than some other forms of investment. Depending upon the performance of the Fund's investments, the net asset value per Share of the Fund may decrease instead of increase.


EQUITY INDEX FUND Equity Index Fund intends, under normal market conditions, to hold at least 90% of its total assets in equity securities that as a group reflect a composite of those represented in the S&P 500 Index. To mirror and confine the holdings to relatively large, well-known companies within the S&P 500 Index, CoreStates Advisers utilizes a computer model that closely monitors industry weightings of the S&P 500 Index. While common stocks represented in the S&P 500 Index are the primary securities utilized to achieve Equity Index Fund's objective, CoreStates Advisers may also invest in other types of securities, consistent with the objective and policies described herein. Equity Index Fund is not sponsored by nor affiliated with Standard & Poor's Corporation ('S&P').


      The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. In choosing the 500 stocks which are included in the S&P 500 Index, S&P considers market values and industry diversification. Most of the stocks in the S&P 500 Index are issued by companies which are among the largest, in terms of the aggregate market value of their outstanding stock, measured by the market price per share multiplied by the number of shares outstanding. Stocks that are not among the five hundred largest are included in the S&P 500 Index for diversification purposes.


      Traditional methods of mutual fund investment management typically involve

                                                                            ----
                                                         Investment Policies  27

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

frequent changes in a portfolio of securities on the basis of economic, financial, and market analyses. Index funds such as Equity Index Fund are not managed in this manner, however. Instead, CoreStates Advisers only purchases and sells securities with respect to the Fund in an attempt to duplicate the total return of the S&P 500 Index, taking into account redemptions, sales of additional Fund shares, and other adjustments as described below.

      Consistent with its investment objective, Equity Index Fund's investment portfolio will at any time consist of common stocks of as many issuers listed in the S&P 500 Index as is feasible, consistent with the policies stated herein. Accordingly, the Fund invests in both dividend-paying and non-dividend-paying securities that are not included in the S&P 500 Index. While Equity Index Fund may own about 350 names, the largest 50 companies within the S&P 500 Index generally represent nearly 85% of the value of the S&P 500 Index, and the largest 200 companies represent nearly 95%. The number of companies owned by the Fund is determined in an effort to minimize the impact of transaction costs and balance these costs with tracking error.

      Generally, Equity Index Fund only trades securities to reflect changes in the S&P 500 Index, to carry out appropriate rebalancing for diversification purposes, or to more closely track the return of the S&P 500 Index. This Fund invests in equity securities that, as a group, reflect the composite performance of the S&P 500 Index based on a computer-based financial model that tracks the performance of the various stocks in the S&P 500 Index. As the Fund grows in total assets, its portfolio may eventually include all 500 stocks in the S&P 500 Index. This decision would be made by CoreStates Advisers, based on its financial model.

      Although CoreStates Advisers does not screen securities for investment by this Fund by traditional methods of financial and market analyses, it monitors the Fund's investments with a view toward removing stocks of companies which exhibit extreme financial distress or which may impair for any reason the Fund's ability to achieve its investment objective. Therefore, an investor participating in the Fund bears the risk of such adverse market conditions. The Fund expects that its return will match the S&P 500 Index, prior to the deduction of brokerage and other transaction costs, other Fund expenses, and tracking errors.


      Common stocks purchased by the Fund are initially selected in accordance with their market capitalizations. Market capitalization is calculated by multiplying the market price of an issuer's stock by the number of outstanding shares of its common stock. The issues selected for this Fund are then ranked and weighted according to their respective market capitalizations. The weighted market capitalization of each issuer selected is determined by dividing the issuer's market capitalization by the total market capitalizations of all issuers listed.


      The industry sector diversification of the issuers selected for inclusion in Equity Index Fund according to their weighted market capitalizations is then compared with the industry sector diversification of the issuers of all common stocks publicly traded in the United States.

      CoreStates Advisers will include in the Fund certain 'balancing securities,' which are common stocks of companies with smaller market capitalizations which are added to complete the portfolio to provide broad

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                                                                    /X/ COREFUND

industry representation. As indicated, 'balancing securities' are issued by issuers whose market capitalizations are such that they would not otherwise be eligible for inclusion in the Fund, and replace the securities of issuers in over-represented sectors in the fund.

INTERNATIONAL GROWTH FUND International Growth Fund pursues its investment objective by investing in foreign equity securities which offer favorable prospects for capital return. This Fund seeks to diversify its assets by investing in appreciation-oriented equity securities of companies located outside the United States, which may include, but not be limited to, Australia, Canada, France, Hong Kong, Japan, Mexico, Singapore, Sweden, Switzerland, Germany, the Netherlands, and the United Kingdom. In general, 'appreciation-oriented' securities are equity securities of companies that CoreStates Advisers and the sub-adviser, Martin Currie, Inc., believe have the greatest potential for long-term growth, and which exhibit operating characteristics that may enable such companies to compete successfully in their marketplace.

      International Growth Fund offers increased diversification through investment in foreign markets. This Fund's advisers believe that both the selection of individual securities and the allocation of International Growth Fund's assets across foreign markets are important in managing an international equity fund. Most foreign equity securities are purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located. Under normal market conditions, International Growth Fund will invest an aggregate of at least 65% of its total assets in the equity securities of at least three different countries.

      In determining the distribution of International Growth Fund's investments among various countries and geographic regions, the advisers consider many factors, such as: prospects for relative economic growth between countries; government policies affecting business conditions; outlook for local currency; and the range of available, attractive investment opportunities. For the selection of securities, the advisers' criteria includes: earnings growth; return on capital; quality of management; cash flow; and strength of balance sheet.

      While foreign stocks are the primary securities utilized to achieve International Growth Fund's objective, the advisers may also invest in other types of foreign equity securities, consistent with the objective and policies described herein.

      The net asset value of this Fund will fluctuate, and investments are expected to yield little, if any, current income.

BALANCED FUND In managing Balanced Fund, CoreStates Advisers uses a balanced portfolio philosophy which combines separate equity, fixed income, and asset allocation strategies. This produces a portfolio of stocks of companies exhibiting growth in revenues and earnings and strong balance sheet characteristics. All of the common stocks in which Balanced Fund invests are traded on registered exchanges or in the 'over-the-counter' market.

      The fixed income strategy values bonds using historical yield differentials. U.S. Government securities and corporate bonds are used exclusively to implement Balanced Fund's fixed income strategy. The asset

                                                                            ----
                                                         Investment Policies  29


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  INFORMATION ON THE FUNDS (CONTINUED)

allocation strategy shifts the stock-fixed income-money market instrument mix based on the investment adviser's judgment of the relative attractiveness of these markets and securities given its view of economic conditions, the level of interest rates, and the outlook for corporate profits. The strategy uses present and historical economic and market data to reach these conclusions.

      Balanced Fund seeks strong total return in all market conditions, with a special emphasis on minimizing interim declines during falling equity markets. Long-term growth is pursued through equity holdings, and current income through fixed income securities and common stock dividends.

      The strategy focuses on controlling downside risk, both through holdings in relatively high-dividend-yielding stocks and convertible securities, and through diversification between stocks and bonds. To employ this strategy, the Fund's adviser uses present and historical economic and market data.

      This Fund will, under normal conditions, invest between 30% and 70% of total assets in common stocks, depending on the investment adviser's assessment of market conditions. When CoreStates Advisers believes that equity markets are overvalued, the common stock exposure will be at the low end of this range. CoreStates Advisers expects that equity exposure will average 60% over time. Balanced Fund may also invest in U.S. dollar denominated securities of foreign issuers (including American Depositary Receipts that are traded on registered exchanges or listed on NASDAQ).

FIXED INCOME FUNDS _____________________________________________________________

CoreFund Fixed Income Funds employ an investment process that attempts to manage large swings in interest rates within the maturity parameters of each Fund to reduce an investor's risk of principal. Significant effort is put forth to identify value along the yield curve, taking into account the economic outlook, fiscal and monetary policies, and the inflation trend. Developments that can significantly impact the supply and demand of securities within the various sectors of the bond market are also carefully considered. By identifying these opportunities, and acting upon them in a timely manner, the Funds' advisers seek to enhance overall value.


SHORT INTERMEDIATE BOND FUND This Fund pursues its investment objective by investing primarily in corporate debt securities such as bonds and commercial paper, as well as securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund intends, under normal market conditions, to invest at least 65% of its total assets in bonds and 35% or less in other fixed income securities.


      Short Intermediate Bond Fund maintains a maximum average maturity of no more than five years, pursuant to a non-fundamental investment policy which can be changed without shareholder approval. By maintaining an average maturity of not more than five years, CoreStates Advisers expects the Fund's net asset value to be relatively stable while providing higher income than money market funds. Subject to shareholder approval, the Board of Directors approved a change in the Short Intermediate Bond Fund's fundamental investment policy to provide that it will maintain an average weighted maturity of one to five years.

      Should a security held by this Fund be downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security and will consider such an event in determining whether the Fund should continue to hold the

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 30   Investment Policies


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                                                                    /X/ COREFUND

security in question. Securities that are unrated at the time of purchase may only be purchased by the Fund if they are determined by CoreStates Advisers to be of comparable quality to securities meeting the rating criteria set forth in 'Types of Securities in Which the Funds Invest.' See the 'Appendix' to the Statement of Additional Information for a description of applicable ratings.


BOND FUND The investment objective of the Bond Fund is to seek to maximize long-term total return by investing principally in a diversified portfolio of debt securities. The Bond Fund will normally invest at least 80% of the value of its total assets in debt securities of all types. Debt securities include domestic and foreign bonds, debentures, notes, equipment lease and trust certificates, asset-backed and mortgage-backed securities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In addition, a portion of the Fund may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in preferred stocks, and in debt securities which are convertible into, or exchangeable for, common stocks, common stock obtained upon the conversion or exchange of such securities, and short-term money market instruments and Money Market Funds. Some of the securities in which the Fund invests may have warrants or options attached.



SHORT-TERM INCOME FUND The investment objective of the Short-Term Income Fund is to seek consistent current income with relative stability of principal by investing principally in a diversified portfolio of investment grade debt securities. Under normal conditions, the Fund's portfolio securities will have maximum expected or remaining maturities of three years or less. The Fund will normally have an average dollar weighted Portfolio maturity of approximately one year.


      The Fund will invest principally in debt securities, including bonds, debentures, notes, equipment lease and trust certificates, asset-backed and mortgage-backed securities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest up to 35% of its total assets in U.S. dollar denominated international debt securities for which the primary trading market is in the United States ('Yankee Bonds').


GOVERNMENT INCOME FUND Government Income Fund invests exclusively in obligations issued or guaranteed as to principal and interest by the agencies and instrumentalities of the U.S. Government and repurchase agreements involving any of such obligations. Although there are no restrictions on maturity, Government Income Fund generally strives to maintain an average maturity of about seven years. This Fund intends to invest at least 65% of its total assets in instruments issued or guaranteed as to principal and interest by the agencies and instrumentalities of the U.S. Government and mortgage-backed securities.

INTERMEDIATE MUNICIPAL BOND FUND Intermediate Municipal Bond Fund invests substantially all of its assets in a diversified portfolio consisting of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the

                                                                            ----
                                                         Investment Policies  31


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  INFORMATION ON THE FUNDS (CONTINUED)

District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax. The municipal securities in which this Fund invests are described in 'Types of Securities in Which the Funds Invest.'

      Although CoreStates Advisers has no present intention of doing so, up to 20% of all assets in this Fund can be invested in taxable debt securities for defensive purposes or when sufficient tax-exempt securities considered appropriate by CoreStates Advisers are not available for purchase.

      Intermediate Municipal Bond Fund will maintain an average weighted maturity of three to ten years. However, when the investment adviser determines that market conditions so warrant, the Fund can maintain an average weighted maturity of less than three years. CoreStates Advisers may, at times, elect to adjust the average maturity upwards, between seven and ten years, in order to pick up incremental yield, while avoiding the risks associated with long-term bonds.

PENNSYLVANIA MUNICIPAL BOND FUND At least 80% of this Fund's assets will be invested in municipal securities, the interest on which is exempt from federal income tax. Under normal circumstances, at least 65% of the Fund's assets will be invested in municipal securities, the interest on which is exempt from Pennsylvania personal income tax ('Pennsylvania Municipal Securities').

      This Fund will primarily purchase (i) municipal bonds rated in one of the three highest rating categories; (ii) municipal notes rated in one of the two highest rating categories; (iii) commercial paper rated in one of the two highest short-term categories; or (iv) any of the foregoing determined by CoreStates Advisers to be of comparable quality at the time of investment. However, CoreStates Advisers has discretion to invest up to 20% of the Fund's assets in municipal bonds rated BBB by Standard & Poor's Corporation ('S&P') or Baa by Moody's Investors Service, Inc. ('Moody's'). See 'Description of Ratings.'

      Pennsylvania Municipal Bond Fund will invest more than 25% of its net assets in municipal securities whose issuers are located in Pennsylvania. This Fund may also invest up to 20% of its assets in Taxable Obligations. Taxable Obligations may include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit and demand and time deposits of domestic banks and savings and loan associations, bankers' acceptances issued by domestic banks, commercial paper issued by U.S. corporations (including variable amount master demand notes) meeting the Fund's quality standards, and securities subject to Federal Alternative Minimum Tax.

      Pennsylvania Municipal Bond Fund may also hold a portion of its assets in cash. Under normal market conditions, such holdings will not exceed 1% of the Fund's net assets. To the extent that the Fund's assets are invested in cash, they will not be invested so as to meet such Fund's investment objective. There are no restrictions on the average maturity of Pennsylvania Municipal Bond Fund or the maturity of a single instrument.

      Pennsylvania Municipal Bond Fund is a non-diversified investment portfolio which means that more than 5% of its assets may be invested in each of one or more issuers. Since a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers, the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory

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 32   Investment Policies

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                                                                    /X/ COREFUND

occurrence than the shares of a diversified investment portfolio would be. The Fund intends to satisfy the diversification requirements necessary to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). In part, Subchapter M requires that, at the close of each quarter of the taxable year, those issues which represent more than 5% of the Fund's assets be limited in aggregate to 50% of the Fund and that no one issue exceed 25% of the Fund's total assets.

NEW JERSEY MUNICIPAL BOND FUND At least 80% of this Fund's assets will be invested in municipal securities, the interest on which is exempt from federal income tax. Under normal circumstances, at least 65% of the Fund's assets will be invested in municipal securities, the interest on which is exempt from New Jersey personal income tax ('New Jersey Municipal Securities').

      This Fund will primarily purchase (i) municipal bonds rated in one of the three highest rating categories; (ii) municipal notes rated in one of the two highest rating categories; (iii) commercial paper rated in one of the two highest short-term categories; or (iv) any of the foregoing determined by CoreStates Advisers to be of comparable quality at the time of investment. However, CoreStates Advisers has discretion to invest up to 20% of the Fund's assets in municipal bonds rated BBB or better by S&P or Baa or better by Moody's. See 'Description of Ratings.'

      New Jersey Municipal Bond Fund will invest more than 25% of its net assets in municipal securities whose issuers are located in New Jersey. This Fund may also invest up to 20% of its assets in Taxable Obligations, as described above.

      New Jersey Municipal Bond Fund may also hold a portion of its assets in cash. Under normal market conditions, such holdings will not exceed 1% of the Fund's net assets. To the extent that the Fund's assets are invested in cash, they will not be invested so as to meet such Fund's investment objective. There are no restrictions on the average maturity of New Jersey Municipal Bond Fund or the maturity of a single instrument.

      New Jersey Municipal Bond Fund is a non-diversified investment portfolio, as described above. The Fund intends to satisfy the diversification requirements necessary to comply with Subchapter M of the Code.

GLOBAL BOND FUND Global Bond Fund will invest, under normal circumstances, at least 65% of its total assets in high quality fixed income securities or debt obligations of foreign or domestic government entities, corporations or supranational agencies. The Fund will invest in at least three supranational agencies or countries. Supranational agencies will include, but not be limited to, the International Bank of Reconstruction and Development, the InterAmerican Development Bank, and the Asian Development Bank. Countries will include, but not be limited to, Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Although this Fund will concentrate its investments in the developed countries listed above, it may invest up to 5% of its assets in similar securities or debt obligations that are denominated in the currencies of developing countries and that are of comparable quality to such securities and debt obligations at the time of purchase as determined by CoreStates Advisers and

                                                                            ----
                                                         Investment Policies  33

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  INFORMATION ON THE FUNDS (CONTINUED)

the sub-adviser, Alpha Global Fixed Income Managers, Inc.

      Subject to approval by shareholders, the Board of Directors has proposed that the Global Bond Fund be classified as a 'non-diversified' investment company so that greater than 5% of such Fund's assets may be invested in the securities of a single issuer. As a result of foreign government securities being subject to this diversification requirement, the Board believes that the change to a 'non-diversified' investment company will benefit the Fund and shareholders. Global Bond Fund will continue to be subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

      Global Bond Fund will strive to take maximum advantage of financial and economic developments and currency fluctuations. All of its investments will be in quality securities denominated in various currencies, including the European Currency Unit, and will be rated in one of the highest four rating categories by a nationally recognized statistical rating agency or of comparable quality at the time of purchase as determined by the advisers.

      There are no restrictions on the average maturity of Global Bond Fund or the maturity of any single instrument. Maturities may vary widely depending on the advisers' assessment of interest rate trends and other economic and market factors. In the event a security owned by Global Bond Fund is downgraded below rating categories discussed above, the advisers will review the situation and take appropriate action with regard to the security.

MONEY MARKET FUNDS _____________________________________________________________

Investments by money market funds such as Cash Reserve, Treasury Reserve and Tax-Free Reserve are subject to limitations imposed under regulations adopted by the Securities and Exchange Commission (the 'SEC'). These regulations generally require money market funds to acquire only U.S. dollar denominated obligations maturing in 397 days or less, although securities subject to repurchase agreements, securities with optional and mandatory tender provisions, variable rate demand obligations and certain other securities may bear longer maturities. Money market funds also must maintain a dollar-weighted average portfolio maturity of 90 days or less.


      In addition, money market funds may acquire only obligations that represent minimal credit risks and that are 'eligible securities' which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a 'first tier security'), or
(ii) rated according to the foregoing criteria in the second highest short-term rating category, or, if unrated, determined to be of comparable quality (a 'second tier security'). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. CoreStates Advisers will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by CoreFunds' Board of Directors. The Directors must also approve or ratify the acquisition of unrated securities or securities rated by only one rating organization. Investments in second tier securities are subject to the further constraints that (i) no more than 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii) any


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                                                                    /X/ COREFUND

investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. In addition, a Fund may only invest up to 25% of its total assets in the first tier securities of a single issuer for three business days.

CASH RESERVE Cash Reserve intends to achieve its objective by investing in a diversified portfolio of money market instruments of the highest quality, including a broad range of U.S. dollar-denominated government, bank, and commercial paper obligations. By investing only in high quality money market instruments with remaining maturities of 13 months or less, Cash Reserve strives to capture the highest yield possible within safety, compliance, and liquidity parameters.

TREASURY RESERVE Treasury Reserve intends to invest in direct obligations of the U.S. Treasury, such as bills, bonds, and notes and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Investment and Principal Securities ('STRIPS') and in repurchase agreements relating to direct U.S. Treasury obligations.

TAX-FREE RESERVE Tax-Free Reserve invests substantially all of its assets in a diversified portfolio consisting of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax. The municipal securities in which this Fund invests are described in 'Types of Securities in Which the Funds Invest.' In managing Tax-Free Reserve, the investment adviser uses a strategy that aims to take advantage of key seasonal supply and demand factors that govern short-term rates.

      Although CoreStates Advisers has no present intention of doing so, up to 20% of all assets in this Fund can be invested in taxable debt securities for defensive purposes or when sufficient tax-exempt securities considered appropriate by CoreStates Advisers are not available for purchase.

OTHER INVESTMENT PRACTICES OF THE FUNDS ________________________________________

In addition to the investments described above, the Funds may engage in a number of additional investment practices, as discussed below:

REPURCHASE AGREEMENTS--All Funds
Under certain circumstances, the Funds may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, a Fund purchases securities ('collateral') from financial institutions such as banks and broker-dealers ('seller') which are deemed to be creditworthy under guidelines approved by the Fund's management, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities). The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than

                                                                            ----
                                                         Investment Policies  35

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  INFORMATION ON THE FUNDS (CONTINUED)

100% of the repurchase price, and securities subject to repurchase agreements are held by CoreFunds' custodian in the Federal Reserve book-entry system. Default by the seller could, however, expose a Fund to loss in the event of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the 'Investment Company Act').

REVERSE REPURCHASE AGREEMENTS--All Funds
Each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund enters into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it places in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the Investment Company Act.

OTHER INVESTMENT COMPANIES--  All Funds
The Funds may invest in the securities of other investment companies. Such shares will be purchased by the Funds within the limits prescribed by the Investment Company Act. Such investments will be limited to amounts not in excess of 5% of a Fund's total assets at the time of purchase.

PUT TRANSACTIONS--Intermediate Municipal Bond Fund, Short Intermediate Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Global Bond Fund, Tax-Free Reserve
These Funds may purchase securities subject to a put. A 'put' feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying municipal securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemption requests and remain as fully invested as possible in municipal securities. These Funds will limit their put transactions to institutions which their advisers believe present minimal credit risk.

      There is no limit to the percentage of portfolio securities that each Fund may purchase subject to a put, but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of the Fund

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                                                                    /X/ COREFUND

calculated immediately after any such put is acquired.


WHEN-ISSUED SECURITIES--Equity Fund, Special Equity Fund, Intermediate Municipal Bond Fund, Short Intermediate Bond Fund, Bond Fund, Short-Term Income Fund, Government Income Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Global Bond Fund, Tax-Free Reserve

These Funds may purchase securities on a 'when-issued' basis. When-issued securities are subject to settlement on a future date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund's assets. Each Fund will establish one or more segregated accounts with the custodian and will maintain liquid assets in such accounts in an amount at least equal to the value of its commitments to purchase when-issued securities.

MUNICIPAL LEASE OBLIGATIONS--Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Tax-Free Reserve
Municipal lease obligations are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.

FORWARD CURRENCY CONTRACTS--International Growth Fund, Global Bond Fund International Growth Fund and Global Bond Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities. These Funds will not enter into such contracts for speculative purposes.
      A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In addition, International Growth Fund and Global Bond Fund may be required to segregate certain assets when entering into such contracts, in order to complete the settlement transactions in the future. The contracts may be bought or sold in amounts up to 100% of exposure to protect a Fund to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar. Such contracts, which protect the value of a Fund's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain

                                                                            ----
                                                         Investment Policies  37

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

that might be realized should the value of such foreign currency increase.


FUTURES CONTRACTS OR OPTIONS TRANSACTIONS--Equity, Special Equity, International Growth Fund, Global Bond Fund
International Growth Fund and Global Bond Fund may purchase futures contracts and may purchase, sell, and write options on securities (including puts and calls) to a limited extent. Specifically, these Funds may purchase futures contracts provided that not more than 5% of its total assets are acquired as a futures contract; in addition, such Funds may purchase futures contracts or enter into options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of its total assets. International Growth Fund and Global Bond Fund do not intend to use options on futures contracts.


      The Equity Fund and Special Equity Fund may also purchase put and call options on securities for the purpose of hedging against market risks related to its portfolio securities. These Funds may also engage in writing covered call options as deemed appropriate by CoreStates Advisers. Each Fund may purchase put and call options in an amount not exceeding 5% of its net assets. Under normal conditions, it is not expected that the underlying value of portfolio securities subject to options transactions would exceed 50% of the net assets of a Fund.


      Futures contracts or options transactions may be used for several reasons: to maintain cash reserves while remaining fully invested; to facilitate trading; to reduce transactions costs; or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. The Funds may not use futures contracts or options transactions to leverage their net assets, or for speculative purposes.


      For example, in order to remain fully invested in stocks while maintaining liquidity to meet potential shareholder redemptions, the Funds may invest a portion of their assets in futures contracts or options transactions as applicable. Because futures contracts only require a small marginal deposit and options contracts a small premium payment, these Funds would then be able to maintain a cash reserve for potential redemptions, while at the same time remaining fully exposed to markets. Also, because transaction costs of futures and options may be lower than the costs of investing in securities directly, it is expected that the use of futures contracts and options transactions may reduce the total transaction costs of such Funds.


      The primary risks associated with the use of futures and options are (i) imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of a Fund's underlying securities. The risk that these Funds will be unable to close out an outstanding futures and/or options position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although these Funds will not use futures and/or options contracts for speculative purposes, there is the risk that the advisers of these Funds could be incorrect in their assessment of the direction of stock prices.


----
 38   Investment Policies

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                                                                    /X/ COREFUND


ILLIQUID SECURITIES--All Funds
The Funds may invest up to 10% of their assets in illiquid securities except for the Equity Fund, Special Equity Fund, Balanced Fund, Bond Fund, Short-Term Income Fund, Government Income Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Global Bond Fund which may invest up to 15% of their assets in illiquid securities. Under the supervision of CoreFunds' Board of Directors, each Fund's advisers determine the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.



LENDING OF SECURITIES--Equity Fund, Special Equity Fund, International Growth Fund, Bond Fund, Short-Term Income Fund, Global Bond Fund
Each of these Funds may lend their portfolio securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Each Fund may lend portfolio securities with a value of up to 50% of its total assets. Such loans may be terminated at any time. These Funds will receive cash, government or government agency securities as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Funds will be invested in short-term debt securities.

      These Funds will retain most rights of beneficial ownership including dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending. The Funds will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Loans will be made only to borrowers deemed by CoreStates Advisers to be of good standing.
      Such loans would involve risk of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned, or risk of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

ASSET-BACKED SECURITIES--Bond Fund, Short-Term Income Fund
These Funds will invest only in privately-issued asset-backed securities, which are readily marketable and rated at the time of purchase in the two highest rating categories assigned by a Rating Organization. For a description of rating symbols see the Appendix to the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES--Bond Fund, Short-Term Income Fund
These Funds will invest only in privately-issued mortgage-backed securities which are readily marketable and rated at the time of purchase in the two highest rating categories assigned by a Rating Organization. For a description of rating symbols see the Appendix to the Statement of Additional Information.

SWAPS--Global Bond Fund
Global Bond Fund may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors as a way of managing its exposure to different types of investments. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a 'notional

                                                                            ----
                                                         Investment Policies  39

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  INFORMATION ON THE FUNDS (CONTINUED)

principal amount,' in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
      Swap agreements will tend to shift the Global Bond Fund's investment exposure from one type of investment to another. For example, if this Fund agrees to exchange payments in U.S. dollars for receipts in foreign currency, the swap agreement would tend to increase the Fund's exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Global Bond Fund's investments and its share price and yield.
      Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions. Any obligation Global Bond Fund may have under these types of arrangements will be covered by setting aside high quality liquid securities in a segregated account. Global Bond Fund will enter into swaps only with counterparties deemed creditworthy by its advisers.

/X/
TYPES OF
SECURITIES IN
WHICH THE
FUNDS
INVEST

The various types of securities in which the Funds invest are described below.

EQUITY FUNDS ___________________________________________________________________


GROWTH EQUITY FUND
EQUITY FUND
SPECIAL EQUITY FUND
EQUITY INDEX FUND
INTERNATIONAL GROWTH FUND
The types of equity securities in which these Funds invest generally include common stocks, preferred stocks and convertible securities.


BALANCED FUND In addition to equity securities, Balanced Fund may invest in fixed income securities. The fixed income securities in which this Fund will invest consist of bonds, debentures, notes and similar obligations or instruments which constitute a security and evidence indebtedness, including U.S. Government obligations, mortgage-backed securities and bank obligations (as described below). Balanced Fund may also invest in corporate bonds which are rated, at time of purchase, A or higher by S&P or Moody's.

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 40   Types of Securities


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                                                                    /X/ COREFUND

TAXABLE FIXED INCOME FUNDS _____________________________________________________


SHORT INTERMEDIATE BOND FUND
BOND FUND
SHORT-TERM INCOME FUND
The various types of securities which may be purchased by these Funds include the following:


U.S. Government Obligations--
      1. U.S. Treasury Securities--includes bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States. They differ mainly in interest rates, maturities, and dates of issue.
      2. U.S. Government Agency Securities--issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies. These include obligations supported by the right of the issuer to borrow from the Treasury, such as those of the Export-Import Bank of the United States; obligations supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations, such as those of the Federal National Mortgage Association ('FNMA'); and obligations supported only by the credit of the agency or instrumentality, such as those of the Student Loan Marketing Association ('SLMA'). However, no assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.


Zero Coupon Obligations--



The Bond Fund and Short-Term Income Fund may invest in zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity, provided that immediately after any purchase not more than 5% of the value of the net assets of the respective Fund would be invested in such obligations.


Bank Obligations--

      1. Certificates of Deposit-negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods.


      2. Bankers' Acceptances-negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are 'accepted' by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity.


    Each of Short Intermediate Bond Fund and Intermediate Municipal Bond Fund, as well as Balanced Fund, will limit its purchases of bank obligations to those of domestic branches of U.S. banks having total assets at the time of purchase of $1 billion or more as shown on their last published financial statements at the time of investment.

Mortgage-Backed Securities--
These securities may be issued or guaranteed by U.S. Government agencies such as the Government National Mortgage Association ('GNMA'), FNMA, or the Federal Home Loan Mortgage Corporation ('FHLMC'). GNMA mortgage-backed certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA

                                                                            ----
                                                         Types of Securities  41

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  INFORMATION ON THE FUNDS (CONTINUED)

of amounts due on these GNMA certificates. Each GNMA certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. FNMA, a federally chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. There can be no assurance that the United States Government would provide financial support to FNMA or FHLMC if necessary in the future.
      Mortgage-backed securities also include collateralized mortgage obligations ('CMOs') or real estate mortgage investment conduits ('REMICs'), a type of CMO. CMOs or REMICs are mortgage pass-throughs issued in multiple classes. In a CMO, a series of bonds or certificates are usually issued in multiple classes. Each class of CMOs is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid. Interest typically is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. In a common structure, payments of principal, including any principal payments, on the underlying mortgage assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Asset-backed Securities--
Asset-backed securities consist of securities secured by company receivables, truck and auto loans, leases and credit card receivables. These issues are normally traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.


Corporate Securities--
Corporate securities include corporate bonds, convertible and non-convertible debt securities, and preferred stocks, as well as commercial paper. Corporate securities in which these Funds may invest must satisfy certain minimum ratings at the time of purchase by Moody's or S&P. Corporate bonds must be rated A or better by S&P or Moody's.


GOVERNMENT INCOME FUND Government Income Fund may invest in U.S. Government obligations, mortgage-backed securities, and asset-backed securities, as defined above.

GLOBAL BOND FUND Global Bond Fund may invest in fixed income or debt obligations issued or guaranteed by the U.S. Government or a foreign government, or by one of its agencies, authorities, instrumentalities or political subdivisions; fixed income or debt obligations issued or guaranteed by

----
 42   Types of Securities

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                                                                    /X/ COREFUND

supranational entities; and corporate securities and bank obligations, as described above.

TAXABLE MONEY MARKET FUNDS _____________________________________________________

CASH RESERVE The various types of securities invested in by Cash Reserve include U.S. Government obligations, bank obligations, and asset-backed securities, as described above.
      With respect to U.S. Government obligations, in addition to bills, notes and bonds issued by U.S. government agencies, Cash Reserve may invest in STRIPS as defined above in 'Investment Policies-Treasury Reserve.' STRIPS may be sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. See also 'Taxes.'
      With respect to bank obligations, in addition to certificates of deposit and bankers' acceptances, Cash Reserve may invest in foreign securities and time deposits. Time deposits are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time. Such deposits cannot be withdrawn before the date specified at the time of deposit.
      With respect to asset-backed securities, the asset-backed securities in which Cash Reserve invests must have final maturities of 13 months or less.
      Cash Reserve may also invest in the following types of securities:

Commercial Paper--
Commercial paper are short-term promissory notes issued by corporations, including variable amount master demand notes, having short-term ratings at the time of purchase of 'Prime-1' by Moody's and/or 'A-1' or better by S&P.
      Variable amount master demand notes in which Cash Reserve may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. The rate of interest on such notes is generally based upon the interest rates for commercial paper issued by the master demand note issuer. The rate will be adjusted automatically at periodic intervals which normally will not exceed 31 days but may extend longer. Because master demand notes are direct lending arrangements between such Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for issuers of commercial paper. CoreStates Advisers will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status to meet payment on demand.

Receipts--
Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by

                                                                            ----
                                                         Types of Securities  43

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include 'Treasury Receipts' ('TR'S'), 'Treasury Investment Growth Receipts' ('TIGR'S'), and 'Certificates of Accrual on Treasury Securities' ('CATS').

TREASURY RESERVE Treasury Reserve may invest in U.S. Treasury obligations, such as bills, notes, and bonds, and separately traded interest and principal component parts of such obligations, such as STRIPS. Treasury Reserve may also invest in repurchase agreements fully collateralized by U.S. Treasury obligations.

TAX-FREE FIXED INCOME AND MONEY MARKET FUNDS ___________________________________

INTERMEDIATE MUNICIPAL BOND FUND
PENNSYLVANIA MUNICIPAL BOND FUND
NEW JERSEY MUNICIPAL BOND FUND
TAX-FREE RESERVE These Funds will invest in municipal securities. The two principal classifications of municipal securities which may be held by these Funds are 'general obligation' securities and 'revenue' securities. These are discussed below, along with other municipal securities in which these Funds may invest.

1. General Obligation Securities
'General obligation' securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

2. Revenue Securities
'Revenue' securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed. Industrial development and pollution control bonds held by these Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

3. Moral Obligation Bonds
The portfolios of these Funds may also include 'moral obligation' bonds, which are normally issued by special-purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

4. Variable Rate Demand Obligations
Municipal securities purchased by these Funds may include 'variable rate demand obligations,' which are tax-exempt obligations upon which interest is payable at a floating or variable rate. While there may be no active secondary market with respect to a particular variable rate demand obligation purchased by such Funds, they normally may demand payment of the principal of and accrued interest on the obligation upon not more than seven days' notice and may resell the obligation at any time to a third party. The absence of any active secondary market, however, could make it difficult for such Funds to dispose of a variable rate demand obligation if the issuer defaulted on its

----
 44   Types of Securities

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                                                                    /X/ COREFUND

payment obligation, and it could, for this or other reasons, suffer a loss to the extent of the default.

5. When-Issued Securities
These Funds may purchase municipal securities on a 'when-issued' basis, as described in 'Other Investment Practices of the Funds.' Each Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets, absent unusual market conditions, and does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objective. Because each Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities should ever exceed 25% of the value of its total assets.

PENNSYLVANIA MUNICIPAL SECURITIES
In managing the portfolios of Intermediate Municipal Bond Fund and Tax-Free Reserve, CoreStates Advisers intends to invest, when possible, such Funds' assets in Pennsylvania Municipal Securities, provided the investment is consistent with the Funds' investment objectives and policies and their status as diversified investment companies. Because of the relatively limited number of Pennsylvania municipal issuers and the restricted supply of outstanding municipal securities issued by them that meet the Funds' investment criteria, CoreStates Advisers cannot predict precisely what percentage of each Fund's portfolio will be invested in such issuers.
      Except as stated above with respect to Pennsylvania Municipal Securities, CoreStates Advisers does not intend on a regular basis to invest more than 25% of either Fund's total assets in (i) municipal securities whose issuers are in the same state, (ii) municipal securities, the interest on which is paid solely from revenues of similar projects, and (iii) industrial development bonds, although it may do so from time to time. To the extent such Funds' assets are so concentrated, they would be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects, and bonds to a greater extent than it would be if its assets were not so concentrated.

AMT OBLIGATIONS
While Intermediate Municipal Bond Fund and Tax-Free Reserve are permitted to purchase 'private activity bonds' that are subject to the Alternative Minimum Tax (the 'AMT') imposed by Section 55 of the Code, these Funds do not currently hold or anticipate purchasing such bonds. If they did so, however, a portion of the dividends received would be subject to the AMT. The purchase of such bonds by these Funds could have a material effect on the AMT liability of their investors, and hence these Funds do not intend to invest any portion of their assets in such bonds.
      Corporate shareholders, however, should note that all exempt-interest dividends are includable in the computation of 'adjusted current earnings' for AMT purposes, regardless of when the bonds from which they are derived were issued or whether they are derived from 'private activity bonds.' Accordingly, corporate shareholders should consult their tax advisers regarding the impact that holding shares of these Funds would have on their own AMT liability.

                                                                            ----
                                                         Types of Securities  45

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  INFORMATION ON THE FUNDS (CONTINUED)

TEMPORARY INVESTMENTS __________________________________________________________

On occasion, a Fund may be unable to achieve its investment objective due to market conditions. Under such circumstances, a Fund is permitted to make certain temporary investments which deviate from the investment policies described above. Such investments may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against potential or serious stock market declines. The temporary investments the Funds are permitted to make under such circumstances are described below.


GROWTH EQUITY FUND
EQUITY FUND
SPECIAL EQUITY FUND
EQUITY INDEX FUND
INTERNATIONAL GROWTH FUND
Although these Funds normally seek to remain fully invested in equity securities, they may invest all or a portion of their assets temporarily in certain short-term and fixed income vehicles, in accordance with the investment restrictions described herein. Money market instruments, such as commercial paper, and fixed income securities, such as bonds, must be assigned, or determined by the advisers to be equal to, certain minimum ratings in each category by either Moody's or S&P at the time of purchase by a Fund. Temporary investments may include the following:

      Money Market Instruments
      U.S. Government Obligations
      Fixed Income Securities
      Repurchase Agreements

BALANCED FUND Although Balanced Fund normally seeks to remain fully invested in a combination of equity, fixed income, and money market securities, when CoreStates Advisers determines that market conditions warrant, it may invest up to 100% of its assets in money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, and commercial paper rated, at time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by the investment adviser at time of purchase, and other long- and short-term debt instruments which are rated A or higher at time of purchase, and may hold a portion of its assets in cash reserves.

PENNSYLVANIA MUNICIPAL BOND FUND
NEW JERSEY MUNICIPAL BOND FUND
Each of these Funds may increase its investment in Taxable Obligations to over 20% of its total assets if suitable tax-exempt obligations are unavailable or for temporary defensive purposes.

GLOBAL BOND FUND For temporary defensive purposes, when the advisers determine that market conditions warrant, Global Bond Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt issues and repurchase agreements. This Fund may hold a portion of its assets in cash for liquidity purposes.

TAX-FREE RESERVE Tax-Free Reserve may hold uninvested cash reserves which do not earn income (pending investment) during temporary defensive periods or if, in the opinion of

----
 46   Types of Securities

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

CoreStates Advisers, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. In addition, such Fund may invest from time to time, to the extent consistent with its investment objective, a portion of its assets on a temporary basis or for temporary defensive purposes in short-term money market instruments, the income from which is subject to federal income tax.
      Temporary investments will generally not exceed 20% of the total assets of Tax-Free Reserve except when made for temporary defensive purposes, and may include obligations of the U.S. Government or its agencies or instrumentalities; debt securities (including taxable commercial paper) of issuers having been assigned, at the time of purchase, the highest short-term rating of either Moody's or S&P; certificates of deposit or bankers' acceptances of domestic branches of U.S. Banks with total assets at the time of purchase of $1 billion or more; repurchase agreements with respect to such obligations; or reverse repurchase agreements.

/X/
INVESTMENT
RESTRICTIONS

Investment policies of the Funds that are not fundamental may be changed by the Board of Directors without shareholder approval, provided such changes are deemed to be consistent with a Fund's objective and in the best interests of its shareholders. However, the investment objectives of each Fund, along with the restrictions and limitations described herein and in the Statement of Additional Information, are fundamental and may be changed only by the affirmative vote of a majority of the outstanding shares of such Fund. See 'Description of Shares.' A FUND MAY NOT:
      1. Make loans, except that each Fund may purchase or hold certain debt instruments and enter into repurchase agreements, in accordance with its policies and limitations.
      2. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts not to exceed 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. A Fund will not purchase any securities while its borrowings (including reverse repurchase agreements) are outstanding.

    3. Invest more than 10% of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days or the lending of securities which provide for settlement more than seven days after notice. This fundamental restriction does not apply to Balanced Fund, Government Income Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Global Bond Fund, Equity Fund, Special Equity Fund, Bond Fund or Short-Term Income Fund. These Funds, as a matter of non-fundamental investment policy, may invest up to 15% of their assets in illiquid securities.

   4. Purchase securities of any one issuer (other than obligations issued or guaranteed as to principal and interest by the U.S.

                                                                            ----
                                                     Investment Restrictions  47

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  INFORMATION ON THE FUNDS (CONTINUED)


Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation. With respect to the Fixed Income Funds and Cash Reserve, however, there is no limit to the percentage of assets that may be invested in U.S. Treasury bills and notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. With respect to Global Bond Fund, there is no limit to the percentage of assets that may be invested in securities issued by foreign governments. This restriction does not apply to Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund or Treasury Reserve. Subject to shareholder approval, the Board of Directors has proposed that this restriction not apply to the Global Bond Fund.

      5. Invest 25% or more of its total assets in any one industry. For purposes of this limitation, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents, and utilities will be divided according to their services-for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry. This restriction does not apply to Treasury Reserve.
      With respect to Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Tax-Free Reserve, this limitation does not apply to investments in tax-exempt securities issued by governments or political sub-divisions of governments.
      With respect to Global Bond Fund, there is no limitation with respect to obligations issued by the U.S. Government, foreign governments, or supranational agencies.
      With respect to Cash Reserve, there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its instrumentalities.

EQUITY FUNDS In addition, an Equity Fund may not purchase securities of any one issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 10% of the voting securities of such issuer would be held by the Fund.

TREASURY RESERVE In addition, Treasury Reserve may not purchase securities other than direct obligations of the U.S. Treasury, such as Treasury bills and notes, none of which may be subject to repurchase agreements.

PORTFOLIO TURNOVER It is not a policy of the Funds to purchase or sell securities for trading purposes. However, the advisers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. Generally, the Funds will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. It is expected that the Equity Funds' annual portfolio turnover rates will not exceed 100%. A 100% rate of turnover would occur, for example, if all of a portfolio's securities are replaced within a one year period. With respect to the Fixed Income Funds, the annual portfolio turnover rate may exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities. With the exception of Global Bond Fund, however, it is

----
 48   Investment Restrictions


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                                                                    /X/ COREFUND

expected that the annual turnover rate for the Fixed Income Funds will not exceed 250%.
      High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. As a general rule, net gains are distributed to shareholders and will be taxable at ordinary income tax rates, for federal income tax purposes, regardless of long- or short-term capital gains status. See 'Distributions' and 'Taxes' for more information on taxation. The tables set forth in 'Financial Highlights' present the Funds' historical portfolio turnover rates.

/X/
INVESTOR
CONSIDERATIONS

INVESTMENT SUITABILITY _________________________________________________________

EQUITY FUNDS
The Equity Funds are appropriate for investors seeking long-term growth. Historically, equities have provided significantly higher returns than fixed income and money market instruments, yet subject the investor to greater price fluctuation. The CoreFund Equity Funds offer a range of growth and risk characteristics, incorporating high grade domestic and international securities.


Growth Equity Fund
Equity Fund
Special Equity Fund
These Funds are appropriate for investors who are seeking long-term income and capital appreciation, and who do not need to earn current income from their investments in a Fund. They are suited to those investors who are willing to hold their investments over a long horizon in anticipation of the returns that common stocks may provide. Because these Funds invest in equity securities, investors should be able to tolerate fluctuations in the principal value of their investment. Investors should be cognizant of the inherent volatility in the stock market, and the investment risks discussed below; and understand that all investments carry a risk factor.


Equity Index Fund
Equity Index Fund is suitable for those who want to participate in the equity market's superior long-term performance without the near-term commitment and risks associated with choosing a particular investment style which may or may not be out of favor during any period of time. Investors generally can expect returns in line with the S&P 500 Index, which is tracked closely by the Fund.

Balanced Fund
Balanced Fund is appropriate for investors who seek to capture the interest income of bonds and the capital appreciation of stocks while reducing risk through diversification among these securities.

International Growth Fund
International Growth Fund is appropriate for investors who are seeking long-term capital appreciation, and who do not need to earn current income from their investment in a Fund. International Growth Fund is suited to those investors who are willing to hold their investment over a long horizon in anticipation of the returns that foreign stocks may provide. Because the

                                                                            ----
                                                     Investor Considerations  49


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  INFORMATION ON THE FUNDS (CONTINUED)

Fund invests in foreign equity securities, investors should be able to tolerate fluctuations in the principal value of their investment. Investors should be cognizant of the unique risks of international investing, including their exposure to currency fluctuations; and understand that all investments carry a risk factor.

FIXED INCOME FUNDS
These Funds are appropriate for investors seeking an investment vehicle that offers a higher level of current income with low to moderate share price fluctuations. These Funds differ primarily by their average maturity, credit quality, and tax status.

      Short Intermediate Bond Fund will purchase U.S. Government and corporate securities rated A or better and is expected to have an average maturity of no more than five years.


      Bond Fund will normally invest in domestic and foreign corporate debt securities, U.S. government securities, mortgage-backed securities and asset-backed securities, without limitation to the average maturity of the Fund.


      Short-Term Income Fund will invest in a diversified portfolio of investment-grade debt securities, including corporate debt securities and U.S. government securities, having an expected or remaining maturity of three years or less. The Fund is expected to have an average dollar-weighted maturity of approximately one year.

      Government Income Fund will invest only in obligations issued or guaranteed by the U.S. Government and its agencies. There is no limit to the average maturity so it is appropriate for investors who seek a higher level of current income than that which is generally possible with money market funds, and who can tolerate moderate fluctuations in principal value.
      Intermediate Municipal Bond Fund is for investors seeking income exempt from federal income taxes, generally investors in a high income tax bracket. This Fund will only purchase securities rated A or better and is expected to have an average maturity of three to ten years.
      Pennsylvania Municipal Bond Fund is appropriate generally for investors seeking an investment vehicle that offers a higher level of current income exempt from federal income taxes and (as to Pennsylvania residents) Pennsylvania income taxes, with low to moderate share price fluctuations.
      New Jersey Municipal Bond Fund is appropriate generally for investors seeking an investment vehicle that offers a higher level of current income exempt from federal income taxes and (as to New Jersey residents) New Jersey income taxes, with low to moderate share price fluctuations.
      Global Bond Fund is suitable for long-term investors who are looking for both income and capital appreciation from a portfolio of fixed income securities denominated in U.S. and foreign currencies. Because the value of the securities will fluctuate with changes in interest rates and relative currency values, investors must be willing to invest their money over a longer time horizon in anticipation of the returns afforded by a diversified portfolio of U.S. and foreign bonds.

MONEY MARKET FUNDS
As each of these Funds is designed and managed to maintain a stable price per share of $1.00, they provide liquidity and a high degree of safety for investors who are unable to tolerate fluctuations in the principal value of their investments.
      Cash Reserve is appropriate for investors who are seeking an investment vehicle that

----
 50   Investor Considerations

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                                                                    /X/ COREFUND

provides current interest income at competitive rates of return.
      By investing in direct obligations of the U.S. Treasury, Treasury Reserve affords an extra margin of protection for investors for whom a high degree of safety is a primary concern. Treasury Reserve is considered to be the most secure of the Money Market Funds. This Fund is appropriate for investors who are seeking an investment vehicle that provides current interest income at competitive rates of return.
      Tax-Free Reserve is appropriate for conservative investors in higher-level federal income tax brackets who may benefit from an investment that offers current interest income that is at least 80% free of federal income taxes. Therefore, investors contemplating the purchase of this Fund should first consider their 'taxable equivalent yield.' This is the comparison between the tax-exempt yield from Tax-Free Reserve and the equivalent yield from a taxable investment, using a calculation that takes into account the investor's current tax bracket. Tax-Free Reserve's current taxable equivalent yield may be obtained by contacting its distributor.

INVESTMENT RISKS _______________________________________________________________

The Funds differ significantly in terms of risk. Because of the concerns listed below, a Fund should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics-including common stocks, bonds and different types of money market instruments. Investors may also wish to complement an investment in a Fund with other portfolios offered by CoreFunds.

EQUITY FUNDS
The Equity Funds are subject to market risk and fund risk. Market risk is the possibility that stock prices in general will decline over short or even extended periods of time. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Fund risk is the possibility that a Fund's performance during a specific period may not meet or exceed that of the stock market as a whole. Therefore, investors should consider their holdings in equity mutual funds to be long-term investments. In addition to the risks noted above for all equity funds, the following equity funds are also subject to additional risks as described below.

Balanced Fund
With respect to Balanced Fund, the market value of fixed income securities bears an inverse relationship to changes in market interest rates. Moreover, changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the market value of these securities. Each of these factors will cause the net asset value of shares of Balanced Fund to fluctuate over time.
      In addition, mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of declining interest rates, pre-payment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fund are prepaid, the Fund must reinvest the proceeds in securities, the yield of which reflects prevailing interest rates, which may be lower than the yield on the prepaid

                                                                            ----
                                                     Investor Considerations  51

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  INFORMATION ON THE FUNDS (CONTINUED)

securities. Thus, mortgage-backed securities may not be an effective means of locking in long-term interest rates for Balanced Fund.

International Growth Fund
In addition to market and fund risk, International Growth Fund is also subject to currency risk. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities held by the Fund. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for U.S. investors will usually be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign stocks will usually be enhanced. In addition, investments in foreign stock markets can be as volatile, if not more volatile, than investments in U.S. markets.
      Investors should also recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since this Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, its portfolio will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of International Growth Fund permit it to enter into forward foreign currency exchange contracts in order to hedge its holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.
      In addition, as foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.
      Although International Growth Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Moreover, transactions executed on foreign exchanges may be subject to longer settlement periods than transactions executed on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than typical expenses for custodial arrangements for handling U.S. securities of equal value.
      Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising International Growth Fund's portfolio. However, these foreign withholding taxes are not expected to have a significant impact since this Fund's investment objective is to seek long-term capital appreciation and any income should be considered incidental.

----
 52   Investor Considerations

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                                                                    /X/ COREFUND

      International Growth Fund attempts to reduce international investment risks by diversifying among as many foreign economies and currencies as possible. This includes investments in both developed and selected emerging markets. In addition, the International Growth Fund offers its shareholders the ability to diversify their equity investments to reduce the risk of having such investments affected solely by political and economic events in one country.

FIXED INCOME FUNDS
Securities held by the Fixed Income Funds may be subject to several types of investment risk, including market risk, credit risk, and call risk. With respect to these Funds, market risk (or interest rate risk) is the potential for a decline in the price of fixed income securities due to rising interest rates. Market risk will be greater for longer term securities than for shorter term securities. Credit risk is the possibility that a bond issuer will be unable to make timely payments of either principal or interest. Call risk (or income risk) relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity. Such an event would require a Fund to invest the resulting proceeds elsewhere, at generally lower interest rates, which would cause fluctuations in the Fund's net income.

      Short Intermediate Bond Fund, Bond Fund and Short-Term Income Fund may also be exposed to event risk, the possibility that corporate fixed income securities held by these Funds may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings (mergers, leveraged buyouts, takeovers or similar events) are often financed by a significant expansion of corporate debt. As a result, the credit quality and market value of a firm's existing debt securities may decline significantly. While event risk may be high for certain corporate securities held by these Funds, event risk in the aggregate should be low because of the Funds' diversified holdings.


      The Bond Fund, Short-Term Income Fund and Government Income Fund may all acquire mortgage-backed and asset-backed securities, and therefore, may be subject to the risks associated with these securities, which are described above.

      The concentration of investments in Pennsylvania Municipal Securities by the Pennsylvania Municipal Bond Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of the Fund and the portfolio securities held by it. Rising medical assistance costs, a slow rate of economic recovery, increased costs of union contracts, rising unemployment and the potential negative impact of pending litigation may place increased pressures on the tax resources of the Commonwealth and its municipalities. See 'Special Risk Factors-Pennsylvania Municipal Securities' in the Statement of Additional Information for further discussion of the risks associated with Pennsylvania Municipal Securities.
      The concentration of investments in New Jersey Municipal Securities by the New Jersey Municipal Bond Fund raises special investment considerations that are discussed under the caption 'Special Risk Factors-New Jersey Municipal Securities' in the

                                                                            ----
                                                     Investor Considerations  53

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  INFORMATION ON THE FUNDS (CONTINUED)

Statement of Additional Information. In particular, changes in economic conditions and governmental policies of the State of New Jersey and its municipalities could adversely affect the value of the Fund and the portfolio securities held by it.
      Global Bond Fund is also subject to currency risk and other risks associated with investing in the securities of foreign companies, as described above with respect to International Growth Fund.

MONEY MARKET FUNDS
Securities held by Cash Reserve and Treasury Reserve may be subject, on a limited basis, to credit risk. The credit risk of an investment portfolio is a function of its underlying securities, and in general, securities of somewhat lower credit quality provide correspondingly higher yields.
      Securities held by Tax-Free Reserve may be subject, on a limited basis, to several types of investment risk, including market risk (or interest rate risk), credit risk and call risk (or income risk).

/X/
DISTRIBUTIONS


Shareholders of each Fund are entitled to dividends and distributions arising from the net investment income and capital gains, if any, earned on investments held by such Fund. Class Y Shares of the Money Market Funds begin earning dividends on the business day on which the purchase order for the shares is executed and continue to earn dividends through, and including, the day before the redemption order for such shares is executed. Class Y Shares of the Fixed Income Funds begin earning dividends on the business day following the day on which the purchase order for the shares is executed and continue to earn dividends through, and including, the day on which the redemption order for such shares is executed.


      Dividends are paid in the form of additional Class Y Shares of a Fund unless a shareholder selects one of the following options on the Account Application Form: Cash Dividend Option-to receive dividends in cash and capital gains distributions in additional shares of the Fund at net asset value; All Cash Option-to receive both dividends and capital gains distributions in cash. In the absence of either of these selections on the Account Application Form, each purchase of shares is made upon the condition and understanding that the Fund's agent is automatically appointed to receive the dividends and distributions upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the Fund at the net asset value in effect at the close of business on the reinvestment date. Dividends and distributions are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account with the Fund.


      The dividends from Class Y Shares are normally higher than those of Class A or Class C Shares because of the distribution and incremental transfer agent expenses charged to Class A or Class C Shares.

      The Funds maintain different dividend and capital gain distributions policies. These are:


EQUITY FUNDS
Growth Equity Fund
Equity Fund
Special Equity Fund
Equity Index Fund
Balanced Fund
Dividends from the net investment income of each of these Funds are declared and paid to shareholders on a quarterly basis.


----
 54   Distributions

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

Distributions of any capital gains will be made at least annually.

International Growth Fund
The net investment income of this Fund is periodically declared and paid as a dividend. Distributions of any capital gains will be made at least annually.

FIXED INCOME FUNDS
MONEY MARKET FUNDS
The net investment income of each of these Funds except Global Bond Fund is declared daily as a dividend to its shareholders and paid monthly. Global Bond Fund will distribute its net investment income in the form of quarterly dividends. Capital gains distributions, if any, will be made by the Fixed Income Funds and Money Market Funds at least annually.
      If any capital gains are realized from the sale of underlying securities, the Funds normally distribute such gains with the last dividend for the calendar year.
      In all Funds except the Money Market Funds, undistributed net investment income is included in the Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the 'ex-dividend' date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

/X/
TAXES

The following is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Potential investors in the Funds are urged to consult their tax advisers with specific reference to their own tax situations.
      The following summary is based on current tax laws and regulations which may be changed by legislative, judicial or administrative action.

ALL FUNDS
Each Fund is treated as a separate entity for federal income tax purposes and is not combined with any of CoreFunds' other portfolios. Each Fund intends to qualify for the favorable tax treatment afforded a 'regulated investment company' under the Code. This requires, among other things, that a Fund distribute to its shareholders at least 90% of its net investment income. Provided a Fund meets this 90% distribution and other requirements, it will be relieved of federal income tax on that part of its net investment income and any net capital gains (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.
      Whether paid in cash or in additional shares, dividends attributable to a Fund's net investment income (including ordinary income and net short-term capital gains), including any dividends attributable to taxable net investment income of Tax-Free Reserve or Intermediate Municipal Bond Fund, will be taxable to shareholders as ordinary income. Capital gains distributions of all Funds will be taxable as long-term capital gain, regardless of how long a shareholder has held shares.
      Dividends declared by a Fund in October, November, or December of any

                                                                            ----
                                                                       Taxes  55

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  INFORMATION ON THE FUNDS (CONTINUED)

year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund during the following January.

INTERNATIONAL GROWTH FUND
GLOBAL BOND FUND
International Growth Fund and Global Bond Fund will receive dividends and interest paid by foreign issuers which are frequently subject to withholding taxes by foreign governments. Provided that more than 50% of the value of the total assets of either International Growth Fund or Global Bond Fund at the close of any taxable year consists of equity or debt securities of foreign corporations, such Fund may elect (for U.S. federal income tax purposes) to treat each shareholder as having additional income equal to a proportionate amount of such foreign taxes paid by the Fund and as having directly paid such foreign taxes. In addition, if a Fund makes such an election, shareholders will be treated as having directly earned a portion of the Fund's gross income from foreign sources. The Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify shareholders accordingly.

TAX-FREE RESERVE
INTERMEDIATE MUNICIPAL BOND FUND
PENNSYLVANIA MUNICIPAL BOND FUND
NEW JERSEY MUNICIPAL BOND FUND
Each of these Funds expects to qualify to pay exempt-interest dividends to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax. Tax-exempt interest dividends may generally be treated by such Fund's shareholders as items of income excludible from their gross income under the Code unless, under the circumstances applicable to the particular shareholder, exclusion would be disallowed. Exempt-interest dividends may also have certain collateral federal income tax consequences, including Alternative Minimum Tax consequences.
      Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of these Funds to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of 'exempt-interest' dividends.
      Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of these Funds is not deductible for federal income tax purposes. Furthermore, these Funds may not be an appropriate investment for persons (including corporations and other business entities) who are 'substantial users' (or persons related to 'substantial users') of facilities financed by industrial development or private activity bonds. Such persons should consult their tax advisers before purchasing shares. A 'substantial user' is defined generally to include 'certain persons' who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.
      Except as noted below, tax-exempt interest dividends and other distributions paid by these Funds may be taxable to investors as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if received directly, would be exempt from such income taxes.

----
 56   Taxes

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                                                                    /X/ COREFUND

CASH RESERVE
TREASURY RESERVE
TAX-FREE RESERVE
With respect to investments in STRIPS and Receipts which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

PENNSYLVANIA TAX CONSIDERATIONS
For purposes of the Pennsylvania Personal Income Tax and the Philadelphia School District Investment Net Income Tax, distributions which are attributable to interest received by the Pennsylvania Municipal Bond Fund from its investments in Pennsylvania Municipal Securities or in direct obligations of the United States, its territories and certain of its agencies and instrumentalities ('Federal Securities'), including obligations issued by U.S. possessions, are not taxable. Distributions by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania Personal Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Net Income Tax.
      Shares of the Pennsylvania Municipal Bond Fund are exempt from Pennsylvania county personal property taxes and (as to residents of Pittsburgh) from personal property taxes imposed by the City of Pittsburgh and the School District of Pittsburgh to the extent that the Fund's portfolio consists of Pennsylvania Municipal Securities and Federal Securities, including obligations issued by U.S. possessions.
      To the extent that gain on the disposition of a share represents gain realized on Pennsylvania Municipal Securities held by the Pennsylvania Municipal Bond Fund, such gain may be subject to the Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

NEW JERSEY TAX CONSIDERATIONS
Investors of the New Jersey Municipal Bond Fund will not be subject to the New Jersey Gross Income Tax on distributions from the Fund attributable to interest income from (and net gain, if any, from the disposition of) New Jersey Municipal Securities or Federal Securities held by the Fund, either when received by the Fund or when credited or distributed to the investors, provided that the Fund meets the requirements for a qualified investment fund by: (i) maintaining its registration as a registered investment company; (ii) investing at least 80% of the aggregate principal amount of the Fund's investments, excluding cash and cash items, in New Jersey Municipal Securities or Federal Securities; and (iii) investing 100% of its assets in interest-bearing obligations, discount obligations, and cash, including receivables.
      For New Jersey Gross Income Tax purposes, net income or gains and distributions derived from investments in other than New Jersey Municipal Securities

                                                                            ----
                                                                       Taxes  57

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  INFORMATION ON THE FUNDS (CONTINUED)

and Federal Securities, and distributions from net realized capital gains in respect of such investments, will be taxable.
      Gain on the disposition of shares of this Fund is not subject to New Jersey Gross Income Tax, provided that the Fund meets the requirements for a qualified investment fund set forth above.

BACK-UP WITHHOLDING
Generally, the Funds are required to withhold 31% of ordinary income dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations and in certain other circumstances. Shareholders who are not otherwise subject to back-up withholding may avoid this withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to back-up withholding.

IN GENERAL
The sale or redemption of shares of a mutual fund is a taxable event to the selling or redeeming shareholder. Gains or losses (if any) may also be realized from an ordinary redemption of shares, as described herein, or on a telephone exchange among the CoreFunds portfolios.
      In the opinion of counsel, shares of the Funds are exempt from current Pennsylvania Personal Property Taxes.
      Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year. See the Statement of Additional Information for further information regarding taxes.

/X/
VALUATION OF SHARES

NET ASSET VALUE ________________________________________________________________

EQUITY FUNDS
FIXED INCOME FUNDS
The shares of these Funds will fluctuate in value as a result of changes in the value of their portfolio investments. Shares in the Funds will realize capital gains or losses as portfolio investments are sold above or below costs, respectively.
      The net asset value per share of these Funds for purposes of pricing purchase and redemption orders is normally determined as of 4:00 p.m. (Eastern time) (the 'valuation time') on each business day of the Funds. A 'business day' of a Fund is a day on which the New York Stock Exchange is open for trading, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is a sufficient degree of trading in securities or instruments held by the Fund such that the Fund's net asset value per share might be materially affected. Net asset value per share is calculated by dividing the value of all of the Fund's portfolio securities and other assets, less liabilities, by the number of outstanding shares of the Fund at the time of the valuation. The result (adjusted to the nearest cent) is the net asset value per share.

MONEY MARKET FUNDS The net asset value per share of each of these Funds for purposes of pricing purchase and redemption orders is normally determined as of 12:00 noon (Eastern time) on each business day of the Funds. These Funds are managed to maintain a stable price per share of $1.00.

----
 58   Valuation of Shares

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

PORTFOLIO PRICING ______________________________________________________________

Portfolio securities which are traded both over-the-counter and on a national securities exchange are valued according to the broadest and most representative market. When securities exchange valuations are used, the valuation will be the latest sale price on such exchange on such business day or, if there is no such reported sale, the current bid price. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors to reflect their fair market value.

INTERNATIONAL GROWTH FUND
GLOBAL BOND FUND
Securities listed on a foreign exchange are valued at the most recent closing price available before the time when assets are valued. All prices of listed securities are taken from the exchange where the security is primarily traded. Securities regularly traded in the over-the-counter market for which market quotations are readily available will be valued at the current bid price. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors to reflect their fair market value.
      In addition, all assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank or by a broker. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in accordance with the policies established in good faith by the Board of Directors.

FIXED INCOME FUNDS Portfolio securities which are traded both over-the-counter and on a national securities exchange are valued according to the broadest and most representative market, and it is expected that for bonds, and other fixed income securities, this would ordinarily be the over-the-counter market. Valuation of such securities is the currently quoted bid price on each business day. When securities exchange valuations are used, the valuation will be the latest sale price on such exchange on such business day or, if there is no such reported sale, the current bid price. Short-term investments (if any) are stated at cost, which approximates market value. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors to reflect their fair market value.
      Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account a variety of factors in determining fair market value.
      Even though the market prices of intermediate-term, fixed income securities tend to be relatively stable, the prices of such securities vary inversely with changes in interest rates and are therefore subject to market price fluctuations. The longer maturity a bond has, the greater the potential for fluctuations in prices.

MONEY MARKET FUNDS The assets in the Money Market Funds are valued based upon the amortized cost method, pursuant

                                                                            ----
                                                         Valuation of Shares  59

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

to rules promulgated under the Investment Company Act. Under this method of valuation, the value of a Fund's shares normally will not change in response to fluctuating interest rates. In connection with its use of this valuation method, however, each Fund monitors the deviation between the amortized cost value of its assets and their market value (which can be expected to vary inversely with changes in prevailing interest rates). Although each Fund seeks, through its use of amortized cost valuation, to maintain its net asset value per share at $1.00, there can be no assurance that the net asset value will not vary.

/X/
MANAGEMENT

The business and affairs of each Fund are managed under the direction of CoreFunds' Board of Directors.

INVESTMENT ADVISER,
SUB-ADVISERS ___________________________________________________________________

CoreStates Advisers has overall responsibility for portfolio management for each of the Funds. CoreStates Advisers is a wholly-owned subsidiary of CoreStates Bank, itself a wholly-owned subsidiary of CoreStates Corp. CoreStates Corp, based in Philadelphia, Pennsylvania, is one of the 30 largest bank holding companies in the United States, and leads the region in investing corporate cash. CoreStates Corp currently has over $29 billion in assets and discretionary management over $22 billion in customer accounts through a variety of banking activities at over 355 domestic and foreign locations. Corestates Corp's leading subsidiary, CoreStates Bank, currently ranks thirty-second in the management of discretionary trust assets.
      CoreStates Advisers is an adviser registered under the Investment Advisers Act of 1940. It performs most investment management and advisory functions for the trust departments of CoreStates Corp's banking subsidiaries, related investment advisory, research, trading, and fund management functions, and also provides similar services to customers unrelated to CoreStates Corp. CoreStates Advisers currently manages discretionary and nondiscretionary client security portfolios with a total aggregate market value of over $10 billion, for individuals, corporations, institutions, and municipalities. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity, and international investments. CoreStates Advisers has principal offices at 1500 Market Street, P.O. Box 7558, Philadelphia, PA 19102.

      In October 1995, CoreStates Corp announced its intention to acquire Meridian Bancorp. Pursuant to this proposed acquisition, CoreFunds has entered into an agreement with Conestoga Funds (Meridian's mutual fund family) for the purpose of acquiring the Conestoga Fund portfolios for addition to the CoreFunds family of mutual funds. CoreStates Corp is expected to have total assets of approximately $45 billion after the proposed acquisition with discretionary
management over $    billion in customer accounts. CoreStates Advisers is
expected to have over $22 billion in assets under management with over $3.7 billion consisting of the combined CoreFunds accounts after the acquisition. As a result of the proposed acquisition by CoreStates Corp, a 'change of control' of CoreStates Advisers will occur as defined in the 1940 Act, and therefore, shareholders of the Funds will be asked to approve new advisory agreements with CoreStates Advisers as well as sub-advisory


----
 60   Management

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND


agreements with all existing sub-advisers to the Funds.

      As investment adviser, CoreStates Advisers manages the investment portfolio of each Fund, makes decisions with respect to and places orders for all purchases and sales of a Fund's portfolio securities, and maintains certain records relating to such purchases and sales. CoreStates Advisers pays all expenses incurred by it in connection with its investment advisory activities, other than the cost of securities (including any brokerage commissions) purchased for the Funds and the cost of obtaining market quotations for portfolio securities held by the Funds.

      CoreStates Advisers has delegated some of its portfolio management functions with respect to Equity Fund to Cashman Farrell and Associates ('Cashman Farrell'), although CoreStates Advisers expects to terminate Cashman, Farrell shortly after the date hereof and act as the sole investment Adviser for the Equity Fund. CoreStates Advisers has also delegated certain portfolio management functions, with respect to International Growth Fund to Martin Currie, Inc. ('Martin Currie'), and with respect to Global Bond Fund to Alpha Global Fixed Income Managers, Inc. ('Alpha Global') pursuant to separate Sub-Advisory Agreements between CoreStates Advisers and each of Martin Currie and Alpha Global.


      In December 1995, CoreStates Advisers informed the Board that a multi-adviser structure with respect to the International Growth Fund is preferable as regards the existing structure and is in the best interest of the Fund. Accordingly, the Board determined that the multi-adviser structure is in the best interest of the Fund and its shareholders. The Board further determined that it is in the best interest of the Fund to retain Martin Currie and add Aberdeen Fund Managers, Inc. ('Aberdeen Managers') as a second investment sub-adviser for the International Growth Fund, with the allocation of Fund assets to each investment sub-adviser determined by the Board. Shareholders have been asked to approve the establishment of the multi-adviser structure for the International Growth Fund at a Special Shareholders Meeting.

      Martin Currie, a New York corporation located in Edinburgh, Scotland, is a wholly-owned subsidiary of Martin Currie, Ltd., which is wholly-owned by its full-time working executives and is one of Scotland's largest independent investment management groups. Martin Currie was founded in order to provide foreign investment advisory services to U.S. funds seeking diversification into international markets. Although Martin Currie has had extensive experience in managing a variety of international equity investment companies, International Growth Fund is the first U.S. registered investment company for which Martin Currie has acted in an investment advisory capacity. Martin Currie has principal offices at Saltire Court, 20 Castle Terrace, Edinburgh EH 2ES, Scotland.

      Aberdeen Managers, a Delaware corporation located in Ft. Lauderdale, Florida, is a wholly-owned subsidiary of Aberdeen Trust PLC ('Aberdeen PLC'), which is owned by three U.K. based institutional investors and a subsidiary of CoreStates Financial Corp. which owns 14% of Aberdeen PLC. Aberdeen was formed in 1876 and has been managing investment funds since 1986. It formed Aberdeen Managers in 1995 and it provides foreign investment advisory services in the U.S. Although Aberdeen Managers has had


                                                                            ----
                                                                  Management  61

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)


extensive experience in managing a variety of international equity investment companies, International Growth Fund is the first U.S. registered investment company for which Aberdeen Managers has acted in an investment advisory capacity. Aberdeen Managers is located at Nations Bank Tower, 22nd Floor, Ft. Lauderdale, Florida 33396.


      Alpha Global is a specialist manager of fixed income securities and cash for institutional investors. Based in London, England, it is a wholly-owned subsidiary of United Asset Management Corporation of Boston, Massachusetts, whose assets under management currently exceed $130 billion. Alpha Global is a member of the Investment Management Regulatory Organization, one of the regulatory bodies approved by the U.K. Government, and its activities are regulated accordingly. Alpha Global is located at 25/28 Old Burlington Street, London WIX 1LB, England.


      As sub-advisers to International Growth Fund and Global Bond Fund, Martin Currie and Aberdeen Managers, and Alpha Global manage the investment portfolio of their respective Funds, make decisions with respect to and place orders for the majority of the purchases and sales of such Fund's portfolio securities, and maintain certain records relating to such purchases and sales. Martin Currie and Aberdeen Managers, and Alpha Global pay all expenses incurred by them in connection with their sub-advisory activities, other than the cost of securities (including any brokerage commissions) purchased for a Fund and the cost of obtaining market quotations for portfolio securities held by a Fund.



ADVISORY FEES
For the services provided and expenses assumed as investment adviser of each Fund, CoreStates Advisers is entitled to receive an annual fee from each of the Funds, computed daily and paid monthly, at the annual rate of .40% of the average daily net assets of Equity Index Fund; .74% of the average daily net assets of Equity Fund; .75% of the average daily net assets of Growth Equity Fund; .80% of the average daily net assets of International Growth Fund; 1.50% of the average daily net assets of Special Equity Fund; .70% of the average daily net assets of Balanced Fund; .74% of the average daily net assets of the Bond Fund and the Short-Term Income Fund, respectively; .60% of the average daily net assets of Global Bond Fund; and .50% of the average daily net assets of Short Intermediate Bond Fund, Intermediate Municipal Bond Fund, Government Income Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Treasury Reserve, Cash Reserve, and Tax-Free Reserve, respectively. CoreStates Advisers may, from time to time and at its discretion, voluntarily waive all or a portion of its investment advisory fees in order to assist the Funds in maintaining competitive expense ratios.


      For the services provided as sub-advisers to the International Growth Fund, Martin Currie and Aberdeen Managers are entitled to receive a fee from CoreStates Advisers, computed daily and paid monthly, at the annual rate of .50% and .50%, respectively, of such Fund's average net assets. For the services provided as Global Bond Fund's sub-adviser, Alpha Global is entitled to receive a fee from CoreStates Advisers, computed daily and paid monthly, at the annual rate of .30% of such Fund's average net assets.


FUND MANAGERS __________________________________________________________________

The following individuals are primarily responsible for managing the investment portfolios of the Funds:

GROWTH EQUITY FUND Timothy R. Stives, a Managing Director and Senior Vice President

----
 62   Management

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

of CoreStates Advisers, manages Growth Equity Fund. Prior to joining CoreStates Advisers, Mr. Stives was Vice President of Chancellor Capital Management. Prior to joining Chancellor, he was a securities analyst and portfolio manager with CitiCorp. Mr. Stives has been managing growth stock portfolios, including corporate and public pension fund portfolios, since 1988. Mr. Stives holds an M.B.A from Rutgers University and a B.A. from Pennsylvania State University.


EQUITY AND SPECIAL EQUITY FUNDS Joseph E. Stocke, CFA, is a ______________ of CoreStates Advisers and manages the Equity and Special Equity Funds. Previously, he was a Senior Vice President and Senior Equity Manager with Meridian Investment Company. Mr. Stocke had been with Meridian Investment Company (or a predecessor) since 1983. Mr. Stocke began his investment career in 1982 and obtained his B.S. in Economics attending The Wharton School, and University of Pennsylvania and completed graduate courses at New York University. Mr. Stocke has been part of Meridian's Equity Unit Committee overseeing the Equity Fund and the Special Equity Fund since their inception.


EQUITY INDEX FUND Lary Aasheim, C.F.A., a Vice President of CoreStates Advisers, is portfolio manager of Equity Index Fund. In addition, he is a securities analyst with responsibility for the technology and telecommunications equipment industries, paper, forest products and building material industries. Prior to joining CoreStates Advisers in 1990, Mr. Aasheim worked as an analyst at First Fidelity Bank/Fidelity Bank, First Pennsylvania Bank and Bear Stearns in New York. He received his B.S. degree in Economics from The Wharton School, University of Pennsylvania. He also has earned his CFA from the Institute of Chartered Financial Analysts.

INTERNATIONAL GROWTH FUND Michael J. Gibson, Director of Client Services for Martin Currie, is the lead director of an investment team responsible for managing International Growth Fund. Mr. Gibson has 21 years experience of portfolio investment in international stock markets. A graduate of the University of Oxford, England, he spent seven years as an investment manager with British Investment Trust in Edinburgh and a further four years with The Bank of Scotland in the same capacity. He joined Martin Currie in 1983 where he worked initially in the North American investment team and was then made responsible for the firm's investments in Continental Europe. He became Director of Client Services in 1992.


_____________, Director of Aberdeen Managers, is the lead director of an investment team responsible for managing International Growth Fund.


BALANCED FUND Paul Kuper, a Vice President of CoreStates Advisers, is portfolio manager of the Balanced Fund. Mr. Kuper has managed some of CoreStates Bank's largest pension, personal and charitable accounts, including the taxable equity and balanced commingled funds. He has served on the Investment Policy and Portfolio Review Committees, and was formerly director of the Investment Research Division. Prior to joining CoreStates Advisers, he was an Executive Vice President of Centre Square Investment Group and spent 14 years with First Pennsylvania Bank as a divisional vice-president of the Balanced Portfolio Management Division. Mr. Kuper has an

                                                                            ----
                                                                  Management  63

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

M.B.A. in finance from Northwestern University and a B.S. in economics from the Wharton School of Finance of the University of Pennsylvania.

SHORT INTERMEDIATE BOND FUND
GOVERNMENT INCOME FUND
William T. Lawrence, a Vice President of CoreStates Advisers, is portfolio manager for Short Intermediate Bond Fund and Government Income Fund. Mr. Lawrence is also involved in specialized fixed income products including the GIC and Mortgage Backed Securities. Prior to joining CoreStates Advisers, he was Vice President, Fixed Income Sales for First Boston Corp. He has an M.B.A. in Finance from the Wharton School and a B.A. in Economics and English from Bucknell University.


BOND FUND Leslie M. Varrelman is a _________________ of CoreStates Advisers. She formerly was a Vice President and Fixed Income Manager with Meridian Investment Company, since January 1994. Prior to her position with Meridian, Ms. Varrelman was Vice President of CoreStates Investment Advisers where she managed the commingled fixed income funds and managed the Limited Maturity Products area. Ms. Varrelman obtained her B.S. in Business Administration from Juniata College in 1981. Ms. Varrelman is directly responsible for management of the Bond Fund.



SHORT-TERM INCOME FUND Cathy L. Rahab is a ______________ of CoreStates Advisers. She formerly was an Assistant Vice President and Portfolio Manager with Meridian Investment Company. Ms. Rahab began her investment career in 1986 and obtained her B.S. in Business Administration from Villanova University. Ms. Rahab joined the Fixed Income Unit in July of 1994. Ms. Rahab is directly responsible for management of the Short-Term Income Fund.


INTERMEDIATE MUNICIPAL BOND FUND
PENNSYLVANIA MUNICIPAL BOND FUND
NEW JERSEY MUNICIPAL BOND FUND
Joseph R. Baxter manages these Funds. Mr. Baxter, a Vice President of CoreStates Advisers, is head of the Tax-Advantaged unit at CoreStates Advisers. He is directly responsible for management of the CoreStates Pennsylvania Tax Exempt Common Trust Fund. Mr. Baxter graduated from LaSalle University with a Bachelor of Science Degree majoring in Finance and Marketing. In June 1980, he joined a stock brokerage firm, Elkins & Co., in an operations capacity and came to Philadelphia National Bank in May 1982 as an operations supervisor. In October 1984, he joined the Investment Management Division as a corporate cash manager and in 1986 assumed responsibility for the tax exempt common trust funds.

GLOBAL BOND FUND George McNeill, President and Chief Executive Officer of Alpha Global, is portfolio manager for Global Bond Fund. Together with United Asset Management Corporation of Boston, Mr. McNeill founded Alpha Global and has overall responsibility for its operations. After graduating from Edinburgh University with degrees in Political Economy and Economic History, he joined the investment department of Scottish Equitable Life Assurance Society. He then joined Wallace Brothers Bank where he spent nine years, including seven years as a Director with principal responsibility for the bank's fixed income investments. Since 1977, he has worked as Managing Director of the investment management operating company of Gillett Brothers, and for eight years as Managing Director of Reserve Asset Managers, a specialist fixed income manager. In 1989 Mr. McNeill joined Axe-Houghton, Ltd., the London subsidiary of USF&G Corporation, as Director and Chairman of the Investment Strategy Committee.

----
 64   Management

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

CASH RESERVE Rosemary B. Crowley, a Senior Investment Officer of CoreStates Advisers, is responsible for managing Cash Reserve. Ms. Crowley also manages the CoreStates Liquidity Fund, as well as individually managed fixed income portfolios. She is pursuing a Bachelor's Degree at the Wharton Evening School, University of Pennsylvania. Ms. Crowley joined the Philadelphia National Bank in 1980 in the Institutional Sales Department and in 1981 transferred to the Investment Management Division.

TREASURY RESERVE Ronald R. Brasten, a Senior Investment Officer of CoreStates Advisers, manages Treasury Reserve. He also manages the CoreFund Fiduciary Treasury Reserve and has investment responsibility for individually managed corporate and personal accounts. After receiving his B.S. in Accounting from Drexel University, Mr. Brasten joined the Financial Division of CoreStates in 1984. In 1986, he transferred to the Asset and Liability group as an ALCO analyst. Mr. Brasten joined CoreStates Advisers in August 1989.

TAX-FREE RESERVE Folu Abiona, Senior Investment Officer, is portfolio manager of the Tax-Free Reserve portfolio. Ms. Abiona also manages the Fiduciary Tax-Free Reserve portfolio. She joined CoreStates Advisers in 1985 and became fixed income portfolio manager in 1990. Prior to that, she was a mutual fund administrator with CoreStates' Institutional Custody Division. She holds an M.B.A. from Temple University and B.Sc. from the University of Ife, Nigeria.

ADMINISTRATOR __________________________________________________________________

SEI Financial Management Corporation ('SFMC' or the 'Administrator'), with principal offices at 680 East Swedesford Road, Wayne, PA 19087, acts as each Fund's administrator. For its administrative services, SFMC is entitled to receive a fee from each Fund, computed daily and paid monthly, at the annual rate of .25% of such Fund's average daily net assets. As Administrator, SFMC generally assists in the Funds' administration and operations. State Street Bank and Trust Company located at 225 Franklin Street, Boston, MA 02110, serves as each Fund's transfer agent (the 'Transfer Agent') and dividend paying agent.

DISTRIBUTOR ____________________________________________________________________


SEI Financial Services Company ('SFS' or the 'Distributor'), with principal offices at 680 East Swedesford Road, Wayne, PA 19087, serves as each Fund's distributor pursuant to a Distribution Agreement which applies to Class Y, Class A and Class C Shares. Class A and Class C Shares are also subject to a separate distribution plan (the 'Distribution Plan') approved by the Board of Directors on April 13, 1992. The Distribution Plan provides that CoreFunds will pay the Distributor an annual fee, calculated on an average daily net basis and paid monthly, of up to .25% of the average daily net assets of Class A or Class C Shares of each Fund. The Distributor may use this fee as compensation for its distribution-related services or to compensate Participating Broker/Dealers and Shareholder Servicing Agents for performing distribution-related or shareholder services.

      The services provided by Participating Broker/Dealers or Shareholder Servicing Agents may include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; automatically investing

                                                                            ----
                                                                  Management  65

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

customer account cash balances; providing periodic statements to customers; arranging for bank wires; answering routine customer inquiries concerning their investments; assisting customers in changing dividend options, account designations and addresses; performing sub-accounting functions; processing dividend payments on behalf of customers; forwarding certain shareholder communications from the Funds to customers; and providing other similar services.

      Persons selling Class A or Class C Shares will receive different compensation with respect to Class A or Class C Shares than Class Y Shares.


EXPENSES The Funds' expenses are accrued daily and are deducted from total income before dividends are paid. Except as noted herein and in the Statement of Additional Information, the Funds' service contractors bear all expenses incurred in connection with the performance of their services on behalf of the Funds. Similarly, the Funds bear the expenses incurred in their operations.

GLASS-STEAGALL ACT CoreStates Corp and its banking subsidiaries are permitted to perform the services contemplated by the investment advisory agreements with the Funds and to engage in certain activities in connection with the investment of their customer accounts in Series A Shares of the Funds without violating the federal banking law commonly referred to as the Glass-Steagall Act, or other applicable banking laws or regulations. Future changes to any of these laws or regulations or administrative or judicial interpretations of such laws or regulations, however, could prevent or restrict CoreStates Corp (and its banking subsidiaries) from performing such services. If CoreStates Advisers was thereby prohibited from serving as investment adviser to the Funds, the Board of Directors would promptly seek to retain another qualified investment adviser for the Funds.
      In addition, certain state securities laws may require banks and other institutional investors purchasing shares on behalf of their customers in such states to register as dealers pursuant to state law.

/X/
PERFORMANCE
INFORMATION

TOTAL RETURN AND YIELD _________________________________________________________

From time to time, in advertisements or reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to relevant indices.
      The Funds may calculate their performance on a total return basis for various periods. The total return basis combines principal changes, income dividends, and capital gains distributions paid during the period. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of income dividends and capital gains distributions paid during the period. The Funds may calculate their performance for periods since commencement of operations and for calendar or fiscal year periods (including multiple years). See 'Total Return' in the Statement of Additional Information.

FIXED INCOME FUNDS
MONEY MARKET FUNDS
In addition to quoting total return, the Fixed Income Funds and Money Market Funds may advertise 'yield' and 'effective yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance. The 'yield' of a Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will

----
 66   Performance Information

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

be stated in the advertisement). This income is then 'annualized.' That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'yield' because of the compounding effect of this assumed reinvestment. See 'Yields' in the Statement of Additional Information.
      Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Tax-Free Reserve may also advertise their 'taxable equivalent yield,' which is calculated by taking into account the investor's current tax bracket. This is the yield an investor would need to earn from a taxable investment in order to realize an 'after-tax' benefit equal to the tax-free yield provided by the Fund.
IN GENERAL _____________________________________________________________________


With the exception of Equity Index Fund, the Funds will include performance data for Class Y and Class A or Class C, as appropriate, in any advertisement or information including performance data of the Funds. Total return and performance data concerning Class A Shares will reflect the sales charge and distribution and incremental transfer agent expenses borne exclusively by Class A Shares. Total return and performance data concerning Class C Shares will reflect the distribution and incremental of transfer agent expenses borne exclusively by Class C Shares.

      The performance of any investment will generally reflect market conditions, portfolio quality and maturity, type of investment, and operating expenses. Each Fund's performance will fluctuate and is not necessarily representative of future results. A Fund's performance would be favorably affected by any investment advisory fee waivers on the part of CoreStates Advisers. Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent auditors.

EXPENSE RATIOS OF INTERNATIONAL GROWTH FUND AND GLOBAL BOND FUND Investors should understand that the expense ratios of International Growth Fund and Global Bond Fund can be expected to be higher than the expense ratios of funds that invest only in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of advisory fees relating to foreign portfolios are generally higher.

/X/
HOW TO
PURCHASE
AND REDEEM
SHARES

PURCHASE OF SHARES _____________________________________________________________

Shares of the Funds are sold on a continuous basis by the Distributor with principal offices located at 680 East Swedesford Road, Wayne, Pennsylvania 19087. Shares may also be purchased through CoreStates Securities Corp.


Institutional investors may acquire Class Y Shares of a Fund for their own account or as a record owner on behalf of fiduciary, agency, or custody accounts by placing orders with the Distributor. Purchases may be made on any business day of the Fund at the net asset value per share (see 'Valuation of Shares') next determined after


                                                                            ----
                                           How to Purchase and Redeem Shares  67

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

receipt by the Fund of an order to purchase shares. Shares of the Funds are offered only to residents of states in which the shares are eligible for purchase.
      An order received before the valuation time on any business day will be executed on the date of receipt at the net asset value determined as of the valuation time on such date so long as federal funds are transmitted or delivered to the Fund's custodian by close of business on the next business day (or, in the case of the Money Market Funds, by the close of business on the same business day). An order received after the valuation time on any business day will be executed on the next business day of the Fund at the net asset value determined on such date.
      Funds should be wired to CORESTATES PHIL, Philadelphia, PA ABA #031000011, for credit to COREFUNDS-A/C #0169-0541. The wire instructions must also include the account number. Before wiring any funds however, an investor must call SEI Financial Management Corporation at 1-800-355-CORE in order to confirm the wire instructions for the Transfer Agent, State Street Bank and Trust Company. An order to purchase shares by federal funds wire will be deemed to have been received by a Fund on the business day that investors notify SEI Financial Management Corporation by 12:00 p.m. (Eastern time) of their intentions to wire money provided that federal funds are received by the custodian on the following business day.
      The minimum investment amount is $1,000,000 for the initial purchase of shares by an investor which amount may be waived at the discretion of the Distributor. However, the minimum initial investment amount for retail investors investing in Equity Index Fund (primarily through IRAs) is $500. There is no minimum for subsequent investments.
      The Funds reserve the right to reject any order for the purchase of their shares in whole or in part.
      Every shareholder of record will receive a confirmation of each new share transaction with a Fund, which will also show the total number of shares being held in safekeeping by the Transfer Agent for the account of the shareholder. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.
      Beneficial ownership of shares held of record by institutional investors on behalf of their customers will be recorded by the institutions and reflected in the regular account statements provided by them to their customers.

REDEMPTION OF SHARES ___________________________________________________________


Class Y Shares may ordinarily be redeemed in accordance with the procedures described below.

      With respect to shares held by institutional investors on behalf of their customer accounts, all or part of the shares beneficially owned by a customer may be redeemed in accordance with instructions and limitations pertaining to their account at the institution.

      Shareholders who desire to redeem Class Y Shares of a Fund must place their redemption orders with SEI Financial Management Corporation for the Transfer Agent, State Street Bank and Trust Company, prior to 4:00 p.m. (Eastern
Time) on any business day (12:00 p.m. for the Money Market Funds). Payment will be made the next business day after proper receipt by the Transfer Agent by transfer of federal funds. Otherwise, the redemption order will be effective the next business day.

      The Funds intend to pay cash for all shares redeemed but under abnormal

----
 68   How to Purchase and Redeem Shares

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

conditions which make payment in cash unwise, the Funds may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, a shareholder may incur brokerage costs in converting such securities to cash.

/X/
DESCRIPTION
OF SHARES


CoreFunds has set up Class Y Shares representing the following portfolios:
Growth Equity, Equity, Special Equity, International Growth, Balanced, Short Intermediate Bond, Bond, Short-Term Income, Government Income, Intermediate Municipal Bond, Pennsylvania Municipal Bond, New Jersey Municipal Bond and Global Bond. CoreFunds offers two classes of shares of each portfolio except for Equity Index Fund, CoreFund Elite Cash Reserve, CoreFund Elite Government Reserve, CoreFund Elite Treasury Reserve, Fiduciary Reserve, Fiduciary Tax-Free Reserve, and Fiduciary Treasury Reserve. In total, CoreFunds presently offers shares in twenty-three different portfolios. CoreFunds may in the future create one or more additional portfolios, or one or more Classes A and C Shares -- Individual classes of shares within a portfolio and shares of CoreFund Elite Cash Reserve, CoreFund Elite Government Reserve, CoreFund Elite Treasury Reserve, Fiduciary Reserve, Fiduciary Treasury Reserve, and Fiduciary Tax-Free Reserve, are offered in separate prospectuses. This Prospectus solely relates to the Class Y Shares -- Institutional Prospectus.


      Class A Shares differ from Class Y Shares in that Class A Shares are subject to a sales load and distribution and transfer agent expenses for certain additional shareholder services they receive. Class C Shares also differ from Class Y Shares in that Class C Shares are subject to distribution and transfer agent expenses for certain additional shareholder services, but unlike Class A Shares, are not subject to a sales load. Class A and Class C Shares also have voting rights which Class Y Shares do not, in connection with the Distribution Plan affecting Class A or Class C Shares. In addition, the distribution and transfer agent expenses charged to Class A and Class C Shares result in Class A and Class C Shares having different dividends and performance results from Class Y Shares. In addition, the minimum initial investment for Class Y Shares is substantially higher than that required for Class A and Class C Shares.

      THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO SERIES A SHARES OF THE FUNDS AND SHARES OF EQUITY INDEX FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO SUCH SHARES. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING OTHER COREFUNDS PORTFOLIOS MAY OBTAIN PROSPECTUSES DESCRIBING SUCH PORTFOLIOS BY CONTACTING THE DISTRIBUTOR AT 1-800-355-CORE.

      Except for differences between classes of shares of CoreFunds' portfolios pertaining to distribution costs, incremental transfer agency fees and any other incremental expenses identified that should be properly allocated to a class, each share in each Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends


                                                                            ----
                                                       Description of Shares  69

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)                              /X/ COREFUND

and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Directors.

      CoreFunds' shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. See the Statement of Additional Information under 'Description of Shares' for examples where the Investment Company Act requires voting by portfolio or class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate number of shares of all of the Funds may elect all of the directors if they choose to do so and, in such event, the holders of the remaining shares would not be able to elect any person or persons to the Board of Directors.

      As used in this Prospectus, a 'vote of a majority of the outstanding shares' of a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of a Fund, or (b) at least 67% of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy.

/X/
GENERAL
INFORMATION

In accordance with the Maryland General Corporation Law, CoreFunds is not required to hold annual meetings of shareholders unless the Investment Company Act requires the shareholders to elect members of the Board of Directors. However, a meeting of shareholders may be called for any purpose upon the written request of the holders of at least 10% of the outstanding shares of CoreFunds, or of a Fund with respect to matters affecting only such Fund.
      As used in this Prospectus, 'assets belonging to the Fund' means the consideration received by CoreFunds upon the issuance or sale of shares in a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of CoreFunds not belonging to that Fund or CoreFunds' other portfolios. Assets belonging to a Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of CoreFunds allocated in proportion to the relative asset values of each of CoreFunds' portfolios at the time the expense or liability is incurred. The management of CoreFunds makes determinations with respect to a Fund as to liabilities when they are incurred and as to assets when they are acquired. Such determinations are reviewed and approved annually by the Board of Directors and are conclusive.

/X/
DESCRIPTION
OF RATINGS

DESCRIPTION OF MUNICIPAL AND
CORPORATE BOND RATINGS _________________________________________________________

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

----
 70   Description of Ratings

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

      Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
      Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
      Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
      Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
      Bonds which are rated Baa by Moody's are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
      Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to only slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.
      Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors, only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

                                                                            ----
                                                      Description of Ratings  71

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)                              /X/ COREFUND

      Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

DESCRIPTION OF MUNICIPAL NOTE RATINGS __________________________________________

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the preceding group.
      An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

/ / Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

/ / Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P NOTE RATING SYMBOLS ARE AS FOLLOWS:
      SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
      SP-2 Satisfactory capacity to pay principal and interest.

----
 72   Description of Ratings

                                     NOTES

COREFUND FAMILY OF MUTUAL FUNDS
EQUITY
FUNDS
(STOCKS)

GROWTH EQUITY FUND seeks capital growth by investing primarily in the equity securities of companies believed by management to show the potential for growth of earnings over time.



EQUITY FUND seeks capital growth by investing principally in a diversified portfolio of common stocks with large, medium or small capitalizations.

SPECIAL EQUITY FUND seeks capital growth by investing principally in a diversified portfolio of common stocks of domestic companies expected to experience growth in earnings and price.



EQUITY INDEX FUND seeks to track the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

INTERNATIONAL GROWTH FUND seeks long-term capital appreciation by investing primarily in appreciation-oriented equity securities of companies located outside the United States.

BALANCED FUND seeks to provide total return while preserving capital by investing in a combination of common stocks and fixed income securities.

FIXED INCOME
FUNDS
(BONDS)

SHORT INTERMEDIATE BOND FUND seeks income through investment in a diversified portfolio of intermediate term, fixed income obligations with an expected average weighted maturity of three to ten years.



BOND FUND seeks to maximize long-term total return by investing principally in a diversified portfolio of debt securities.

SHORT-TERM INCOME FUND seeks to obtain consistent current income with relative stability of principal by investing principally in a diversified portfolio of investment grade debt securities.



GOVERNMENT INCOME FUND seeks to provide current income while preserving principal value and maintaining liquidity by investing exclusively in securities of the United States government and its agencies.

INTERMEDIATE MUNICIPAL BOND FUND seeks a high level of income generally exempt from federal income taxes by investing at least 80% of its assets in tax-exempt municipal securities.

PENNSYLVANIA MUNICIPAL BOND FUND seeks to provide a high rate of current income that is exempt from both federal income taxes and (for Pennsylvania residents) Pennsylvania state income taxes. The Fund invests primarily in highly-rated, long-term municipal bonds issued by state, county, and local agencies within the Commonwealth of Pennsylvania.


THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR RESPECTIVE OBJECTIVES.

--------------------------------------------------------------------------------
/x/ COREFUND

NEW JERSEY MUNICIPAL BOND FUND seeks to provide a high rate of current income that is exempt from both federal income taxes and (for New Jersey residents) New Jersey state income taxes. The Fund invests primarily in highly-rated, long-term municipal bonds issued by state, county, and local agencies within the state of New Jersey.

GLOBAL BOND FUND seeks to provide capital appreciation and current income through investment primarily in fixed income securities of United States and foreign issuers denominated in United States dollars and in other currencies.

MONEY MARKET FUNDS

CASH RESERVE seeks to obtain maximum current income consistent with the preservation of principal and maintenance of liquidity by investing in a diversified portfolio of money market instruments of the highest quality, including a broad range of U.S. dollar-denominated government, bank, and commercial paper obligations.

TREASURY RESERVE seeks to provide current interest income, liquidity and safety of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements relating to such obligations.

TAX-FREE RESERVE seeks a high level of income exempt from federal income taxes through investment of at least 80% of its total assets in tax-free securities.


THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR RESPECTIVE OBJECTIVES.

/x/
COREFUND(R)
FAMILY OF
MUTUAL FUNDS


COREFUNDS, INC.

DIRECTORS
EMIL J. MIKITY, CHAIRMAN
GEORGE H. STRONG
ERIN ANDERSON

OFFICERS
DAVID G. LEE, PRESIDENT
JAMES W. JENNINGS, SECRETARY

INVESTMENT ADVISER
CORESTATES INVESTMENT ADVISERS, INC.
PHILADELPHIA, PA 19101

ADMINISTRATOR
SEI FINANCIAL MANAGEMENT CORPORATION
WAYNE, PA 19087

DISTRIBUTOR
SEI FINANCIAL SERVICES COMPANY
WAYNE, PA 19087

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
PHILADELPHIA, PA 19103

AUDITORS
ERNST & YOUNG LLP
PHILADELPHIA, PA 19103

INDIVIDUAL SHARES

PROSPECTUS



MARCH 18, 1996



INVESTMENT ADVISER

GRAPHICS-CORESTATES LOGO

CORESTATES
INVESTMENT ADVISERS

FOR CURRENT PERFORMANCE, PURCHASE, REDEMPTION AND
OTHER INFORMATION, CALL 1-800-355-CORE (2673)

COR-F-045-03

/X/
COREFUND
FAMILY OF
MUTUAL FUNDS

PROSPECTUS
COREFUNDS, INC.



MARCH 18, 1996
CLASS A AND CLASS C SHARES-INDIVIDUAL

      CoreFunds, Inc. is an open-end management investment company presently offering shares in twenty-three diversified and non-diversified portfolios that offer a variety of investment opportunities. These portfolios are managed by CoreStates Investment Advisers, Inc. This Prospectus relates to Class A and Class C Shares in sixteen portfolios, including equity, fixed income, and money market portfolios (the "Funds").

      This Prospectus gives you information about the Funds that you should be aware of before investing. Additional information about the Funds, contained in a Statement of Additional Information dated March 18, 1996, has been filed with the Securities and Exchange Commission. It is incorporated in this Prospectus by reference. To obtain a copy without charge, call or write:



                           CoreFunds, Inc.
                           680 East Swedesford Road
                           Wayne, PA 19087
                           1-800-355-CORE

Keep this Prospectus for future reference.

SHARES IN THE FUNDS ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF EACH FUND'S INVESTMENT ADVISER, OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
  TABLE OF CONTENTS                                                 /X/ COREFUND

Transaction and Operating Expense Tables.............          3
Financial Highlights.................................          7
Highlights...........................................         10

----------------------------
                     FUNDAMENTALS OF MUTUAL FUND INVESTING

Types of investment vehicles.........................         14
How to invest in stocks, bonds, and money market
   instruments.......................................         16
Developing your investment strategy..................         21

----------------------------------------
                            INFORMATION ON THE FUNDS


Investment Objectives of the Funds...................         25
  Equity Funds.......................................         25
  Fixed Income Funds.................................         25
  Money Market Funds.................................         26
Investment Policies..................................         26
  Equity Funds.......................................         26
  Fixed Income Funds.................................         29
  Money Market Funds.................................         34
  Other Investment Practices of the Funds............         35
Types of Securities in Which the Funds Invest........         40
  Equity Funds.......................................         40
  Taxable Fixed Income Funds.........................         40
  Taxable Money Market Funds.........................         42
  Tax-Free Fixed Income and Money Market Funds.......         43
  Temporary Investments..............................         45
Investment Restrictions..............................         46
Investor Considerations..............................         48
  Investment Suitability.............................         48
  Investment Risks...................................         50
Distributions........................................         53
Taxes................................................         54
Valuation of Shares..................................         57
  Net Asset Value....................................         57
  Portfolio Pricing..................................         58
Management...........................................         59
  Investment Adviser, Sub-Advisers...................         59
  Fund Managers......................................         62
  Administrator......................................         64
  Distributor........................................         64
Performance Information..............................         66
  Total Return and Yield.............................         66
  In General.........................................         66
Description of Shares................................         67
General Information..................................         68
Description of Ratings...............................         69
  Description of Municipal and Corporate Bond
     Ratings.........................................         69
  Description of Municipal Note
     Ratings.........................................         70


-------------------------------------
                           SHAREHOLDER SERVICES GUIDE

Opening an Account and Purchasing
   Shares............................................         71
Selling Your Shares..................................         75
Exchanging Shares....................................         78


No person is authorized by CoreFunds, Inc. to give any information or make any representation other than those contained in this Prospectus or in other printed or written material issued by CoreFunds, Inc., and you should not rely on any other information or representation.


-----
  2  Table of Contents

--------------------------------------------------------------------------------
  TRANSACTION AND OPERATING EXPENSE TABLES                          /X/ COREFUND


The purpose of the following tables is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A and/or Class C Shares of the Funds.

      The information contained in the tables should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


                                                            ------    ------    -------    -------------    --------
                                                            GROWTH              SPECIAL    INTERNATIONAL
Equity Funds                                                EQUITY    EQUITY(7) EQUITY        GROWTH        BALANCED
-------------                                               ------    ------    -------    -------------    --------
Class A Shares
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases                 3.25  %    3.25 %     3.25%         3.25%          3.25%
    Maximum Sales Load Imposed on Reinvested
      Dividends                                               none      none       none             none        none
    Deferred Sales Load                                       none      none       none             none        none
    Redemption Fee                                            none      none       none             none        none
    Exchange Fee                                              none      none       none             none        none

ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets):
    Investment Advisory Fees After Fee
      Waivers(1)                                            .72%       .75%       .10%          .80%           .67%
    12b-1 Fees(2)                                           .25%       .25%       .25%          .25%           .25%
    Administrative Fees After Fee Waivers(3)                .16%       .16%       .16%          .16%           .16%
    Other Expenses(4)                                       .08%       .08%       .05%          .25%           .10%
    Net Annual Fund Operating Expenses(5)                   1.21%     1.24%       .56%         1.46%          1.18%

EXAMPLE
    You would pay the following
    expenses on a $1,000 investment,            1 year      $ 44      $  45      $  38         $  47         $   44
    assuming (1) a 5% annual return             3 years       70         71         50            77             69
    and (2) redemption at the end               5 years       97         98         63           110             95
    of each time period.(6)                     10 years     174        178        100           201            171


--------------------------------------------------------------------------------


(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .75%, .75%, 1.50%, .80%, and .70% of the average net assets of Growth Equity Fund, Equity, Special Equity, International Growth Fund, and Balanced Fund, respectively.

(2) Note that long-term shareholders may pay more than the economic equivalent of the maximum front-end load (6.25%) permitted by the Rules of Fair Practice of the National Association of Securities Dealers.
(3) Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of each Fund's average net assets.
(4) Includes (among others) legal, auditing, and printing fees.

(5) The Adviser and the Administrator have voluntarily waived a portion of their fees in order to assist the Funds in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal period ending June 30, 1996. Absent any fee waivers, such expense ratios would have been 1.33%, 1.33%, 2.05%, 1.55% and 1.30% for Growth Equity Fund, Equity, Special Equity, International Growth Fund and Balanced Fund, respectively. The service providers of all the Funds have been waiving all or a portion of their fees since inception. However, during this year, these providers may change the waiver so that a Fund's expense ratio will approach the contractually mandated ratio.


(6) Absent the voluntary fee waiver of the Adviser and the Administrator, the amounts in this Example, for one year, three years, five years and ten years, would be $46, $73, $103 and $187 for Growth Equity Fund; $46, $73, $103 and $187 for Equity Fund; $53, $95, $139 and $263 for Special Equity Fund; $48, $80, $114 and $211 for International Growth Fund; and $45, $72, $101, and $198 for Balanced Fund.


(7) Prior to the date of this Prospectus, this Fund's name was Value Equity
    Fund.



                                                                           -----
                                 Transaction and Operating Expense Tables    3

--------------------------------------------------------------------------------
  TRANSACTION AND OPERATING EXPENSE TABLES (CONTINUED)

                                                ------------    -----    ------    ----------    ------------
                                                   SHORT                 SHORT-                  INTERMEDIATE
                                                INTERMEDIATE              TERM     GOVERNMENT     MUNICIPAL
Fixed Income Funds                                BOND(7)       BOND     INCOME      INCOME          BOND
-------------------                             ------------    -----    ------    ----------    ------------
Class A Shares
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on
      Purchases                                     3.25%       3.25%    3.25%        3.25%          3.25%
    Maximum Sales Load Imposed on
      Reinvested Dividends                           none       none      none         none           none
    Deferred Sales Load                              none       none      none         none           none
    Redemption Fee                                   none       none      none         none           none
    Exchange Fee                                     none       none      none         none           none
ANNUAL FUND OPERATING EXPENSES
    (as a percentage of net
    assets):
    Investment Advisory Fees
      After Fee Waivers(1)                           .37%       .35%      .25%         .37%           .37%
    12b-1 Fees(2)                                    .25%       .25%      .25%         .25%           .25%
    Administrative Fees After Fee
      Waivers(3)                                     .16%       .16%      .16%         .16%           .16%
    Other Expenses(4)                                .07%       .05%      .05%         .21%           .06%
    Net Annual Fund Operating
      Expenses(5)                                    .85%       .81%      .71%         .99%           .84%
EXAMPLE
    You would pay the following
    expenses on a $1,000
    investment,                        1 year      $   41       $ 41     $  40       $   42         $   41
    assuming (1) a 5% annual
      return                          3 years          59         58        54           63             58
    and (2) redemption at the end     5 years          78         76       N/A           85             78
    of each time period.(6)          10 years         134        129       N/A          150            133


--------------------------------------------------------------------------------


(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .50%, .74%, .74%, .50% and .50% of the average net assets of Short Intermediate Bond Fund, Bond Fund, Short-Term Income Fund, Government Income Fund and Intermediate Municipal Bond Fund, respectively.

(2) Note that long-term shareholders may pay more than the economic equivalent of the maximum front-end load (6.25%) permitted by the Rules of Fair Practice of the National Association of Securities Dealers.
(3) Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of each Fund's average net assets.
(4) Includes (among others) legal, auditing and printing fees.

(5) The Adviser and the Administrator have voluntarily waived a portion of their fees in order to assist the Funds in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal period ending June 30, 1996. Absent fee waivers, such expense ratios would have been 1.07%, 1.29%, 1.29%, 1.21% and 1.06% for Short Intermediate Bond Fund, Bond Fund, Short-Term Income Fund, Government Income Fund and Intermediate Municipal Bond Fund, respectively. The service providers of all the Funds have been waiving all or a portion of their fees since inception. However, during this year, these providers may change the waiver so that a Fund's expense ratio will approach the contractually mandated ratio.


(6) Absent the voluntary fee waiver of the Adviser and the Administrator, the amounts in this Example, for one year, three years, five years and ten years, would be $43, $65, $90 and $159 for Short Intermediate Bond Fund; $53, $95, $139 and $263 for Bond Fund; $53, $95, $139 and $263 for
    Short-Term Income Fund; $44, $70, $97, and $174 for Government Income Fund; and $43, $65, $89, and $158 for Intermediate Municipal Bond Fund.


(7) Prior to the date of this Prospectus, this Fund's name was Intermediate Bond Fund.


-----
 4   Transaction and Operating Expense Tables

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND


                                                                                  ------------    ----------    ------
                                                                                  PENNSYLVANIA    NEW JERSEY
                                                                                   MUNICIPAL      MUNICIPAL     GLOBAL
Fixed Income Funds                                                                    BOND           BOND        BOND
---------------------                                                             ------------    ----------    ------
Class A Shares
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases                                           3.25%          3.25%      3.25%
    Maximum Sales Load Imposed on Reinvested Dividends                                 none           none       none
    Deferred Sales Load                                                                none           none       none
    Redemption Fee                                                                     none           none       none
    Exchange Fee                                                                       none           none       none

ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets):
    Investment Advisory Fees After Fee Waivers(1)                                        0%             0%       .52%
    12b-1 Fees(2)                                                                      .25%           .25%       .25%
    Administrative Fees After Fee Waivers(3)                                             0%             0%       .16%
    Other Expenses(4)                                                                  .37%           .40%       .21%
    Net Annual Fund Operating Expenses(5)                                              .62%           .65%      1.14%

EXAMPLE
    You would pay the following
    expenses on a $1,000 investment,                                  1 year         $   39         $   39      $  44
    assuming (1) a 5% annual return                                   3 years            52             53         68
    and (2) redemption at the end                                     5 years            66             68         93
    of each time period.(6)                                           10 years          107            111        167


--------------------------------------------------------------------------------

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .50%, .50% and .60% of the average net assets of Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Global Bond Fund, respectively.
(2) Note that long-term shareholders may pay more than the economic equivalent of the maximum front-end load (6.25%) permitted by the Rules of Fair Practice of the National Association of Securities Dealers.
(3) Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of each Fund's average net assets.
(4) Includes (among others) legal, auditing and printing fees.
(5) The Adviser and the Administrator have voluntarily waived a portion of their fees in order to assist the Funds in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal period ending June 30, 1996. Absent fee waivers, such expense ratios would have been 1.21%, 1.24% and 1.31% for Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Global Bond Fund, respectively. The service providers of all the Funds have been waiving all or a portion of their fees since inception. However, during this year, these providers may change the waiver so that a Fund's expense ratio will approach the contractually mandated ratio.
(6) Absent the voluntary fee waiver of the Adviser and the Administrator, the amounts in this Example, for one year, three years, five years and ten years, would be $44, $70, $97, and $174 for Pennsylvania Municipal Bond Fund; $45, $73, $102, and $185 for New Jersey Municipal Bond Fund; and $45, $71, $98, and $178 for Global Bond Fund.

                                                                           -----
                                                               Highlights    5

--------------------------------------------------------------------------------
  TRANSACTION AND OPERATING EXPENSE TABLES (CONTINUED)             /X/ COREFUND

                                                                         -------         --------         --------
                                                                          CASH           TREASURY         TAX-FREE
Money Market Funds                                                       RESERVE         RESERVE          RESERVE
----------------------                                                   -------         --------         --------

Class C Shares
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases                                none            none             none
    Maximum Sales Load Imposed on Reinvested
      Dividends                                                            none            none             none
    Deferred Sales Load                                                    none            none             none
    Redemption Fee                                                         none            none             none
    Exchange Fee                                                           none            none             none

ANNUAL FUND OPERATING EXPENSES
    (as a percentage of net assets):
    Investment Advisory Fees After Fee Waivers(1)                          .29%            .29%             .29%
    12b-1 Fees(2)                                                          .25%            .25%             .25%
    Administrative Fees After Fee Waivers(3)                               .16%            .16%             .16%
    Other Expenses(4)                                                      .08%            .08%             .08%
    Net Annual Fund Operating Expenses(5)                                  .78%            .78%             .78%

EXAMPLE
    You would pay the following
    expenses on a $1,000 investment,                      1 year          $   8            $  8             $  8
    assuming (1) a 5% annual return                      3 years             25              25               25
    and (2) redemption at the end                        5 years             43              43               43
    of each time period.(6)                             10 years             97              97               97


--------------------------------------------------------------------------------

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .50%, .50%, and .50% of the average net assets of Cash Reserve, Treasury Reserve, and Tax-Free Reserve, respectively.
(2) Note that long-term shareholders may pay more than the economic equivalent of the maximum front-end load (6.25%) permitted by the Rules of Fair Practice of the National Association of Securities Dealers.
(3) Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of each Fund's average net assets.
(4) Includes (among others) legal, auditing, and printing fees.
(5) The Adviser and the Administrator have voluntarily waived a portion of their fees in order to assist the Funds in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal period ending June 30, 1996. Absent any fee waivers, such expense ratios would have been 1.08%, 1.08%, and 1.08% for Cash Reserve, Treasury Reserve, and Tax-Free Reserve, respectively. The service providers of all the Funds have been waiving all or a portion of their fees since inception. However, during this year, these providers may change the waiver so that a Fund's expense ratio will approach the contractually mandated ratio.
(6) Absent the voluntary fee waiver of the Adviser and the Administrator, the amounts in this Example, for one year, three years, five years and ten years, would be $11, $34, $60 and $132 for Cash Reserve; $11, $34, $60, and $132 for Treasury Reserve; and $11, $34, $60 and $132 for Tax-Free Reserve.

-----
  6   Transaction and Operating Expense Tables

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS                                              /X/ COREFUND

     The tables that follow present information about the investment results of the shares of the Funds. The financial highlights for each of the periods presented have been audited by Ernst & Young LLP, independent certified public accountants, whose report thereon appears in CoreFunds' annual report which accompanies the Statement of Additional Information.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JUNE 30,

Equity Funds


                                                                                                                        Net
                                                    Realized and                                                      Assets,
                           Net Asset                 Unrealized    Dividends                                          End of
                            Value,        Net       Net Gains or    from Net    Distribution   Net Asset              Period
                           Beginning   Investment   (Losses) on    Investment   from Capital   Value End   Total       (000
                           of Period     Income      Securities      Income        Gains       of Period   Return    omitted)
                           ---------   ----------   ------------   ----------   ------------   ---------   ------    ---------
_________________
GROWTH EQUITY
CLASS Y
1995                        $  9.11      $ 0.08        $ 2.07        $(0.08)       $   --       $ 11.18     23.71%   $  91,345
1994                           9.95        0.05         (0.84)        (0.05)           --          9.11     (8.01)      64,877
1993                           8.74        0.08          1.21         (0.08)           --          9.95     14.76       63,777
1992(1)                       10.00        0.05         (1.26)        (0.05)           --          8.74    (12.05)+     33,418
CLASS A
1995                        $  9.10      $ 0.06        $ 2.07        $(0.06)       $   --       $ 11.17     23.44%   $   2,043
1994                           9.95        0.04         (0.85)        (0.04)           --          9.10     (8.13)       1,730
1993*                          9.80        0.03          0.15         (0.03)           --          9.95      1.80+       5,224

_______
EQUITY
CLASS Y
1995                        $ 12.58      $ 0.15        $ 1.97        $(0.15)       $(0.28)      $ 14.27     17.29%   $  31,003
1994                          13.11        0.09         (0.27)        (0.09)        (0.26)        12.58     (1.51)      25,448
1993                          11.22        0.16          1.89         (0.16)           --         13.11     18.31       15,397
1992                          10.33        0.15          0.89         (0.15)           --         11.22      9.98       10,882
1991                          10.31        0.15          0.18         (0.15)        (0.16)        10.33      3.37        5,182
1990(2)                       10.00        0.10          0.31         (0.10)           --         10.31      4.10+       5,154
CLASS A
1995                        $ 12.60      $ 0.13        $ 1.96        $(0.12)       $(0.28)      $ 14.29     16.96%   $   3,708
1994                          13.12        0.06         (0.26)        (0.06)        (0.26)        12.60     (1.69)       4,737
1993*                         12.49        0.05          0.67         (0.09)           --         13.12      5.77+         714

_________________
SPECIAL EQUITY

_______________
EQUITY INDEX
CLASS Y
1995                        $ 20.54      $ 0.52        $ 4.24        $(0.52)       $(0.99)      $ 23.79     24.45%   $ 112,553
1994                          20.97        0.55         (0.43)        (0.55)           --         20.54      0.55       72,552
1993                          19.22        0.52          1.84         (0.52)        (0.09)        20.97     12.39       50,551
1992                          18.46        0.52          1.80         (0.48)        (1.08)        19.22     12.59       20,166
1991(3)                       19.48        0.03         (0.94)        (0.02)        (0.09)        18.46     (4.64)+     12,117


_________________________
INTERNATIONAL GROWTH
CLASS Y
1995                        $ 13.18      $ 0.12        $(0.17)       $(0.04)       $(0.80)      $ 12.29     (0.21)%  $ 110,838
1994                          11.71        0.12          1.78         (0.12)        (0.31)        13.18     16.28      108,911
1993                          10.52        0.10          1.16         (0.07)           --         11.71     12.06       61,655
1992                          10.10        0.17          0.31            --         (0.06)        10.52      4.90       42,594
1991                          10.75        0.19         (0.44)        (0.27)        (0.13)        10.10     (2.71)      20,582
1990(4)                       10.00        0.11          0.86         (0.09)        (0.13)        10.75      9.74+      13,513
CLASS A
1995                        $ 13.17      $ 0.09        $(0.17)       $(0.02)       $(0.80)      $ 12.27     (0.48)%  $   1,943
1994                          11.71        0.06          1.82         (0.11)        (0.31)        13.17     16.08        2,019
1993*                         10.07        0.05          1.59            --            --         11.71     16.29+         344

__________
BALANCED
CLASS Y
1995                        $  9.88      $ 0.35        $ 1.21        $(0.35)       $(0.03)      $ 11.06     16.21%   $  61,092
1994                          10.39        0.35         (0.51)        (0.35)           --          9.88     (1.62)      42,429
1993(5)                       10.00        0.16          0.39         (0.16)           --         10.39      5.52+      29,434
CLASS A
1995                        $  9.89      $ 0.34        $ 1.19        $(0.33)       $(0.03)      $ 11.06     15.84%   $   2,344
1994                          10.38        0.31         (0.49)        (0.31)           --          9.89     (1.86)       2,222
1993*                         10.00        0.16          0.38         (0.16)           --         10.38      2.50+         701


                                                       Ratio of      Ratio of
                                                      Expenses to   Net Income
                            Ratio of      Ratio of    Average Net   to Average
                           Expenses to   Net Income     Assets      Net Assets   Portfolio
                           Average Net   to Average   (Excluding    (Excluding   Turnover
                             Assets      Net Assets    Waivers)      Waivers)      Rate
                           -----------   ----------   -----------   ----------   --------
-------------
GROWTH EQUITY

CLASS Y
1995                           0.76%        0.84%         1.10%         0.50%       113%
1994                           0.69         0.48          1.11          0.06        127
1993                           0.43         0.85          1.11          0.17        103
1992(1)                        0.14         1.38          1.12          0.40         66
CLASS A
1995                           1.01%        0.59%         1.35%         0.25%       113%
1994                           0.94         0.23          1.36         (0.19)       127
1993*                          0.80         0.39          1.48         (0.29)       103

------
EQUITY

CLASS Y
1995                           0.86%        1.12%         1.10%         0.88%       108%
1994                           0.80         0.73          1.09          0.44         78
1993                           0.71         1.29          1.18          0.82         97
1992                           0.99         1.36          1.63          0.72        117
1991                           1.74         1.53          2.39          0.88         96
1990(2)                        1.76         2.35          2.43          1.68         20
CLASS A
1995                           1.11%        0.89%         1.35%         0.65%       108%
1994                           1.05         0.48          1.34          0.19         78
1993*                          0.85         0.97          1.32          0.50         97


--------------
SPECIAL EQUITY

------------
EQUITY INDEX

CLASS Y
1995                           0.37%        2.48%         0.76%         2.09%        27%
1994                           0.35         2.63          0.75          2.23         13
1993                           0.49         2.82          0.88          2.43          4
1992                           0.57         2.66          1.06          2.17         27
1991(3)                        0.97         1.79          1.20          1.56         --


--------------------
INTERNATIONAL GROWTH

CLASS Y
1995                           1.05%        0.98%         1.19%         0.84%        59%
1994                           0.99         0.23          1.18          0.04         67
1993                           0.99         1.22          1.28          0.93         59
1992                           0.96         1.67          1.40          1.23         87
1991                           0.99         1.80          1.56          1.23         49
1990(4)                        1.22         2.57          1.99          1.80         20
CLASS A
1995                           1.30%        0.73%         1.44%         0.59%        59%
1994                           1.24         0.05          1.43         (0.14)        67
1993*                          1.15         1.51          1.44          1.22         59




--------
BALANCED

CLASS Y
1995                           0.73%        3.51%         1.07%         3.17%        46%
1994                           0.62         3.46          1.08          3.00         56
1993(5)                        0.45         3.38          1.39          2.45         21
CLASS A
1995                           0.98%        3.27%         1.32%         2.93%        46%
1994                           0.87         3.21          1.33          2.75         56
1993*                          0.55         5.76          1.48          4.83         21


--------------------------------------------------------------------------------
  + Returns are for the period indicated and have not been annualized.
  * Series B has been offered since January 4, 1993. Balanced has offered
    Series B since March 16, 1993.
(1) Growth Equity commenced operations on February 3, 1992. All ratios for the period have been annualized.
(2) Value Equity commenced operations on February 6, 1990. All ratios for the period have been annualized.
(3) Equity Index commenced operations on June 1, 1991. All ratios for the period have been annualized.
(4) International Growth commenced operations on February 12, 1990. All the ratios for the period have been annualized.
(5) Balanced commenced operations on January 4, 1993. All ratios for the period have been annualized.


                                                                           -----
                                                      Financial Highlights   7

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JUNE 30,

Fixed Income Funds


                                                                                                                        Net
                                                Realized and                                                          Assets,
                       Net Asset                 Unrealized     Dividends                                             End of
                        Value,        Net       Net Gains or     from Net    Distributions    Net Asset               Period
                       Beginning   Investment    (Losses) on    Investment   from Capital    Value, End    Total       (000
                       of Period     Income      Securities       Income         Gains        of Period    Return    omitted)
                       ---------   ----------   -------------   ----------   -------------   -----------   ------    ---------
________________________
GOVERNMENT INCOME
CLASS Y
1995                    $  9.52      $ 0.62        $  0.31        $(0.62)       $    --        $  9.83     10.26%     $11,305
1994                      10.18        0.50          (0.62)        (0.50)         (0.04)          9.52     (1.34)       9,089
1993(1)                   10.00        0.13           0.18         (0.13)            --          10.18      3.12+       6,323
CLASS A
1995                    $  9.51      $ 0.61        $  0.33        $(0.61)       $    --        $  9.84     10.23%     $ 1,374
1994                      10.17        0.47          (0.62)        (0.47)         (0.04)          9.51     (1.57)       1,536
1993*                     10.00        0.07           0.17         (0.07)            --          10.17      1.71+         201

_____________________________
SHORT INTERMEDIATE BOND
CLASS Y
1995                    $  9.63      $ 0.53        $  0.21        $(0.53)       $    --        $  9.84      8.22%     $55,128
1994                      10.18        0.43          (0.53)        (0.43)         (0.02)          9.63     (0.32)      48,379
1993                      10.01        0.47           0.31         (0.47)         (0.14)         10.18      7.90       44,692
1992(2)                   10.00        0.23           0.01         (0.23)            --          10.01      2.49+      22,623
CLASS A
1995                    $  9.63      $ 0.54        $  0.20        $(0.53)       $    --        $  9.84      7.95%     $ 1,961
1994                      10.18        0.41          (0.53)        (0.41)         (0.02)          9.63     (0.56)       9,365
1993*                     10.01        0.20           0.17         (0.20)            --          10.18      3.95+       5,752

______
BOND

_______________________
SHORT-TERM INCOME

__________________________________
INTERMEDIATE MUNICIPAL BOND

CLASS Y
1995                    $  9.68      $ 0.38        $  0.15        $(0.38)       $    --        $  9.83      5.58%     $   365
1994                      10.09        0.39          (0.41)        (0.39)            --           9.68     (0.27)       1,088
1993(3)                   10.00        0.04           0.09         (0.04)            --          10.09      1.33+       2,009
CLASS A
1995                    $  9.67      $ 0.35        $  0.16        $(0.35)       $    --        $  9.83      5.42%     $ 1,027
1994                      10.08        0.37          (0.41)        (0.37)            --           9.67     (0.52)       1,311
1993*                     10.00        0.03           0.08         (0.03)            --          10.08      1.19+         166

______________
GLOBAL BOND
CLASS Y
1995                    $  9.06      $ 0.62        $  0.24        $(0.30)       $    --        $  9.62      9.70%     $26,898
1994(4)                   10.00        0.25          (1.15)        (0.04)            --           9.06     (9.00)+     24,957
CLASS A
1995                    $  9.04      $ 0.61        $  0.24        $(0.28)       $    --        $  9.61      9.57%     $   170
1994(4)                   10.00        0.19          (1.11)        (0.04)            --           9.04     (9.22)+        167


___________________________________
PENNSYLVANIA MUNICIPAL BOND
CLASS Y
1995                    $  9.95      $ 0.51        $  0.21        $(0.51)       $    --        $ 10.16      7.50%     $ 2,272
1994(5)                   10.00        0.06          (0.05)        (0.06)            --           9.95      0.14+         434
CLASS A
1995                    $  9.95      $ 0.49        $  0.21        $(0.49)       $    --        $ 10.16      7.25%     $   317
1994(5)                   10.00        0.06          (0.05)        (0.06)            --           9.95      0.09+         163

_________________________________
NEW JERSEY MUNICIPAL BOND
CLASS Y
1995                    $  9.94      $ 0.52        $  0.18        $(0.52)       $    --        $ 10.12      7.25%     $ 1,550
1994(5)                   10.00        0.06          (0.06)        (0.06)            --           9.94      0.01+       1,432
CLASS A
1995                    $  9.95      $ 0.49        $  0.17        $(0.49)       $    --        $ 10.12      6.84%     $    24
1994(5)                   10.00        0.06          (0.05)        (0.06)            --           9.95      0.08+           2


                                                   Ratio of      Ratio of
                                                  Expenses to   Net Income
                        Ratio of      Ratio of    Average Net   to Average
                       Expenses to   Net Income     Assets      Net Assets   Portfolio
                       Average Net   to Average   (Excluding    (Excluding   Turnover
                         Assets      Net Assets    Waivers)      Waivers)      Rate
                       -----------   ----------   -----------   ----------   --------
-----------------
GOVERNMENT INCOME

CLASS Y
1995                       0.59%        6.53%         0.98%        6.14%        368%
1994                       0.50         4.93          1.00         4.43         157
1993(1)                    0.44         5.41          1.10         4.75          93
CLASS A
1995                       0.85%        6.25%         1.24%        5.86%        368%
1994                       0.75         4.68          1.25         4.18         157
1993*                      0.63         5.35          1.29         4.69          93

-----------------------
SHORT INTERMEDIATE BOND

CLASS Y
1995                       0.60%        5.76%         0.84%        5.52%        405%
1994                       0.58         4.30          0.86         4.02         299
1993                       0.42         4.62          0.86         4.18         188
1992(2)                    0.11         5.73          0.84         5.00          51
CLASS A
1995                       0.85%        5.27%         1.09%        5.03%        405%
1994                       0.83         4.05          1.11         3.77         299
1993*                      0.75         3.78          1.19         3.34         188


----
BOND

-----------------
SHORT-TERM INCOME

---------------------------
INTERMEDIATE MUNICIPAL BOND

CLASS Y
1995                       0.82%        3.91%         1.26%        3.47%          9%
1994                       0.63         3.91          1.17         3.37          43
1993(3)                    0.58         2.74          1.45         1.87          10
CLASS A
1995                       1.08%        3.65%         1.52%        3.21%          9%
1994                       0.88         3.66          1.42         3.12          43
1993*                      0.81         2.51          1.68         1.64          10


-----------
GLOBAL BOND

CLASS Y
1995                       0.64%        6.84%         1.03%        6.45%        133%
1994+                       0.73         5.04          1.12         4.65         161
CLASS A
1995                       0.89%        6.59%         1.28%        6.20%        133%
1994(4)                     0.98         4.79          1.37         4.40         161



---------------------------
PENNSYLVANIA MUNICIPAL BOND

CLASS Y
1995                       0.39%        5.26%         1.14%        4.51%         18%
1994(5)                    0.42         5.09          1.17         4.34           3
CLASS A
1995                       0.64%        4.95%         1.39%        4.20%         18%
1994(5)                    0.67         4.84          1.42         4.09           3

-------------------------
NEW JERSEY MUNICIPAL BOND

CLASS Y
1995                       0.42%        5.21%         1.17%        4.46%         32%
1994(5)                    0.43         5.07          1.35         4.15          13
CLASS A
1995                       0.68%        4.97%         1.44%        4.21%         32%
1994(5)                    0.68         4.82          1.60         3.90          13


--------------------------------------------------------------------------------

  + Returns are for the period indicated and have not been annualized.
  * Series B has been offered since January 4, 1993. Government Income and Intermediate Municipal Bond Funds have offered Series B since May 3, 1993. Ratios for this period have been annualized.
(1) Government Income commenced operations on April 1, 1993. Ratios for this period have been annualized.
(2) Intermediate Bond commenced operations on February 3, 1992. Ratios for this period have been annualized.
(3) Intermediate Municipal Bond commenced operations on May 3, 1993. Ratios for this period have been annualized.
(4) Global Bond Fund commenced operations on December 15, 1993. Ratios for this period have been annualized.
(5) Pennsylvania Municipal Bond and New Jersey Municipal Bond Funds commenced operations on May 16, 1994. Ratios for this period have been annualized.
-----
 8   Financial Highlights

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JUNE 30,

Money Market Funds


                                                                                      Net
                                                                                    Assets
                 Net Asset                  Dividends         Net                   End of       Ratio of       Ratio of
                   Value         Net         from Net     Asset Value               Period      Expenses to    Net Income
                 Beginning    Investment    Investment      End of       Total       (000       Average Net    to Average
                 of Period      Income        Income        Period       Return    omitted)       Assets       Net Assets
                 ---------    ----------    ----------    -----------    ------    ---------    -----------    ----------
_______________
CASH RESERVE
CLASS Y
1995               $1.00        $ 0.05        $(0.05)        $1.00        5.15%    $ 510,341        0.48%         5.04%
1994                1.00          0.03         (0.03)         1.00        3.00       505,273        0.47          2.95
1993                1.00          0.03         (0.03)         1.00        2.99       460,832        0.46          2.97
1992                1.00          0.05         (0.05)         1.00        4.83       568,672        0.38          4.68
1991                1.00          0.07         (0.07)         1.00        7.28       473,187        0.37          6.94
1990                1.00          0.08         (0.08)         1.00        8.65       316,290        0.34          8.28
1989                1.00          0.09         (0.09)         1.00        8.87       186,151        0.37          8.62
1988                1.00          0.07         (0.07)         1.00        6.70        82,399        0.55          6.54
1987                1.00          0.06         (0.06)         1.00        5.85        35,054        0.54          5.60
1986(1)             1.00          0.06         (0.06)         1.00        3.36+       56,416        0.59          6.93
CLASS C
1995               $1.00        $ 0.05        $(0.05)        $1.00        4.89%    $  17,583        0.73%         4.86%
1994                1.00          0.03         (0.03)         1.00        2.74+       11,451        0.72          2.70
1993*               1.00          0.01         (0.01)         1.00        1.23+       15,330        0.76          2.52


____________________
TREASURY RESERVE

CLASS Y
1995               $1.00        $ 0.05        $(0.05)        $1.00        4.98%    $ 479,206        0.48%         4.91%
1994                1.00          0.03         (0.03)         1.00        2.91       484,974        0.48          2.87
1993                1.00          0.03         (0.03)         1.00        2.96       446,788        0.46          2.89
1992                1.00          0.05         (0.05)         1.00        4.73       444,388        0.38          4.58
1991                1.00          0.07         (0.07)         1.00        7.11       427,439        0.37          6.80
1990                1.00          0.08         (0.08)         1.00        8.38       270,524        0.37          8.03
1989(2)             1.00          0.06         (0.06)         1.00        4.66+      220,479        0.20          9.26
CLASS C
1995               $1.00        $ 0.05        $(0.05)        $1.00        4.72%    $  21,612        0.73%         4.81%
1994                1.00          0.03         (0.03)         1.00        2.65         7,573        0.73          2.62
1993*               1.00          0.01         (0.01)         1.00        1.21+        7,672        0.75          2.46


____________________
TAX-FREE RESERVE
CLASS Y
1995               $1.00        $ 0.03        $(0.03)        $1.00        3.12%    $  62,756        0.48%         3.09%
1994                1.00          0.02         (0.02)         1.00        2.03        79,384        0.49          2.00
1993                1.00          0.02         (0.02)         1.00        2.23        72,255        0.51          2.20
1992                1.00          0.03         (0.03)         1.00        3.56        80,147        0.37          3.39
1991(3)             1.00          0.01         (0.01)         1.00        1.07+       42,573        0.06          4.20
CLASS C
1995               $1.00        $ 0.03        $(0.03)        $1.00        2.86%    $   1,524        0.73%         2.80%
1994                1.00          0.02         (0.02)         1.00        1.78         2,708        0.74          1.75
1993*               1.00          0.01         (0.01)         1.00        0.85+        1,795        0.76          1.71


                Ratio of       Ratio of
               Expenses to    Net Income
               Average Net    to Average
                 Assets       Net Assets
               (Excluding     (Excluding
                Waivers)       Waivers)
               -----------    ----------
------------
CASH RESERVE
CLASS Y
1995               0.85%         4.67%
1994               0.85          2.57
1993               0.85          2.58
1992               0.82          4.24
1991               0.82          6.49
1990               0.80          7.82
1989               0.90          8.05
1988               1.14          5.96
1987               1.01          5.13
1986(1)            1.21          6.31
CLASS C
1995               1.10%         4.49%
1994               1.10          2.32
1993*              1.15          2.13

----------------
TREASURY RESERVE

CLASS Y
1995               0.85%         4.54%
1994               0.86          2.49
1993               0.85          2.50
1992               0.82          4.14
1991               0.82          6.35
1990               0.84          7.56
1989(2)            0.84          8.62
CLASS C
1995               1.10%         4.44%
1994               1.11          2.24
1993*              1.14          2.07


----------------
TAX-FREE RESERVE
CLASS Y
1995               0.85%         2.72%
1994               0.87          1.62
1993               0.89          1.82
1992               0.88          2.88
1991(3)            0.81          3.45
CLASS C
1995               1.10%         2.43%
1994               1.12          1.37
1993*              1.14          1.33


--------------------------------------------------------------------------------

  + Returns are for the period indicated and have not been annualized.
  * Series B has been offered since January 4, 1993. Ratios for this period have been annualized.
(1) Cash Reserve commenced operations on August 16, 1985. Ratios for this period have been annualized.
(2) Treasury Reserve commenced operations on November 21, 1988. Ratios for this period have been annualized.
(3) Tax-Free Reserve commenced operations on April 16, 1991. Ratios for this period have been annualized.

                                                        Financial Highlights----
                                                                               9

--------------------------------------------------------------------------------
  HIGHLIGHTS


COREFUNDS                 CoreFunds, Inc. ('CoreFunds') is an open-end management investment company presently offering shares in seventeen diversified and non-diversified portfolios. This Prospectus offers Class A and Class C
                          Shares of sixteen portfolios. Class A and Class C Shares are primarily offered to the general public as well as various types of institutional investors, which may include CoreStates Bank and its affiliate and corresponding banks, for the investment of their own funds or for funds for which they serve in a fiduciary, agency or custodial capacity. Investors may also include shareholders of other investment companies which are advised by a Fund's adviser or sub-adviser, and whose assets a Fund acquires in a tax-free reorganization, who propose to become shareholders of the Fund as a result of such reorganization. Investors purchasing Series B Shares will normally be those who desire certain additional shareholder services from certain security broker/dealers and financial institutions which have entered into shareholder servicing agreements with the Funds' distributor. Materials relating to
                          Class Y Shares of the Funds may be obtained by calling 1-800-355-CORE or by writing to CoreFunds,
                          Inc., 680 East Swedesford Road, Wayne, PA 19087. Prior to the date of this Prospectus, all Class A
                          Shares were known as Series B -- Individual for all portfolios other than Money Market Funds; Class C
                          Shares were known as Series B -- Individual for the Money Market Funds; and Class Y Shares were known as Series A -- Institutional. CoreFunds has changed these designations to conform to the standard designations suggested by the Investment Company Institute.
-------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTALS OF MUTUAL    This section will assist you in appreciating investments generally. It describes the three basic
FUND INVESTING            types of investment vehicles--stocks, bonds, and money market instruments--as well as mutual funds which employ one or more of these instruments. The various types of mutual funds available and the advantages of mutual fund investing are discussed.
                                                                                                                        PAGE 14
-------------------------------------------------------------------------------------------------------------------------------
MULTIPLE PORTFOLIOS       Investors may choose to invest in any of the sixteen funds of CoreFunds offered in this Prospectus.
                          EQUITY FUNDS                      FIXED INCOME FUNDS                    MONEY MARKET FUNDS
                          Growth Equity Fund                Short Intermediate Bond Fund          Cash Reserve
                          Equity Fund                       Bond Fund                             Treasury Reserve
                          Special Equity Fund               Short-Term Income Fund                Tax-Free Reserve
                          International Growth Fund         Government Income Fund
                          Balanced Fund                     Intermediate Municipal
                                                            Bond Fund
                                                            Pennsylvania Municipal
                                                            Bond Fund
                                                            New Jersey Municipal
                                                            Bond Fund
                                                            Global Bond Fund
                                                                                                                        PAGE 25


-----
 10        Highlights

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND


RISK                      Investment in the Funds involves a number of risks, including possible loss of principal. The Funds
CHARACTER-                differ significantly in terms of specific risks. Certain risk factors applicable to the Funds are
ISTICS                    described below.

                          EQUITY FUNDS
                          The Equity Funds are subject to market risk and fund risk. Market risk is the possibility that stock prices in general will decline over short or even extended periods of time. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Fund risk is the possibility that a Fund's performance during a specific period may not meet or exceed that of the stock market as a whole. Investors should consider their holdings in equity mutual funds to be long-term investments.

                          In addition to market and fund risks, International Growth Fund is subject to foreign market and currency risk. Investments in foreign stock markets can be as volatile, if not more volatile, than investments in U.S. markets. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities held by the Fund.

                          FIXED INCOME FUNDS
                          Securities held by the Fixed Income Funds may be subject to several types of investment risk, including market risk, credit risk, and call risk. With respect to these Funds, market risk (or interest rate risk) is the potential for a decline in the price of fixed-income securities due to rising interest rates. Credit risk is the possibility that a bond issuer will be unable to make timely payments of either principal or interest. Call risk (or income risk) relates to corporate and municipal bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity.
                          Such an event would require a Fund to invest the resulting proceeds elsewhere, at generally lower interest rates, which would cause fluctuations in the Fund's net income.

                          Short Intermediate Bond Fund, Bond Fund and Short-Term Income Fund may also be exposed to event risk, the possibility that corporate fixed income securities held by these Funds may suffer a substantial decline in credit quality and market value due to a corporate restructuring, such as an acquisition.
                          While event risk may be high for certain corporate securities held by these Funds, event risk in the aggregate should be low because of the Funds' diversified holdings.

                          An investment in either the Pennsylvania Municipal Bond Fund or the New Jersey Municipal Bond Fund
                          involves special risk considerations. The concentration of investments in Pennsylvania municipal securities by the Pennsylvania Municipal Bond Fund and the concentration of investments in


                                                                  Highlights----
                                                                              11

--------------------------------------------------------------------------------
  HIGHLIGHTS (CONTINUED)


                          New Jersey municipal securities by the New Jersey Municipal Bond Fund raises certain investment considerations, including the possibility that changes in the economic condition and governmental policies of either state or its municipalities could adversely affect the value of the corresponding
                          Fund and the portfolio securities held by it.

                          Global Bond Fund is also subject to foreign market and currency risks, as described above.

                          MONEY MARKET FUNDS
                          Securities held by Cash Reserve and Treasury Reserve may be subject, on a limited basis, to credit risk. The credit risk of a money market investment portfolio is similar to that of a fixed income portfolio.

                          Securities held by Tax-Free Reserve may be subject, on a limited basis, to several types of investment risk, including market risk (or interest rate risk), credit risk and call risk (or income risk).
                                                                                                                       PAGE 48
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT                CoreStates Investment Advisers, Inc. ('CoreStates Advisers') serves as the investment adviser for
ADVISER                   each Fund. Equity Fund, International Growth Fund and Global Bond Fund also retain sub-advisers.
                          CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity, and international investments. It currently manages discretionary and non-
                          discretionary client security portfolios with a total aggregate market value exceeding $29 billion, for individuals, corporations, institutions and municipalities.
                                                                                                                       PAGE 57
------------------------------------------------------------------------------------------------------------------------------
DIVIDEND                  Shareholders of a Fund are entitled to dividends and distributions arising from the net investment
POLICY                    income and capital gains, if any, earned on investments held by the Fund.
                                                                                                                       PAGE 51
------------------------------------------------------------------------------------------------------------------------------
TAXES                     The sale or redemption of shares of a mutual fund is a taxable event to the selling or redeeming shareholder. In addition, any receipt of dividends which represent capital gain distributions will be subject to federal and state income taxes. However, receipt of other dividends will generally not be subject to federal income taxes. Ordinary dividends also will be subject to state income taxes, except as to Pennsylvania residents for the Pennsylvania Municipal Bond Fund and New Jersey
                          residents for the New Jersey Municipal Bond Fund.
                                                                                                                       PAGE 52
------------------------------------------------------------------------------------------------------------------------------
PURCHASING                You may purchase shares by mail, wire or exchange from another account or Fund. The minimum initial
SHARES                    investment is $500 for each Fund. There is no minimum for subsequent investments. There is also no minimum initial investment for automatic investment plans.
                                                                                                                       PAGE 67
------------------------------------------------------------------------------------------------------------------------------


-----
 12        Highlights

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

SELLING                   You may redeem or sell shares of each Fund by mail or telephone. You may also redeem shares of the
SHARES                    Money Market Funds by check. There is no charge for redemptions, except for wire withdrawals which are subject to the transfer agent's then-current wire fee. Your bank may also impose a fee upon receipt of a wire. The share price of each Fund except for the Money Market Funds is expected to fluctuate, and may at redemption be more or less than at the time of initial purchase, resulting in a gain or loss.
                                                                                                                       PAGE 71
------------------------------------------------------------------------------------------------------------------------------

SERVICES TO               CoreFunds offers checkwriting services (minimum $250) on the Money Market Funds for easy access to
SHAREHOLDERS              your account balances.

                          CoreFunds also offers additional services including automatic investment and systematic withdrawal plans.

                                                                                                                       PAGE 68
------------------------------------------------------------------------------------------------------------------------------

                                                                  Highlights----
                                                                              13

--------------------------------------------------------------------------------
FUNDAMENTALS OF MUTUAL FUND INVESTING

AN INTRODUCTORY GUIDE FOR INVESTORS

This section is devoted to those who are unfamiliar or uncomfortable with the concepts of mutual fund investing, as well as those who are interested in developing a coordinated strategy which can help them reach their financial goals.

     It describes the three basic types of investment vehicles -- stocks, bonds, and money market instruments -- as well as mutual funds which employ one or more of these investments.

     Of course, no guide alone can help you determine how or when to invest. That's why we recommend that you work closely with an investment representative to develop a solid program which is designed specifically for your goals and risk tolerance.

/X/
PART I:
TYPES OF INVESTMENT VEHICLES

FOR DETAILS ON HOW EACH OF THESE INSTRUMENTS IS USED IN MUTUAL FUNDS, PLEASE SEE THE SECTION ENTITLED, "WHAT TYPES OF MUTUAL FUNDS ARE AVAILABLE?"

The three most popular types of investments are stocks, bonds, and money market instruments. The following is an introduction to what they are and how they work.

WHAT IS A STOCK?


Also known as equities, stocks represent an ownership position in a business entity, such as a company or corporation. Each share of stock represents a proportionate "share" of ownership in the business entity. As a result, stocks offer individual investors the opportunity to take part in the economic future of business.


     Stocks are bought and sold on the open market, through a variety of stock exchanges in the U.S. and around the world. This system allows any individual to purchase and sell shares through stockbrokers, who are licensed to participate in the exchange.

     The price for a share of stock is established by an "auction" system, in which the broker for the buyer negotiates with the broker for the seller. When the demand for a stock is low, its price will most likely fall; when demand is high, the stock's price will most likely rise.

     Because each share of stock represents a share in the company's earnings, one of the most common factors affecting the price of the stock is the direction of the company's earnings. In theory, the more a company earns, or is expected to earn, the higher the price of its shares.

     However, a number of other factors can cause a stock's price to go up or down, including events which will positively or negatively affect the company's future, changes in the overall economy, changes in the mood of the market, and the market's perceptions of the company or its stock.

ALSO SEE: "EQUITY MUTUAL FUNDS" AND "WHAT ARE BALANCED FUNDS?"

-----
  14  Fundamentals

--------------------------------------------------------------------------------
                                                                   /X/ COREFUND


FOR DEFINITIONS OF INVESTMENT TERMS, PLEASE SEE THE
GLOSSARY FOLLOWING THIS SECTION.

WHAT IS A BOND?

When a corporation, government or government agency needs money for a certain project, it often borrows money by issuing bonds to investors. So, in the simplest terms, a bond is an IOU. The investor who purchases a bond is acting as the lender.

     Rather than offering an ownership share in business, as stocks do, bonds are simply an agreement to repay the investor the amount loaned, also known as principal, on a certain date. In addition, the issuer commits to making periodic fixed interest payments to the lender until the loan is repaid.

     When the bond is issued by a state or municipality, the interest paid to investors is generally free of federal income taxes.

     Like stocks, bonds are also traded in the open market. The value of a bond can fluctuate due to changing market conditions. For example, when interest rates in the market fall, the prices of bonds tend to rise. On the other hand, when interest rates rise, the value of bonds falls.

     Generally, the longer the maturity of a bond, the higher its yield and the greater its price volatility. The shorter the maturity, the lower the yield and the greater its price stability.

ALSO SEE: "FIXED INCOME MUTUAL FUNDS"


                                         Price of the
                                         same bond if
                    Price of a 7%        the yield
                    coupon bond          increases to 8%
Years to            now trading to       to keep pace with         Percent change
maturity            yield 7%             rising interest rates     in price
1 year                $100.00                    $99.06              -0.94%
3 years               $100.00                    $97.38              -2.62%
10 years              $100.00                    $93.20              -6.80%
30 years              $100.00                    $88.69             -11.31%

DURING TIMES WHEN OVERALL INTEREST RATES ARE FALLING, FIXED-INCOME INVESTORS GENERALLY ENJOY HIGHER PRICES FOR THEIR BONDS. CONVERSELY, RISING INTEREST RATES TEND TO REDUCE THE VALUE OF BONDS. LONGER MATURITY BONDS EXPERIENCE A GREATER CHANGE IN PRICE, AS SHOWN ABOVE.


WHAT IS A MONEY MARKET INSTRUMENT?

Simply put, money market instruments are short-term bonds, with maturities typically ranging from overnight to 13 months. They pay investors a rate of interest which is generally lower than that of longer-term bonds.

     Money market securities are issued by a number of sources, including the U.S. Government, its agencies and large, reputable banks and corporations.

     Money market instruments are generally quite stable, due to their short maturities. Therefore, they are chosen by investors who wish to maintain the safety of their investment.

ALSO SEE: "MONEY MARKET MUTUAL FUNDS"
                                                                           -----
                                                             Fundamentals    15

--------------------------------------------------------------------------------
FUNDAMENTALS OF MUTUAL FUND INVESTING


PART II:
HOW TO INVEST IN STOCKS, BONDS, AND MONEY
MARKET INSTRUMENTS

Now that you've reviewed the basic types of investment vehicles available, here's a discussion of how mutual funds can help you invest in stocks, bonds, and money market securities.

WHAT IS A MUTUAL FUND?

Simply defined, a mutual fund pools the money of many investors and invests it toward a specific goal, such as stability of principal, regular income, or long-term growth. The fund's professional managers choose investments that, in their judgment, will help the fund achieve its goal. As an investor, you share in the fund's gains, losses, income, and expenses on a proportional basis.

     An equity fund pools its money to purchase stocks, a fixed-income fund purchases bonds, and a money market fund purchases short-term debt instruments.

ADVANTAGES OF MUTUAL FUND INVESTING.

While many investors enjoy excellent results by purchasing individual stocks or bonds, most investors find that mutual funds offer a more viable alternative, for the following reasons:

     PROFESSIONAL MANAGEMENT: With individual securities, you or your broker must do the extensive research necessary to choose from among the thousands of securities available. With mutual funds, you enjoy having a professional money manager uncover opportunities and research them to make sure the investment is appropriate for the needs of the fund.

     LOW COSTS: With mutual funds, trading costs are modest because they are shared by all investors in the fund.

     DIVERSIFICATION: When investing, it's important to not put all your eggs in one basket, so that you will be protected against an excessive loss in any one investment. But only the wealthiest investors can afford to purchase the wide range of individual securities to achieve true diversification. With mutual funds, however, you can enjoy immediate diversification with even a very limited amount of money, because investment risk is spread over many different securities for greater stability and safety of your investment.

     LIQUIDITY: With individual securities, it can sometimes be difficult to redeem your investment due to market conditions and other factors. Mutual fund shares, however, are easily redeemed at their current market value.


WHAT TYPES OF MUTUAL FUNDS ARE AVAILABLE?

The three basic categories of mutual funds are as follows:

     EQUITY (STOCK) MUTUAL FUNDS A stock fund consists of selected securities traded on the stock market. The fund changes in value as the prices of the stocks in the fund change. Although these funds tend to rise or fall in price more than other types of mutual funds, they have traditionally rewarded investors with higher returns over the long run.

-----
 16   Fundamentals

--------------------------------------------------------------------------------
                                                                   /X/ COREFUND

     FIXED INCOME (BOND) MUTUAL FUNDS A fixed income fund is a mutual fund which invests in a pool of bonds. Bonds generally pay a fixed rate of interest. While fixed income mutual funds buy bonds, it's important to note that the income paid by a bond fund will fluctuate as individual securities are added to or subtracted from the pool.

     In addition, fixed income funds are subject to changes in net asset value due to changing market conditions. Like individual bonds, fixed income funds will tend to increase in value during times of decreasing interest rates, and will generally decrease in value when interest rates rise.

     There are a wide range of fixed-income funds to choose from, each with its own investment objectives. These objectives range from stability of principal, to maximum yield, to tax-free income.

     MONEY MARKET FUNDS Of the basic mutual fund categories, money market funds are managed to maintain the greatest stability of principal. They are managed to maintain a value of $1 per share.

     Money market funds invest in short-term money market securities, such as U.S. Treasury Bills, certificates of deposit from large banks, and commercial paper. Because the interest rates paid on these securities fluctuate with market conditions, the yield for money market funds will also change.

--------------------------------------------------------------------------------

WHAT ARE TAX-FREE FUNDS?

Tax-free funds, which include both fixed income (bond) and money market funds, invest in securities which are issued by state, county, and local governments and their agencies. The proceeds from these securities are used to finance a variety of public-works projects, such as the building of roads, schools, and sewers.

     Under current tax laws, the interest paid to investors in these securities is generally exempt from Federal income taxes. Therefore, they are frequently purchased by investors who wish to shelter their investment income from taxes. However, Congress from time to time reviews this aspect of the tax code and may at any time repeal the exemption on any or all of these securities. If this were to occur, it would have a negative impact on any affected securities, as well as the mutual funds in which they were held.


               It's Easy to Compare Tax-Free and Taxable Yields:
                        Tax-Free Yield   =  Taxable Yield
                        --------------
                        1 - Tax Rate
                                                                          -----
                                                              Fundamentals  17

--------------------------------------------------------------------------------
FUDAMENTALS OF MUTUAL FUND INVESTING (Continuted)

WHAT ARE BALANCED FUNDS?

In addition to the types of mutual funds already described, there are also funds which blend investments in stock, bond, and money market securities. These are commonly known as balanced funds.

     The returns for balanced funds are typically greater than those of bond and money market funds, but lower than those of pure stock funds. Investing in all three types of securities means the value of your principal should fluctuate less than it would in a stock or bond fund alone.

     Typically, the fund's professional manager has the flexibility to change the investment mix based on current economic conditions.

--------------------------------------------------------------------------------

COMPARING THE PERFORMANCE OF STOCK, BOND, AND MONEY MARKET INVESTMENTS

In order to balance risks and rewards, it's helpful to see how stocks, bonds, and money market investments have performed over time.

     Mutual fund performance is stated in terms of total return. The total return of a mutual fund or any other investment consists of the combination of capital appreciation (or loss) and investment income.

     Capital appreciation (or loss) is a change in the market value. Income is made up of dividends earned on stocks, and interest paid on bonds or money market investments. In general, stocks have the highest total return, because over long periods of time they have achieved the greatest capital appreciation.

     Bonds have provided the greatest income or interest, but because their prices are more stable they have less potential than stocks for capital appreciation. Therefore, they have a lower total return potential over time than stocks.

     Of course, past returns are no guarantee of future results. But historical data tells a story which surprises many investors.

     As the chart on the following page shows, for the forty-year period between January 1955 and December 1994, stocks have averaged annual returns of 10.7%, while long-term bonds have averaged 5.6%, intermediate-term bonds have averaged 6.6%, and money market instruments have averaged 5.6%. During this same period, inflation averaged 4.4%. Therefore, bonds and money market investments actually delivered very little growth in excess of inflation.

     Stocks, on the other hand, averaged more than double the rate of inflation. What about the price fluctuations? Well, it's true that stocks do fluctuate-- and probably always will. But as the accompanying chart shows, stocks have consistently rewarded long-term investors.

     Since money market funds are managed to have a constant $1 share price, their total return consists only of the interest earned on their investments.

-----
18    Fundamentals

--------------------------------------------------------------------------------
                                                                   /X/ COREFUND

GROWTH OF $1,000 (HISTORICAL PERFORMANCE
OF STOCKS, BONDS AND CASH)


Dollars in Thousands



         Large                                      Long-Term      Intermediate-Term
Year     Stocks     TBills           Inflation      Gov't Bonds    Gov't Bonds
1955     1.32       1.02             1.00           0.99           0.99
1956     1.4        1.04             1.03           0.93           0.99
1957     1.25       1.07             1.06           1.00           1.07
1958     1.79       1.09             1.08           0.94           1.05
1959     2.01       1.12             1.10           0.92           1.05
1960     2.02       1.15             1.12           1.05           1.17
1961     2.56       1.18             1.12           1.06           1.19
1962     2.34       1.21             1.14           1.13           1.26
1963     2.87       1.25             1.16           1.14           1.28
1964     3.35       1.29             1.17           1.18           1.33
1965     3.77       1.34             1.19           1.19           1.35
1966     3.39       1.40             1.23           1.23           1.41
1967     4.20       1.46             1.27           1.12           1.42
1968     4.66       1.54             1.33           1.12           1.49
1969     4.27       1.64             1.41           1.06           1.48
1970     4.44       1.75             1.49           1.19           1.73
1971     5.07       1.82             1.54           1.35           1.88
1972     6.04       1.89             1.59           1.42           1.97
1973     5.15       2.02             1.73           1.41           2.07
1974     3.79       2.19             1.94           1.47           2.18
1975     5.19       2.31             2.08           1.60           2.35
1976     6.43       2.43             2.18           1.87           2.66
1977     5.97       2.56             2.32           1.86           2.69
1978     6.36       2.74             2.53           1.84           2.79
1979     7.53       3.02             2.87           1.82           2.90
1980     9.97       3.36             3.23           1.74           3.02
1981     9.48       3.86             3.51           1.78           3.30
1982     11.51      4.26             3.65           2.49           4.26
1983     14.10      4.64             3.79           2.51           4.58
1984     14.99      5.09             3.94           2.90           5.22
1985     19.82      5.48             4.09           3.80           6.28
1986     23.48      5.82             4.14           4.73           7.23
1987     24.70      6.14             4.32           4.60           7.44
1988     28.85      6.53             4.51           5.04           7.89
1989     37.94      7.08             4.72           5.96           8.94
1990     36.73      7.63             5.00           6.33           9.81
1991     47.93      8.06             5.16           7.55          11.33
1992     51.62      8.34             5.31           8.15          12.14
1993     56.78      8.58             5.45           9.64          13.51
1994     57.52      8.92             5.60           8.89          12.81



THIS CHART SHOWS HOW THE MAJOR TYPES OF INVESTMENTS HAVE PERFORMED OVER THE PAST 40 YEARS. MORE STABLE MONEY MARKET INVESTMENTS HAVE PRODUCED THE LOWEST ANNUAL RETURNS, WHILE STOCKS HAVE PRODUCED THE GREATEST GROWTH EVEN THOUGH THEIR VALUE FLUCTUATES MORE.


HISTORICAL ANNUALIZED RETURN
(JANUARY 1955 -DECEMBER 1994)

Stocks                                       10.7%
Long-Term Government Bonds                    5.6
Intermediate-Term Government Bonds            6.6
Cash                                          5.6
Inflation                                     4.4




ASSUMPTIONS FOR THE TABLE AND CHARTS SHOWN ON THIS PAGE: RETURNS BASED ON HISTORICAL PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. STOCK RETURNS REPRESENT TOTAL RETURN OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX"). FIXED INCOME, OR BONDS, IS COMPOSED OF INTERMEDIATE- AND LONG-TERM GOVERNMENT BONDS. CASH REPRESENTS 30-DAY TREASURY BILLS. SOURCE: SEI FINANCIAL SERVICES COMPANY.



RANGE OF STOCK RATES OF RETURN FOR ONE-
AND FIVE-YEAR ROLLING PERIODS
(1955-1994)

Percent

                            One-Year                   Five-Year
                            Rolling Periods            Rolling Periods
95th Percentile                  37.2                      20.0
5th Percentile                  -10.8                       1.6


MANY INDIVIDUALS ARE CONCERNED ABOUT THE RISKS ASSOCIATED WITH INVESTING IN STOCKS. MANY DO NOT REALIZE, HOWEVER, THAT DESPITE THE FLUCTUATION OF ANNUAL RETURNS, INVESTORS WHO HELD STOCKS FOR A FULL FIVE YEARS HISTORICALLY EARNED
A POSITIVE RETURN IN MORE THAN NINETY FIVE PERCENT OF THE CASES. BEST AND WORST CASE SCENARIOS PRESENTED IN THIS ILLUSTRATION REPRESENT THE FIFTH AND NINETY-FIFTH PERCENTILE OF THE HISTORICAL RETURN DISTRIBUTION. SOURCE: SEI FINANCIAL SERVICES COMPANY.



                                                                           -----
                                                             Fundamentals    19

--------------------------------------------------------------------------------
FUNDAMENTALS OF MUTUAL FUND INVESTING (Continued)


WHAT ARE INTERNATIONAL FUNDS?

International funds invest primarily in stock, bond and money market securities issued by corporations, governments and banks worldwide.

     International equity funds invest in the equity (stock) securities of companies based outside the United States. Today, international markets account for over 60% of the world's equity capitalization, as measured by the Morgan Stanley World Index in February, 1995. This indicates that many investment opportunities now exist globally. Likewise, international bond funds may invest in government and corporate debt obligations from around the world with the aim of providing income and the potential for capital appreciation. Investing in international equity (stock) and fixed income (bond) funds provides investors with a way to participate in a diversified portfolio of many international securities of many countries.

GROWTH OF $1,000
(PERFORMANCE OF INTERNATIONAL AND DOMESTIC STOCKS)


Dollars in Thousands


Year             MSCI EAFE           S&P 500
1975             1.371               1.372
1976             1.4223              1.6985
1977             1.6986              1.5762
1978             2.2812              1.6803
1979             2.4222              1.9894
1980             3.014               2.634
1981             2.9829              2.505
1982             2.9573              3.041
1983             3.6851              3.7252
1984             3.9749              3.9599
1985             6.2296              5.235
1986             10.586              6.2035
1987             13.226              6.5261
1988             17.007              7.6225
1989             18.843              10.024
1990             14.473              9.7028
1991             16.281              12.662
1992             14.352              13.637
1993             19.08               15.001
1994             20.618              15.196



GROWTH OF $1,000 IN INTERNATIONAL AND DOMESTIC STOCKS. MSCI EAFE (THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE AUSTRALIA AND FAR EAST INDEX) REPRESENTS THE GROWTH OF AN INVESTMENT IN INTERNATIONAL STOCKS, AND THE S&P 500 INDEX INDICATES AN INVESTMENT IN DOMESTIC STOCKS.


A COMPARISON OF FOREIGN GOV'T BOND
RETURN PERFORMANCE 1994


Dollars in Thousands

Japan              8.88%
U.K.              -1.54%
Australia          6.88%
France             4.37%
Canada            -9.86%
U.S.              -3.36%
Germany            9.98%


SOURCE: SEI FINANCIAL SERVICES COMPANY

     Although investing internationally can reward investors (see graphs above), there is an added dimension to the risks involved in investing in domestic securities. Currency fluctuations in the countries in which international stock and bond securities are issued can negatively impact the value of these securities, as well as the mutual funds in which they are held.

-----
 20    Fundamentals

--------------------------------------------------------------------------------
                                                                   /X/ COREFUND

/X/
PART III:
DEVELOPING YOUR INVESTMENT STRATEGY

Now that you have a basic understanding of the investments available to you, let's look at how these investments can be used to help you achieve your goals.

     Everyone, whatever their income level, has financial goals. Perhaps yours include a comfortable retirement, education for your children or grandchildren, a new home, or simply the accumulation of wealth.

     Whatever your personal goals, the best way to achieve them is to take control of your financial future. And one of the best ways to do that is through a coordinated program of saving and investing.

     Saving money provides the foundation for reaching your goals, while investing builds on that foundation by using the money you save to make even more money.

     Mutual funds provide one of the most convenient and rewarding means of saving and investing.

     Mutual funds are particularly well-suited to long-term goals such as education and retirement, because they offer a convenient way to invest regularly in a diversified portfolio of securities.

     Once you've decided to use mutual funds to help reach your goals, here are some very simple steps to follow:

STEP 1:

SET WELL-DEFINED GOALS.
Whether you're investing for retirement, education, wealth accumulation, or regular income, start by determining how much you will need to satisfy your goals. When making this assessment, you may want to seek the guidance of an investment professional. Also take into account the effects of inflation, which historically has reduced purchasing power by an average of 4.4% per year.

     Short-term goals will require a greater initial investment and a more conservative investment approach. Longer-term goals will require a smaller initial investment and a more aggressive approach, including investments in stock and bond funds which are expected to yield higher returns over the long run.

     Once you determine your primary and secondary goals, you'll then need to calculate how soon you will need your money.

STEP 2:

ESTABLISH YOUR TIME HORIZON.
For each of your goals, determine how soon you will need the money you're investing. If it's a shorter-term goal, such as a new home in a few years, you'll want investments that offer fairly predictable results in a short time. If it is a longer-term goal, such as education for young children, you can plan for longer-term results. Accordingly, the type of investments you choose for retirement will depend on whether your retirement is a few years away, or a few decades.

                                                                           -----
                                                               Fundamentals  21

--------------------------------------------------------------------------------
FUNDAMENTALS OF MUTUAL FUND INVESTING (Continued)


STEP 3:

UNDERSTAND THE REAL RISKS.
Most people think of an investment as "risky" or "safe" based only on how much the value of their principal can fluctuate. But in the long run, there is more to risk than whether your principal goes up or down. It's just as important to consider the following risks:

     THE RISK OF INFLATION. To achieve any real increase in your wealth, your investment return must outstrip inflation, or you may end up actually losing purchasing power in the long run. To beat inflation, consider investing some of your money where values and return are not fixed, but grow with the economy. Experience shows that stock-based investments such as equity mutual funds offer this type of performance potential.

     THE RISK OF NOT REACHING YOUR GOAL. Another potential risk that many investors tend to overlook is the risk that an investment strategy will not enable them to reach their goal. To properly assess this risk, you first need to define your goals, and then strike a balance between the risk of principal volatility and the risk of failing to reach your goals.

     For example, statistics show that at age 70 you can expect to live another 20 years. To achieve the many years of comfortable retirement you want, you must have the discipline to set aside enough money during your working years and invest it wisely.

STEP 4:

DECIDE ON AN INVESTMENT MIX.
When you are selecting specific investments, choose those which offer the greatest potential for reaching your short-term and long-term goals, and which are within your risk tolerance.

     Many investors find that they are most comfortable with a mix of investments, including stocks, bonds, and money market funds. This approach offers the advantage of not putting all your eggs in one basket, and also allows you to enjoy the distinct advantages of each type of investment.

     If you use this approach, known as "asset allocation", the key is deciding how much to allocate to each type of investment. To make this decision easier, you can select a balanced fund, which combines stock, bond, and money market investments under the guidance of professional investment managers.

     As this chart below suggests, bonds and money markets fluctuate less in the short term, and there is less chance of experiencing a loss. History has shown, however, that the longer you stay invested, the more stocks have provided a higher return, with a decreasing potential for loss.

-----
  22  Fundamentals

--------------------------------------------------------------------------------
                                                                   /X/ COREFUND


REDUCTION OF RISK
OVER TIME

Average Annual Return


1 Year
Stocks                            43.40            -26.5
Long Term Bonds                   40.36            -9.18
Intermediate-Term Bonds           29.10            -5.14
Cash                              14.70             1.50
Inflation                         13.30             0.40

5 Years
Stocks                            20.40            -2.36
Long Term Bonds                   21.62            -2.14
Intermediate-Term Bonds           16.98             0.96
Cash                              11.12             2.33
Inflation                         10.06             1.24

10 Years
Stocks                            17.59             1.24
Long Term Bonds                   15.56             1.13
Intermediate-Term Bonds           13.13             2.92
Cash                              9.170             2.58
Inflation                         7.340             1.57

20 Years
Stocks                            14.58             6.53
Long Term Bonds                   10.10             1.94
Intermediate-Term Bonds           9.85              3.98
Cash                              7.72              4.00
Inflation                         6.36              3.37




THE LONGER YOU HOLD ANY PARTICULAR ASSET CLASS (STOCKS, BONDS, MONEY MARKET INSTRUMENTS), THE LESS THE VARIATION IN RETURN. WHILE STOCKS HAVE FLUCTUATED IN VALUE MUCH MORE THAN OTHER INVESTMENTS, THEY HAVE ALSO DELIVERED HIGHER RETURNS OVER THE LONG RUN. IN ADDITION, THE LONGER AN INVESTOR REMAINS INVESTED IN STOCKS, THE LESS THE CHANCE THERE IS FOR A CAPITAL LOSS. THE BEST- AND WORST-CASE SCENARIOS PRESENTED IN THIS ILLUSTRATION REPRESENT THE ABSOLUTE HIGHEST AND LOWEST RETURNS FROM JANUARY 1955 TO 1994. SOURCE: BASED ON HISTORICAL DATA ON THE S&P 500 INDEX, INTERMEDIATE- AND LONG-TERM GOVERNMENT BONDS, AND 30-DAY TREASURY BILLS FOR ROLLING ONE-, FIVE-, 10-, AND 20-YEAR PERIODS BETWEEN 1955 AND 1994. PAST RESULTS DO NOT GUARANTEE FUTURE PERFORMANCE.




STEP 5:

GET STARTED.
Don't make the mistake of waiting until tomorrow. With mutual funds, you don't need a large investment to start your program. All it takes is a small amount of money, and a strong desire to reach your goals.

     For full details on how the principles of mutual fund investing can work for you, please contact your investment representative.

STEP 6:

BE DISCIPLINED.
Once you have a good strategy, stay with it. Avoid sudden changes in reaction to temporary market trends. Remember, you're interested in long-term performance.

     In mutual fund investing, particularly with equity funds, one of the surest ways to maximize the value of your investment is through a regular program of monthly contributions. By adding to your account each month, you'll be purchasing shares during both "up" markets and "down" markets. This technique, known as "dollar cost averaging", has been shown to yield optimum results over the long run.
                                                                          -----
                                                              Fundamentals  23

--------------------------------------------------------------------------------
FUNDAMENTALS OF MUTUAL FUND INVESTING (Continued)


GLOSSARY OF KEY INVESTMENT TERMS

CAPITAL GAIN: The profit made from the sale of securities due to an increase in share value.

CURRENT YIELD: The income paid annually on mutual fund shares, expressed as a percentage of the current price per share.

DISTRIBUTION: Payment of capital gains to shareholders of a mutual fund. For tax purposes, distributions are separate from interest income or dividends.

DOLLAR COST AVERAGING: Investing a fixed dollar amount at regular intervals over a long period of time to reduce the average cost per share of a mutual fund.

INCOME DIVIDENDS: Regular payments from mutual funds to their shareholders, made up of dividends, interest, and short-term capital gains earned from the fund's portfolio of securities. May be distributed annually, bi-annually, quarterly, or monthly, with operating expenses deducted.

MATURITY: The date on which the issuer is scheduled to return the amount borrowed to the lender, or investor.

MUNICIPAL BOND: A debt obligation issued by a city, state, or municipality. Interest from these bonds is generally exempt from federal income tax.

NET ASSET VALUE: The dollar value of one share of a mutual fund. This value is generally calculated at least once each day, and is the price at which the fund will redeem its shares from investors.

PRINCIPAL, OR PAR VALUE: Also known as face value, this is the amount loaned to the issuer of a bond.

PROSPECTUS: A booklet distributed by the issuer of a security or mutual fund, in compliance with SEC regulations. A mutual fund prospectus must include the fund's investment objectives, all expenses and fees including management and sales fees, a description of shareholder services offered, and information on how to buy shares.

REDEMPTION PRICE: Also known as "bid price", this is the price at which mutual funds buy back their shares. It is usually the net asset price of the fund.

TOTAL RETURN: The combined return of capital appreciation and income (interest and dividends) that an investment earns. (See page 62).

-----
 24  Fundamentals

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS                                          /X/ COREFUND

/X/
INVESTMENT
OBJECTIVES
OF THE FUNDS

The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives. The objectives of each Fund are fundamental and may only be changed by the affirmative vote of a majority of the outstanding shares of such Fund. You may want to pursue more than one objective by investing in more than one of these Funds.
      As investment adviser of each Fund, CoreStates Advisers manages each Fund's portfolio of investments in a manner which it believes will best accomplish the Fund's stated objective. However, there can be no assurance that a Fund will meet its objective.

EQUITY FUNDS ___________________________________________________________________


GROWTH EQUITY FUND Growth Equity Fund's investment objective is to provide growth of capital and an increasing flow of dividends from the diversified portfolio of common stocks comprising the Fund.



EQUITY FUND Equity Fund's investment objective is to provide maximum total return, including capital appreciation and investment income, in excess of stock market indices such as the S&P 500 Index, as measured over a period of time.



SPECIAL EQUITY FUND Special Equity Fund's investment objective is to seek capital growth by investing principally in a diversified portfolio of common stocks.


INTERNATIONAL GROWTH FUND International Growth Fund's investment objective is to provide its shareholders with long-term capital appreciation, consistent with reasonable risk, by investing primarily in a diversified portfolio of appreciation-oriented equity securities of companies located outside the United States.

BALANCED FUND Balanced Fund's investment objective is to provide total return while preserving capital. This Fund pursues its objective by investing in a combination of common stocks and fixed income securities. Under normal conditions, Balanced Fund will invest a minimum of 25% of its assets in senior fixed income securities and between 30% and 70% of its assets in common stocks.

FIXED INCOME FUNDS _____________________________________________________________


SHORT INTERMEDIATE BOND FUND Short Intermediate Bond Fund's investment objective is to provide a moderate level of current income consistent with conservation of capital, by investing substantially all of its assets in a diversified portfolio of intermediate-term, fixed income obligations which will have an expected average weighted maturity of three to ten years.



BOND FUND Bond Fund's investment objective is to seek to maximize long-term total return by investing principally in a diversified portfolio of debt securities.



SHORT-TERM INCOME FUND Short-Term Income Fund's investment objective is to seek consistent current income with relative stability of principal by investing principally in a diversified portfolio of investment grade debt securities.


GOVERNMENT INCOME FUND Government Income Fund's investment objective is to provide current income while preserving principal value and maintaining liquidity.

INTERMEDIATE MUNICIPAL BOND FUND Intermediate Municipal Bond Fund's investment objective is to seek the highest level of income exempt from federal income taxes that can be obtained, consistent with the preservation of capital, from a diversified portfolio of high quality, intermediate-term municipal securities. This Fund has a

                                                                            ----
                                                       Investment Objectives  25

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

fundamental policy to invest, under normal circumstances, at least 80% of its assets in municipal securities the interest of which is exempt from federal income taxes, based on opinions from bond counsel for the issuers.

PENNSYLVANIA MUNICIPAL BOND FUND Pennsylvania Municipal Bond Fund seeks current income exempt from federal and Pennsylvania income taxation with preservation of capital by investing primarily in a non-diversified portfolio of municipal securities.

NEW JERSEY MUNICIPAL BOND FUND New Jersey Municipal Bond Fund seeks current income exempt from federal and New Jersey income taxation with preservation of capital by investing primarily in a non-diversified portfolio of municipal securities.

GLOBAL BOND FUND Global Bond Fund's investment objective is to provide capital appreciation and current income through investment primarily in fixed income securities of United States and foreign issuers denominated in United States dollars and in other currencies.

MONEY MARKET FUNDS _____________________________________________________________

CASH RESERVE Cash Reserve's investment objective is to provide as high a level of current income as is consistent with liquidity and relative stability of principal.

TREASURY RESERVE Treasury Reserve's investment objective is to provide current interest income, liquidity and safety of principal.

TAX-FREE RESERVE Tax-Free Reserve's investment objective is to provide as high a level of current interest income that is exempt from federal income taxes as is consistent with liquidity and relative stability of principal. This Fund intends, under normal market conditions, to invest at least 80% of its assets in tax-free securities.

/X/
INVESTMENT
POLICIES

The policies which the Funds follow to achieve their investment objectives are described below. These are non-fundamental policies which may be changed without a shareholder vote.
      Descriptions of the securities in which the Funds invest are contained below in 'Types of Securities in Which the Funds Invest.'

EQUITY FUNDS ___________________________________________________________________

The CoreFund Equity Funds cover a range of investment styles. CoreStates Advisers, specialists in the management of growth portfolios, manages the Growth Equity and Balanced Funds. CoreStates Advisers has selected Cashman, Farrell and Associates and Martin Currie, Inc. to manage the Value Equity and International Growth Funds, respectively. These firms are specialists in their respective investment styles.

GROWTH EQUITY FUND Growth Equity Fund strives to provide a return in excess of stock market indices such as the S&P Barra Growth Index and the S&P 500 Index. Growth Equity Fund pursues its investment objective by investing primarily in common stocks, preferred stocks, convertible securities, and other equity securities of companies which CoreStates Advisers believes to show the potential for growth of earnings over time. Stock selection is guided by a bottom-up approach that places heavy emphasis on fundamental research to uncover companies with proven earnings growth records, high

----
 26   Investment Policies

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

reinvestment rates, high returns on equity, and strong balance sheets showing low debt to total capital. The adviser makes qualitative judgments on such elements as the company's competitive position, the quality of its management and the potential for future growth.
      This Fund intends, under normal market conditions, to hold at least 75% of its total assets in the equity securities described above. Over the long term, continued earnings growth tends to lead to both higher dividends and capital appreciation.


EQUITY FUND The Equity Fund pursues its investment objective by investing principally in a diversified portfolio of common stocks of companies with large, medium or small capitalizations. The Equity Fund will normally invest at least 80% of the value of its total assets in common stocks. The Fund may also invest up to 20% of the value of its total assets in securities convertible into common stocks, preferred stocks, corporate bonds, notes, warrants, and short-term obligations (with maturities of 18 months or less) such as commercial paper (including variable amount master demand notes), banker's acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. During temporary defensive periods, the Fund has the ability to hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, banker's acceptances and repurchase agreements secured by U.S. Government securities.


      Stocks held by the Equity Fund may be listed on a national securities exchange or may be unlisted securities with an established over-the-counter market. CoreStates Advisers has developed a quantitative process which evaluates stocks in a number of ways, including the ratios of market price to book value, recent changes in market price, return on equity, price to earnings ratios, dividend paying abilities, and liquidity. CoreStates Advisers believe that its quantitative approach reduces subjectivity in the stock selection process.


      Equity securities such as those in which the Equity Fund may invest are more volatile and carry more risk than some other forms of investment. Depending upon the performance of the Fund's investments, the net asset value per Share of the Fund may decrease instead of increase.



SPECIAL EQUITY FUND The investment objective of the Special Equity Fund is to seek capital growth by investing principally in a diversified portfolio of common stocks. The Special Equity Fund will normally invest in common stocks of domestic companies that CoreStates Advisers expect will experience growth in earnings and price. The Fund may invest up to 35% of its total assets in foreign securities. The Fund may also purchase securities convertible into common stocks, preferred stocks, notes, warrants, and, for daily case management purposes, short-term obligations (with maturities of 18 months or less) such as commercial paper (including variable amount master demand notes), banker's acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign


                                                                            ----
                                                         Investment Policies  27


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  INFORMATION ON THE FUNDS (CONTINUED)


banks and savings and loan associations. During temporary defensive periods, the Fund has the ability to hold up to 100% of its total assets in short-term obligations, including domestic bank certificates of deposit, banker's acceptances and repurchase agreements secured by U.S. Government securities. CoreStates Advisers' quantitative process described above under 'The Conestoga Core Equity Fund' will be utilized for the Special Equity Fund.


      Many of the companies in which the Special Equity Fund invests will be small and medium capitalized companies. Small capitalized companies are those organizations with 'stock market capitalizations' between $100 million and $1 billion and medium capitalized companies are those organizations with stock market capitalizations between $1 billion and $5 billion. 'Stock market capitalizations' means the total number of common shares outstanding multiplied by the market price per share.


      The Special Equity Fund will normally purchase the securities of small and medium capitalized companies across a wide range of industry sectors. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends. Small and medium capitalized companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalized companies may have limited product lines, markets and financial resources and may be dependent upon a relatively small management group. Accordingly, equity securities such as those in which the Fund may invest are more volatile and carry more risk than some other forms of investment. Depending upon the performance of the Fund's investments, the net asset value per Share of the Fund may decrease instead of increase.


INTERNATIONAL GROWTH FUND International Growth Fund pursues its investment objective by investing in foreign equity securities which offer favorable prospects for capital return. This Fund seeks to diversify its assets by investing in appreciation-oriented equity securities of companies located outside the United States, which may include, but not be limited to, Australia, Canada, France, Hong Kong, Japan, Mexico, Singapore, Sweden, Switzerland, Germany, the Netherlands, and the United Kingdom. In general, 'appreciation-oriented' securities are equity securities of companies that CoreStates Advisers and Martin Currie, Inc., the sub-adviser, believe have the greatest potential for long-term growth, and which exhibit operating characteristics that may enable such companies to compete successfully in their marketplace.
      International Growth Fund offers increased diversification through investment in foreign markets. This Fund's advisers believe that both the selection of individual securities and the allocation of International Growth Fund's assets across foreign markets are important in managing an international equity fund. Most foreign equity securities are purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located. Under normal market conditions, International Growth Fund will invest an aggregate of at least 65% of its total assets in the equity securities of at least three different countries.
      In determining the distribution of International Growth Fund's investments among various countries and geographic regions, the advisers consider many factors,

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                                                                    /X/ COREFUND

such as: prospects for relative economic growth between countries; government policies affecting business conditions; outlook for local currency; and the range of available, attractive investment opportunities. For the selection of securities, the advisers' criteria includes: earnings growth; return on capital; quality of management; cash flow; and strength of balance sheet.
      While foreign stocks are the primary securities utilized to achieve International Growth Fund's objective, the advisers may also invest in other types of foreign equity securities, consistent with the objective and policies described herein.
      The net asset value of this Fund will fluctuate, and investments are expected to yield little, if any, current income.

BALANCED FUND In managing Balanced Fund, CoreStates Advisers uses a balanced portfolio philosophy which combines separate equity, fixed income, and asset allocation strategies. This produces a portfolio of stocks of companies exhibiting growth in revenues and earnings and strong balance sheet characteristics. All of the common stocks in which Balanced Fund invests are traded on registered exchanges or in the 'over-the-counter' market.
      The fixed income strategy values bonds using historical yield differentials. U.S. Government securities and corporate bonds are used exclusively to implement Balanced Fund's fixed income strategy. The asset allocation strategy shifts the stock-fixed income-money market instrument mix based on the investment adviser's judgment of the relative attractiveness of these markets and securities given its view of economic conditions, the level of interest rates, and the outlook for corporate profits. The strategy uses present and historical economic and market data to reach these conclusions.
      Balanced Fund seeks strong total return in all market conditions, with a special emphasis on minimizing interim declines during falling equity markets. Long-term growth is pursued through equity holdings, and current income through fixed income securities and common stock dividends.
      The strategy focuses on controlling downside risk, both through holdings in relatively high-dividend-yielding stocks and convertible securities, and through diversification between stocks and bonds.
      To employ this strategy, the Fund's adviser uses present and historical economic and market data.
      This Fund will, under normal conditions, invest between 30% and 70% of total assets in common stocks, depending on the investment adviser's assessment of market conditions. When CoreStates Advisers believes that equity markets are overvalued, the common stock exposure will be at the low end of this range. CoreStates Advisers expects that equity exposure will average 60% over time. Balanced Fund may also invest in U.S. dollar denominated securities of foreign issuers (including American Depositary Receipts that are traded on registered exchanges or listed on NASDAQ).

FIXED INCOME FUNDS _____________________________________________________________

CoreFund Fixed Income Funds employ an investment process that attempts to manage large swings in interest rates within the maturity parameters of each Fund to reduce an investor's risk of principal. Significant effort is put forth to identify value along the yield curve, taking into account the

                                                                            ----
                                                         Investment Policies  29

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  INFORMATION ON THE FUNDS (CONTINUED)

economic outlook, fiscal and monetary policies, and inflation trend. Developments that can significantly impact the supply and demand of securities within the various sectors of the bond market are also carefully considered. By identifying these opportunities, and acting upon them in a timely manner, the Funds' advisers seek to enhance overall value.


SHORT INTERMEDIATE BOND FUND This Fund pursues its investment objective by investing primarily in corporate debt securities such as bonds and commercial paper, as well as securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund intends, under normal market conditions, to invest at least 65% of its total assets in bonds and 35% or less in other fixed income securities.


      Short Intermediate Bond Fund maintains a maximum average maturity of no more than five years, pursuant to a non-fundamental investment policy which can be changed without shareholder approval. By maintaining an average maturity of not more than five years, CoreStates Advisers expects the Fund's net asset value to be relatively stable while providing higher income than money market funds. Subject to shareholder approval, the Board of Directors approved a change in the Short Intermediate Bond Fund's fundamental investment policy to provide that it will maintain an average weighted maturity of one to five years.

      Should a security held by this Fund be downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security and will consider such an event in determining whether the Fund should continue to hold the security in question. Securities that are unrated at the time of purchase may only be purchased by the Fund if they are determined by CoreStates Advisers to be of comparable quality to securities meeting the rating criteria set forth in 'Types of Securities in Which the Funds Invest.' See the 'Appendix' to the Statement of Additional Information for a description of applicable ratings.


BOND FUND The investment objective of the Bond Fund is to seek to maximize long-term total return by investing principally in a diversified portfolio of debt securities. The Bond Fund will normally invest at least 80% of the value of its total assets in debt securities of all types. Debt securities include domestic and foreign bonds, debentures, notes, equipment lease and trust certificates, asset-backed and mortgage-backed securities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In addition, a portion of the Fund may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in preferred stocks, and in debt securities which are convertible into, or exchangeable for, common stocks, common stock obtained upon the conversion or exchange of such securities, and short-term money market instruments and Money Market Funds. Some of the securities in which the Fund invests may have warrants or options attached.



SHORT-TERM INCOME FUND The investment objective of the Short-Term Income Fund is to seek consistent current income with relative stability of principal by investing principally in a diversified portfolio of investment grade debt securities. Under normal conditions, the Fund's portfolio securities will have maximum expected or remaining maturities of three years or less. The Fund will normally have an


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                                                                    /X/ COREFUND


average dollar weighted Portfolio maturity of approximately one year.


      The Fund will invest principally in debt securities, including bonds, debentures, notes, equipment lease and trust certificates, asset-backed and mortgage-backed securities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest up to 35% of its total assets in U.S. dollar denominated international debt securities for which the primary trading market is in the United States ('Yankee Bonds').


GOVERNMENT INCOME FUND Government Income Fund invests exclusively in obligations issued or guaranteed as to principal and interest by the agencies and instrumentalities of the U.S. Government and repurchase agreements involving any of such obligations. Although there are no restrictions on maturity, Government Income Fund generally strives to maintain an average maturity of about seven years. This Fund intends to invest at least 65% of its total assets in instruments issued or guaranteed as to principal and interest by the agencies and instrumentalities of the U.S. Government and mortgage-backed securities.

INTERMEDIATE MUNICIPAL BOND FUND Intermediate Municipal Bond Fund invests substantially all of its assets in a diversified portfolio consisting of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax. The municipal securities in which this Fund invests are described in 'Types of Securities in Which the Funds Invest.'
      Although CoreStates Advisers has no present intention of doing so, up to 20% of all assets in this Fund can be invested in taxable debt securities for defensive purposes or when sufficient tax-exempt securities considered appropriate by CoreStates Advisers are not available for purchase.
      Intermediate Municipal Bond Fund will maintain an average weighted maturity of three to ten years. However, when the investment adviser determines that market conditions so warrant, the Fund can maintain an average weighted maturity of less than three years. CoreStates Advisers may, at times, elect to adjust the average maturity upwards, between seven and ten years, in order to pick up incremental yield, while avoiding the risks associated with long-term bonds.

PENNSYLVANIA MUNICIPAL BOND FUND At least 80% of this Fund's assets will be invested in municipal securities, the interest on which is exempt from federal income tax. Under normal circumstances, at least 65% of the Fund's assets will be invested in municipal securities, the interest on which is exempt from Pennsylvania personal income tax ('Pennsylvania Municipal Securities').
      This Fund will primarily purchase (i) municipal bonds rated in one of the three highest rating categories; (ii) municipal notes rated in one of the two highest rating categories; (iii) commercial paper rated in one of the two highest short-term categories; or (iv) any of the foregoing determined by CoreStates Advisers to be of comparable quality at the time of

                                                                            ----
                                                         Investment Policies  31

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

investment. However, CoreStates Advisers has discretion to invest up to 20% of the Fund's assets in municipal bonds rated BBB by Standard & Poor's Corporation ('S&P') or Baa by Moody's Investors Service, Inc. ('Moody's'). See 'Description of Ratings.'
      Pennsylvania Municipal Bond Fund will invest more than 25% of its net assets in municipal securities whose issuers are located in Pennsylvania. This Fund may also invest up to 20% of its assets in Taxable Obligations. Taxable Obligations may include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit and demand and time deposits of domestic banks and savings and loan associations, bankers' acceptances issued by domestic banks, commercial paper issued by U.S. corporations (including variable amount master demand notes) meeting the Fund's quality standards, and securities subject to Federal Alternative Minimum Tax.
      Pennsylvania Municipal Bond Fund may also hold a portion of its assets in cash. Under normal market conditions, such holdings will not exceed 1% of the Fund's will not be invested so as to meet such Fund's investment objective. There are no restrictions on the average maturity of Pennsylvania Municipal Bond Fund or the maturity of a single instrument.
      Pennsylvania Municipal Bond Fund is a non-diversified investment portfolio which means that more than 5% of its assets may be invested in each of one or more issuers. Since a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers, the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment portfolio would be. The Fund intends to satisfy the diversification requirements necessary to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). In part, Subchapter M requires that, at the close of each quarter of the taxable year, those issues which represent more than 5% of the Fund's assets be limited in aggregate to 50% of the Fund and that no one issue exceed 25% of the Fund's total assets.

NEW JERSEY MUNICIPAL BOND FUND At least 80% of this Fund's assets will be invested in municipal securities, the interest on which is exempt from federal income tax. Under normal circumstances, at least 65% of the Fund's assets will be invested in municipal securities, the interest on which is exempt from New Jersey personal income tax ('New Jersey Municipal Securities').
      This Fund will primarily purchase (i) municipal bonds rated in one of the three highest rating categories; (ii) municipal notes rated in one of the two highest rating categories; (iii) commercial paper rated in one of the two highest short-term categories; or (iv) any of the foregoing determined by CoreStates Advisers to be of comparable quality at the time of investment. However, CoreStates Advisers has discretion to invest up to 20% of the Fund's assets in municipal bonds rated BBB or better by S&P or Baa or better by Moody's. See 'Description of Ratings.'
      New Jersey Municipal Bond Fund will invest more than 25% of its net assets in municipal securities whose issuers are located in New Jersey. This Fund may also invest up to 20% of its assets in Taxable Obligations, as described above.
      New Jersey Municipal Bond Fund may also hold a portion of its assets in cash. Under normal market conditions, such holdings will

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                                                                    /X/ COREFUND

not exceed 1% of the Fund's net assets. To the extent that the Fund's assets are invested in cash, they will not be invested so as to meet such Fund's investment objective. There are no restrictions on the average maturity of New Jersey Municipal Bond Fund or the maturity of a single instrument.
      New Jersey Municipal Bond Fund is a non-diversified investment portfolio, as described above. The Fund intends to satisfy the diversification requirements necessary to comply with Subchapter M of the Code.

GLOBAL BOND FUND Global Bond Fund will invest, under normal circumstances, at least 65% of its total assets in high quality fixed income securities or debt obligations of foreign or domestic government entities, corporations or supranational agencies. The Fund will invest in at least three supranational agencies or countries. Supranational agencies will include, but not be limited to, the International Bank of Reconstruction and Development, the InterAmerican Development Bank, and the Asian Development Bank. Countries will include, but not be limited to, Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. Although this Fund will concentrate its investments in the developed countries listed above, it may invest up to 5% of its assets in similar securities or debt obligations that are denominated in the currencies of developing countries and that are of comparable quality to such securities and debt obligations at the time of purchase as determined by CoreStates Advisers and the sub-adviser, Alpha Global Fixed Income Managers, Inc.

      Subject to approval by shareholders, the Board of Directors has proposed that the Global Bond Fund be classified as a 'non-diversified' investment company so that greater than 5% of such Fund's assets may be invested in the securities of a single issuer. As a result of foreign government securities being subject to this diversification requirement, the Board believes that the change to a 'non-diversified' investment company will benefit the Fund and shareholders. Global Bond Fund will continue to be subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

      This Fund will strive to take maximum advantage of financial and economic developments and currency fluctuations. All of its investments will be in quality securities denominated in various currencies, including the European Currency Unit, and will be rated in one of the highest four rating categories by a nationally recognized statistical rating agency or of comparable quality at the time of purchase as determined by the advisers.
      There are no restrictions on the average maturity of Global Bond Fund or the maturity of any single instrument. Maturities may vary widely depending on the advisers' assessment of interest rate trends and other economic and market factors. In the event a security owned by Global Bond Fund is downgraded below rating categories discussed above, the advisers will review the situation and take appropriate action with regard to the security.

                                                                            ----
                                                         Investment Policies  33


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  INFORMATION ON THE FUNDS (CONTINUED)

MONEY MARKET FUNDS _____________________________________________________________

Investments by money market funds such as Cash Reserve, Treasury Reserve and Tax-Free Reserve are subject to limitations imposed under regulations adopted by the Securities and Exchange Commission (the 'SEC'). These regulations generally require money market funds to acquire only U.S. dollar denominated obligations maturing in 397 days or less, although securities subject to repurchase agreements, securities with optional and mandatory tender provisions, variable rate demand obligations and certain other securities may bear longer maturities. Money market funds also must maintain a dollar-weighted average portfolio maturity of 90 days or less.

      In addition, money market funds may acquire only obligations that represent minimal credit risks and that are 'eligible securities' which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a 'first tier security'), or
(ii) rated according to the foregoing criteria in the second highest short-term rating category, or, if unrated, determined to be of comparable quality (a 'second tier security'). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. CoreStates Advisers will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by CoreFunds' Board of Directors. The Directors must also approve or ratify the acquisition of unrated securities or securities rated by only one rating organization. Investments in second tier securities are subject to the further constraints that (i) no more than 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. In addition, a Fund may only invest up to 25% of its total assets in the first tier securities of a single issuer for three business days.


CASH RESERVE Cash Reserve intends to achieve its investment objective by investing in a diversified portfolio of money market instruments of the highest quality, including a broad range of U.S. dollar-denominated government, bank, and commercial paper obligations. By investing only in high quality money market instruments with remaining maturities of 13 months or less, Cash Reserve strives to capture the highest yield possible within safety, compliance, and liquidity parameters.

TREASURY RESERVE Treasury Reserve intends to achieve its investment objective by investing in direct obligations of the U.S. Treasury, such as bills, bonds, and notes and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system, known as Separately Traded Registered Investment and Principal Securities ('STRIPS'), and in repurchase agreements relating to direct U.S. Treasury obligations.

TAX-FREE RESERVE Tax-Free Reserve invests substantially all of its assets in a diversified portfolio consisting of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the

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                                                                    /X/ COREFUND

interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax. The municipal securities in which this Fund invests are described in 'Types of Securities in Which the Funds Invest.' In managing Tax-Free Reserve, the investment adviser uses a strategy that aims to take advantage of key seasonal supply and demand factors that govern short-term rates.
      Although CoreStates Advisers has no present intention of doing so, up to 20% of all assets in this Fund can be invested in taxable debt securities for defensive purposes or when sufficient tax-exempt securities considered appropriate by CoreStates Advisers are not available for purchase.

OTHER INVESTMENT PRACTICES OF THE FUNDS ________________________________________

In addition to the investments described above, the Funds may engage in a number of additional investment practices, as discussed below:

REPURCHASE AGREEMENTS--All Funds
Under certain circumstances, the Funds may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, a Fund purchases securities ('collateral') from financial institutions such as banks and broker-dealers ('seller') which are deemed to be creditworthy under guidelines approved by the Fund's management, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities). The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by CoreFunds' custodian in the Federal Reserve book-entry system. Default by the seller could, however, expose a Fund to loss in the event of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the 'Investment Company Act').

REVERSE REPURCHASE AGREEMENTS--
All Funds
Each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund enters into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it places in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the Investment Company Act.

                                                                            ----
                                                         Investment Policies  35

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  INFORMATION ON THE FUNDS (CONTINUED)

OTHER INVESTMENT COMPANIES--All Funds
The Funds may invest in the securities of other investment companies. Such shares will be purchased by the Funds within the limits prescribed by the Investment Company Act. Such investments will be limited to amounts not in excess of 5% of a Fund's total assets at the time of purchase.

PUT TRANSACTIONS--Intermediate Municipal Bond Fund, Short Intermediate Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Global Bond Fund, Tax-Free Reserve
These Funds may purchase securities subject to a put. A 'put' feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying municipal securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise receivable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit these Funds to meet redemption requests and remain as fully invested as possible in municipal securities. These Funds will limit their put transactions to institutions which their advisers believe present minimal credit risk.
      There is no limit to the percentage of portfolio securities that each Fund may purchase subject to a put, but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in such Fund will not exceed 1/2 of 1% of the value of the total assets of the Fund calculated immediately after any such put is acquired.


WHEN-ISSUED SECURITIES--Equity Fund, Special Equity Fund, Intermediate
Municipal Bond Fund, Short Intermediate Bond Fund, Bond Fund, Short-Term Income Fund, Government Income Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Global Bond Fund, Tax-Free Reserve
These Funds may purchase securities on a 'when-issued' basis. When-issued securities are subject to settlement on a future date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund's assets. Each Fund will establish one or more segregated accounts with the custodian and will maintain liquid assets in such accounts in an amount at least equal to the value of its commitments to purchase when-issued securities.


MUNICIPAL LEASE OBLIGATIONS--
Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Tax-Free Reserve
Municipal lease obligations are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund. Certificates of participation in municipal lease obligations or installment sales

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                                                                    /X/ COREFUND

contracts entitle the holder to a proportionate interest in the lease-purchase payments made.

FORWARD CURRENCY CONTRACTS--
International Growth Fund, Global Bond Fund
International Growth Fund and Global Bond Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities. These Funds will not enter into such contracts for speculative purposes.
      A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In addition, International Growth Fund and Global Bond Fund may be required to segregate certain assets when entering into such contracts, in order to complete the settlement transactions in the future. The contracts may be bought or sold in amounts up to 100% of exposure to protect a Fund to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar. Such contracts, which protect the value of a Fund's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.


FUTURES CONTRACTS OR OPTIONS TRANSACTIONS--Equity, Special Equity, International Growth Fund, Global Bond Fund
International Growth Fund and Global Bond Fund may purchase futures contracts and may purchase, sell, and write options on securities (including puts and calls) to a limited extent. Specifically, these Funds may purchase futures contracts provided that not more than 5% of its total assets are acquired as a futures contract; in addition, such Funds may purchase futures contracts or enter into options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of its total assets. International Growth Fund and Global Bond Fund do not intend to use options on futures contracts.


      The Equity Fund and Special Equity Fund may also purchase put and call options on securities for the purpose of hedging against market risks related to its portfolio securities. These funds may also engage in writing covered call options as deemed appropriate by CoreSates Advisers. Each Fund may purchase put and call options in an amount not exceeding 5% of its net assets. Under normal conditions, it is not expected that the underlying value of portfolio securities subject to options transactions would exceed 50% of the net assets of a Fund.

      Futures contracts or options transactions may be used for several reasons: to maintain cash reserves while remaining fully invested; to facilitate trading; to reduce transactions costs; or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or

                                                                            ----
                                                         Investment Policies  37


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  INFORMATION ON THE FUNDS (CONTINUED)


index. The Funds may not use futures contracts or options transactions to leverage their net assets, or for speculative purposes.


      For example, in order to remain fully invested in stocks while maintaining liquidity to meet potential shareholder redemptions, the Funds may invest a portion of their assets in futures contracts or options transactions as applicable. Because futures contracts only require a small marginal deposit and options contracts a small premium payment, these Funds would then be able to maintain a cash reserve for potential redemptions, while at the same time remaining fully exposed to markets. Also, because transaction costs of futures and options may be lower than the costs of investing in securities directly, it is expected that the use of futures contracts and options transactions may reduce the total transaction costs of such Funds.


      The primary risks associated with the use of futures and options are (i) imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of a Fund's underlying securities. The risk that the Funds will be unable to close out an outstanding futures and/or options position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although these Funds will not use futures and/or options contracts for speculative purposes, there is the risk that the advisers of these Funds could be incorrect in their assessment of the direction of stock prices.



ILLIQUID SECURITIES--All Funds


The Funds may invest up to 10% of their assets in illiquid securities except for the CoreFund, Special Equity Fund, Balanced Fund, Bond Fund, Short-Term Income Fund, Government Income Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, and Global Bond Fund which may invest up to 15% of their assets in illiquid securities. Under the supervision of CoreFunds' Board of Directors, each Fund's advisers determine the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.



LENDING OF SECURITIES--Equity Fund, Special Equity Fund, International Growth Fund, Bond Fund, Short-Term Income Fund, Global Bond Fund
Each of these Funds may lend their portfolio securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Each Fund may lend portfolio securities with a value of up to 50% of its total assets. Such loans may be terminated at any time. International Growth Fund and Global Bond Fund will receive cash, government or government agency securities as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Funds will be invested in short-term debt securities.


----
 38   Investment Policies

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                                                                    /X/ COREFUND

      These Funds will retain most rights of beneficial ownership including dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending. The Funds will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Loans will be made only to borrowers deemed by CoreStates Advisers to be of good standing.
      Such loans would involve risk of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned, or risk of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.


ASSET-BACKED SECURITIES--Bond Fund, Short-Term Income Fund
These Funds will invest only in privately-issued asset-backed securities, which are readily marketable and rated at the time of purchase in the two highest rating categories assigned by a Rating Organization. For a description of rating symbols see the Appendix to the Statement of Additional Information.


MORTGAGE-BACKED SECURITIES--Bond Fund, Short-Term Income Fund
These Funds will invest only in privately-issued mortgage-backed securities which are readily marketable and rated at the time of purchase in the two highest rating categories assigned by a Rating Organization. For a description of rating symbols see the Appendix to the Statement of Additional Information.


SWAPS--Global Bond Fund
Global Bond Fund may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors as a way of managing its exposure to different types of investments. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a 'notional principal amount,' in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
      Swap agreements will tend to shift the Global Bond Fund's investment exposure from one type of investment to another. For example, if this Fund agrees to exchange payments in U.S. dollars for receipts in foreign currency, the swap agreement would tend to increase the Fund's exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of Global Bond Fund's investments and its share price and yield.

                                                                            ----
                                                         Investment Policies  39


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  INFORMATION ON THE FUNDS (CONTINUED)

      Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions. Any obligation a Fund may have under these types of arrangements will be covered by setting aside high quality liquid securities in a segregated account. Global Bond Fund will enter into swaps only with counterparties deemed creditworthy by its advisers.
/X/
TYPES OF
SECURITIES IN
WHICH THE
FUNDS INVEST

The various types of securities in which the Funds invest are described below.

EQUITY FUNDS ___________________________________________________________________


GROWTH EQUITY FUND
EQUITY FUND
SPECIAL EQUITY FUND
INTERNATIONAL GROWTH FUND

The types of equity securities in which these Funds invest generally include common stocks, preferred stocks and convertible securities.


BALANCED FUND In addition to equity securities, Balanced Fund may invest in fixed income securities. The fixed income securities in which this Fund will invest consist of bonds, debentures, notes and similar obligations or instruments which constitute a security and evidence indebtedness, including U.S. Government obligations, mortgage-backed securities and bank obligations (as described below). Balanced Fund may also invest in corporate bonds which are rated, at time of purchase, A or higher by S&P or Moody's.

TAXABLE FIXED INCOME FUNDS _____________________________________________________


SHORT INTERMEDIATE BOND FUND
BOND FUND
SHORT-TERM INCOME FUND

The various types of securities which may be purchased by these Funds include the following:


U.S. Government Obligations--
      1. U.S. Treasury Securities-includes bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States. They differ mainly in interest rates, maturities, and dates of issue.
      2. U.S. Government Agency Securities-issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies. These include obligations supported by the right of the issuer to borrow from the Treasury, such as those of the Export-Import Bank of the United States; obligations supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations, such as those of the Federal National Mortgage Association ('FNMA'); and obligations supported only by the credit of the agency or instrumentality, such as those of the Student Loan Marketing Association ('SLMA'). However, no assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

----
 40   Types of Securities

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                                                                    /X/ COREFUND


Zero Coupon Obligations--


The Bond Fund and Short-Term Income Fund may invest in zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity, provided that immediately after any purchase not more than 5% of the value of the net assets of the respective Fund would be invested in such obligations.


Bank Obligations--

      1. Certificates of Deposit--negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods.


      2. Bankers' Acceptances--negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are 'accepted' by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity.

      Each of Short Intermediate Bond Fund and Intermediate Municipal Bond Fund, as well as Balanced Fund, will limit its purchases of bank obligations to those of domestic branches of U.S. banks having total assets at the time of purchase of $1 billion or more as shown on their last published financial statements at the time of investment.

Mortgage-Backed Securities--
These securities may be issued or guaranteed by U.S. Government agencies such as the Government National Mortgage Association ('GNMA'), FNMA, or the Federal Home Loan Mortgage Corporation ('FHLMC'). GNMA mortgage-backed certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA certificates. Each GNMA certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. FNMA, a federally chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. There can be no assurance that the United States Government would provide financial support to FNMA or FHLMC if necessary in the future.
      Mortgage-backed securities also include collateralized mortgage obligations ('CMOs') or real estate mortgage investment conduits ('REMICs'), a type of CMO. CMOs or REMICS are mortgage pass-throughs issued in multiple classes. In a CMO, a series of bonds or certificates are usually issued in multiple classes. Each class of CMOs is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired

                                                                            ----
                                                         Types of Securities  41

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid. Interest typically is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.
      The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. In a common structure, payments of principal, including any principal payments, on the underlying mortgage assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Asset-backed Securities--
Asset-backed securities consist of securities secured by company receivables, truck and auto loans, leases and credit card receivables. These issues are normally traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.


Corporate Securities--
Corporate securities include corporate bonds, convertible and non-convertible debt securities, and preferred stocks, as well as commercial paper. Corporate securities in which these Funds may invest must satisfy certain minimum ratings at the time of purchase by Moody's or S&P. Corporate bonds must be rated A or better by S&P or Moody's.


GOVERNMENT INCOME FUND Government Income Fund may invest in U.S. Government obligations, mortgage-backed securities and asset-backed securities, as defined above.

GLOBAL BOND FUND Global Bond Fund may invest in fixed income or debt obligations issued or guaranteed by the U.S. Government or a foreign government, or by one of its agencies, authorities, instrumentalities or political subdivisions; fixed income or debt obligations issued or guaranteed by supranational entities; and corporate securities and bank obligations, as described above.

TAXABLE MONEY MARKET FUNDS _____________________________________________________

CASH RESERVE The various types of securities invested in by Cash Reserve include U.S. Government obligations, bank obligations, and asset-backed securities, as described above.
      With respect to U.S. Government obligations, in addition to bills, notes and bonds issued by U.S. Government agencies, Cash Reserve may invest in STRIPS as defined above in 'Investment Policies-Treasury Reserve.' STRIPS may be sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. See also 'Taxes.'
      With respect to bank obligations, in addition to certificates of deposit and bankers' acceptances, Cash Reserve may invest in foreign securities and time deposits. Time deposits are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time. Such deposits cannot be withdrawn before the date specified at the time of deposit.
      With respect to asset-backed securities, Cash Reserve may invest only in asset-backed securities having final maturity dates of 13 months or less.
      Cash Reserve may also invest in the following types of securities:

----
 42   Types of Securities

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

Commercial Paper--
Commercial paper are short-term promissory notes issued by corporations, including variable amount master demand notes, having short-term ratings at the time of purchase of 'Prime-1' by Moody's and/or 'A-1' or better by S&P.
      Variable amount master demand notes in which Cash Reserve may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. The rate of interest on such notes is generally based upon the interest rates for commercial paper issued by the master demand note issuer. The rate will be adjusted automatically at periodic intervals which normally will not exceed 31 days but may extend longer. Because master demand notes are direct lending arrangements between such Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for issuers of commercial paper. CoreStates Advisers will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status to meet payment on demand.

Receipts--
Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include 'Treasury Receipts' ('TR'S'), 'Treasury Investment Growth Receipts' ('TIGR'S'), and 'Certificates of Accrual on Treasury Securities' ('CATS').

TREASURY RESERVE Treasury Reserve may invest in U.S. Treasury obligations, such as bills, notes and bonds, and in separately traded interest and principal component parts of such obligations, such as STRIPS. Treasury Reserve may also invest in repurchase agreements fully collateralized by U.S. Treasury obligations.

TAX-FREE FIXED INCOME AND MONEY MARKET FUNDS ___________________________________

INTERMEDIATE MUNICIPAL BOND FUND
PENNSYLVANIA MUNICIPAL BOND FUND
NEW JERSEY MUNICIPAL BOND FUND
TAX-FREE RESERVE These Funds will invest in municipal securities. The two principal classifications of municipal securities which may be held by these Funds are 'general obligation' securities and 'revenue' securities. These are discussed below, along with other municipal securities in which these Funds may invest.

1. General Obligation Securities
'General obligation' securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

                                                                            ----
                                                         Types of Securities  43

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

2. Revenue Securities
'Revenue' securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed. Industrial development and pollution control bonds held by these Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

3. Moral Obligation Bonds
The portfolios of these Funds may also include 'moral obligation' bonds, which are normally issued by special-purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

4. Variable Rate Demand Obligations
Municipal securities purchased by these Funds may include 'variable rate demand obligations,' which are tax-exempt obligations upon which interest is payable at a floating or variable rate. While there may be no active secondary market with respect to a particular variable rate demand obligation purchased by such Funds, they normally may demand payment of the principal of and accrued interest on the obligation upon not more than seven days' notice and may resell the obligation at any time to a third party. The absence of any active secondary market, however, could make it difficult for such Funds to dispose of a variable rate demand obligation if the issuer defaulted on its payment obligation, and they could, for this or other reasons, suffer a loss to the extent of the default.

5. When-Issued Securities
These Funds may purchase municipal securities on a 'when-issued' basis, as described in 'Other Investment Practices of the Funds.' Each Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets, absent unusual market conditions, and does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objective. Because each Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities should ever exceed 25% of the value of its total assets.

PENNSYLVANIA MUNICIPAL SECURITIES
In managing the portfolios of Intermediate Municipal Bond Fund and Tax-Free Reserve, CoreStates Advisers intends to invest, when possible, such Funds' assets in Pennsylvania Municipal Securities, provided the investment is consistent with the Funds' investment objectives and policies and their status as diversified investment companies. Because of the relatively limited number of Pennsylvania municipal issuers and the restricted supply of outstanding municipal securities issued by them that meet the Funds' investment criteria, CoreStates Advisers cannot predict precisely what percentage of each Fund's portfolio will be invested in such issuers.
      Except as stated above with respect to Pennsylvania Municipal Securities, CoreStates Advisers does not intend on a regular basis to

----
 44   Types of Securities

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

invest more than 25% of either Intermediate Municipal Bond Fund's or Tax-Free Reserve's total assets in (i) municipal securities whose issuers are in the same state, (ii) municipal securities, the interest on which is paid solely from revenues of similar projects, and (iii) industrial development bonds, although it may do so from time to time. To the extent such Funds' assets are so concentrated, they would be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects, and bonds to a greater extent than it would be if its assets were not so concentrated.

AMT OBLIGATIONS
While Intermediate Municipal Bond Fund and Tax-Free Reserve are permitted to purchase 'private activity bonds' that are subject to the Alternative Minimum Tax (the 'AMT') imposed by Section 55 of the Code, these Funds do not currently hold or anticipate purchasing such bonds. If they did so, however, a portion of the dividends received would be subject to the AMT. The purchase of such bonds by these Funds could have a material effect on the AMT liability of their investors, and hence these Funds do not intend to invest any portion of their assets in such bonds.
      Corporate shareholders, however, should note that all exempt-interest dividends are includable in the computation of 'adjusted current earnings' for AMT purposes, regardless of when the bonds from which they are derived were issued or whether they are derived from 'private activity bonds.' Accordingly, corporate shareholders should consult their tax advisers regarding the impact that holding shares of these Funds would have on their own AMT liability.

TEMPORARY INVESTMENTS __________________________________________________________

On occasion, a Fund may be unable to achieve its investment objective due to market conditions. Under such circumstances, a Fund is permitted to make certain temporary investments which deviate from the investment policies described above. Such investments may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against potential or serious stock market declines. The temporary investments the Funds are permitted to make under such circumstances are described below.


GROWTH EQUITY FUND
EQUITY FUND
SPECIAL EQUITY FUND
INTERNATIONAL GROWTH FUND
Although these Funds normally seek to remain fully invested in equity securities, they may invest all or a portion of their assets temporarily in certain short-term and fixed income vehicles, in accordance with the investment restrictions described herein. Money market instruments, such as commercial paper, and fixed income securities, such as bonds, must be assigned, or determined by the advisers to be equal to, certain minimum ratings in each category by either Moody's or S&P at the time of purchase by a Fund. Temporary investments may include the following:

      Money Market Instruments
      U.S. Government Obligations
      Fixed Income Securities
      Repurchase Agreements

BALANCED FUND Although Balanced Fund normally seeks to remain fully invested in a combination of equity, fixed income, and

                                                                            ----
                                                         Types of Securities  45

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  INFORMATION ON THE FUNDS (CONTINUED)

money market securities, when CoreStates Advisers determines that market conditions warrant, it may invest up to 100% of its assets in money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, and commercial paper rated, at time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by the investment adviser at time of purchase, and other long- and short-term debt instruments which are rated A or higher at time of purchase, and may hold a portion of its assets in cash reserves.


PENNSYLVANIA MUNICIPAL BOND FUND
NEW JERSEY MUNICIPAL BOND FUND
Each of the Funds may increase its investment in Taxable Obligations to over 20% of its total assets if suitable tax-exempt obligations are unavailable or for temporary defensive purposes.


GLOBAL BOND FUND For temporary defensive purposes, when the advisers determine that market conditions warrant, Global Bond Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt issues and repurchase agreements. This Fund may hold a portion of its assets in cash for liquidity purposes.

TAX-FREE RESERVE Tax-Free Reserve may hold uninvested cash reserves which do not earn income (pending investment) during temporary defensive periods or if, in the opinion of CoreStates Advisers, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. In addition, such Fund may invest from time to time, to the extent consistent with its investment objective, a portion of its assets on a temporary basis or for temporary defensive purposes in short-term money market instruments, the income from which is subject to federal income tax.
      Temporary investments will generally not exceed 20% of the total assets of Tax-Free Reserve except when made for temporary defensive purposes, and may include obligations of the U.S. Government or its agencies or instrumentalities; debt securities (including taxable commercial paper) of issuers having been assigned, at the time of purchase, the highest short-term rating of either Moody's or S&P; certificates of deposit or bankers' acceptances of domestic branches of U.S. banks with total assets at the time of purchase of $1 billion or more; repurchase agreements with respect to such obligations; or reverse repurchase agreements.

/X/
INVESTMENT
RESTRICTIONS

Investment policies of the Funds that are not fundamental may be changed by the Board of Directors without shareholder approval, provided such changes are deemed to be consistent with a Fund's objective and in the best interests of its shareholders. However, the investment objectives of each Fund, along with the restrictions and limitations described herein and in the Statement of Additional Information, are fundamental and may be changed only by the affirmative vote of a

----
 46   Investment Restrictions

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

majority of the outstanding shares of such Fund. See 'Description of Shares.'

A FUND MAY NOT:
      1. Make loans, except that each Fund may purchase or hold certain debt instruments and enter into repurchase agreements, in accordance with its policies and limitations.
      2. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts not to exceed 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. A Fund will not purchase any securities while its borrowings (including reverse repurchase agreements) are outstanding.

      3. Invest more than 10% of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days or the lending of securities which provide for settlement more than seven days after notice. This fundamental restriction does not apply to Balanced Fund, Government Income Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Global Bond Fund, Equity Fund, Special Equity Fund, Bond Fund, and Short-Term Income Fund. These Funds, as a matter of non-fundamental investment policy, may invest up to 15% of their assets in illiquid securities.


      4. Purchase securities of any one issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation. With respect to the Fixed Income Funds and Cash Reserve, however, there is no limit to the percentage of assets that may be invested in U.S. Treasury bills and notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. With respect to Global Bond Fund, there is no limit to the percentage of assets that may be invested in securities issued by foreign governments. This restriction does not apply to Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund or Treasury Reserve. Subject to shareholder approval, the Board of Directors has proposed that this restriction not apply to the Global Bond Fund.

      5. Invest 25% or more of its total assets in any one industry. For purposes of this limitation, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents, and utilities will be divided according to their services--for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry. This restriction does not apply to Treasury Reserve.
      With respect to Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Tax-Free Reserve, this limitation does not apply to investments in tax-exempt

                                                                            ----
                                                     Investment Restrictions  47

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  INFORMATION ON THE FUNDS (CONTINUED)

securities issued by governments or political sub-divisions of governments.
      With respect to Global Bond Fund, there is no limitation with respect to obligations issued by the U.S. Government, by foreign governments, or by supranational agencies.
      With respect to Cash Reserve, there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its instrumentalities.

EQUITY FUNDS In addition, an Equity Fund may not purchase the securities of any one issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 10% of the voting securities of such issuer would be held by the Fund.

TREASURY RESERVE In addition, Treasury Reserve may not purchase securities other than direct obligations of the U.S. Treasury, such as Treasury bills and notes, none of which may be subject to repurchase agreements.

PORTFOLIO TURNOVER It is not a policy of the Funds to purchase or sell securities for trading purposes. However, the advisers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. Generally, the Funds will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. It is expected that the Equity Funds' annual portfolio turnover rates will not exceed 100%. A 100% rate of turnover would occur, for example, if all of a portfolio's securities are replaced within a one year period. With respect to the Fixed Income Funds, the annual portfolio turnover rate may exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities. With the exception of Global Bond Fund, however, it is expected that the annual turnover rate for the Fixed Income Funds will not exceed 250%.
      High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. As a general rule, net gains are distributed to shareholders and will be taxable at ordinary income tax rates, for federal income tax purposes, regardless of long- or short-term capital gains status. See 'Distributions' and 'Taxes' for more information on taxation. The tables set forth in 'Financial Highlights' present the Funds' historical portfolio turnover rates.

/X/
INVESTOR
CONSIDERATIONS

INVESTMENT SUITABILITY _________________________________________________________

EQUITY FUNDS
The Equity Funds are appropriate for investors seeking long-term growth. Historically, equities have provided significantly higher returns than fixed income and money market instruments, yet subject the investor to greater price fluctuation. The CoreFund Equity Funds offer a range of growth and risk characteristics, incorporating high grade domestic and international securities.


Growth Equity Fund
Equity Fund
Special Equity Fund
These Funds are appropriate for investors who are seeking long-term income and capital


----
 48   Investor Considerations

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                                                                    /X/ COREFUND

appreciation, and who do not need to earn current income from their investments in a Fund. They are suited to those investors who are willing to hold their investments over a long horizon in anticipation of the returns that common stocks may provide. Because these Funds invest in equity securities, investors should be able to tolerate fluctuations in the principal value of their investment. Investors should be cognizant of the inherent volatility in the stock market, and the investment risks discussed below; and understand that all investments carry a risk factor.

Balanced Fund
Balanced Fund is appropriate for investors who seek to capture the interest income of bonds and the capital appreciation of stocks while reducing risk through diversification among these securities.

International Growth Fund
International Growth Fund is appropriate for investors who are seeking long-term capital appreciation, and who do not need to earn current income from their investment in a Fund. International Growth Fund is suited to those investors who are willing to hold their investment over a long horizon in anticipation of the returns that foreign stocks may provide. Because the Fund invests in foreign equity securities, investors should be able to tolerate fluctuations in the principal value of their investment. Investors should be cognizant of the unique risks of international investing, including their exposure to currency fluctuations; and understand that all investments carry a risk factor.

FIXED INCOME FUNDS
These Funds are appropriate for investors seeking an investment vehicle that offers a higher level of current income with low to moderate share price fluctuations. These Funds differ primarily by their average maturity, credit quality, and tax status.
      Short Intermediate Bond Fund will purchase U.S. Government and corporate securities rated A or better and is expected to have an average maturity of no more than five years.

      Bond Fund will normally invest in domestic and foreign corporate debt securities, U.S. government securities, mortgage-backed securities and asset-backed securities, without limitation to the average maturity of the Fund.


      Short-Term Income Fund will invest in a diversified portfolio of investment-grade debt securities, including corporate debt securities and U.S. government securities, having an expected or remaining maturity of three years or less. The Fund is expected to have an average dollar-weighted maturity of approximately one year.

      Government Income Fund will invest only in obligations issued or guaranteed by the U.S. Government and its agencies. There is no limit to the average maturity so it is appropriate for investors who seek a higher level of current income than that which is generally possible with money market funds, and who can tolerate moderate fluctuations in principal value.
      Intermediate Municipal Bond Fund is for investors seeking income exempt from federal income taxes, generally investors in a high income tax bracket. This Fund will only purchase securities rated A or better and is expected to have an average maturity of three to ten years.
      Pennsylvania Municipal Bond Fund is appropriate generally for investors seeking an investment vehicle that offers a higher

                                                                            ----
                                                     Investor Considerations  49

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  INFORMATION ON THE FUNDS (CONTINUED)

level of current income exempt from federal income taxes and (as to Pennsylvania residents) Pennsylvania income taxes, with low to moderate share price fluctuations.
      New Jersey Municipal Bond Fund is appropriate generally for investors seeking an investment vehicle that offers a higher level of current income exempt from federal income taxes and (as to New Jersey residents) New Jersey income taxes, with low to moderate share price fluctuations.
      Global Bond Fund is suitable for long-term investors who are looking for both income and capital appreciation from a portfolio of fixed income securities denominated in U.S. and foreign currencies. Because the value of the securities will fluctuate with changes in interest rates and relative currency values, investors must be willing to invest their money over a longer time horizon in anticipation of the returns afforded by a diversified portfolio of U.S. and foreign bonds.

MONEY MARKET FUNDS
As each of these Funds is designed and managed to maintain a stable price per share of $1.00, they provide liquidity and a high degree of safety for investors who are unable to tolerate fluctuations in the principal value of their investments.
      Cash Reserve is appropriate for investors who are seeking an investment vehicle that provides current interest income at competitive rates of return.
      By investing in direct obligations of the U.S. Treasury, Treasury Reserve affords an extra margin of protection for investors for whom a high degree of safety is a primary concern. Treasury Reserve is considered to be the most secure of the Money Market Funds. This Fund is appropriate for investors who are seeking an investment vehicle that provides current interest income at competitive rates of return. Tax-Free Reserve is appropriate for conservative investors in higher-level federal income tax brackets who may benefit from an investment that offers current interest income that is at least 80% free of federal income taxes. Therefore, investors contemplating the purchase of this Fund should first consider their 'taxable equivalent yield.' This is the comparison between the tax-exempt yield from Tax-Free Reserve and the equivalent yield from a taxable investment, using a calculation that takes into account the investor's current tax bracket. Tax-Free Reserve's current taxable equivalent yield may be obtained by contacting its distributor.

INVESTMENT RISKS _______________________________________________________________

The Funds differ significantly in terms of risk. Because of the concerns listed below, a Fund should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics--including common stocks, bonds and different types of money market instruments. Investors may also wish to complement an investment in a Fund with other portfolios offered by CoreFunds.

EQUITY FUNDS
The Equity Funds are subject to market risk and fund risk. Market risk is the possibility that stock prices in general will decline over short or even extended periods of time. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Fund risk is the possibility that a Fund's performance during a specific period may not meet or exceed that of the stock market as a whole. Therefore, investors should consider their holdings in equity mutual funds to be long-term investments. In addition to the risks noted

----
 50   Investor Considerations

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                                                                    /X/ COREFUND

above for all equity funds, the following equity funds are also subject to additional risks as described below.

Balanced Fund
With respect to Balanced Fund, the market value of fixed income securities bears an inverse relationship to changes in market interest rates. Moreover, changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the market value of these securities. Each of these factors will cause the net asset value of shares of Balanced Fund to fluctuate over time.
      In addition, mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of declining interest rates, pre-payment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fund are prepaid, the Fund must reinvest the proceeds in securities, the yield of which reflects prevailing interest rates, which may be lower than the yield on the prepaid securities. Thus, mortgage-backed securities may not be an effective means of locking in long-term interest rates for Balanced Fund.

International Growth Fund
In addition to market and fund risk, International Growth Fund is also subject to currency risk. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities held by the Fund. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for U.S. investors will usually be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign stocks will usually be enhanced. In addition, investments in foreign stock markets can be as volatile, if not more volatile, than investments in U.S. markets.
      Investors should also recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since this Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, its portfolio will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of International Growth Fund permit it to enter into forward foreign currency exchange contracts in order to hedge its holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.
      In addition, as foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers, and

                                                                            ----
                                                     Investor Considerations  51

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  INFORMATION ON THE FUNDS (CONTINUED)

listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.
      Although International Growth Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Moreover, transactions executed on foreign exchanges may be subject to longer settlement periods than transactions executed on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than typical expenses for custodial arrangements for handling U.S. securities of equal value.

      Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising International Growth Fund's portfolio. However, these foreign withholding taxes are not expected to have a significant impact since this Fund's investment objective is to seek long-term capital appreciation and any income should be considered incidental.
      International Growth Fund attempts to reduce international investment risks by diversifying among as many foreign economies and currencies as possible. This includes investments in both developed and selected emerging markets. In addition, the International Growth Fund offers its shareholders the ability to diversify their equity investments to reduce the risk of having such investments affected solely by political and economic events in one country.


FIXED INCOME FUNDS
Securities held by the Fixed Income Funds may be subject to several types of investment risk, including market risk, credit risk, and call risk. With respect to these Funds, market risk (or interest rate risk) is the potential for a decline in the price of fixed income securities due to rising interest rates. Market risk will be greater for longer term securities than for shorter term securities. Credit risk is the possibility that a bond issuer will be unable to make timely payments of either principal or interest. Call risk (or income risk) relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity. Such an event would require a Fund to invest the resulting proceeds elsewhere, at generally lower interest rates, which would cause fluctuations in the Fund's net income.

      Short Intermediate Bond Fund, Bond Fund and Short-Term Income Fund may also be exposed to event risk, the possibility that corporate fixed income securities held by these Funds may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings (mergers, leveraged buyouts, takeovers or similar events) are often financed by a significant expansion of corporate debt. As a result, the credit quality and market value of a firm's existing debt securities may decline significantly. While event risk may be high for certain corporate securities held by these Funds, event risk in the aggregate should be low because of the Funds' diversified holdings.


      The Bond Fund, Short-Term Income Fund and Government Income Fund may all


----
 52   Investor Considerations

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                                                                    /X/ COREFUND


acquire mortgage-backed and asset-backed securities, and therefore, may be subject to the risks associated with these securities, which are described above.

      The concentration of investments in Pennsylvania Municipal Securities by the Pennsylvania Municipal Bond Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of the Fund and the portfolio securities held by it. Rising medical assistance costs, a slow rate of economic recovery, increased costs of union contracts, rising unemployment and the potential negative impact of pending litigation may place increased pressures on the tax resources of the Commonwealth and its municipalities. See 'Special Risk Factors--Pennsylvania Municipal Securities' in the Statement of Additional Information for further discussion of the risks associated with Pennsylvania Municipal Securities.
      The concentration of investments in New Jersey Municipal Securities by the New Jersey Municipal Bond Fund raises special investment considerations that are discussed under the caption 'Special Risk Factors--New Jersey Municipal Securities' in the Statement of Additional Information. In particular, changes in economic conditions and governmental policies of the State of New Jersey and its municipalities could adversely affect the value of the Fund and the portfolio securities held by it.
      Global Bond Fund is also subject to currency risk and other risks associated with investing in the securities of foreign companies, as described above with respect to International Growth Fund.

MONEY MARKET FUNDS
Securities held by Cash Reserve and Treasury Reserve may be subject, on a limited basis, to credit risk. The credit risk of an investment portfolio is a function of its underlying securities, and in general, securities of somewhat lower credit quality provide correspondingly higher yields.
      Securities held by Tax-Free Reserve may be subject, on a limited basis, to several types of investment risk, including market risk (or interest rate risk), credit risk and call risk (or income risk).

/X/
DISTRIBUTIONS


Shareholders of each Fund are entitled to dividends and distributions arising from the net investment income and capital gains, if any, earned on investments held by such Fund. Class C Shares of the Money Market Funds begin earning dividends on the business day on which the purchase order for the shares is executed and continue to earn dividends through, and including, the day before the redemption order for such shares is executed. Class A Shares of the Fixed Income Funds begin earning dividends on the business day following the day on which the purchase order for the shares is executed and continue to earn dividends through, and including, the day on which the redemption order for such shares is executed.


      Dividends are paid in the form of additional Class A and Class C Shares of a Fund unless a shareholder selects one of the following options on the Account Application Form: Cash Dividend Option--to receive dividends in cash and capital gains distributions in additional shares of the Fund at net asset value; All Cash


                                                                            ----
                                                               Distributions  53

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  INFORMATION ON THE FUNDS (CONTINUED)

Option--to receive both dividends and capital gains distributions in cash. In the absence of either of these selections on the Account Application Form, each purchase of shares is made upon the condition and understanding that the Fund's agent is automatically appointed to receive the dividends and distributions upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the Fund at the net asset value in effect at the close of business on the reinvestment date. Dividends and distributions are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account with the Fund.

      The dividends from Class Y Shares are normally higher than those of Class A or Class C Shares because of the distribution and incremental transfer agent expenses charged to Class A or Class C Shares.

      The Funds maintain different dividend and capital gain distributions policies. These are:


EQUITY FUNDS
Growth Equity Fund
Equity Fund
Special Equity Fund
Balanced Fund
Dividends from the net investment income of each of these Funds are declared and paid to shareholders on a quarterly basis. Distributions of any capital gains will be made at least annually.


International Growth Fund
The net investment income of this Fund is periodically declared and paid as a dividend. Distributions of any capital gains will be made at least annually.

FIXED INCOME FUNDS
MONEY MARKET FUNDS
The net investment income of each of these Funds except Global Bond Fund is declared daily as a dividend to its shareholders and paid monthly. Global Bond Fund will distribute its net investment income in the form of quarterly dividends. Capital gains distributions, if any, will be made by the Fixed Income Funds and Money Market Funds at least annually.
      If any capital gains are realized from the sale of underlying securities, the Funds normally distribute such gains with the last dividend for the calendar year.
      In all Funds except the Money Market Funds, undistributed net investment income is included in the Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the 'ex-dividend' date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

/X/
TAXES

The following is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Potential investors in the Funds are urged to consult their tax advisers with specific reference to their own tax situations.
      The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

----
 54   Taxes

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                                                                    /X/ COREFUND

ALL FUNDS

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with any of CoreFunds' other portfolios. Each Fund intends to qualify for the favorable tax treatment afforded a 'regulated investment company' under the Code. This requires, among other things, that a Fund distribute to its shareholders at least 90% of its net investment income. Provided a Fund meets this 90% distribution and certain other requirements, it will be relieved of federal income tax on that part of its net investment income and any net capital gains (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.
      Whether paid in cash or in additional shares, dividends attributable to a Fund's net investment income (including ordinary income and net short-term capital gains), including any dividends attributable to taxable net investment income of Tax-Free Reserve or Intermediate Municipal Bond Fund, will be taxable to shareholders as ordinary income. Capital gains distributions of all Funds will be taxable as long-term capital gain, regardless of how long a shareholder has held shares.
      Dividends declared by a Fund in October, November, or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund during the following January.

INTERNATIONAL GROWTH FUND
GLOBAL BOND FUND
International Growth Fund and Global Bond Fund will receive dividends and interest paid by foreign issuers which are frequently subject to withholding taxes by foreign governments. Provided that more than 50% of the value of the total assets of either International Growth Fund or Global Bond Fund at the close of any taxable year consists of equity or debt securities of foreign corporations, such Fund may elect (for U.S. federal income tax purposes) to treat each shareholder as having additional income equal to a proportionate amount of such foreign taxes paid by the Fund and as having directly paid such foreign taxes. In addition, if a Fund makes such an election, shareholders will be treated as having directly earned a portion of the Fund's gross income from foreign sources. The Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify shareholders accordingly.

TAX-FREE RESERVE
INTERMEDIATE MUNICIPAL BOND FUND
PENNSYLVANIA MUNICIPAL BOND FUND
NEW JERSEY MUNICIPAL BOND FUND
Each of these Funds expects to qualify to pay exempt-interest dividends to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax. Tax-exempt interest dividends may generally be treated by such Fund's shareholders as items of income excludible from their gross income under the Code unless, under the circumstances applicable to the particular shareholder, exclusion would be disallowed. Exempt-interest dividends may also have certain collateral federal income tax consequences, including Alternative Minimum Tax consequences. Current

                                                                            ----
                                                                       Taxes  55

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  INFORMATION ON THE FUNDS (CONTINUED)

federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of these Funds to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of 'exempt-interest' dividends.
      Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of these Funds is not deductible for federal income tax purposes. Furthermore, these Funds may not be an appropriate investment for persons (including corporations and other business entities) who are 'substantial users' (or persons related to 'substantial users') of facilities financed by industrial development or private activity bonds. Such persons should consult their tax advisers before purchasing shares. A 'substantial user' is defined generally to include 'certain persons' who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.
      Except as noted below, tax-exempt interest dividends and other distributions paid by these Funds may be taxable to investors as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if received directly, would be exempt from such income taxes.

CASH RESERVE
TREASURY RESERVE
TAX-FREE RESERVE
With respect to investments in STRIPS and Receipts which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

PENNSYLVANIA TAX CONSIDERATIONS
For purposes of the Pennsylvania Personal Income Tax and the Philadelphia School District Investment Net Income Tax, distributions which are attributable to interest received by the Pennsylvania Municipal Bond Fund from its investments in Pennsylvania Municipal Securities or in direct obligations of the United States, its territories and certain of its agencies and instrumentalities ('Federal Securities'), including obligations issued by U.S. possessions, are not taxable. Distributions by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania Personal Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Net Income Tax.
      Shares of the Pennsylvania Municipal Bond Fund are exempt from Pennsylvania county personal property taxes and (as to residents of Pittsburgh) from personal property taxes imposed by the City of Pittsburgh and the School District of Pittsburgh to the extent that the Fund's portfolio consists of Pennsylvania Municipal Securities and Federal Securities, including obligations issued by U.S. possessions.
      To the extent that gain on the disposition of a share represents gain realized on Pennsylvania Municipal Securities held by the Pennsylvania Municipal Bond Fund, such gain may be subject to the Pennsylvania Personal Income Tax and the School District Tax,

----
 56   Taxes

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                                                                    /X/ COREFUND

except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

NEW JERSEY TAX CONSIDERATIONS
Investors of the New Jersey Municipal Bond Fund will not be subject to the New Jersey Gross Income Tax on distributions from the Fund attributable to interest income from (and net gain, if any, from the disposition of) New Jersey Municipal Securities or Federal Securities held by the Fund, either when received by the Fund or when credited or distributed to the investors, provided that the Fund meets the requirements for a qualified investment fund by: (i) maintaining its registration as a registered investment company; (ii) investing at least 80% of the aggregate principal amount of the Fund's investments, excluding cash and cash items, in New Jersey Municipal Securities or Federal Securities; and (iii) investing 100% of its assets in interest-bearing obligations, discount obligations, and cash, including receivables.
      For New Jersey Gross Income Tax purposes, net income or gains and distributions derived from investments in other than New Jersey Municipal Securities and Federal Securities, and distributions from net realized capital gains in respect of such investments, will be taxable.
      Gain on the disposition of shares of this Fund is not subject to New Jersey Gross Income Tax, provided that the Fund meets the requirements for a qualified investment fund set forth above.

BACK-UP WITHHOLDING
Generally, the Funds are required to withhold 31% of ordinary income dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations and in certain other circumstances. Shareholders who are not otherwise subject to back-up withholding may avoid this withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to back-up withholding.

IN GENERAL
The sale or redemption of shares of a mutual fund is a taxable event to the selling or redeeming shareholder. Gains or losses (if any) may also be realized from an ordinary redemption of shares, as described herein, or on a telephone exchange among the CoreFunds portfolios.
      In the opinion of counsel, shares of the Funds are exempt from current Pennsylvania Personal Property Taxes.
      Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year. See the Statement of Additional Information for further information regarding taxes.

/X/
VALUATION OF SHARES

NET ASSET VALUE

EQUITY FUNDS
FIXED INCOME FUNDS
The shares of these Funds will fluctuate in value as a result of changes in the value of their portfolio investments. Shares in the Funds will realize capital gains or losses as portfolio investments are sold above or below costs, respectively.
      The net asset value per share of these Funds for purposes of pricing purchase and

                                                                            ----
                                                         Valuation of Shares  57

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  INFORMATION ON THE FUNDS (CONTINUED)

redemption orders is normally determined as of 4:00 p.m. (Eastern time) (the 'Valuation Time') on each business day of the Funds. A 'business day' of a Fund is a day on which the New York Stock Exchange is open for trading, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is a sufficient degree of trading in securities or instruments held by the Fund such that the Fund's net asset value per share might be materially affected. Net asset value per share is calculated by dividing the value of all of the Fund's portfolio securities and other assets, less liabilities, by the number of outstanding shares of the Fund at the time of the valuation. The result (adjusted to the nearest cent) is the net asset value per share.

MONEY MARKET FUNDS The net asset value per share of each of these Funds for purposes of pricing purchase and redemption orders is normally determined as of 12:00 noon (Eastern time) on each business day of the Funds. These Funds are managed to maintain a stable price per share of $1.00.

PORTFOLIO PRICING

Portfolio securities which are traded both over-the-counter and on a national securities exchange are valued according to the broadest and most representative market. When securities exchange valuations are used, the valuation will be the latest sale price on such exchange on such business day or, if there is no such reported sale, the current bid price. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors to reflect their fair market value.

INTERNATIONAL GROWTH FUND
GLOBAL BOND FUND
Securities listed on a foreign exchange are valued at the most recent closing price available before the time when assets are valued. All prices of listed securities are taken from the exchange where the security is primarily traded. Securities regularly traded in the over-the-counter market for which market quotations are readily available will be valued at the current bid price. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors to reflect their fair market value.
      In addition, all assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank or by a broker. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in accordance with the policies established in good faith by the Board of Directors.

FIXED INCOME FUNDS Portfolio securities which are traded both over-the-counter and on a national securities exchange are valued according to the broadest and most representative market, and it is expected that for bonds, and other fixed income securities, this would ordinarily be the over-the-counter market. Valuation of such securities is the currently quoted bid price on each business day. When securities exchange valuations are used, the valuation will be the latest sale price on such exchange on such business day or, if there is no such reported sale, the current bid

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 58   Valuation of Shares

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                                                                    /X/ COREFUND

price. Short-term investments (if any) are stated at cost, which approximates market value. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors to reflect their fair market value.
      Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account a variety of factors in determining fair market value.
      Even though the market prices of intermediate-term, fixed income securities tend to be relatively stable, the prices of such securities vary inversely with changes in interest rates and are therefore subject to market price fluctuations. The longer maturity a bond has, the greater the potential for fluctuations in prices.

MONEY MARKET FUNDS The assets in the Money Market Funds are valued based upon the amortized cost method, based on rules promulgated under the Investment Company Act. Under this method of valuation, the value of a Fund's shares normally will not change in response to fluctuating interest rates. In connection with its use of this valuation method, however, each Fund monitors the deviation between the amortized cost value of its assets and their market value (which can be expected to vary inversely with changes in prevailing interest rates). Although each Fund seeks, through its use of amortized cost valuation, to maintain its net asset value per share at $1.00, there can be no assurance that the net asset value will not vary.

/X/
MANAGEMENT

The business and affairs of each Fund are managed under the direction of CoreFunds' Board of Directors.

INVESTMENT ADVISER,
SUB-ADVISERS

CoreStates Advisers has overall responsibility for portfolio management for each of the Funds. CoreStates Advisers is a wholly-owned subsidiary of CoreStates Bank, itself a wholly-owned subsidiary of CoreStates Financial Corp ('CoreStates Corp'). CoreStates Corp, based in Philadelphia, Pennsylvania, is one of the 30 largest bank holding companies in the United States, and leads the region in investing corporate cash. CoreStates Corp currently has over $29 billion in assets and discretionary management over $22 billion in customer accounts through a variety of banking activities at over 355 domestic and foreign locations. CoreStates Corp's leading subsidiary, CoreStates Bank, currently ranks thirty-second in the management of discretionary trust assets.
      CoreStates Advisers is an adviser registered under the Investment Advisers Act of 1940. It performs most investment management and advisory functions for the trust departments of CoreStates Corp's banking subsidiaries, related investment advisory, research, trading, and fund management functions, and also provides similar services to customers unrelated to CoreStates Corp. CoreStates Advisers currently manages discretionary and nondiscretionary client security portfolios with a total aggregate market value of over

                                                                            ----
                                                                  Management  59

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--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

$10 billion, for individuals, corporations, institutions, and municipalities. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity, and international investments. CoreStates Advisers principal offices are located at 1500 Market Street, P.O. Box 7558, Philadelphia, PA 19102.

      In October 1995, CoreStates Corp announced its intention to acquire Meridian Bancorp. Pursuant to this proposed acquisition, CoreFunds has entered into an agreement with Conestoga Funds (Meridian's mutual fund family) for the purpose of acquiring the Conestoga Fund portfolios for addition to the CoreFunds family of mutual funds. CoreStates Corp is expected to have total assets of approximately $45 billion after the proposed acquisition with discretionary
management over $    billion in customer accounts. CoreStates Advisers is
expected to have over $22 billion in assets under management with over $3.7 billion consisting of the combined CoreFunds accounts after the acquisition. As a result of the proposed acquisition by CoreStates Corp, a 'change of control' of CoreStates Advisers will occur as defined in the 1940 Act, and therefore, shareholders of the Funds will be asked to approve new advisory agreements with CoreStates Advisers as well as sub-advisory agreements with all existing sub-advisers to the Funds.

      As investment adviser, CoreStates Advisers manages the investment portfolio of each Fund, makes decisions with respect to and places orders for all purchases and sales of a Fund's portfolio securities, and maintains certain records relating to such purchases and sales. CoreStates Advisers pays all expenses incurred by it in connection with its investment advisory activities, other than the cost of securities (including any brokerage commissions) purchased for the Funds and the cost of obtaining market quotations for portfolio securities held by the Funds.

      CoreStates Advisers has delegated some of its portfolio management functions with respect to Equity Fund to Cashman Farrell and Associates ('Cashman, Farrell'), although CoreStates Advisers expects to terminate Cashman, Farrell shortly after the date hereof and act as the sole investment adviser for the Equity Fund. CoreStates Advisers has also delegated certain portfolio management functions with respect to International Growth Fund to Martin Currie, Inc. ('Martin Currie') and with respect to Global Bond Fund to Alpha Global Fixed Income Managers, Inc. ('Alpha Global') pursuant to separate Sub-Advisory Agreements between CoreStates Advisers and each of Martin Currie and Alpha Global.


      In December 1995, CoreStates Advisers informed the Board that a multi-adviser structure with respect to the International Growth Fund is preferrable as regards to existing structure and is in the best interest of the Fund. Accordingly, the Board determined that the multi-adviser structure is in the best interest of the Fund and its shareholders. The Board further determined that it is in the best interest of the Fund to retain Martin Currie and add Aberdeen Fund Managers Inc. ('Aberdeen Managers') as a second investment sub-adviser for the International Growth Fund, with the allocation of Fund assets to each investment sub-adviser determined by the Board. Shareholders have been asked to approve the establishement of the multi-adviser structure for the International Growth Fund at a Special Shareholders Meeting.


      Martin Currie, a New York corporation located in Edinburgh, Scotland, is a wholly-


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                                                                    /X/ COREFUND

owned subsidiary of Martin Currie, Ltd., which is wholly-owned by its full-time working executives and is one of Scotland's largest independent investment management groups. Martin Currie was founded in order to provide foreign investment advisory services to U.S. funds seeking diversification into international markets. Although Martin Currie has had extensive experience in managing a variety of international equity investment companies, International Growth Fund is the first U.S. registered investment company for which Martin Currie has acted in an investment advisory capacity. Martin Currie is located at Saltire Court, 20 Castle Terrace, Edinburgh EH 2ES, Scotland.

      Aberdeen Managers, a Delaware corporation located in Ft. Lauderdale, Florida, is a wholly-owned subsidiary of Aberdeen Trust PLC ('Aberdeen PLC'), which is owned by three U.K. based institutional investors and a subsidiary of CoreStates Financial Corp which owns 14% of Aberdeen PLC. Aberdeen was formed in 1876 and has been managing investment funds since 1986. It formed Aberdeen Managers in 1995 and it provides foreign investment advisory services in the U.S. Although Aberdeen Managers has had extensive experience in managing a variety of international equity investment companies, International Growth Fund is the first U.S. registered investment company for which Aberdeen Managers has acted in an investment advisory capacity. Aberdeen Managers is located at Nations Bank Tower, 22nd Floor, Ft. Lauderdale, Florida 33396.

      Alpha Global is a specialist manager of fixed income securities and cash for institutional investors. Based in London, England, it is a wholly-owned subsidiary of United Asset Management Corporation of Boston, Massachusetts, whose assets under management currently exceed $130 billion. Alpha Global is a member of the Investment Management Regulatory Organization, one of the regulatory bodies approved by the UK Government, and its activities are regulated accordingly. Alpha Global is located at 25/28 Old Burlington Street, London WIX 1LB, England.

      As sub-advisers to International Growth Fund and Global Bond Fund, Martin Currie and Aberdeen Managers, and Alpha Global manage the investment portfolio of their respective Funds, make decisions with respect to and place orders for the majority of the purchases and sales of such Fund's portfolio securities, and maintain certain records relating to such purchases and sales. Martin Currie and Aberdeen Managers, and Alpha Global pay all expenses incurred by them in connection with their sub-advisory activities, other than the cost of securities (including any brokerage commissions) purchased for a Fund and the cost of obtaining market quotations for portfolio securities held by a Fund.



ADVISORY FEES
For the services provided and expenses assumed as investment adviser of each Fund, CoreStates Advisers is entitled to receive an annual fee from each of the Funds, computed daily and paid monthly, at the annual rate of .74% of the average daily net assets of Equity Fund; .75% of the average daily net assets of Growth Equity Fund; .80% of the average daily net assets of International Growth Fund; 1.50% of the average daily net assets of Special Equity Funds; .70% of the average daily net assets of Balanced Fund; .74% of the average daily net assets of the Bond Fund and Short-


                                                                            ----
                                                                  Management  61

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  INFORMATION ON THE FUNDS (CONTINUED)


Term Income Fund, respectively; .60% of the average daily net assets of Global Bond Fund; and .50% of the average daily net assets of Short Intermediate Bond Fund, Intermediate Municipal Bond Fund, Government Income Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Treasury Reserve, Cash Reserve, and Tax-Free Reserve, respectively. CoreStates Advisers may, from time to time and at its discretion, voluntarily waive all or a portion of its investment advisory fees in order to assist the Funds in maintaining competitive expense ratios.


      For the services provided as sub-advisors to the International Growth Fund, Martin Currie and Aberdeen Managers are entitled to receive a fee from CoreStates Advisers, computed daily and paid monthly, at the annual rate of .50% and 50% respectively of such Fund's average net assets. For the services provided as Global Bond Fund's sub-adviser, Alpha Global is entitled to receive a fee from CoreStates Advisers, computed daily and paid monthly, at the annual rate of .30% of such Fund's average net assets.

FUND MANAGERS__________________________________________________________________

The following individuals are primarily responsible for managing the investment portfolios of the Funds:

GROWTH EQUITY FUND Timothy R. Stives, a Managing Director and Senior Vice President of CoreStates Advisers, manages Growth Equity Fund. Prior to joining CoreStates Advisers, Mr. Stives was Vice President of Chancellor Capital Management. Prior to joining Chancellor, he was a securities analyst and portfolio manager with CitiCorp. Mr. Stives has managed growth stock portfolios, including corporate and public pension fund portfolios, since 1988. Mr. Stives holds an M.B.A. from Rutgers University and a B.A. from Pennsylvania State University.


EQUITY AND SPECIAL EQUITY FUNDS Joseph E. Stocke, CFA, is a __________ of CoreStates Advisers and manages the Equity and Special Equity Funds. Previously, he was a Senior Vice President and Senior Equity Manager with Meridian Investment Company. Mr. Stocke had been with Meridian Investment Company (or a predecessor) since 1983. Mr. Stocke began his investment career in 1982 and obtained his B.S. in Economics attending The Wharton School, and University of Pennsylvania and completed graduate courses at New York University. Mr. Stocke has been part of Meridian's Equity Unit Committee overseeing the Equity Fund and the Special Equity Fund since their inception.



INTERNATIONAL GROWTH FUND Michael J. Gibson, Director of Client Services for Martin Currie, is the lead director of an investment team responsible for managing International Growth Fund. Mr. Gibson has 21 years experience of portfolio investment in international stock markets. A graduate of the University of Oxford, England, he spent seven years as an investment manager with British Investment Trust in Edinburgh and a further four years with The Bank of Scotland in the same capacity. He joined Martin Currie in 1983 where he worked initially in the North American Investment team and was then made responsible for the firm's investments in Continental Europe. He became Director of Client Services in 1992.



______________, Director of Aberdeen Managers, is the lead director of an investment team responsible for managing International Growth Fund.


BALANCED FUND Paul Kuper, a Vice President of CoreStates Advisers, is portfolio manager of the Balanced Fund. Mr. Kuper has managed some of CoreStates Bank's largest pension, personal and charitable accounts, including the taxable equity and balanced commingled

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                                                                    /X/ COREFUND

funds. He has served on the Investment Policy and Portfolio Review Committees, and was formerly director of the Investment Research Division. Prior to joining CoreStates Advisers, he was an Executive Vice President of Centre Square Investment Group and spent 14 years with First Pennsylvania Bank as a divisional vice president of the Balanced Portfolio Management Division. Mr. Kuper has an M.B.A. in Finance from Northwestern University and a B.S. in Economics from the Wharton School of Finance of the University of Pennsylvania.


SHORT INTERMEDIATE BOND FUND
GOVERNMENT INCOME FUND
William T. Lawrence, a Vice President of CoreStates Advisers, is portfolio manager for Short Intermediate Bond Fund and Government Income Fund. Mr. Lawrence is also involved in specialized fixed income products including the GIC and Mortgage Backed Securities. Prior to joining CoreStates Advisers, he was Vice President, Fixed Income Sales for First Boston Corp. He has an M.B.A. in Finance from the Wharton School and a B.A. in Economics and English from Bucknell University.



BOND FUND Leslie M. Varrelman is a ____________ of CoreStates Advisers. She formerly was a Vice President and Fixed Income Manager with Meridian Investment Company, since January 1994. Prior to her position with Meridian, Ms. Varrelman was Vice President of CoreStates Investment Advisers where she managed the commingled fixed income funds and managed the Limited Maturity Products area. Ms. Varrelman obtained her B.S. in Business Administration from Juniata College in 1981. Ms. Varrelman is directly responsible for management of the Bond Fund.



SHORT-TERM INCOME FUND Cathy L. Rahab is a __________ of CoreStates Advisers. She formerly was an Assistant Vice President and Portfolio Manager with Meridian Investment Company. Ms. Rahab began her investment career in 1986 and obtained her B.S. in Business Administration from Villanova University. Ms. Rahab joined the Fixed Income Unit of Meridian in 1994. Ms. Rahab is directly responsible for management of the Short-Term Income Fund.


INTERMEDIATE MUNICIPAL BOND FUND
PENNSYLVANIA MUNICIPAL BOND FUND
NEW JERSEY MUNICIPAL BOND FUND
Joseph R. Baxter manages these Funds. Mr. Baxter, a Vice President of CoreStates Advisers, is head of the Tax-Advantaged unit at CoreStates Advisers. He is directly responsible for management of the CoreStates Pennsylvania Tax Exempt Common Trust Fund. Mr. Baxter graduated from LaSalle University with a Bachelor of Science Degree majoring in Finance and Marketing. In June 1980, he joined a stock brokerage firm, Elkins & Co., in an operations capacity and came to Philadelphia National Bank in May 1982 as an operations supervisor. In October 1984, he joined the Investment Management Division as a corporate cash manager and in 1986 assumed responsibility for the tax exempt common trust funds.

GLOBAL BOND FUND George McNeill, President and Chief Executive Officer of Alpha Global, is portfolio manager for Global Bond Fund. Together with United Asset Management Corporation of Boston, Mr. McNeill founded Alpha Global and has overall responsibility for its operations. After graduating from Edinburgh University with degrees in Political Economy and Economic History, he joined the investment

                                                                            ----
                                                                  Management  63
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  INFORMATION ON THE FUNDS (CONTINUED)

department of Scottish Equitable Life Assurance Society. He then joined Wallace Brothers Bank where he spent nine years, including seven years as a Director with principal responsibility for the bank's fixed income investments. Since 1977, he has worked as Managing Director of the investment management operating company of Gillett Brothers, and for eight years as Managing Director of Reserve Asset Managers, a specialist fixed income manager. In 1989 Mr. McNeill joined Axe-Houghton, Ltd., the London subsidiary of USF&G Corporation, as Director and Chairman of the Investment Strategy Committee.

CASH RESERVE Rosemary B. Crowley, a Senior Investment Officer of CoreStates Advisers, is responsible for managing Cash Reserve. Ms. Crowley also manages the CoreStates Liquidity Fund, as well as individually managed fixed income portfolios. She is pursuing a Bachelor's Degree at the Wharton Evening School, University of Pennsylvania. Ms. Crowley joined the Philadelphia National Bank in 1980 in the Institutional Sales Department and in 1981 transferred to the Investment Management Division.

TREASURY RESERVE Ronald R. Brasten, a Senior Investment Officer of CoreStates Advisers, manages Treasury Reserve. He also manages the CoreFund Fiduciary Treasury Reserve and has investment responsibility for individually managed corporate and personal accounts. After receiving his B.S. in Accounting from Drexel University, Mr. Brasten joined the Financial Division of CoreStates in 1984. In 1986, he transferred to the Asset and Liability group as an ALCO analyst. Mr. Brasten joined CoreStates Advisers in August 1989.

TAX-FREE RESERVE Folu Abiona, Senior Investment Officer, is portfolio manager of the Tax-Free Reserve portfolio. Ms. Abiona also manages the Fiduciary Tax-Free Reserve portfolio. She joined CoreStates Advisers in 1985 and became fixed income portfolio manager in 1990. Prior to that, she was a mutual fund administrator with CoreStates' Institutional Custody Division. Ms. Abiona holds an M.B.A. from Temple University and B.Sc. from the University of Ife, Nigeria.

ADMINISTRATOR__________________________________________________________________

SEI Financial Management Corporation ('SFMC' or the 'Administrator'), with principal offices at 680 East Swedesford Road, Wayne, PA 19087, acts as each Fund's administrator. For its administrative services, SFMC is entitled to receive a fee from each Fund, computed daily and paid monthly, at the annual rate of .25% of such Fund's average daily net assets. As Administrator, SFMC generally assists in the Funds' administration and operations. State Street Bank and Trust Company located at 225 Franklin Street, Boston, MA 02110, serves as each Fund's transfer agent (the 'Transfer Agent') and dividend paying agent.

DISTRIBUTOR____________________________________________________________________


SEI Financial Services Company ('SFS' or the 'Distributor'), with principal offices at 680 East Swedesford Road, Wayne, PA 19087, serves as each Fund's distributor pursuant to a Distribution Agreement which applies to Class Y, Class A and Class C Shares. Class A and Class C Shares are also subject to a separate distribution plan (the 'Distribution Plan') approved by the Board of Directors on April 13, 1992. The Distribution Plan provides that CoreFunds will pay the Distributor an


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                                                                    /X/ COREFUND


annual fee, calculated on an average daily net basis and paid monthly, of up to
 .25% of the average daily net assets of Class A or Class C Shares of each Fund. The Distributor may use this fee as compensation for its distribution-related services or to compensate Participating Broker/Dealers and Shareholder Servicing Agents for performing distribution-related or shareholder services.


      The services provided by Participating Broker/Dealers or Shareholder Servicing Agents may include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for bank wires; answering routine customer inquiries concerning their investments; assisting customers in changing dividend options, account designations and addresses; performing sub-accounting functions; processing dividend payments on behalf of customers; forwarding certain shareholder communications from the Funds to customers; and providing other similar services.

      With respect to the Money Market Funds, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the shares of these Funds.

      Persons selling Class A or Class C Shares will receive different compensation with respect to Class A or Class C Shares than Class Y Shares.


EXPENSES The Funds' expenses are accrued daily and are deducted from total income before dividends are paid. Except as noted herein and in the Statement of Additional Information, the Funds' service contractors bear all expenses incurred in connection with the performance of their services on behalf of the Funds. Similarly, the Funds bear the expenses incurred in their operations.

GLASS-STEAGALL ACT CoreStates Corp and its banking subsidiaries are permitted to perform the services contemplated by the investment advisory agreements with the Funds and to engage in certain activities in connection with the investment of their customer accounts in Series B Shares of the Funds without violating the federal banking law commonly referred to as the Glass-Steagall Act, or other applicable banking laws or regulations. Future changes to any of these laws or regulations or administrative or judicial interpretations of such laws or regulations, however, could prevent or restrict CoreStates Corp (and its banking subsidiaries) from performing such services. If CoreStates Advisers were thereby prohibited from serving as investment adviser to the Funds, the Board of Directors would promptly seek to retain another qualified investment adviser for the Funds.
      In addition, certain state securities laws may require banks and other institutional investors purchasing shares on behalf of their customers in such states to register as dealers pursuant to state law.

                                                                            ----
                                                                  Management  65

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  INFORMATION ON THE FUNDS (CONTINUED)                              /X/ COREFUND

/X/
PERFORMANCE
INFORMATION
TOTAL RETURN AND YIELD

From time to time, in advertisements or reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to relevant indices.
      The Funds may calculate their performance on a total return basis for various periods. The total return basis combines principal changes, income dividends, and capital gains distributions paid during the period. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of income dividends and capital gains distributions paid during the period. The Funds may calculate their performance for periods since commencement of operations and for calendar or fiscal year periods (including multiple years). See 'Total Return' in the Statement of Additional Information.

FIXED INCOME FUNDS
MONEY MARKET FUNDS
In addition to quoting total return, the Fixed Income Funds and Money Market Funds may advertise 'yield' and 'effective yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance. The 'yield' of a Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then 'annualized.' That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'yield' because of the compounding effect of this assumed reinvestment. See 'Yields' in the Statement of Additional Information.
      Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Tax-Free Reserve may also advertise their 'taxable equivalent yield,' which is calculated by taking into account the investor's current tax bracket. This is the yield an investor would need to earn from a taxable investment in order to realize an 'after-tax' benefit equal to the tax-free yield provided by the Fund.

IN GENERAL


The Funds will include performance data for Class Y and Class A or Class C, as appropriate, in any advertisement or information including performance data of the Funds. Total return and performance data concerning Class A Shares will reflect the sales charge and distribution and incremental transfer agent expenses borne exclusively by Class A Shares. Total return and performance data concerning Class C Shares will reflect the distribution and incremental transfer agent expenses borne exclusive by Class C Shares.

      The performance of any investment will generally reflect market conditions, portfolio quality and maturity, type of investment, and operating expenses. Each Fund's performance will fluctuate and is not necessarily representative of future results. A Fund's performance would be favorably affected by any investment advisory fee waivers on the part of CoreStates Advisers. Shareholders will receive unaudited semi-annual reports

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                                                                    /X/ COREFUND

describing the Funds' investment operations and annual financial statements audited by independent auditors.

EXPENSE RATIOS OF INTERNATIONAL GROWTH FUND AND GLOBAL BOND FUND Investors should understand that the expense ratios of International Growth Fund and Global Bond Fund can be expected to be higher than the expense ratios of funds that invest only in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of advisory fees relating to foreign portfolios are generally higher.

/X/
DESCRIPTION
OF SHARES


CoreFunds has set up Class A Shares representing the following portfolios:
Growth Equity, Equity, Special Equity, International Growth, Balanced, Short Intermediate Bond, Short-Term Income Bond, Government Income, Intermediate Municipal Bond, Pennsylvania Municipal Bond, New Jersey Municipal Bond and Global Bond. In addition, CoreFunds has also set up Class C Shares representing the Cash Reserve, Treasury Reserve and Tax-Free Reserve Portfolios. CoreFunds offers two classes of shares of each portfolio except for Equity Index Fund, CoreFund Elite Cash Reserve, CoreFund Elite Government Reserve, CoreFund Elite Treasury Reserve, Fiduciary Reserve, Fiduciary Tax-Free Reserve, and Fiduciary Treasury Reserve. In total, CoreFunds presently offers shares in twenty-three different portfolios. CoreFunds may in the future create one or more additional portfolios, or one or more classes of shares within a portfolio. Class Y Shares --Institutional and shares of Equity Index Fund, Elite Cash Reserve, Elite Government Reserve, Elite Treasury Reserve, Fiduciary Reserve, Fiduciary Treasury Reserve, and Fiduciary Tax-Free Reserve, are offered in separate prospectuses. This Prospectus solely relates to Classes A and C Shares -- Individual Prospectus.


      Class A Shares differ from Class Y Shares in that Class A Shares are subject to a sales load and distribution and transfer agent expenses for certain additional shareholder services they receive. Class C Shares also differ from Class Y Shares in that Class C Shares are subject to distribution and transfer agent expense for certain additional shareholder services, but unlike Class A Shares, are not subject to a sales load. Class A and Class C Shares also have voting rights which Class Y Shares do not, in connection with the Distribution Plan affecting Class A and Class C Shares. The distribution and transfer agent expenses charged to Class A and Class C Shares result in having different dividends and performance results from Class Y Shares. In addition, the minimum initial investment for Class Y Shares is substantially higher than that required for Class A and Class C Shares.


      THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO CLASS A AND CLASS C SHARES OF THE FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO SUCH SHARES. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING OTHER COREFUNDS PORTFOLIOS MAY OBTAIN PROSPECTUSES DESCRIBING


                                                                            ----
                                                       Description of Shares  67

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

SUCH PORTFOLIOS BY CONTACTING THE DISTRIBUTOR AT 1-800-355-CORE.

      Except for differences between classes of shares of some of CoreFunds' portfolios pertaining to distribution costs, incremental transfer agency fees and any other incremental expenses identified that should be properly allocated to a class, each share in each Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Directors.


      CoreFunds' shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. See the Statement of Additional Information under 'Description of Shares' for examples where the Investment Company Act requires voting by portfolio or class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate number of shares of all of the Funds may elect all of the directors if they choose to do so and, in such event, the holders of the remaining shares would not be able to elect any person or persons to the Board of Directors.

      As used in this Prospectus, a 'vote of a majority of the outstanding shares' of a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of a Fund, or (b) at least 67% of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy.

/X/
GENERAL
INFORMATION

In accordance with the Maryland General Corporation Law, CoreFunds is not required to hold annual meetings of shareholders unless the Investment Company Act requires the shareholders to elect members of the Board of Directors. However, a meeting of shareholders may be called for any purpose upon the written request of the holders of at least 10% of the outstanding shares of CoreFunds, or of a Fund with respect to matters affecting only such Fund.
      As used in this Prospectus, 'assets belonging to the Fund' means the consideration received by CoreFunds upon the issuance or sale of shares in a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, and any funds or CoreFunds' other portfolios. Assets belonging to a Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of CoreFunds allocated in proportion to the relative asset values of each of CoreFunds' portfolios at the time the expense or liability is incurred. The management of CoreFunds makes determinations with respect to a Fund as to liabilities when they are incurred and as to assets when they are acquired. Such determinations are reviewed and approved annually by the Board of Directors and are conclusive.

----
 68   General Information

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

/X/
DESCRIPTION
OF RATINGS

DESCRIPTION OF MUNICIPAL AND
CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.
      Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
      Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
      Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
      Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
      Bonds which are rated Baa by Moody's are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
      Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to only slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch

                                                                            ----
                                                      Description of Ratings  69

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.
      Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors, only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.
      Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the preceding group.
      An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

/X/ Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

/X/ Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P NOTE RATING SYMBOLS ARE AS FOLLOWS:
      SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
      SP-2 Satisfactory capacity to pay principal and interest.

----
 70   Description of Ratings

--------------------------------------------------------------------------------
  SHAREHOLDER SERVICES GUIDE                                        /X/ COREFUND

OPENING AN ACCOUNT AND    To open a new account, either by mail or by wire, simply complete and return an Account
PURCHASING SHARES         Application Form. Your purchase must be equal to or greater than the $500 minimum initial investment requirement for a Fund. There is no minimum initial investment requirement for
                          Automatic Investment Plans. Shares of the Funds are only offered to residents of states in which the shares are eligible for purchase. If you need assistance with the Account Application Form or have any questions about the Funds, please call 1-800-355-CORE.
                          -------------------------------------------------------------------------------------------------

PURCHASING                NEW ACCOUNT                                     ADDITIONAL INVESTMENTS TO EXISTING ACCOUNTS
BY MAIL:                  Mail the Account Application Form and a check   Mail your check with the return stub from your
Complete and sign the     payable to CoreFunds, Inc. (Fund name) in at    confirmation or statement to:
enclosed Account          least the minimum initial purchase amount to:
Application Form.

                                                           COREFUNDS, INC.,
                                                           P.O. BOX 470
                                                           WAYNE, PA 19087-0470
                          ----------------------------------------------------------------------------------------------

PURCHASING                CORESTATES PHIL,
BY WIRE:                  Philadelphia, PA
Money should be wired     ABA 031000011,
to:                       for credit to
                          COREFUNDS
                          A/C 0169-0541
                          ACCOUNT NUMBER

BEFORE WIRING:            The wire instructions must include the investor's account number. An order to purchase shares by
Please contact            Federal Funds wire will be deemed to have been received on the business day of the wire, provided
SEI Financial Management  that investors notify SEI Financial Management Corporation at 1-800-355-CORE by 12:00 p.m.
Corporation               (Eastern Time) of their intentions to wire money.
(1-800-355-CORE)
                          -------------------------------------------------------------------------------------------------

PURCHASING                You may open an account or purchase additional shares by making an exchange from an existing
BY                        CoreFunds account. Call SEI Financial Management Corporation at 1-800-355-CORE. For further
EXCHANGE:                 information regarding exchanges, please refer to page 74.
(from a CoreFunds
account)

                                                                            ----
                                                        Shareholder Services  71

--------------------------------------------------------------------------------
  SHAREHOLDER SERVICES GUIDE (CONTINUED)

AUTOMATIC INVESTMENT      A shareholder or prospective shareholder may arrange for periodic investments in a Fund through
PLAN                      automatic deductions by ACH from a checking account by completing the appropriate section on the application. There is no minimum initial investment amount for AIPs; however, the minimum pre-authorized investment amount is $50 per month per account. An Application Form may be obtained by calling 1-800-355-CORE.
                          -------------------------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL     CoreFunds offers a Systematic Withdrawal Plan which may be utilized by shareholders who wish to
PLAN                      receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $5,000 or more. Shareholders may elect to receive automatic payments via check or ACH of $50 or more on a monthly, quarterly, semi-annual, or annual basis. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a business day, on the previous business day, and are paid promptly thereafter. To arrange a SWP, complete the appropriate section on the application. An Application Form may be obtained by contacting the Distributor. Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to SEI Financial Management Corporation for the
                          Transfer Agent.
                          -------------------------------------------------------------------------------------------------
EXECUTION OF ORDERS       An order received before 4:00 p.m. for an Equity or Fixed Income Fund, or prior to 12:00 p.m. for a Money Market Fund, on any business day, and in accordance with the procedures described below, will be executed on the date of receipt at the net asset value determined as of 4:00 p.m. (12:00
                          p.m. for a Money Market Fund) on such date, plus any applicable sales charge. An order received after 4:00 p.m. on any business day for an Equity or Fixed Income Fund, or after 12:00 p.m. for a
                          Money Market Fund, will be executed on the next business day of the Fund. An order is deemed to be received when received by the Transfer Agent and the execution of purchase orders by the
                          Transfer Agent will be delayed for the period of time that the order is in transit from SEI
                          Financial Management Corporation to the Transfer Agent. Special procedures may be established by a Fund to expedite the receipt of orders from institutional investors. Institutional investors purchasing or holding shares on behalf of their customers are responsible for the transmission of purchase and redemption orders (and the delivery of funds) to a Fund on a timely basis. The Funds strongly recommend that investors of substantial amounts use Federal Funds to purchase shares.

----
 72   Shareholder Services

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND


                          Every shareholder of record will receive a confirmation of each new share transaction with a Fund, which will show the total number of shares being held in safekeeping by the Transfer Agent for the account of the shareholder. Shareholders may rely on these statements in lieu of certificates.
                          Beneficial ownership of shares held of record by institutional investors on behalf of their customers will be recorded by the institutions and reflected in the regular account statements provided by them to their customers.
                          ----------------------------------------------------------------------------------------------------
SALES                     The sales charges for Class A Shares are as follows:
CHARGES


                                                                SALES CHARGE AS
                                             SALES CHARGE AS     PERCENTAGE OF       BROKER
                AMOUNT OF                     PERCENTAGE OF       NET AMOUNT         DEALER
                 PURCHASE                    OFFERING PRICE        INVESTED        REALLOWANCE
----------------------------------------------------------------------------------------------
Less than $100,000 .......................         3.25%              3.36%            2.75%
$100,000 but less than $250,000 ..........         2.50%              2.56%            2.00%
$250,000 but less than $500,000 ..........         1.75%              1.78%            1.25%
$500,000 but less than $1,000,000 ........         1.00%              1.01%            0.50%
$1,000,000 and above .....................            0%                 0%               0%
----------------------------------------------------------------------------------------------


                          The Reallowances shown in the above table apply to sales through financial institutions. Under certain circumstances, the Distributor may use its own funds to compensate financial institutions in amounts that are additional to the reallowances shown in the table. In addition, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the shares of a Fund.
                          Brokers, dealers, or financial institutions that receive a reallowance of 100% of the sales charge may be considered underwriters for purposes of the federal securities laws.
                          The following classes of shareholders will be exempted from paying any sales charge: (a) employees
                          (including members of their immediate families and significant others) of CoreStates Corp, Martin
                          Currie, Alpha Global and their affiliates and those persons engaged in the sale and distribution of
                          CoreFunds; (b) employees of the Administrator and Distributor; (c) Directors and officers of
                          CoreFunds; (d) customers who purchase their shares under a shareholder servicing arrangement between
                          CoreFunds and CoreStates Corp or its affiliates, having met specific standards which CoreStates Corp or its affiliates will publish periodically and which qualify those customers as customers of the
                          Private Banking Groups or Unifinancial Groups of those affiliates; (e) Individual Retirement Account rollovers from qualified employee benefit plans, Keogh


                                                                            ----
                                                        Shareholder Services  73

--------------------------------------------------------------------------------
  SHAREHOLDER SERVICES GUIDE (CONTINUED)


                          plans, and Simplified Employee Benefit Plans where CoreStates Corp or its affiliate serves as trustee or investment manager; (f) any retirement plan qualified under Section 401(a) of the Code or any other non-qualified benefit plan; (g) any participant-directed retirement plan qualified under
                          Section 401(a) of the Code or any participant-directed non-qualified defined compensation plan described in Section 457 of the Code; and (h) persons purchasing shares directly through a payroll deduction program administered by CoreStates Corp or its affiliates. In addition, the initial sales charge will be waived for (a) investors who are transferring shares from another investment company which has a broker/dealer relationship with CoreFunds for which they have already paid a sales charge since October 26, 1992, (b) customers converting from CoreStates Personal Financial Services
                          Asset Allocation Program (CorePath) to Class A and Class C Shares of a Fund and (c) shareholders who have purchased shares of a mutual fund through an asset allocation program offered by a company which has been acquired by CoreStates Financial Corp, and who wish to transfer those shares to Class
                          A and Class C Shares of a Fund. Subsequent investments in the Funds by these investors will be subject to the applicable sales charge.

                          The sales charge will not apply to purchases made through reinvested dividends and distributions.
                          The sales charge also will not apply to exchanges between portfolios of CoreFunds to the extent that a shareholder has credit for previously paid sales charges on purchases of any of the portfolios of
                          CoreFunds.

                          1. RIGHT OF ACCUMULATION

                          A shareholder who purchases additional Class A and Class C Shares may obtain a 'Right of
                          Accumulation.' This Right allows an investor to combine the current purchase of Class A and Class C
                          Shares with the total market value or net investment, whichever is higher, of all shares held of any portfolio of CoreFunds which assesses a sales charge. To obtain the reduced sales charge through a
                          Right of Accumulation, the shareholder must provide the Distributor, either directly or through
                          CoreStates Securities Corp. or a Participating Broker/Dealer, as applicable, with sufficient information to verify that the shareholder has such a right. CoreFunds may amend or terminate this
                          Right of Accumulation at any time as to subsequent purchases.

                          2. LETTER OF INTENT

                          An investor may also obtain the reduced sales charge shown above by executing a 'Letter of Intent'
                          which states the investor's intention to invest not less than $100,000 within a 13 month period in
                          Class A and Class C Shares. Each purchase under a


----
 74   Shareholder Services

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND


                          Letter of Intent will be made at the offering price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. The Letter of Intent may apply to purchases made up to ninety days before the date of the Letter. Any redemptions made during the 13 month period will be subtracted from the amount of purchases in determining whether the terms of the Letter of Intent have been met. During the term of the Letter of Intent, the Transfer Agent will hold Class A and
                          Class C Shares representing 5% of the specified amount in escrow for payment of a higher sales charge if the full amount specified is not purchased. The escrowed shares will be released when the full amount specified has been purchased. If the full amount specified is not purchased within the
                          13 month period, the investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. See 'Terms and Conditions' included in the Letter of Intent. An investor who wishes to enter into a Letter of Intent in conjunction with an investment in Class A and Class C Shares should complete the appropriate section of the application or contact the Distributor, CoreStates
                          Securities Corp. or a Participating Broker/Dealer.
------------------------------------------------------------------------------------------------------------------------------
SELLING YOUR              You may withdraw any portion of the funds in your account by redeeming shares at any time. You may
SHARES                    initiate a request by writing or by telephoning. Your redemption proceeds may be sent via mail, wire or ACH. With respect to shares held by institutional investors on behalf of their customers'
                          accounts, however, all or part of the shares beneficially owned by a customer must be redeemed in accordance with instructions and limitations pertaining to their account at the institution.
                          ----------------------------------------------------------------------------------------------------
REDEMPTION                A written request for redemption must be received by the Transfer Agent in order to constitute a
BY MAIL:                  valid tender for redemption by mail. Requests should be mailed to:
                                                COREFUNDS, INC.
                                                P.O. BOX 470
                                                WAYNE, PA 19087-0470
                          The Transfer Agent may require that the signature on the written request be guaranteed by a commercial bank or by a member firm of a domestic stock exchange. Signature guarantees will be required if: (a) the redemption request is an amount in excess of $25,000; (b) redemption proceeds are to be sent to a name and/or address that differs from the registered name or address of record;
                          or (c) a transfer of registration is requested. Otherwise, written redemption requests by mail may be accepted without a signature guarantee.
                          ----------------------------------------------------------------------------------------------------


                                                                            ----
                                                        Shareholder Services  75

--------------------------------------------------------------------------------
  SHAREHOLDER SERVICES GUIDE (CONTINUED)

REDEMPTION                Shareholders wishing to make redemptions by telephone must check the appropriate box and provide the
BY                        information requested in the Account Application form. Thereafter, telephone redemption requests may
TELEPHONE:                be made by calling SEI Financial Management Corporation at 1-800-355-CORE. Payment for telephone redemptions will normally be transmitted on the next business day following receipt of a valid request for redemption. You may have the proceeds sent to you either by mail or wire.

                          BY WIRE:         Shareholders of record may have their telephone redemption requests paid by a direct wire to a domestic commercial bank account previously designated by the shareholder on the Account Application Form. The Transfer Agent may deduct its then-current wire fee from the proceeds for wire redemptions. As of the date of this Prospectus, such fee was $10.00 for each wire redemption. There is no minimum for telephone redemptions paid by wire.
                          BY MAIL:         Redemption proceeds may be paid by a check mailed to the name and address in which the shareholder's account is registered with a Fund. There is no minimum for telephone redemptions paid by check.

                          Shareholders may not close their accounts by telephone.
                          ------------------------------------------------------------------------------------------------------

REDEMPTION                The Money Market Funds will provide shareholders of record, upon request to SEI Financial Management
BY CHECK:                 Corporation for the Transfer Agent and without charge, with checks drawn on these Funds that will
Money Market Funds only   clear through CoreStates Bank of Delaware, N.A. (the 'Clearing Bank'). Shareholders will be required to sign signature cards and will be subject to any applicable rules and regulations of the Clearing
                          Bank relating to such check redemption privileges. Banks, corporations, trusts, and other organizations should contact the Funds before submitting signature cards, since corporate resolutions or other supporting documents may be required before the checkwriting privilege may be used.

                          Checks drawn on the Money Market Funds may be made payable to the order of any payee in an amount of
                          $250 or more. Shareholders should be aware that, as is the case with regular bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from the Clearing Bank. When a check is presented to the Clearing Bank for payment, subject to a Fund's acceptance of the check, the Clearing Bank, as agent, causes the Fund to redeem, at the net asset value next determined after such presentation, a sufficient number of full and fractional shares in the shareholder's account with the Fund to cover the amount of the check. Checks will be returned by the Clearing Bank if there are insufficient shares to meet the withdrawal amount. Shareholders of record wishing to use this method of redemption should check the appropriate box in the Account
                          Application form,

----
 76   Shareholder Services

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

                          fill out the signature card available from SEI Financial Management Corporation, and mail the complete Form and signature card to CoreFunds, Inc., P.O. Box 470, Wayne, PA 19087-0470. The Funds
                          will not permit shareholders to close their accounts through issuance of a check. There is no charge for the clearance of any checks, although the Clearing Bank will impose its customary overdraft fee in connection with returning any checks as to which there are insufficient shares to meet the withdrawal amount. As of the date hereof, such overdraft fee is $20.00.
                          Cancelled checks will ordinarily not be returned to the shareholder, although a shareholder may obtain copies of cancelled checks drawn on the Funds by requesting them (in writing) from SEI
                          Financial Management Corporation.
                          ----------------------------------------------------------------------------------------------------
REDEMPTION                You may sell shares of the Fund by making an exchange into another CoreFunds account. For more
BY                        information, please see below.
EXCHANGE:
                          ----------------------------------------------------------------------------------------------------

IMPORTANT               /X/        Shareholders should be careful that fluctuations in the net asset value per share of a Fund
REDEMPTION                         have not caused the value of their account to fall below the amount of the intended redemption.
INFORMATION:
                        /X/        Redemption orders for the Fixed Income and Equity Funds are executed at the net asset value per share at 4:00 p.m. that day if received by 4:00 p.m. that day. Redemption orders for the Money
                                   Market Funds are executed at the net asset value per share at 12:00 p.m. that day if received by 12:00 p.m. that day. An order is deemed to be received when received by the Transfer Agent and the execution of redemption orders by the Transfer Agent will be delayed for the period of time that the redemption order is in transit from SEI Financial Management Corporation to the
                                   Transfer Agent. Except as stated in the following paragraph, payment to shareholders for redeemed shares will be made not later than seven business days after receipt by the Transfer
                                   Agent of the request for redemption, absent extraordinary circumstances. However, to the largest extent possible, the Funds will try to honor requests from shareholders for next-day payment, if such payment would be consistent with a Fund's need for liquidity and stability.
                        /X/        Shareholders should note that payment for the redemption of shares which were purchased by check may not be made until a Fund can verify that the payment for such purchase has been, or will be, collected, which may take up to eight business days after the date of purchase. The
                                   Funds intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, a Fund may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, a shareholder may incur brokerage costs in converting such securities to cash.
                        ----------------------------------------------------------------------------------------------------------

                                                                            ----
                                                        Shareholder Services  77

--------------------------------------------------------------------------------
  SHAREHOLDER SERVICES GUIDE (CONTINUED)


MINIMUM                   Because of the relatively high cost of handling small investments, the Funds reserve the right to
ACCOUNT                   redeem, at net asset value, the shares of any shareholder whose account decreases to a value of
BALANCE                   less than $500. Accordingly, a shareholder making redemptions from a Fund may be subject to such
REQUIREMENT               involuntary redemption. A shareholder will not be subject to such involuntary redemption if the value of the shareholder's account falls below $500 solely because of market action. Before a Fund redeems such shares and sends the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed sixty days to make an additional investment in an amount which will increase the value of the account to at least $500.

------------------------------------------------------------------------------------------------------------------------------

EXCHANGING                Series B Shares of a Fund held by a shareholder of record may be exchanged for shares in any of
SHARES                    CoreFunds' other retail portfolios. Shareholders wishing to use this telephone exchange privilege
EXCHANGING                must check the appropriate box on the Account Application Form. Exchange requests should be directed
BY                        to SEI Financial Management Corporation at 1-800-355-CORE. Telephone exchange privileges are only
TELEPHONE:                available in states where exchanges from one CoreFunds portfolio to another can lawfully be made.
Call SEI Financial
Management Corporation
(1-800-355-CORE)
                          ----------------------------------------------------------------------------------------------------
EXECUTION OF              Telephone exchange requests received prior to 4:00 p.m. for an Equity or Fixed Income Fund, or prior
EXCHANGE                  to 12:00 p.m. for a Money Market Fund, on any business day will be processed on the date of receipt.
REQUESTS                  'Processing' a telephone exchange request means that shares in the fund from which the shareholder is making an exchange will be redeemed at the net asset value per share determined as of 4:00 p.m.
                          (12:00 p.m. for a Money Market Fund) on the date of receipt. Purchases of shares of the fund into which the shareholder is making an exchange will be effected on the same business day, at such other fund's net asset value per share determined as of 4:00 p.m. (12:00 p.m. for a Money Market Fund) on
                          such business day. Telephone exchange requests received after 4:00 p.m. for an Equity or Fixed
                          Income Fund, or after 12:00 p.m. for a Money Market Fund, will be processed on the next business day in the manner described above. CoreFunds will not be responsible for the authenticity of redemption or exchange instructions received by telephone and the investor will bear the risk of loss. To ensure the authenticity of such instructions, the Transfer Agent examines each shareholder request by verifying the shareholder account number and/or tax identification number at the time such request is made. The Transfer Agent subsequently sends confirmations of both exchange sales and exchange purchases to the shareholder for verification.
                          ----------------------------------------------------------------------------------------------------

----
 78   Shareholder Services

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

IMPORTANT                 Before you make an exchange, you should consider the following:
EXCHANGE                  /X/ Shareholders may not exchange into a series of a portfolio for which they would not have been
INFORMATION                   initially eligible, and investors who exchange into any portfolio which imposes a sales charge may be subject to such sales charge, if applicable and not previously paid.

                          /X/ Shareholders should consider the investment objective, policies, and restrictions of the Fund into which the shareholder is making an exchange, as set forth in the applicable prospectus. A copy of the prospectus for any of the CoreFunds portfolios may be obtained by calling
                              1-800-355-CORE.

                          /X/ Any telephone exchange must satisfy the requirements relating to the minimum initial investment amounts of the Fund involved.

                          /X/ The Company reserves the right to reject any telephone exchange request and to modify or terminate the exchange privilege at any time, upon sixty days' written notice to Shareholders.

                          /X/ Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that such exchanges do not disadvantage any Fund or its shareholders. There are no such limitations or restrictions in effect as of the date hereof. Shareholders may obtain the terms of any such limitations or restrictions, which may be revised at any time, from SEI Financial Management Corporation.
                          ----------------------------------------------------------------------------------------------------

TAXES                     For federal income tax purposes, an exchange between Funds is a taxable event and, accordingly, a capital gain or loss may be realized. Before making a telephone exchange request, shareholders should consult a tax or other financial adviser to determine whether the redemption of shares of one
                          Fund or investment in shares of another Fund would be appropriate.
                          ----------------------------------------------------------------------------------------------------

                                                                            ----
                                                        Shareholder Services  79

                                     NOTES

--------------------------------------------------------------------------------
COREFUND FAMILY OF MUTUAL FUNDS


EQUITY FUNDS
(STOCKS)

GROWTH EQUITY FUND seeks capital growth by investing primarily in the equity securities of companies believed by management to show the potential for growth of earnings over time.



EQUITY FUND seeks capital growth by investing principally in a diversified portfolio of common stocks with large, medium or small capitalizations.

SPECIAL EQUITY FUND seeks capital growth by investing principally in a diversified portfolio of common stocks of domestic companies expected to experience growth in earnings and price.



INTERNATIONAL GROWTH FUND seeks long-term capital appreciation by investing primarily in appreciation-oriented equity securities of companies located outside the United States.

BALANCED FUND seeks to provide total return while preserving capital by investing in a combination of common stocks and fixed income securities.


FIXED INCOME FUNDS
(BONDS)

SHORT INTERMEDIATE BOND FUND seeks income through investment in a diversified portfolio of intermediate term, fixed income obligations with an expected average weighted maturity of three to ten years.



BOND FUND seeks to maximize long-term total return by investing principally in a diversified portfolio of debt securities.

SHORT-TERM INCOME FUND seeks to obtain consistent current income with relative stability of principal by investing principally in a diversified portfolio of investment grade debt securities.



GOVERNMENT INCOME FUND seeks to provide current income while preserving principal value and maintaining liquidity by investing exclusively in securities of the United States government and its agencies.

INTERMEDIATE MUNICIPAL BOND FUND seeks a high level of income generally exempt from federal income taxes by investing at least 80% of its assets in tax-exempt municipal securities.

PENNSYLVANIA MUNICIPAL BOND FUND seeks to provide a high rate of current income that is exempt from both federal income taxes and (for Pennsylvania residents) Pennsylvania state income taxes. The Fund invests primarily in highly-rated, long-term municipal bonds issued by state, county, and local agencies within the Commonwealth of Pennsylvania.


THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR RESPECTIVE OBJECTIVES.

--------------------------------------------------------------------------------
                                                                   /X/ COREFUND


NEW JERSEY MUNICIPAL BOND FUND seeks to provide a high rate of current income that is exempt from both federal income taxes and (for New Jersey residents) New Jersey state income taxes. The Fund invests primarily in highly-rated, long-term municipal bonds issued by state, county, and local agencies within the state of New Jersey.

GLOBAL BOND FUND seeks to provide capital appreciation and current income through investment primarily in fixed income securities of United States and foreign issuers denominated in United States dollars and in other currencies.

MONEY MARKET
FUNDS

CASH RESERVE seeks to obtain maximum current income consistent with the preservation of principal and maintenance of liquidity by investing in a diversified portfolio of money market instruments of the highest quality, including a broad range of U.S. dollar-denominated government, bank, and commercial paper obligations.

TREASURY RESERVE seeks to provide current interest income, liquidity and safety of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements relating to such obligations.

TAX-FREE RESERVE seeks a high level of income exempt from federal income taxes through investment of at least 80% of its total assets in tax-free securities.


THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR RESPECTIVE OBJECTIVES.

/X/
COREFUND
FAMILY OF
MUTUAL FUNDS

COREFUNDS, INC.

/X/
DIRECTORS
EMIL J. MIKITY, CHAIRMAN
GEORGE H. STRONG
ERIN ANDERSON

OFFICERS
DAVID G. LEE, PRESIDENT
JAMES W. JENNINGS, SECRETARY

INVESTMENT ADVISER
CORESTATES INVESTMENT ADVISERS, INC.
PHILADELPHIA, PA 19101

ADMINISTRATOR
SEI FINANCIAL MANAGEMENT CORPORATION
WAYNE, PA 19087

DISTRIBUTOR
SEI FINANCIAL SERVICES COMPANY
WAYNE, PA 19087

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
PHILADELPHIA, PA 19103

AUDITORS
ERNST & YOUNG LLP
PHILADELPHIA, PA 19103


INDIVIDUAL SHARES

PROSPECTUS



MARCH 18, 1996



INVESTMENT ADVISER

GRAPHICS-CORESTATES LOGO

CORESTATES
INVESTMENT ADVISERS

FOR CURRENT PERFORMANCE, PURCHASE, REDEMPTION AND
OTHER INFORMATION, CALL 1-800-355-CORE (2673)

9513 (11/95)

COR-F-046-03

COREFUND(R)


EQUITY
INDEX
FUND


PROSPECTUS
COREFUNDS, INC.



MARCH 18, 1996

     CoreFunds, Inc. (the "Company") is an open-end management investment company presently offering shares in twenty-three diversified and non-diversified portfolios that offer a variety of investment opportunities. These portfolios are managed by CoreStates Investment Advisers, Inc. ("CoreStates Advisers"). CoreFund Equity Index Fund (the "Fund") is a portfolio offered by the Company. The Fund's investment objective is to provide its shareholders with investments results that achieve price and yield performance similar to the S&P 500 Index, thereby tracking with reasonable accuracy the performance of the stock market as a whole. This Prospectus relates solely to shares in the Fund.

     This Prospectus gives you information about the Funds that you should be aware of before investing. Additional information about the Funds, contained in a Statement of Additional Information dated March 18, 1996, has been filed with the Securities and Exchange Commission. It is incorporated in this Prospectus by reference. To obtain a copy without charge, call or write:

                             CoreFunds, Inc.
                             680 East Swedesford Road
                             Wayne, PA 19087
                             1-800-355-CORE

Keep this Prospectus for future reference.

SHARES IN THE FUNDS ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF EACH FUND'S INVESTMENT ADVISER. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
  TABLE OF CONTENTS                                                 /X/ COREFUND

Transaction and Operating Expense Table.................3  Financial Highlights.................................... 4
                                                           Highlights.............................................. 5

_____________________ FUNDAMENTALS OF MUTUAL FUND INVESTING ____________________


Types of investment vehicles.............................          7
How to invest in stocks, bonds, and money market
  instruments............................................          9
Developing your investment strategy......................         14


___________________________ INFORMATION ON THE FUND ___________________________


Investment Objective of the Fund...................... 18  Valuation of Shares.................................... 24
Investment Policies................................... 18    Net Asset Value...................................... 24
  Other Investment Practices of the                          Portfolio Pricing.................................... 24
  Funds............................................... 20  Management............................................. 24
Investment Restrictions............................... 21    Investment Adviser, Sub-Advisers..................... 25
Investor Considerations............................... 22    Administrator........................................ 26
  Investment Suitability.............................. 22    Distributor.......................................... 26
  Investment Risks.................................... 22  Performance Information................................ 26
Distributions......................................... 22  How to Purchase and Redeem Shares...................... 27
Taxes................................................. 23  Description of Shares.................................. 28
                                                           General Information.................................... 30


                                                                      No person is authorized by CoreFunds, Inc. to give any
                                                                      information or make any representation other than those
                                                                      contained in this Prospectus or in other printed or written
----                                                                  material issued by CoreFunds, Inc., and you should not rely
 2         Table of Contents                                          on any other information or representation.

--------------------------------------------------------------------------------
  TRANSACTION AND OPERATING EXPENSE TABLE                           /X/ COREFUND

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in shares of the Fund.
      The information contained in the table should not be considered a representation of future expenses. Actual expenses may be more or less than those shown.

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.....................................................................     none
    Maximum Sales Load Imposed on Reinvested Dividends..........................................................     none
    Deferred Sales Load.........................................................................................     none
    Redemption Fee..............................................................................................     none
    Exchange Fee................................................................................................     none

ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets):
    Investment Advisory Fees After Fee Waivers1.................................................................     .12%
    12b-1 Fees..................................................................................................     none
    Administrative Fees After Fee Waivers2......................................................................     .16%
    Other Expenses3.............................................................................................     .09%
    Net Annual Fund Operating Expenses4.........................................................................     .37%

EXAMPLE
    You would pay the following                                                                       1 year         $ 4
    expenses on a $1,000 investment,                                                                  3 years         12
    assuming (1) a 5% annual return                                                                   5 years         21
    and (2) redemption at the end                                                                    10 years         47
    of each time period.5

--------------------------------------------------------------------------------

1 Absent voluntary waivers, the Adviser's investment advisory fee is calculated at the annual rate of .40% of the average net assets of the Fund.
2 Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of the Fund's average net assets.
3 Includes (among others) legal, auditing, and printing fees.
4 The Adviser and the Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal period ending June 30, 1996. Absent any fee waivers, such expense ratio would have been 0.74%. The service providers for the Fund has been voluntarily issuing a portion of their fees since inception. However, during this year, these providers may change this waiver so that the Fund's expense ratio will approach the contractually mandated ratio.
5 Absent the voluntary fee waiver of the Adviser and the Administrator, the amounts in this Example, for one year, three years, five years and ten years would be $8, $24, $41 and $92 respectively.

                                                                                  Transaction and Operating Expense Table  3

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS                                              /X/ COREFUND

    The table that follows presents information about the investment results of the shares of the Fund. The financial highlights for each of the periods presented have been audited by Ernst & Young LLP, independent certified public accountants, whose report thereon appears in CoreFunds' annual report which accompanies the Statement of Additional Information.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JUNE 30,

---------------
EQUITY INDEX
--------------------------------------------------

                                        Realized
                                           and                                                           Net
                                       Unrealized                                                      Assets,
              Net Asset                 Net Gains    Dividends   Distribution                          End of      Ratio of
               Value,         Net      or (Losses)   from Net       from       Net Asset               Period     Expenses to
              Beginning   Investment       on       Investment     Capital     Value End     Total      (000      Average Net
              of Period     Income     Securities     Income        Gains      of Period    Return    omitted)      Assets
             -----------  -----------  -----------  -----------  -----------  -----------  ---------  ---------  -------------
CLASS Y
1995          $   20.54    $    0.52    $    4.24    $   (0.52)   $   (0.99)   $   23.79       24.45% $ 112,553         0.37%
1994              20.97         0.55        (0.43)       (0.55)          --        20.54        0.55     72,552         0.35
1993              19.22         0.52         1.84        (0.52)       (0.09)       20.97       12.39     50,551         0.49
1992              18.46         0.52         1.80        (0.48)       (1.08)       19.22       12.59     20,166         0.57
1991 1            19.48         0.03        (0.94)       (0.02)       (0.09)       18.46       (4.64)+   12,117         0.97



                              Ratio of      Ratio of
                             Expenses to   Net Income
             Ratio of Net    Average Net   to Average
               Income to       Assets      Net Assets    Portfolio
              Average Net    (Excluding    (Excluding    Turnover
                Assets        Waivers)      Waivers)       Rate
             -------------  -------------  -----------  -----------
CLASS Y
1995                2.48%          0.76%         2.09%          27%
1994                2.63           0.75          2.23           13
1993                2.82           0.88          2.43            4
1992                2.66           1.06          2.17           27
1991 1              1.79           1.20          1.56           --




--------------------------------------------------------------------------------
+ Returns are for the period indicated and have not been annualized.
1 Equity Index commenced operations on June 1, 1991. All ratios for the period have been annualized.

 4         Financial Highlights

--------------------------------------------------------------------------------
  HIGHLIGHTS                                                /X/ CoreFund

COREFUNDS                 CoreFunds, Inc. ('CoreFunds') is an open-end management investment company presently offering shares in twenty-three diversified and non-diversified portfolios. This Prospectus offers Class Y Shares in the Equity Index Fund. Class Y Shares are primarily offered to various types of institutional investors, which may include CoreStates Bank and its affiliate and corresponding banks, for the investment of their own funds or for funds for which they serve in a fiduciary, agency or custodial capacity. The shares offered in this Prospectus are not subject to a sales load or 12b-1 charges.
                          Materials relating to the other Class Y Shares or Class A and C Shares of the Funds may be obtained by calling 1-800-355-CORE or by writing to CoreFunds, Inc., 680 E. Swedesford Road, Wayne PA 19087.
                          Prior to the date of this Prospectus, all Class A Shares were known as Series B -- Individual for all portfolios other than the Money Market Funds; Class C Shares were known as Series B -- Individual for the Money Market Funds; and Class Y Shares were known as Series A -- Institutional. CoreFunds has changed their designation to conform to the standard designations suggested by the Investment Company
                          Institute.

-------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTALS OF MUTUAL    This section will assist you in appreciating investments generally. It describes the three basic
FUND INVESTING            types of investments--stocks, bonds, and money market investments--as well as mutual funds which employ one or more of these instruments. The various types of mutual funds available and the advantages of mutual fund investing are also discussed.
                                                                                                                         PAGE 7
-------------------------------------------------------------------------------------------------------------------------------
RISK CHARACTERISTICS      Investment in the Fund involves a number of risks, including possible loss of principal. Certain risk factors applicable to the Fund are described below.
                          The Equity Index Fund is subject to market risk and fund risk. Market risk is the possibility that stock prices in general will decline over short or even extended periods of time. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Fund risk is the possibility that a Fund's performance during a specific period may not meet or exceed that of the stock market as a whole. Therefore, investors should consider their holdings in the Equity Index Fund to be a long-term investment.
                                                                                                                        PAGE 22
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT                CoreStates Investment Advisers, Inc. ('CoreStates Advisers') serves as the investment adviser for the
ADVISER                   Fund. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity, and international investments. It currently manages discretionary and non-discretionary client security portfolios with a total aggregate market value exceeding $
                          billion, for individuals, corporations, institutions and municipalities.
                                                                                                                        PAGE 25
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                               Highlights  5

--------------------------------------------------------------------------------
  HIGHLIGHTS (CONTINUED)                                            /X/ COREFUND

DIVIDEND                  Shareholders of the Fund are entitled to dividends and distributions arising from the net investment
POLICY                    income and capital gains, if any, earned on investments held by the Fund.
                                                                                                                       PAGE 22
------------------------------------------------------------------------------------------------------------------------------
TAXES                     The sale or redemption of shares of a mutual fund is a taxable event to the selling or redeeming shareholder. In addition, any receipt of dividends which represent capital gain distributions will be subject to federal and state income taxes. However, receipt of other dividends will generally not be subject to federal income taxes. Ordinary dividends also will be subject to state income taxes.
                                                                                                                       PAGE 23
------------------------------------------------------------------------------------------------------------------------------

PURCHASING                The minimum initial investment amount for retail investors investing in Equity Index Fund is $500.
SHARES                    The minimum initial investment for institutional investors is $1,000,000 for each Fund which amount may be waived at the discretion of the distributor. There is no minimum for subsequent investments.
                          Institutional investors may acquire Class Y Shares of the Fund for their own account or as a record holder on behalf of fiduciary, agency or custody accounts by placing orders with the Fund's distributor.
                                                                                                                       PAGE 27

------------------------------------------------------------------------------------------------------------------------------
SELLING                   With respect to shares held by institutional investors on behalf of their customer accounts, all or
SHARES                    part of the shares beneficially owned by a customer may be redeemed in accordance with instructions and limitations pertaining to their account at the institution. The share price of the Fund is expected to fluctuate and may at redemption be more or less than at the time of initial purchase, resulting in a gain or loss.
                                                                                                                       PAGE 28
------------------------------------------------------------------------------------------------------------------------------

 6         Highlights

FUNDAMENTALS OF MUTUAL FUND INVESTING


AN INTRODUCTORY GUIDE FOR INVESTORS

This section is devoted to those who are unfamiliar or uncomfortable with the concepts of mutual fund investing, as well as those who are interested in developing a coordinated strategy which can help them reach their financial goals.

     It describes the three basic types of investment vehicles stocks, bonds, and money market instruments -- as well as mutual funds which employ one or more of these investments.

     Of course, no guide alone can help you determine how or when to invest. That's why we recommend that you work closely with an investment representative to develop a solid program which is designed specifically for your goals and risk tolerance.

PART I:
TYPES OF INVESTMENT VEHICLES

FOR DETAILS ON HOW EACH OF THESE INSTRUMENTS IS USED IN MUTUAL FUNDS, PLEASE SEE THE SECTION ENTITLED, "WHAT TYPES OF MUTUAL FUNDS ARE AVAILABLE?"

The three most popular types of investments are stocks, bonds, and money market instruments. The following is an introduction to what they are and how they work.

WHAT IS A STOCK?

Also known as equities, stocks represent an ownership position in a business entity, such as a company or corporation. Each share of stock represents a proportionate "share" of ownership in the business entity. As a result, stocks offer individual investors the opportunity to take part in the economic future of business.

     Stocks are bought and sold on the open market, through a variety of stock exchanges in the U.S. and around the world. This system allows any individual to purchase and sell shares through stock brokers, who are licensed to participate in the exchange.

     The price for a share of stock is established by an "auction" system, in which the broker for the buyer negotiates with the broker for the seller. When the demand for a stock is low, its price will most likely fall; when demand is high, the stock's price will most likely rise.

     Because each share of stock represents a share in the company's earnings, one of the most common factors affecting the price of the stock is the direction of the company's earnings. In theory, the more a company earns, or is expected to earn, the higher the price of its shares.

     However, a number of other factors can cause a stock's price to go up or down, including events which will positively or negatively affect the company's future, changes in the overall economy, changes in the mood of the market, and the market's perceptions of the company or its stock.

ALSO SEE: "EQUITY MUTUAL FUNDS" AND "WHAT ARE BALANCED FUNDS?"

FOR DEFINITIONS OF INVESTMENT TERMS, PLEASE SEE THE
GLOSSARY FOLLOWING THIS SECTION.

WHAT IS A BOND?

When a corporation, government or government agency needs money for a certain project, it often borrows money by issuing bonds to investors. So, in the simplest terms, a bond is an IOU. The investor who purchases a bond is acting as the lender.

     Rather than offering an ownership share in business, as stocks do, bonds are simply an agreement to repay the investor the amount loaned, also known as principal, on a certain date. In addition, the issuer commits to making periodic fixed interest payments to the lender until the loan is repaid.

     When the bond is issued by a state or municipality, the interest paid to investors is generally free of federal income taxes.

     Like stocks, bonds are also traded in the open market. The value of a bond can fluctuate due to changing market conditions. For example, when interest rates in the market fall, the prices of bonds tend to rise. On the other hand, when interest rates rise, the value of bonds falls.

     Generally, the longer the maturity of a bond, the higher its yield and the greater its price volatility. The shorter the maturity, the lower the yield and the greater its price stability.

ALSO SEE: "FIXED INCOME MUTUAL FUNDS"


                                              Price of the
                                              same bond if
                    Price of a 7%              the yield
                     coupon bond             increases to 8%
Years to           now trading to           to keep pace with    Percent change
maturity              yield 7%            rising interest rates     in price
1 year                $100.00                    $99.06              -0.94%
3 years               $100.00                    $97.38              -2.62%
10 years              $100.00                    $93.20              -6.80%
30 years              $100.00                    $88.69             -11.31%


DURING TIMES WHEN OVERALL INTEREST RATES ARE FALLING, FIXED-INCOME INVESTORS GENERALLY ENJOY HIGHER PRICES FOR THEIR BONDS. CONVERSELY, RISING INTEREST RATES TEND TO REDUCE THE VALUE OF BONDS. LONGER MATURITY BONDS EXPERIENCE A GREATER CHANGE IN PRICE, AS SHOWN ABOVE.



WHAT IS A MONEY MARKET INSTRUMENT?

Simply put, money market instruments are short-term bonds, with maturities typically ranging from overnight to 13 months. They pay investors a rate of interest which is generally lower than that of longer-term bonds.

     Money market securities are issued by a number of sources, including the U.S. Government, its agencies and large, reputable banks and corporations.

     Money market instruments are generally quite stable, due to their short maturities. Therefore, they are chosen by investors who wish to maintain the safety of their investment.

ALSO SEE: "MONEY MARKET MUTUAL FUNDS"

PART II:
HOW TO INVEST IN STOCKS, BONDS, AND MONEY
MARKET INSTRUMENTS

Now that you've reviewed the basic types of investment vehicles available, here's a discussion of how mutual funds can help you invest in stocks, bonds, and money market securities.

WHAT IS A MUTUAL FUND?

Simply defined, a mutual fund pools the money of many investors and invests it toward a specific goal, such as stability of principal, regular income, or long-term growth. The fund's professional managers choose investments that, in their judgment, will help the fund achieve its goal. As an investor, you share in the fund's gains, losses, income, and expenses on a proportional basis.

     An equity fund pools its money to purchase stocks, a fixed-income fund purchases bonds, and a money market fund purchases short-term debt instruments.

ADVANTAGES OF MUTUAL FUND INVESTING.

While many investors enjoy excellent results by purchasing individual stocks or bonds, most investors find that mutual funds offer a more viable alternative, for the following reasons:

     PROFESSIONAL MANAGEMENT: With individual securities, you or your broker must do the extensive research necessary to choose from among the thousands of securities available. With mutual funds, you enjoy having a professional money manager uncover opportunities and research them to make sure the investment is appropriate for the needs of the fund.

     LOW COSTS: With mutual funds, trading costs are modest because they are shared by all investors in the fund.

     DIVERSIFICATION: When investing, it's important to not put all your eggs in one basket, so that you will be protected against an excessive loss in any one investment. But only the wealthiest investors can afford to purchase the wide range of individual securities to achieve true diversification. With mutual funds, however, you can enjoy immediate diversification with even a very limited amount of money, because investment risk is spread over many different securities for greater stability and safety of your investment.

     LIQUIDITY: With individual securities, it can sometimes be difficult to redeem your investment due to market conditions and other factors. Mutual fund shares, however, are easily redeemed at their current market value.


WHAT TYPES OF MUTUAL FUNDS ARE AVAILABLE?

The three basic categories of mutual funds are as follows:

     EQUITY (STOCK) MUTUAL FUNDS A stock fund consists of selected securities traded on the stock market. The fund changes in value as the prices of the stocks in the fund change. Although these funds tend to rise or fall in price more than other types of mutual funds, they have traditionally rewarded investors with higher returns over the long run.

     FIXED INCOME (BOND) MUTUAL FUNDS A fixed income fund is a mutual fund which invests in a pool of bonds. Bonds generally pay a fixed rate of interest. While fixed income mutual funds buy bonds, it's important to note that the income paid by a bond fund will fluctuate as individual securities are added to or subtracted from the pool.

     In addition, fixed income funds are subject to changes in net asset value due to changing market conditions. Like individual bonds, fixed income funds will tend to increase in value during times of decreasing interest rates, and will generally decrease in value when interest rates rise.

     There are a wide range of fixed-income funds to choose from, each with its own investment objectives. These objectives range from stability of principal, to maximum yield, to tax-free income.

     MONEY MARKET FUNDS Of the basic mutual fund categories, money market funds are managed to maintain the greatest stability of principal. They are managed to maintain a value of $1 per share.

     Money market funds invest in short-term money market securities, such as U.S. Treasury Bills, certificates of deposit from large banks, and commercial paper. Because the interest rates paid on these securities fluctuate with market conditions, the yield for money market funds will also change.

WHAT ARE TAX-FREE FUNDS?

Tax-free funds, which include both fixed income (bond) and money market funds, invest in securities which are issued by state, county, and local governments and their agencies. The proceeds from these securities are used to finance a variety of public-works projects, such as the building of roads, schools, and sewers.

     Under current tax laws, the interest paid to investors in these securities is generally exempt from Federal income taxes. Therefore, they are frequently purchased by investors who wish to shelter their investment income from taxes. However, Congress from time to time reviews this aspect of the tax code and may at any time repeal the exemption on any or all of these securities. If this were to occur, it would have a negative impact on any affected securities, as well as the mutual funds in which they were held.


               It's Easy to Compare Tax-Free and Taxable Yields:
                        Tax-Free Yield   =  Taxable Yield
                        --------------
                        1 - Tax Rate

WHAT ARE BALANCED FUNDS?

In addition to the types of mutual funds already described, there are also funds which blend investments in stock, bond, and money market securities. These are commonly known as balanced funds.

     The returns for balanced funds are typically greater than those of bond and money market funds, but lower than those of pure stock funds. Investing in all three types of securities means the value of your principal should fluctuate less than it would in a stock or bond fund alone.

     Typically, the fund's professional manager has the flexibility to change the investment mix based on current economic conditions.

COMPARING THE PERFORMANCE OF STOCK, BOND, AND MONEY MARKET INVESTMENTS

In order to balance risks and rewards, it's helpful to see how stocks, bonds, and money market investments have performed over time.

     Mutual fund performance is stated in terms of total return. The total return of a mutual fund or any other investment consists of the combination of capital appreciation (or loss) and investment income.

     Capital appreciation (or loss) is a change in the market value. Income is made up of dividends earned on stocks, and interest paid on bonds or money market investments. In general, stocks have the highest total return, because over long periods of time they have achieved the greatest capital appreciation.

     Bonds have provided the greatest income or interest, but because their prices are more stable they have less potential than stocks for capital appreciation. Therefore, they have a lower total return potential over time than stocks.

     Of course, past returns are no guarantee of future results. But historical data tells a story which surprises many investors.

     As the chart on the following page shows, for the forty-year period between January 1955 and December 1994, stocks have averaged annual returns of 10.7%, while long-term bonds have averaged 5.6%, intermediate-term bonds have averaged 6.6%, and money market instruments have averaged 5.6%. During this same period, inflation averaged 4.4%. Therefore, bonds and money market investments actually delivered very little growth in excess of inflation.

     Stocks, on the other hand, averaged more than double the rate of inflation. What about the price fluctuations? Well, it's true that stocks do fluctuate -- and probably always will. But as the accompanying chart shows, stocks have consistently rewarded long-term investors.

     Since money market funds are managed to have a constant $1 share price, their total return consists only of the interest earned on their investments.

GROWTH OF $1,000 (HISTORICAL PERFORMANCE
OF STOCKS, BONDS AND CASH)


Dollars in Thousands



         Large                                    Long-Term    Intermediate-Term
Year     Stocks     T-Bill           Inflation    Gov't Bonds  Gov't Bonds
1955     1.32       1.02             1.00         0.99          0.99
1956     1.40       1.04             1.03         0.93          0.99
1957     1.25       1.07             1.06         1.00          1.07
1958     1.79       1.09             1.08         0.94          1.05
1959     2.01       1.12             1.10         0.92          1.05
1960     2.02       1.15             1.12         1.05          1.17
1961     2.56       1.18             1.12         1.06          1.19
1962     2.34       1.21             1.14         1.13          1.26
1963     2.87       1.25             1.16         1.14          1.28
1964     3.35       1.29             1.17         1.18          1.33
1965     3.77       1.34             1.19         1.19          1.35
1966     3.39       1.40             1.23         1.23          1.41
1967     4.20       1.46             1.27         1.12          1.42
1968     4.66       1.54             1.33         1.12          1.49
1969     4.27       1.64             1.41         1.06          1.48
1970     4.44       1.75             1.49         1.19          1.73
1971     5.07       1.82             1.54         1.35          1.88
1972     6.04       1.89             1.59         1.42          1.97
1973     5.15       2.02             1.73         1.41          2.07
1974     3.79       2.19             1.94         1.47          2.18
1975     5.19       2.31             2.08         1.60          2.35
1976     6.43       2.43             2.18         1.87          2.66
1977     5.97       2.56             2.32         1.86          2.69
1978     6.36       2.74             2.53         1.84          2.79
1979     7.53       3.02             2.87         1.82          2.90
1980     9.97       3.36             3.23         1.74          3.02
1981     9.48       3.86             3.51         1.78          3.30
1982    11.51       4.26             3.65         2.49          4.26
1983    14.10       4.64             3.79         2.51          4.58
1984    14.99       5.09             3.94         2.90          5.22
1985    19.82       5.48             4.09         3.80          6.28
1986    23.48       5.82             4.14         4.73          7.23
1987    24.70       6.14             4.32         4.60          7.44
1988    28.85       6.53             4.51         5.04          7.89
1989    37.94       7.08             4.72         5.96          8.94
1990    36.73       7.63             5.00         6.33          9.81
1991    47.93       8.06             5.16         7.55         11.33
1992    51.62       8.34             5.31         8.15         12.14
1993    56.78       8.58             5.45         9.64         13.51
1994    57.52       8.92             5.60         8.89         12.81



THIS CHART SHOWS HOW THE MAJOR TYPES OF INVESTMENTS HAVE PERFORMED OVER THE PAST 40 YEARS. MORE STABLE MONEY MARKET INVESTMENTS HAVE PRODUCED THE LOWEST ANNUAL RETURNS, WHILE STOCKS HAVE PRODUCED THE GREATEST GROWTH EVEN THOUGH THEIR VALUE FLUCTUATES MORE.


HISTORICAL ANNUALIZED RETURN
(JANUARY 1955 -DECEMBER 1994)

Stocks                                       10.7 %
Long-Term Government Bonds                    5.6
Intermediate-Term Government Bonds            6.6
Cash                                          5.6
Inflation                                     4.4



ASSUMPTIONS FOR THE TABLE AND CHARTS SHOWN ON THIS PAGE: RETURNS BASED ON HISTORICAL PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. STOCK RETURNS REPRESENT TOTAL RETURN OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX"). FIXED INCOME, OR BONDS, IS COMPOSED OF INTERMEDIATE- AND LONG-TERM GOVERNMENT BONDS. CASH REPRESENTS 30-DAY TREASURY BILLS. SOURCE:
SEI FINANCIAL SERVICES COMPANY.



RANGE OF STOCK RATES OF RETURN FOR ONE-
AND FIVE-YEAR ROLLING PERIODS
(1955-1994)

Percent

                               One-Year                  Five-Year
                            Rolling Periods           Rolling Periods
95th Percentile                  37.2                      20.0
5th Percentile                  -10.8                       1.6


MANY INDIVIDUALS ARE CONCERNED ABOUT THE RISKS ASSOCIATED WITH INVESTING IN STOCKS. MANY DO NOT REALIZE, HOWEVER, THAT DESPITE THE FLUCTUATION OF ANNUAL RETURNS, INVESTORS WHO HELD STOCKS FOR A FULL FIVE YEARS HISTORICALLY EARNED
A POSITIVE RETURN IN MORE THAN NINETY FIVE PERCENT OF THE CASES. BEST AND WORST CASE SCENARIOS PRESENTED IN THIS ILLUSTRATION REPRESENT THE FIFTH AND NINETY-FIFTH PERCENTILE OF THE HISTORICAL RETURN DISTRIBUTION. SOURCE: SEI FINANCIAL SERVICES COMPANY.

WHAT ARE INTERNATIONAL FUNDS?

International funds invest primarily in stock, bond and money market securities issued by corporations, governments and banks worldwide.

     International equity funds invest in the equity (stock) securities of companies based outside the United States. Today, international markets account for over 60% of the world's equity capitalization, as measured by the Morgan Stanley World Index in February, 1995. This indicates that many investment opportunities now exist globally. Likewise, international bond funds may invest in government and corporate debt obligations from around the world with the aim of providing income and the potential for capital appreciation. Investing in international equity (stock) and fixed income (bond) funds provides investors with a way to participate in a diversified portfolio of many international securities of many countries.

GROWTH OF $1,000
(PERFORMANCE OF INTERNATIONAL AND DOMESTIC STOCKS)


Dollars in Thousands

Year             MSCI EAFE           S&P 500

1975             1.371               1.372
1976             1.4223              1.6985
1977             1.6986              1.5762
1978             2.2812              1.6803
1979             2.4222              1.9894
1980             3.014               2.634
1981             2.9829              2.505
1982             2.9573              3.041
1983             3.6851              3.7252
1984             3.9749              3.9599
1985             6.2296              5.235
1986             10.586              6.2035
1987             13.226              6.5261
1988             17.007              7.6225
1989             18.843              10.024
1990             14.473              9.7028
1991             16.281              12.662
1992             14.352              13.637
1993             19.08               15.001
1994             20.618              15.196



GROWTH OF $1,000 IN INTERNATIONAL AND DOMESTIC STOCKS. MSCI EAFE (THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE AUSTRALIA AND FAR EAST INDEX) REPRESENTS THE GROWTH OF AN INVESTMENT IN INTERNATIONAL STOCKS, AND THE S&P 500 INDEX INDICATES AN INVESTMENT IN DOMESTIC STOCKS.


A COMPARISON OF FOREIGN GOV'T BOND
RETURN PERFORMANCE 1994


Dollars in Thousands

Japan              8.88
U.K.              -1.54
Australia          6.88
France             4.37
Canada            -9.86
U.S.              -3.36
Germany            9.98


SOURCE: SEI FINANCIAL SERVICES COMPANY

     Although investing internationally can reward investors (see graphs above), there is an added dimension to the risks involved in investing in domestic securities. Currency fluctuations in the countries in which international stock and bond securities are issued can negatively impact the value of these securities, as well as the mutual funds in which they are held.

PART III:
DEVELOPING YOUR INVESTMENT STRATEGY

Now that you have a basic understanding of the investments available to you, let's look at how these investments can be used to help you achieve your goals.

     Everyone, whatever their income level, has financial goals. Perhaps yours include a comfortable retirement, education for your children or grandchildren, a new home, or simply the accumulation of wealth.

     Whatever your personal goals, the best way to achieve them is to take control of your financial future. And one of the best ways to do that is through a coordinated program of saving and investing.

     Saving money provides the foundation for reaching your goals, while investing builds on that foundation by using the money you save to make even more money.

     Mutual funds provide one of the most convenient and rewarding means of saving and investing.

     Mutual funds are particularly well-suited to long-term goals such as education and retirement, because they offer a convenient way to invest regularly in a diversified portfolio of securities.

     Once you've decided to use mutual funds to help reach your goals, here are some very simple steps to follow:

STEP 1:

SET WELL-DEFINED GOALS.
Whether you're investing for retirement, education, wealth accumulation, or regular income, start by determining how much you will need to satisfy your goals. When making this assessment, you may want to seek the guidance of an investment professional. Also take into account the effects of inflation, which historically has reduced purchasing power by an average of 4.4% per year.

     Short-term goals will require a greater initial investment and a more conservative investment approach. Longer-term goals will require a smaller initial investment and a more aggressive approach, including investments in stock and bond funds which are expected to yield higher returns over the long run.

     Once you determine your primary and secondary goals, you'll then need to calculate how soon you will need your money.

STEP 2:

ESTABLISH YOUR TIME HORIZON.
For each of your goals, determine how soon you will need the money you're investing. If it's a shorter-term goal, such as a new home in a few years, you'll want investments that offer fairly predictable results in a short time. If it is a longer-term goal, such as education for young children, you can plan for longer-term results. Accordingly, the type of investments you choose for retirement will depend on whether your retirement is a few years away, or a few decades.

STEP 3:

UNDERSTAND THE REAL RISKS.
Most people think of an investment as "risky" or "safe" based only on how much the value of their principal can fluctuate. But in the long run, there is more to risk than whether your principal goes up or down. It's just as important to consider the following risks:

     THE RISK OF INFLATION. To achieve any real increase in your wealth, your investment return must outstrip inflation, or you may end up actually losing purchasing power in the long run. To beat inflation, consider investing some of your money where values and return are not fixed, but grow with the economy. Experience shows that stock-based investments such as equity mutual funds offer this type of performance potential.

     THE RISK OF NOT REACHING YOUR GOAL. Another potential risk that many investors tend to overlook is the risk that an investment strategy will not enable them to reach their goal. To properly assess this risk, you first need to define your goals, and then strike a balance between the risk of principal volatility and the risk of failing to reach your goals.

     For example, statistics show that at age 70 you can expect to live another 20 years. To achieve the many years of comfortable retirement you want, you must have the discipline to set aside enough money during your working years and invest it wisely.

STEP 4:

DECIDE ON AN INVESTMENT MIX.
When you are selecting specific investments, choose those which offer the greatest potential for reaching your short-term and long-term goals, and which are within your risk tolerance.

     Many investors find that they are most comfortable with a mix of investments, including stocks, bonds, and money market funds. This approach offers the advantage of not putting all your eggs in one basket, and also allows you to enjoy the distinct advantages of each type of investment.

     If you use this approach, known as "asset allocation", the key is deciding how much to allocate to each type of investment. To make this decision easier, you can select a balanced fund, which combines stock, bond, and money market investments under the guidance of professional investment managers.

     As this chart below suggests, bonds and money markets fluctuate less in the short term, and there is less chance of experiencing a loss. History has shown, however, that the longer you stay invested, the more stocks have provided a higher return, with a decreasing potential for loss.

REDUCTION OF RISK
OVER TIME



1 Year
 Stocks                            43.40            -26.5
 Long Term Bonds                   40.36            -9.18
 Intermediate-Term Bonds           29.10            -5.14
 Cash                              14.70             1.50
 Inflation                         13.30             0.40

5 Year
 Stocks                            20.40            -2.36
 Long Term Bonds                   21.62            -2.14
 Intermediate-Term Bonds           16.98             0.96
 Cash                              11.12             2.33
 Inflation                         10.06             1.24

10 Year
 Stocks                            17.59             1.24
 Long Term Bonds                   15.56             1.13
 Intermediate-Term Bonds           13.13             2.92
 Cash                               9.17             2.58
 Inflation                          7.34             1.57

20 Year
 Stocks                            14.58             6.53
 Long Term Bonds                   10.10             1.94
 Intermediate-Term Bonds            9.85             3.98
 Cash                               7.72             4.00
 Inflation                          6.36             3.37




THE LONGER YOU HOLD ANY PARTICULAR ASSET CLASS (STOCKS, BONDS, MONEY MARKET INSTRUMENTS), THE LESS THE VARIATION IN RETURN. WHILE STOCKS HAVE FLUCTUATED IN VALUE MUCH MORE THAN OTHER INVESTMENTS, THEY HAVE ALSO DELIVERED HIGHER RETURNS OVER THE LONG RUN. IN ADDITION, THE LONGER AN INVESTOR REMAINS INVESTED IN STOCKS, THE LESS THE CHANCE THERE IS FOR A CAPITAL LOSS. THE BEST- AND WORST-CASE SCENARIOS PRESENTED IN THIS ILLUSTRATION REPRESENT THE ABSOLUTE HIGHEST AND LOWEST RETURNS FROM JANUARY 1955 TO 1994. SOURCE: BASED ON HISTORICAL DATA ON THE S&P 500 INDEX, INTERMEDIATE-AND LONG-TERM GOVERNMENT BONDS, AND 30-DAY TREASURY BILLS FOR ROLLING ONE-, FIVE-, 10-, AND 20-YEAR PERIODS BETWEEN 1955 AND 1994. PAST RESULTS DO NOT GUARANTEE FUTURE PERFORMANCE.


STEP 5:

GET STARTED.
Don't make the mistake of waiting until tomorrow. With mutual funds, you don't need a large investment to start your program. All it takes is a small amount of money, and a strong desire to reach your goals.

     For full details on how the principles of mutual fund investing can work for you, please contact your investment representative.

STEP 6:

BE DISCIPLINED.
Once you have a good strategy, stay with it. Avoid sudden changes in reaction to temporary market trends. Remember, you're interested in long-term performance.

     In mutual fund investing, particularly with equity funds, one of the surest ways to maximize the value of your investment is through a regular program of monthly contributions. By adding to your account each month, you'll be purchasing shares during both "up" markets and "down" markets. This technique, known as "dollar cost averaging", has been shown to yield optimum results over the long run.

GLOSSARY
OF KEY INVESTMENT TERMS

CAPITAL GAIN: The profit made from the sale of securities due to an increase in share value.

CURRENT YIELD: The income paid annually on mutual fund shares, expressed as a percentage of the current price per share.

DISTRIBUTION: Payment of capital gains to shareholders of a mutual fund. For tax purposes, distributions are separate from interest income or dividends.

DOLLAR COST AVERAGING: Investing a fixed dollar amount at regular intervals over a long period of time to reduce the average cost per share of a mutual fund.

INCOME DIVIDENDS: Regular payments from mutual funds to their shareholders, made up of dividends, interest, and short-term capital gains earned from the fund's portfolio of securities. May be distributed annually, bi-annually, quarterly, or monthly, with operating expenses deducted.

MATURITY: The date on which the issuer is scheduled to return the amount borrowed to the lender, or investor.

MUNICIPAL BOND: A debt obligation issued by a city, state, or municipality. Interest from these bonds is generally exempt from federal income tax.

NET ASSET VALUE: The dollar value of one share of a mutual fund. This value is generally calculated at least once each day, and is the price at which the fund will redeem its shares from investors.

PRINCIPAL, OR PAR VALUE: Also known as face value, this is the amount loaned to the issuer of a bond.

PROSPECTUS: A booklet distributed by the issuer of a security or mutual fund, in compliance with SEC regulations. A mutual fund prospectus must include the fund's investment objectives, all expenses and fees including management and sales fees, a description of shareholder services offered, and information on how to buy shares.

REDEMPTION PRICE: Also known as "bid price", this is the price at which mutual funds buy back their shares. It is usually the net asset price of the fund.

TOTAL RETURN: The combined return of capital appreciation and income (interest and dividends) that an investment earns. (See page 26).

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS

/X/

INVESTMENT
OBJECTIVE
OF THE FUND

The objectives of the Fund are fundamental and may only be changed by the affirmative vote of a majority of the outstanding shares of the Fund. You may want to pursue more than one objective by investing in other portfolios offered by CoreFunds.
      As investment adviser of the Fund, CoreStates Advisers manages the Fund's portfolio of investments in a manner which it believes will best accomplish the Fund's stated objective. However, there can be no assurance that a Fund will meet its objective.

EQUITY INDEX FUND The Equity Index Fund's investment objective is to provide its shareholders with investment results that achieve price and yield performance similar to the S&P 500 Index, thereby tracking with reasonable accuracy the performance of the stock market as a whole.

/X/

INVESTMENT
POLICIES

The policies which the Fund follows to achieve their investment objectives are described below. These are non-fundamental policies which may be changed without a shareholder vote.

      The Fund intends, under normal market conditions, to hold at least 90% of its total assets in equity securities that as a group reflect a composite of those represented in the S&P 500 Index. To mirror and confine the holdings to relatively large, well-known companies within the S&P 500 Index, CoreStates Advisers utilizes a computer model that closely monitors industry weightings of the S&P 500 Index. While common stocks represented in the S&P 500 Index are the primary securities utilized to achieve Equity Index Fund's objective, CoreStates Advisers may also invest in other types of securities, consistent with the objective and policies described herein. Equity Index Fund is not sponsored by nor affiliated with Standard & Poor's Corporation ('S&P').
      The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. In choosing the 500 stocks which are included in the S&P 500 Index, S&P considers market values and industry diversification. Most of the stocks in the S&P 500 Index are issued by companies which are among the largest, in terms of the aggregate market value of their outstanding stock, measured by the market price per share multiplied by the number of shares outstanding. Stocks that are not among the five hundred largest are included in the S&P 500 Index for diversification purposes.
      Traditional methods of mutual fund investment management typically involve frequent changes in a portfolio of securities on the basis of economic, financial, and market analyses. Index funds such as Equity Index Fund are not managed in this manner, however. Instead, CoreStates Advisers only purchases and sells securities with respect to the Fund in an attempt to duplicate the total return of the S&P 500 Index, taking into account redemptions, sales of additional Fund shares, and other adjustments as described below.

 18        Investment Objective

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

      Consistent with its investment objective, Equity Index Fund's investment portfolio will at any time consist of common stocks of as many issuers listed in the S&P 500 Index as is feasible, consistent with the policies stated herein. Accordingly, the Fund invests in both dividend-paying and non-dividend-paying securities that are not included in the S&P 500 Index. While Equity Index Fund may own about 350 names, the largest 50 companies within the S&P 500 Index generally represent nearly 85% of the value of the S&P 500 Index, and the largest 200 companies represent nearly 95%. The number of companies owned by the Fund is determined in an effort to minimize the impact of transaction costs and balance these costs with tracking error.
      Generally, Equity Index Fund only trades securities to reflect changes in the S&P 500 Index, to carry out appropriate rebalancing for diversification purposes, or to more closely track the return of the S&P 500 Index. This Fund invests in equity securities that, as a group, reflect the composite performance of the S&P 500 Index based on a computer-based financial model that tracks the performance of the various stocks in the S&P 500 Index. As the Fund grows in total assets, its portfolio may eventually include all 500 stocks in the S&P 500 Index. This decision would be made by CoreStates Advisers, based on its financial model.
      Although CoreStates Advisers does not screen securities for investment by this Fund by traditional methods of financial and market analyses, it monitors the Fund's investments with a view toward removing stocks of companies which exhibit extreme financial distress or which may impair for any reason the Fund's ability to achieve its investment objective. Therefore, an investor participating in the Fund bears the risk of such adverse market conditions. The Fund expects that its return will match the S&P 500 Index, prior to the deduction of brokerage and other transaction costs, other Fund expenses, and tracking errors.
      Common stocks purchased by the Fund are initially selected in accordance with their market capitalizations. Market capitalization is calculated by multiplying the market price of an issuer's stock by the number of outstanding shares of its common stock. The issues selected for this Fund are then ranked and weighted accordance to their respective market capitalizations. The weighted market capitalization of each issuer selected is determined by dividing the issuer's market capitalization by the total market capitalizations of all issuers listed.
      The industry sector diversification of the issuers selected for inclusion in Equity Index Fund according to their weighted market capitalizations is then compared with the industry sector diversification of the issuers of all common stocks publicly traded in the United States.
      CoreStates Advisers will include in the Fund certain 'balancing securities,' which are common stocks of companies with smaller market capitalizations which are added to complete the portfolio to provide broad industry representation. As indicated, 'balancing securities' are issued by issuers whose market capitalizations are such that they would not otherwise be eligible for inclusion in the Fund, and replace the securities of issuers in over-represented sectors in the Fund.

                                                                                                      Investment Policies  19

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

OTHER INVESTMENT PRACTICES OF THE FUNDS ________________________________________
In addition to the investments described above, the Fund may engage in a number of additional investment practices, as discussed below:

REPURCHASE AGREEMENTS
Under certain circumstances, the Fund may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Fund purchases securities ('collateral') from financial institutions such as banks and broker-dealers ('seller') which are deemed to be creditworthy under guidelines approved by the Fund's management, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities). The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by CoreFunds' custodian in the Federal Reserve book-entry system. Default by the seller could, however, expose a Fund to loss in the event of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the 'Investment Company Act').

REVERSE REPURCHASE AGREEMENTS
The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. The Fund enters into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it places in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the Investment Company Act.

OTHER INVESTMENT COMPANIES
The Fund may invest in the securities of other investment companies. Such shares will be purchased by the Fund within the limits prescribed by the Investment Company Act. Such investments will be limited to amounts not in excess of 5% of a Fund's total assets at the time of purchase.

TEMPORARY INVESTMENTS
On occasion, the Fund may be unable to achieve its investment objective due to market conditions. Under such circumstances, the Fund is permitted to make certain temporary investments which deviate from the investment policies described above. Such investments may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against potential or serious stock market declines.

 20        Investment Policies

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                                                                    /X/ COREFUND

      Although the Fund normally seeks to remain fully invested in equity securities, it may invest all or a portion of its assets temporarily in certain short-term and fixed income vehicles, in accordance with the investment restrictions described herein. Money market instruments, such as commercial paper, and fixed income securities, such as bonds, musts be assigned, or determined by the adviser to be equal to, certain minimum ratings in each category by either Moody's or S&P at the time of purchase by the Fund. Temporary investments may include money market instruments, U.S. government obligations, fixed income securities and/or repurchase agreements.

/X/
INVESTMENT
RESTRICTIONS

Investment policies of the Fund that are not fundamental may be changed by the Board of Directors without shareholder approval, provided such changes are deemed to be consistent with the Fund's objective and in the best interests of its shareholders. However, the investment objectives of each Fund, along with the restrictions and limitations described herein and in the Statement of Additional Information, are fundamental and may be changed only by the affirmative vote of a majority of the outstanding shares of such Fund. See 'Description of Shares.'

THE FUND MAY NOT:
      1. Make loans, except that the Fund may purchase or hold certain debt instruments and enter into repurchase agreements, in accordance with its policies and limitations.
      2. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts not to exceed 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase any securities while its borrowings (including reverse repurchase agreements) are outstanding.
      3. Invest more than 10% of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days or the lending of securities which provide for settlement more than seven days after notice.
      4. Purchase securities of any one issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer and/or more than 10% of the voting securities of such issue would be held by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.
      5. Invest 25% or more of its total assets in any one industry. For purposes of this limitation, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents, and utilities will be divided according to their services-for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

                                                                                                  Investment Restrictions  21

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  INFORMATION ON THE FUNDS (CONTINUED)

PORTFOLIO TURNOVER It is not a policy of the Fund to purchase or sell securities for trading purposes. However, the advisers manage the Fund without regard generally to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. Generally, the Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. It is expected that the Fund's annual portfolio turnover rates will not exceed 100%. A 100% rate of turnover would occur, for example, if all of a portfolio's securities are replaced within a one year period.
      High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a Fund. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. As a general rule, net gains are distributed to shareholders and will be taxable at ordinary income tax rates, for federal income tax purposes, regardless of long- or short-term capital gains status. See 'Distributions' and 'Taxes' for more information on taxation. The tables set forth in 'Financial Highlights' present the Funds' historical portfolio turnover rates.

/X/
INVESTOR
CONSIDERATIONS
INVESTMENT SUITABILITY _________________________________________________________

The Fund is suitable for those who want to participate in the equity market's superior long-term performance without the near-term commitment and risks associated with choosing a particular investment style which may or may not be out of favor during any period of time. Investors generally can expect returns in line with the S&P 500 Index, which is tracked closely by the Fund.

INVESTMENT RISKS _______________________________________________________________

Different funds differ significantly in terms of risk. Because of the concerns listed below, the Fund should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics--including common stocks, bonds and different types of money market instruments. Investors may also wish to complement an investment in the Fund with other portfolios offered by CoreFunds.
      The Fund is subject to market risk and fund risk. Market risk is the possibility that stock prices in general will decline over short or even extended periods of time. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Fund risk is the possibility that a Fund's performance during a specific period may not meet or exceed that of the stock market as a whole. Therefore, investors should consider their holdings in equity mutual funds to be long-term investments.

/X/

DISTRIBUTIONS


Shareholders of the Fund are entitled to dividends and distributions arising from the net investment income and capital gains, if any, earned on investments held by such Fund. Shares of the Fund begin earning dividends on the business day on which the purchase order for the shares is executed and continue to earn dividends through, and including, the day before the redemption order for such shares is executed.


 22        Investor Considerations

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND


      Dividends are paid in the form of additional shares of the Fund unless a shareholder selects one of the following options on the Account Application
Form: Cash Dividend Option--to receive dividends in cash and capital gains distributions in additional shares of the Fund at net asset value; All Cash Option-- to receive both dividends and capital gains distributions in cash. In the absence of either of these selections on the Account Application Form, each purchase of shares is made upon the condition and understanding that the Fund's agent is automatically appointed to receive the dividends and distributions upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the Fund at the net asset value in effect at the close of business on the reinvestment date. Dividends and distributions are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account with the Fund.
      The net investment income of each of the Funds is declared and paid to shareholders on a quarterly basis. Distributions of any capital gains will be made by the Fund at least annually.
      If any capital gains are realized from the sale of underlying securities, the Funds normally distribute such gains with the last dividend for the calendar year.


/X/

TAXES

The following is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Potential investors in the Funds are urged to consult their tax advisers with specific reference to their own tax situations. The following summary is based on current tax laws and regulations which may be changed by legislative, judicial or administrative action.
      The Fund is treated as a separate entity for federal income tax purposes and is not combined with any of CoreFunds' other portfolios. Each Fund intends to qualify for the favorable tax treatment afforded a 'regulated investment company' under the Code. This requires, among other things, that a Fund distribute to its shareholders at least 90% of its net investment income. Provided a Fund meets this 90% distribution and certain other requirements, it will be relieved of federal income tax on that part of its net investment income and any net capital gains (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.
      Whether paid in cash or in additional shares, dividends attributable to a Fund's net investment income (including ordinary income and net short-term capital gains, if any) will be taxable to shareholders as ordinary income. Capital gains distributions of all Funds will be taxable as long-term capital gain, regardless of how long a shareholder has held shares.
      Dividends declared by a Fund in October, November, or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund during the following January.

                                                                                                                    Taxes  23

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  INFORMATION ON THE FUNDS (CONTINUED)

BACK-UP WITHHOLDING

Generally, the Fund is required to withhold 31% of ordinary income dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations and in certain other circumstances. Shareholders who are not otherwise subject to back-up withholding may avoid this withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to back-up withholding.

IN GENERAL

The sale or redemption of shares of a mutual fund is a taxable event to the selling or redeeming shareholder. Gains or losses (if any) may also be realized from an ordinary redemption of shares, as described herein, or on a telephone exchange among the CoreFunds portfolios.
      In the opinion of counsel, shares of the Fund are exempt from current Pennsylvania Personal Property Taxes.
      Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year. See the Statement of Additional Information for further information regarding taxes.

/X/
VALUATION OF SHARES
NET ASSET VALUE ________________________________________________________________

The shares of the Fund will fluctuate in value as a result of changes in the value of its portfolio investments. Shares in the Fund will realize capital gains or losses as portfolio investments are sold above or below costs, respectively.
      The net asset value per share of the Fund for purposes of pricing purchase and redemption orders is normally determined as of 4:00 p.m. (Eastern time) (the 'valuation time') on each business day of the Fund. A 'business day' of the Fund is a day on which the New York Stock Exchange is open for trading, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is a sufficient degree of trading in securities or instruments held by the Fund such that the Fund's net asset value per share might be materially affected. Net asset value per share is calculated by dividing the value of all of the Fund's portfolio securities and other assets, less liabilities, by the number of outstanding shares of the Fund at the time of the valuation. The result (adjusted to the nearest cent) is the net asset value per share.

PORTFOLIO PRICING ______________________________________________________________

Portfolio securities which are traded both over-the-counter and on a national securities exchange are valued according to the broadest and most representative market. When securities exchange valuations are used, the valuation will be the latest sale price on such exchange on such business day or, if there is no such reported sale, the current bid price. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors to reflect their fair market value.

/X/
MANAGEMENT

The business and affairs of the Fund is managed under the direction of its Board of Directors.

 24        Valuation of Shares

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                                                                    /X/ COREFUND

INVESTMENT ADVISER,
SUB-ADVISERS ___________________________________________________________________

CoreStates Advisers has overall responsibility for portfolio management for the Fund. CoreStates Advisers is a wholly-owned subsidiary of CoreStates Bank, itself a wholly-owned subsidiary of CoreStates Corp. CoreStates Corp, based in Philadelphia, Pennsylvania, is one of the 30 largest bank holding companies in the United States, and leads the region in investing corporate cash. CoreStates Corp currently has over $29 billion in assets and discretionary management over $22 billion in customer accounts through a variety of banking activities at over 355 domestic and foreign locations. Corestates Corp's leading subsidiary, CoreStates Bank, currently ranks thirty-second in the management of discretionary trust assets.
      CoreStates Advisers is an adviser registered under the Investment Advisers Act of 1940. It performs most investment management and advisory functions for the trust departments of CoreStates Corp's banking subsidiaries, related investment advisory, research, trading, and fund management functions, and also provides similar services to customers unrelated to CoreStates Corp. CoreStates Advisers currently manages discretionary and nondiscretionary client security portfolios with a total aggregate market value of over $10 billion, for individuals, corporations, institutions, and municipalities. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity, and international investments. CoreStates Advisers has principal offices at 1500 Market Street, P.O. Box 7558, Philadelphia, PA 19102.

      In October 1995, CoreStates Corp announced its intention to acquire Meridian Bancorp. Pursuant to this proposed acquisition, CoreFunds has entered into an agreement with Conestoga Funds (Meridian's mutual fund family) for the purpose of acquiring the Conestoga Fund portfolios for addition to the CoreFunds family of mutual funds. CoreStates Corp is expected to have total assets of approximately $45 billion after the proposed acquisition with discretionary
management over $    billion in customer accounts. CoreStates Advisers is
expected to have over $22 billion in assets under management with over $3.7 billion consisting of the combined CoreFunds accounts after the acquisition. As a result of the proposed acquisition by CoreStates Corp, a 'change of control' of CoreStates Advisers will occur as defined in the 1940 Act, and therefore, shareholders of the Funds will be asked to approve new advisory agreements with CoreStates Advisers as well as sub-advisory agreements with all existing sub-advisers to the Funds.

      As investment adviser, CoreStates Advisers manages the investment portfolio of the Fund, makes decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities, and maintains certain records relating to such purchases and sales. CoreStates Advisers pays all expenses incurred by it in connection with its investment advisory activities, other than the cost of securities (including any brokerage commissions) purchased for the Fund and the cost of obtaining market quotations for portfolio securities held by the Fund.

ADVISORY FEES
For the services provided and expenses assumed as investment adviser of the Fund, CoreStates Advisers is entitled to receive an annual fee from the Fund, computed daily and paid monthly, at the annual rate of .40% of the average daily net assets of Equity Index Fund. CoreStates Advisers

                                                                                                               Management  25

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

may, from to time and at its discretion, voluntarily waive all or a portion of its investment advisory fees in order to assist the Funds in maintaining competitive expense ratios.

FUND MANAGER
Lary Aasheim, C.F.A., a Vice President of CoreStates Advisers, is portfolio manager of the Fund. In addition, he is a securities analyst with responsibility for the technology and telecommunications equipment industries, paper, forest products and building material industries. Prior to joining CoreStates Advisers in 1990, Mr. Aasheim worked as an analyst at First Fidelity Bank/Fidelity Bank, First Pennsylvania Bank and Bear Stearns in New York. He received his B.S. degree in Economics from The Wharton School, University of Pennsylvania. He also has earned his CFA from the Institute of Chartered Financial Analysts.

ADMINISTRATOR __________________________________________________________________

SEI Financial Management Corporation ('SFMC' or the 'Administrator'), with principal offices at 680 East Swedesford Road, Wayne, PA 19087, acts as the Fund's administrator. For its administrative services, SFMC is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of .25% of the Fund's average daily net assets. As Administrator, SFMC generally assists in the Funds' administration and operations. State Street Bank and Trust Company located at 225 Franklin Street, Boston, MA 02110, serves as each Fund's transfer agent (the 'Transfer Agent') and dividend paying agent.

DISTRIBUTOR ____________________________________________________________________
SEI Financial Services Company ('SFS' or the 'Distributor'), with principal offices at 680 East Swedesford Road, Wayne, PA 19087, serves as the Fund's distributor pursuant to a Distribution Agreement.

EXPENSES The Fund's expenses are accrued daily and are deducted from total income before dividends are paid. Except as noted herein and in the Statement of Additional Information, the Fund's service contractors bear all expenses incurred in connection with the performance of their services on behalf of the Fund. Similarly, the Fund bears the expenses incurred in their operations.

GLASS-STEAGALL ACT CoreStates Corp and its banking subsidiaries are permitted to perform the services contemplated by the investment advisory agreements with the Fund and to engage in certain activities in connection with the investment of their customer accounts in Shares of the Fund without violating the federal banking law commonly referred to as the Glass-Steagall Act, or other applicable banking laws or regulations. Future changes to any of these laws or regulations or administrative or judicial interpretations of such laws or regulations, however, could prevent or restrict CoreStates Corp (and its banking subsidiaries) from performing such services. If CoreStates Advisers was thereby prohibited from serving as investment adviser to the Fund, the Board of Directors would promptly seek to retain another qualified investment adviser for the Fund.
      In addition, certain state securities laws may require banks and other institutional investors purchasing shares on behalf of their customers in such states to register as dealers pursuant to state law.

/X/
PERFORMANCE
INFORMATION

TOTAL RETURN AND YIELD _________________________________________________________
From time to time, in advertisements or reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to relevant indices.

 26        Performance Information

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

      The Fund may calculate its performance on a total return basis for various periods. The total return basis combines principal changes, income dividends, and capital gains distributions paid during the period. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of income dividends and capital gains distributions paid during the period. The Fund may calculate its performance for periods since commencement of operations and for calendar or fiscal year periods (including multiple years). See 'Total Return' in the Statement of Additional Information.
      The performance of any investment will generally reflect market conditions, portfolio quality and maturity, type of investment, and operating expenses. The Fund's performance will fluctuate and is not necessarily representative of future results. The Fund's performance would be favorably affected by any investment advisory fee waivers on the part of CoreStates Advisers. Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent auditors.

/X/
HOW TO
PURCHASE
AND REDEEM
SHARES
PURCHASE OF SHARES _____________________________________________________________
Shares of the Funds are sold on a continuous basis by the Distributor with principal offices located at 680 East Swedesford Road, Wayne, Pennsylvania 19087. Shares may also be purchased through CoreStates Securities Corp.

      Institutional investors may acquire Shares of the Fund (Class Y) for their own account or as a record owner on behalf of fiduciary, agency, or custody accounts by placing orders with the Distributor. Purchases may be made on any business day of the Fund at the net asset value per share (see 'Valuation of Shares') next determined after receipt by the Fund of an order to purchase shares. Shares of the Fund are offered only to residents of states in which the shares are eligible for purchase.

      An order received before the valuation time on any business day will be executed on the date of receipt at the net asset value determined as of the valuation time on such date so long as federal funds are transmitted or delivered to the Fund's custodian by close of business on the next business day. An order received after the valuation time on any business day will be executed on the next business day of the Fund at the net asset value determined on such date. An order is deemed to be received when received by the Transfer Agent and the execution of purchase orders by the Transfer Agent will be delayed for the period of time that the order is in transit from SEI Financial Management Corporation to the Transfer Agent.
      Funds should be wired to CORESTATES PHIL, Philadelphia, PA ABA #031000011, for credit to COREFUNDS-A/C #0169-0541. The wire instructions must also include the account number. Before wiring any funds however, an investor must call SEI Financial Management Corporation at 1-800-355-CORE in order to confirm the wire instructions for the Transfer Agent, State Street Bank and Trust Company. An order to purchase shares by federal funds wire will be deemed to have been received by the Fund on the business day that

                                                                                        How to Purchase and Redeem Shares  27

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)

investors notify SEI Financial Management Corporation by 12:00 p.m. (Eastern time) of their intentions to wire money provided that federal funds are received by the custodian on the following business day.
      The minimum investment amount is $1,000,000 for the initial purchase of shares by an investor which amount may be waived at the discretion of the Distributor. However, the minimum initial investment amount for retail investors investing in Equity Index Fund is $500. There is no minimum for subsequent investments.
      The Fund reserves the right to reject any order for the purchase of shares in whole or in part.
      Every shareholder of record will receive a confirmation of each new share transaction with the Fund, which will also show the total number of shares being held in safekeeping by the Transfer Agent for the account of the shareholder. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.
      Beneficial ownership of shares held of record by institutional investors on behalf of their customers will be recorded by the institutions and reflected in the regular account statements provided by them to their customers.


REDEMPTION OF SHARES ___________________________________________________________
Shares may ordinarily be redeemed in accordance with the procedures described below.
      With respect to shares held by institutional investors on behalf of their customer accounts, all or part of the shares beneficially owned by a customer may be redeemed in accordance with instructions and limitations pertaining to their account at the institution.
      Shareholders who desire to redeem Shares of the Fund must place their redemption orders with SEI Financial Management Corporation for the Transfer Agent, State Street Bank and Trust Company prior to 4:00 p.m. (Eastern time) on any business day (12:00 p.m. for the Money Market Funds). Payment will be made the next business day after proper receipt by the Transfer Agent by transfer of federal funds. An order is deemed to be received when received by the transfer agent and the execution of redemption orders by the Transfer Agent will be delayed for the period of time that the redemption order is in transit from SEI Financial Management Corporation to the Transfer Agent. Otherwise, the redemption order will be effective the next business day.
      The Fund intends to pay cash for all shares redeemed but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, a shareholder may incur brokerage costs in converting such securities to cash.


/X/
DESCRIPTION
OF SHARES


CoreFunds has set up the following twenty-three portfolios: Growth Equity, Equity, Special Equity, Equity Index, International Growth, Balanced, Short Intermediate Bond, Bond, Short-Term Income, Government Income, Intermediate Municipal Bond, Pennsylvania Municipal Bond, New Jersey Municipal Bond, Global Bond, Cash Reserve, Treasury Reserve, Tax-Free Reserve, Fiduciary Reserve, Fiduciary Treasury Reserve, Fiduciary Tax-Free Reserve, CoreFund Elite Cash Reserve, CoreFund Elite Government Reserve and CoreFund Elite Treasury Reserve. CoreFunds offers two classes of each portfolio except for Equity Index Fund, CoreFund Elite Cash Reserve, CoreFund Elite Government


 28        Description of Shares

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND


Reserve, CoreFund Elite Treasury Reserve, Fiduciary Reserve, Fiduciary Tax-Free Reserve, and Fiduciary Treasury Reserve. CoreFunds may in the future create one or more additional portfolios, or one or more classes of shares within a portfolio. Class Y Shares-Institutional, Class A and C Shares-Individual and shares of CoreFund Elite Cash Reserve, CoreFund Elite Government Reserve, CoreFund Elite Treasury Reserve, Fiduciary Reserve, Fiduciary Treasury Reserve, and Fiduciary Tax-Free Reserve, are offered in separate prospectuses. In addition to this prospectus, the Shares of the Equity Index Fund (Class Y Shares) are also offered in the CoreFunds Class Y Shares-Institutional prospectus.


      Class A Shares differ from Class Y Shares in that Class A Shares are subject to a sales load and distribution and transfer agent expenses for certain additional shareholder services they receive. Class C Shares also differ from Class Y Shares in that Class C Shares are subject to distribution and transfer agent expense for certain additional shareholder services, but unlike Class A Shares, are not subject to a sales load. Classes A and C Shares also have voting rights which Class Y Shares do not, in connection with the Distribution Plan affecting Class A and C Shares. In addition, the distribution and transfer agent expenses charged Class A and C Shares result in Class A and C Shares having different dividends and performance results from Class Y Shares. In addition, the minimum initial investment for Class Y Shares is substantially higher than that required for Class A or Class C Shares.

      THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO SERIES A SHARES OF THE EQUITY INDEX FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO SUCH SHARES. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING OTHER COREFUNDS PORTFOLIOS MAY OBTAIN PROSPECTUSES DESCRIBING SUCH PORTFOLIOS BY CONTACTING THE DISTRIBUTOR AT 1-800-355-CORE.

      Except for differences between classes of some of CoreFunds' portfolios pertaining to distribution costs, incremental transfer agency fees and any other incremental expenses identified that should be properly allocated to a class, each share in each Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Directors.


      CoreFunds' shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. See the Statement of Additional Information under 'Description of Shares' for examples where the Investment Company Act requires voting by portfolio or class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate number of shares of all of the Funds may elect all of the directors if they choose to do so and, in such event, the holders of the remaining


                                                                                                      General Information  29

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (CONTINUED)                              /X/ COREFUND

shares would not be able to elect any person or persons to the Board of Directors.
      As used in this Prospectus, a 'vote of a majority of the outstanding shares' of a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of a Fund, or (b) at least 67% of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy.

/X/
GENERAL
INFORMATION
In accordance with the Maryland General Corporation Law, CoreFunds is not required to hold annual meetings of shareholders unless the Investment Company Act requires the shareholders to elect members of the Board of Directors. However, a meeting of shareholders may be called for any purpose upon the written request of the holders of at least 10% of the outstanding shares of CoreFunds, or of a Fund with respect to matters affecting only such Fund.
      As used in this Prospectus, 'assets belonging to the Fund' means the consideration received by CoreFunds upon the issuance or sale of shares in the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of CoreFunds not belonging to the Fund or CoreFunds' other portfolios. Assets belonging to the Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of CoreFunds allocated in proportion to the relative asset values of each of CoreFunds' portfolios at the time the expense or liability is incurred. The management of CoreFunds makes determinations with respect to the Fund as to liabilities when they are incurred and as to assets when they are acquired. Such determinations are reviewed and approved annually by the Board of Directors and are conclusive.

 30        General Information

                                     NOTES

EQUITY  FUNDS
(STOCKS)

GROWTH EQUITY FUND seeks capital growth by investing primarily in the equity securities of companies believed by management to show the potential for growth of earnings over time.



EQUITY FUND seeks capital growth by investing principally in a diversified portfolio of common stocks with large, medium or small capitalizations.

SPECIAL EQUITY FUND seeks capital growth by investing principally in a diversified portfolio of common stocks of domestic companies expected to experience growth in earnings and price.


EQUITY INDEX FUND seeks to track the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

INTERNATIONAL GROWTH FUND seeks long-term capital appreciation by investing primarily in appreciation-oriented equity securities of companies located outside the United States.

BALANCED FUND seeks to provide total return while preserving capital by investing in a combination of common stocks and fixed income securities.


FIXED INCOME  FUNDS
(BONDS)

INTERMEDIATE BOND FUND seeks income through investment in a diversified portfolio of intermediate term, fixed income obligations with an expected average weighted maturity of three to ten years.



BOND FUND seeks to maximize long-term total return by investing principally in a diversified portfolio of debt securities.

SHORT-TERM INCOME FUND seeks to obtain consistent current income with relative stability of principal by investing principally in a diversified portfolio of investment grade debt securities.


GOVERNMENT INCOME FUND seeks to provide current income while preserving principal value and maintaining liquidity by investing exclusively in securities of the United States government and its agencies.

INTERMEDIATE MUNICIPAL BOND FUND seeks a high level of income generally exempt from federal income taxes by investing at least 80% of its assets in tax-exempt municipal securities.

PENNSYLVANIA MUNICIPAL BOND FUND seeks to provide a high rate of current income that is exempt from both federal income taxes and (for Pennsylvania residents) Pennsylvania state income taxes. The Fund invests primarily in highly-rated, long-term municipal bonds issued by state, county, and local agencies within the Commonwealth of Pennsylvania.

THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR RESPECTIVE OBJECTIVES.

FIXED INCOME  FUNDS
(BONDS)


NEW JERSEY MUNICIPAL BOND FUND seeks to provide a high rate of current income that is exempt from both federal income taxes and (for New Jersey residents) New Jersey state income taxes. The Fund invests primarily in highly-rated, long-term municipal bonds issued by state, county, and local agencies within the State of New Jersey.


GLOBAL BOND FUND seeks to provide capital appreciation and current income through investment primarily in fixed income securities of United States and foreign issuers denominated in United States dollars and in other currencies.

MONEY MARKET
FUNDS

CASH RESERVE seeks to obtain maximum current income consistent with the preservation of principal and maintenance of liquidity by investing in a diversified portfolio of money market instruments of the highest quality, including a broad range of U.S. dollar-denominated government, bank, and commercial paper obligations.

TREASURY RESERVE seeks to provide current interest income, liquidity and safety of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements relating to such obligations.

TAX-FREE RESERVE seeks a high level of income exempt from federal income taxes through investment of at least 80% of its total assets in tax-free securities.

THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR RESPECTIVE OBJECTIVES.

COREFUND

EQUITY
INDEX
FUNDS

COREFUNDS, INC.

DIRECTORS
EMIL J. MIKITY, CHAIRMAN
GEORGE H. STRONG
ERIN ANDERSON

OFFICERS
DAVID G. LEE, PRESIDENT
JAMES W. JENNINGS, SECRETARY

INVESTMENT ADVISER
CORESTATES INVESTMENT ADVISERS, INC.
PHILADELPHIA, PA 19101

ADMINISTRATOR
SEI FINANCIAL MANAGEMENT CORPORATION
WAYNE, PA 19087

DISTRIBUTOR
SEI FINANCIAL SERVICES COMPANY
WAYNE, PA 19087

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
PHILADELPHIA, PA 19103

AUDITORS
ERNST & YOUNG LLP
PHILADELPHIA, PA 19103



PROSPECTUS



MARCH 18, 1996


CASH RESERVE
GOVERNMENT RESERVE
TREASURY RESERVE

INVESTMENT ADVISER

GRAPHICS-CORESTATES LOGO

CORESTATES
INVESTMENT ADVISERS

FOR CURRENT PERFORMANCE, PURCHASE, REDEMPTION AND
OTHER INFORMATION, CALL 1-800-355-CORE (2673)

COR-F-052-01

COREFUND
ELITE(R)

INSTITUTIONAL
MONEY MARKET
FUNDS

PROSPECTUS
COREFUNDS, INC.



MARCH 18, 1996

     CoreFunds, Inc. is an open-end management investment company presently offering shares in twenty-three diversified and non-diversified portfolios that offer a variety of investment opportunities. These portfolios are managed by CoreStates Investment Advisers, Inc. ("CoreStates Advisers"). This Prospectus relates to shares in three money market portfolios (the "Funds").

     This Prospectus gives you information about the Funds that you should be aware of before investing. Additional information about the Funds, contained in a Statement of Additional Information dated March 18, 1996, has been filed with the Securities and Exchange Commission. It is incorporated in this Prospectus by reference. To obtain a copy without charge, call or write:


                                CoreFunds, Inc.
                                680 East Swedesford Road
                                Wayne, PA 19087
                                1-800-355-CORE


KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.


SHARES IN THE FUNDS ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR
GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF EACH FUND'S INVESTMENT ADVISER. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
  TABLE OF CONTENTS                                                 /X/ COREFUND

Transaction and Operating Expense Table.................3

------------------------------------------
          INFORMATION ON THE FUNDS
------------------------------------------



Investment Objectives of the Funds......................4  Valuation of Shares.....................................11
Investment Policies.....................................4      Net Asset Value.....................................11
   Other Investment Practices of the                           Portfolio Pricing...................................12
   Funds................................................5  Management..............................................12
Types of Securities in Which the Funds                         Investment Adviser..................................12
   Invest...............................................6      Administrator.......................................13
Investment Restrictions.................................8      Distributor.........................................13
Investor Considerations.................................9  Performance Information.................................14
   Investment Suitability...............................9  How to Purchase and Redeem Shares.......................15
   Investment Risks.....................................9  Description of Shares...................................16
Distributions..........................................10  General Information.....................................17
Taxes..................................................10


                                                                      No person is authorized by CoreFunds, Inc. to give any
                                                                      information or make any representation other than those
                                                                      contained in this Prospectus or in other printed or written
----                                                                  material issued by CoreFunds, Inc., and you should not rely
 2         Table of Contents                                          on any other information or representation.

--------------------------------------------------------------------------------
  TRANSACTION AND OPERATING EXPENSE TABLE                           /X/ COREFUND

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in shares of the Funds.
      The information contained in the table should not be considered a representation of future expenses. Actual expenses may be more or less than those shown.


                                                                                  ---------   --------------   ----------
                                                                                    ELITE          ELITE          ELITE
                                                                                     CASH       GOVERNMENT      TREASURY
                                                                                   RESERVE        RESERVE        RESERVE
                                                                                  ---------   --------------   ----------

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.....................................     none          none           none
    Maximum Sales Load Imposed on Reinvested Dividends..........................     none          none           none
    Deferred Sales Load.........................................................     none          none           none
    Redemption Fee..............................................................     none          none           none
    Exchange Fee................................................................     none          none           none

ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets):
    Investment Advisory Fees After Fee Waivers1.................................     .08%          .07%           .07%
    12b-1 Fees..................................................................     none          none           none
    Administrative Fees After Fee Waivers2......................................     .07%          .07%           .07%
    Other Expenses3.............................................................     .10%          .11%           .11%
    Net Annual Fund Operating Expenses4.........................................     .25%          .25%           .25%

EXAMPLE
    You would pay the following                                        1 year        $ 3            $ 3            $ 3
    expenses on a $1,000 investment,                                   3 year          8              8              8
    assuming (1) a 5% annual return
    and (2) redemption at the end
    of each time period.5

--------------------------------------------------------------------------------

1 Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .20% of the average net assets of each Fund. 2 Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .20% of each Fund's average net assets.
3 Includes (among others) legal, auditing, and printing fees.
4 The Adviser and the Administrator have voluntarily waived a portion of their fees in order to assist the Funds in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal period ending June 30, 1996. Absent any fee waivers, such expense ratios would be .50%, .51% and .51% for Cash Reserve, Government Reserve and Treasury Reserve, respectively.
5 Absent the voluntary fee waiver of the Adviser and the Administrator, the amounts in this Example, for one year and three years, would be $5 and $16 for Cash Reserve, $5 and $16 for Government Reserve, and $5 and $16 for Treasury Reserve.

                                                                                  Transaction and Operating Expense Table  3

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS

/X/

INVESTMENT
OBJECTIVES
OF THE FUNDS

The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives. The objectives of each Fund are fundamental and may only be changed by the affirmative vote of a majority of the outstanding shares of such Fund. You may want to pursue more than one objective by investing in other portfolios offered by CoreFunds.
      As investment adviser of each Fund, CoreStates Advisers manages each Fund's portfolio of investments in a manner which it believes will best accomplish the Fund's stated objective. However, there can be no assurance that a Fund will meet its objective.

CASH RESERVE The investment objective of CoreFund Elite Cash Reserve ('Cash Reserve') is to provide current interest income, liquidity and safety of principal.

GOVERNMENT RESERVE The investment objective of CoreFund Elite Government Reserve ('Government Reserve') is to provide current interest income, liquidity and safety of principal.

TREASURY RESERVE The investment objective of CoreFund Elite Treasury Reserve ('Treasury Reserve') is to provide current interest income, liquidity and safety of principal.

/X/

INVESTMENT
POLICIES

The policies which the Funds follow to achieve their investment objectives are described below. These are non-fundamental policies which may be changed without a shareholder vote.
      Descriptions of the securities in which the Funds invest are contained below in 'Types of Securities in Which the Funds Invest.'

ALL FUNDS Investments by money market funds such as the Funds are subject to limitations imposed under regulations adopted by the Securities and Exchange Commission (the 'SEC'). These regulations generally require money market funds to acquire only U.S. dollar denominated obligations maturing in 397 days or less, although securities subject to repurchase agreements, securities with optional and mandatory tender provisions, variable rate demand obligations and certain other securities may bear longer maturities. Money market funds also must maintain a dollar-weighted average portfolio maturity of 90 days or less.

      In addition, money market funds may acquire only obligations that represent minimal credit risks and that are 'eligible securities' which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a 'first tier security'), or
(ii) rated according to the foregoing criteria in the second highest short-term rating category, or, if unrated, determined to be of comparable quality (a 'second tier security'). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. CoreStates Advisers will determine that an obligation presents minimal credit risks or that unrated


 4         Investment Objectives
 ----

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

instruments are of comparable quality in accordance with guidelines established by CoreFunds' Board of Directors. The Directors must also approve or ratify the acquisition of unrated securities or securities rated by only one rating organization. Investments in second tier securities are subject to the further constraints that (i) no more than 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. In addition, a Fund may only invest up to 25% of its total assets in the first tier securities of a single issuer for three business days.

CASH RESERVE Cash Reserve intends to achieve its objective by investing in a diversified portfolio of money market instruments of the highest quality, including a broad range of U.S. dollar-denominated government, bank, and commercial paper obligations.

GOVERNMENT RESERVE Government Reserve invests in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government, and repurchase agreements involving such obligations.

TREASURY RESERVE Treasury Reserve intends to invest in direct obligations of the U.S. Treasury, such as bills, bonds, and notes, and in separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Investment and Principal Securities ('STRIPS') and in repurchase agreements relating to direct U.S. Treasury obligations.

OTHER INVESTMENT PRACTICES OF THE
FUNDS
In addition to the investments described above, the Funds may engage in a number of additional investment practices, as discussed below:

REPURCHASE AGREEMENTS--ALL FUNDS
Under certain circumstances, the Funds may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, a Fund purchases securities ('collateral') from financial institutions such as banks and broker-dealers ('seller') which are deemed to be creditworthy under guidelines approved by the Fund's management, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities). The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 102% of the repurchase price, and securities subject to repurchase agreements are held by CoreFunds' custodian in the Federal Reserve book-entry system. Default by the seller could, however, expose a Fund to loss in the event of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the 'Investment Company Act').

OTHER INVESTMENT COMPANIES--ALL FUNDS
The Funds may invest in the securities of other investment companies. Such shares


                                                            Investment Policies

                                                                      ----
                                                                        5

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (continued)

will be purchased by the Funds within the limits prescribed by the Investment Company Act and applicable state law. Such investments will be limited to amounts not in excess of 5% of a Fund's total assets at the time of purchase.

/X/

TYPES OF
SECURITIES IN
WHICH THE
FUNDS
INVEST

CASH RESERVE The various types of securities invested in by Cash Reserve include the following:

U.S. Government Obligations--
      1. U.S. Treasury Securities--includes bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States. They differ mainly in interest rates, maturities, and dates of issue.
      2. U.S. Government Agency Securities-- issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies. These include obligations supported by the right of the issuer to borrow from the Treasury, such as those of the Export-Import Bank of the United States; obligations supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations, such as those of the Federal National Mortgage Association ('FNMA'); and obligations supported only by the credit of the agency or instrumentality, such as those of the Student Loan Marketing Association ('SLMA'). However, no assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.
      With respect to U.S. Government obligations, in addition to bills, notes and bonds issued by U.S. Government Agencies, Cash Reserve may invest in STRIPS as defined above in 'Investment Policies-Treasury Reserve.' STRIPS may be sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, STRIPS may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. See also 'Taxes.'

Bank Obligations--
      1. Certificates of Deposit--negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods.


      2. Bankers' Acceptances--negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are 'accepted' by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity.


      With respect to bank obligations, in addition to certificates of deposit and bankers' acceptances, Cash Reserve may invest in foreign securities and time deposits. Time deposits are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time. Such deposits cannot be withdrawn before the date specified at the time of deposit.


 6         Type of Securities
 ----


--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

Asset-backed securities--
      Asset-backed securities consist of securities secured by company receivables, truck and auto loans, leases and credit card receivables. These issues are normally traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.
      With respect to asset-backed securities, the asset-backed securities in which Cash Reserve invests must have final maturities of 13 months or less.

Commercial Paper--
      Commercial paper are short-term promissory notes issued by corporations, including variable amount master demand notes, having short-term ratings at the time of purchase of 'Prime-1' by Moody's Investors Service, Inc. ('Moody's') and/or 'A-1' or better by Standard & Poor's Corporation ('S&P').
      Variable amount master demand notes in which Cash Reserve may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. The rate of interest on such notes is generally based upon the interest rates for commercial paper issued by the master demand note issuer. The rate will be adjusted automatically at periodic intervals which normally will not exceed 31 days but may extend longer. Because master demand notes are direct lending arrangements between such Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for issuers of commercial paper. CoreStates Advisers will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status to meet payment on demand.

Receipts--
      Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include 'Treasury Receipts' ('TR'S'), 'Treasury Investment Growth Receipts' ('TIGR'S'), and 'Certificates of Accrual on Treasury Securities' ('CATS').

GOVERNMENT RESERVE Government Reserve will invest in U.S. Government Obligations, including U.S. Treasury Securities and U.S. Government Agency Securities. Government Reserve may also invest in STRIPS.

TREASURY RESERVE Treasury Reserve will invest in U.S. Treasury obligations, such as bills, notes, and bonds, and separately traded interest and principal component parts of such obligations, such as STRIPS, Treasury Reserve may also invest in repurchase

                                                             Types of Securities
                                                                       ----
                                                                        7

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (continued)

agreements fully collaterized by U.S. Treasury obligations.

/X/

INVESTMENT
RESTRICTIONS

Investment policies of the Funds that are not fundamental may be changed by the Board of Directors without shareholder approval, provided such changes are deemed to be consistent with a Fund's objective and in the best interests of its shareholders. However, the investment objectives of each Fund, along with the restrictions and limitations described herein and in the Statement of Additional Information, are fundamental and may be changed only by the affirmative vote of a majority of the outstanding shares of such Fund. See 'Description of Shares.'

A FUND MAY NOT:
      1. Make loans, except that each Fund may purchase or hold certain debt instruments and enter into repurchase agreements, in accordance with its policies and limitations.
      2. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts not to exceed 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. A Fund will not purchase any securities while its borrowings (including reverse repurchase agreements) are outstanding.
      3. Purchase securities of any one issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation. With respect to Cash Reserve, however, there is no limit to the percentage of assets that may be invested in U.S. Treasury bills and notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
      4. Invest 25% or more of its total assets in any one industry. For purposes of this limitation, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents, and utilities will be divided according to their services--for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry. With respect to Cash Reserve, there is no limitation with respect to its investment in obligations issued or guaranteed by the U.S. Government or its instrumentalities.

PORTFOLIO TURNOVER It is not a policy of the Funds to purchase or sell securities for trading purposes. However, CoreStates Advisers manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. Generally, the Funds will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held.
      High rates of portfolio turnover necessarily result in corespondingly heavily

 8         Investment Restrictions
----


--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

brokerage and portfolio trading costs which are paid by a Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. As a general rule, net gains are distributed to shareholders and will be taxable at ordinary income tax rates, for federal income tax purposes, regardless of long- or short-term capital gains status. See 'Distributions' and 'Taxes' for more information on taxation.

/X/

INVESTOR
CONSIDERATIONS
INVESTMENT SUITABILITY _________________________________________________________

As each of these Funds is designed and managed to maintain a stable price per share of $1.00, they provide liquidity and a high degree of safety for investors who are unable to tolerate fluctuations in the principal value of their investments.
      Cash Reserve is appropriate for investors who are seeking an investment vehicle that provides current interest income at competitive rates of return.
      Government Reserve, by investing only in direct obligations of the U.S. Government, and in U.S. Government Agency securities, is suitable for investors seeking current income with a higher degree of safety afforded by U.S. Government and Agency securities.
      Treasury Reserve, because it is restricted to direct obligations of the U.S. Government, is suitable for investors for whom a high degree of safety is a primary concern. This Fund is considered to be the most secure of the Funds and is appropriate for investors seeking current income and the highest degree of safety.

INVESTMENT RISKS _______________________________________________________________

While each of the Funds will attempt to maintain a stable net asset value of $1.00 per share, there is no guarantee that any Fund will be able to do so. The Funds are neither insured nor guaranteed by the U.S. Government.
      Securities held by Cash Reserve, Government Reserve and Treasury Reserve may be subject, on a limited basis, to credit risk. Credit risk is the possibility that an issuer of securities held in a Fund's investment portfolio will be unable to make timely payments of either principal or interest. The credit risk of an investment portfolio is a function of its underlying securities, and in general, securities of somewhat lower credit quality provide correspondingly higher yields.
      Because of the concerns listed above, a Fund should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics--including common stocks, bonds and different types of money market instruments. Investors may also wish to complement an investment in a Fund with other portfolios offered by CoreFunds.
      Investors should understand, however, that while all investments carry a risk factor, the exposure of the Funds to investment risk will generally be very low, as a result of their diversification and the high-quality and short-term maturity of their investment portfolios.


                                                         Investor Considerations
                                                                       ----
                                                                        9

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (continued)

/X/

DISTRIBUTIONS

Shareholders of each Fund are entitled to dividends and distributions arising from the net investment income and capital gains, if any, earned on investments held by such Fund. Shares of the Funds begin earning dividends on the business day on which the purchase order for the shares is executed and continue to earn dividends through, and including, the day before the redemption order for such shares is executed.
      Dividends are paid in the form of additional shares of a Fund unless a shareholder selects one of the following options on the Account Application
Form: Cash Dividend Option--to receive dividends in cash and capital gains distributions in additional shares of the Fund at net asset value; All Cash Option--to receive both dividends and capital gains distributions in cash. In the absence of either of these selections on the Account Application Form, each purchase of shares is made upon the condition and understanding that the Fund's agent is automatically appointed to receive the dividends and distributions upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the Fund at the net asset value in effect at the close of business on the reinvestment date. Dividends and distributions are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account with the Fund.
      The net investment income of each of the Funds is declared daily as a dividend to its shareholders and paid monthly. Capital gains distributions, if any, will be made by the Funds at least annually.
      If any capital gains are realized from the sale of underlying securities, the Funds normally distribute such gains with the last dividend for the calendar year.

/X/

TAXES

The following is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Potential investors in the Funds are urged to consult their tax advisers with specific reference to their own tax situations.
      The following summary is based on current tax laws and regulations which may be changed by legislative, judicial or administrative action.

ALL FUNDS

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with any of CoreFunds' other portfolios. Each Fund intends to qualify for the favorable tax treatment afforded a 'regulated investment company' under the Code. This requires, among other things, that a Fund distribute to its shareholders at least 90% of its net investment income. Provided a Fund meets this 90% distribution and certain other requirements, it will be relieved of federal income tax on that part of its net investment income and any net capital gains (the excess of net long-term capital gain over


 10        Distributions
 ----

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

net short-term capital loss) distributed to shareholders.
      Whether paid in cash or in additional shares, dividends attributable to a Fund's net investment income (including ordinary income and net short-term capital gains, if any) will be taxable to shareholders as ordinary income. Capital gains distributions of all Funds will be taxable as long-term capital gain, regardless of how long a shareholder has held shares.
      Dividends declared by a Fund in October, November, or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund during the following January.

STRIPS
With respect to investments in STRIPS and Receipts which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

BACK-UP WITHHOLDING
Generally, the Funds are required to withhold 31% of ordinary income dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations and in certain other circumstances. Shareholders who are not otherwise subject to back-up withholding may avoid this withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to back-up withholding.

IN GENERAL
The sale or redemption of shares of a mutual fund is a taxable event to the selling or redeeming shareholder. Gains or losses (if any) may also be realized from an ordinary redemption of shares, as described herein, or on a telephone exchange among the CoreFunds portfolios.
      In the opinion of counsel, shares of the Funds are exempt from current Pennsylvania Personal Property Taxes.
      Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year. See the Statement of Additional Information for further information regarding taxes.

/X/

VALUATION OF
SHARES
NET ASSET VALUE ________________________________________________________________

The net asset value per share of each of the Funds for purposes of pricing purchase and redemption orders is normally determined as of 12:00 noon (Eastern time) on each business day of the Funds. A 'business day' of a Fund is a day on which the New York Stock Exchange is open for trading, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is a sufficient degree of trading in securities or

                                                            Valuation of Shares

                                                                     ----
                                                                      11

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (continued)

instruments held by the Fund such that the Fund's net asset value per share might be materially affected. The Funds are managed to maintain a stable price per share of $1.00.

PORTFOLIO PRICING ______________________________________________________________

Portfolio securities which are traded both over-the-counter and on a national securities exchange are valued according to the broadest and most representative market. When securities exchange valuations are used, the valuation will be the latest sale price on such exchange on such business day or, if there is no such reported sale, the current bid price. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors to reflect their fair market value.
      The assets in the Funds are valued based upon the amortized cost method, pursuant to rules promulgated under the Investment Company Act. Under this method of valuation, the value of a Fund's shares normally will not change in response to fluctuating interest rates. In connection with its use of this valuation method, however, each Fund monitors the deviation between the amortized cost value of its assets and their market value (which can be expected to vary inversely with changes in prevailing interest rates). Although each Fund seeks, through its use of amortized cost valuation, to maintain its net asset value per share at $1.00, there can be no assurance that the net asset value will not vary.

/X/

MANAGEMENT

The business and affairs of each Fund are managed under the direction of CoreFunds' Board of Directors.

INVESTMENT ADVISER _____________________________________________________________

CoreStates Advisers has overall responsibility for portfolio management for each of the Funds. CoreStates Advisers is a wholly-owned subsidiary of CoreStates Bank, itself a wholly-owned subsidiary of CoreStates Financial Corp ('CoreStates Corp'). CoreStates Corp, based in Philadelphia, Pennsylvania, is one of the 30 largest bank holding companies in the United States, and leads the region in investing corporate cash. CoreStates Corp currently has over $29 billion in assets and discretionary management over $22 billion in customer accounts through a variety of banking activities at over 355 domestic and foreign locations. Corestates Corp's leading subsidiary, CoreStates Bank, currently ranks thirty-second in the management of discretionary trust assets.
      CoreStates Advisers is an adviser registered under the Investment Advisers Act of 1940. It performs most investment management and advisory functions for the trust departments of CoreStates Corp's banking subsidiaries, related investment advisory, research, trading, and fund management functions, and also provides similar services to customers unrelated to CoreStates Corp. CoreStates Advisers currently manages discretionary and nondiscretionary client security portfolios with a total aggregate market value of over $10 billion, for individuals, corporations, institutions, and municipalities. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity, and international investments. CoreStates Advisers principal offices are located at 1500 Market Street, P.O. Box 7558, Philadelphia, PA 19102.


 12        Management
 ----


--------------------------------------------------------------------------------
                                                                    /X/ COREFUND


      In October 1995, CoreStates Corp announced its intention to acquire Meridian Bancorp. Pursuant to this proposed acquisition, CoreFunds has entered into an agreement with Conestoga Funds (Meridian's mutual fund family) for the purpose of acquiring the Conestoga Fund portfolios for addition to the CoreFunds family of mutual funds. CoreStates Corp is expected to have total assets of approximately $45 billion after the proposed acquisition with discretionary
management over $    billion in customer accounts. CoreStates Advisers is
expected to have over $22 billion in assets under management with over $3.7 billion consisting of the combined CoreFunds accounts after the acquisition. As a result of the proposed acquisition by CoreStates Corp, a 'change of control' of CoreStates Advisers will occur as defined in the 1940 Act, and therefore, shareholders of the Funds will be asked to approve new advisory agreements with CoreStates Advisers as well as sub-advisory agreements with all existing sub-advisers to the Funds.

      As investment adviser, CoreStates Advisers manages the investment portfolio of each Fund, makes decisions with respect to and places orders for all purchases and sales of a Fund's portfolio securities, and maintains certain records relating to such purchases and sales. CoreStates Advisers pays all expenses incurred by it in connection with its investment advisory activities, other than the cost of securities (including any brokerage commissions) purchased for the Funds and the cost of obtaining market quotations for portfolio securities held by the Funds.

ADVISORY FEES
For the services provided and expenses assumed as investment adviser of each Fund, CoreStates Advisers is entitled to receive an annual fee from each Fund, computed daily and paid monthly, at the annual rate of .20% of the average daily net assets of such Fund. CoreStates Advisers may, from to time and at its discretion, voluntarily waive all or a portion of its investment advisory fees in order to assist the Funds in maintaining competitive expense ratios.

ADMINISTRATOR __________________________________________________________________

SEI Financial Management Corporation ('SFMC' or the 'Administrator'), with principal offices at 680 East Swedesford Road, Wayne, PA 19087, acts as each Fund's administrator. For its administrative services, SFMC is entitled to receive a fee from each Fund, computed daily and paid monthly, at the annual rate of .20% of such Fund's average daily net assets. As Administrator, SFMC generally assists in the Funds' administration and operations. State Street Bank and Trust Company located at 225 Franklin Street, Boston, MA 02110, serves as each Fund's transfer agent (the 'Transfer Agent') and dividend paying agent.

DISTRIBUTOR ____________________________________________________________________

SEI Financial Services Company ('SFS' or the 'Distributor'), with principal offices at 680 East Swedesford Road, Wayne, PA 19087, serves as each Fund's distributor.

EXPENSES _______________________________________________________________________

The Funds' expenses are accrued daily and are deducted from total income before dividends are paid. Except as noted herein and in the Statement of Additional Information, the Funds' service contractors bear all expenses incurred in connection with the performance of their services on behalf of the Funds. Similarly, the Funds bear the expenses incurred in their operations.


                                                                   Management

                                                                      ----
                                                                       13

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (continued)

GLASS-STEAGALL ACT _____________________________________________________________

      CoreStates Corp and its banking subsidiaries are permitted to perform the services contemplated by the investment advisory agreements with the Funds and to engage in certain activities in connection with the investment of their customer accounts in shares of the Funds without violating the federal banking law commonly referred to as the Glass-Steagall Act, or other applicable banking laws or regulations. Future changes to any of these laws or regulations or administrative or judicial interpretations of such laws or regulations, however, could prevent or restrict CoreStates Corp (and its banking subsidiaries) from performing such services. If CoreStates Advisers was thereby prohibited from serving as investment adviser to the Funds, the Board of Directors would promptly seek to retain another qualified investment adviser for the Funds.
      In addition, certain state securities laws may require banks and other institutional investors purchasing shares on behalf of their customers in such states to register as dealers pursuant to state law.

/X/

PERFORMANCE
INFORMATION

TOTAL RETURN AND YIELD _________________________________________________________

From time to time, in advertisements or reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to relevant indices.
      The Funds may calculate their performance on a total return basis for various periods. The total return basis combines principal changes, income dividends, and capital gains distributions paid during the period. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of income dividends and capital gains distributions paid during the period. The Funds may calculate their performance for periods since commencement of operations and for calendar or fiscal year periods (including multiple years). See 'Total Return' in the Statement of Additional Information.
      In addition to quoting total return, the Funds may advertise 'yield' and 'effective yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance. The 'yield' of a Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then 'annualized.' That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'yield' because of the compounding effect of this assumed reinvestment. See 'Yields' in the Statement of Additional Information.

IN GENERAL _____________________________________________________________________

The performance of any investment will generally reflect market conditions, portfolio quality and maturity, type of investment, and operating expenses. Each Fund's performance will fluctuate and is not necessarily representative of future results. A Fund's performance would be favorably affected by

 14        Performance Information
----


--------------------------------------------------------------------------------
                                                                    /X/ COREFUND

any investment advisory fee waivers on the part of CoreStates Advisers. Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent auditors.

/X/

HOW TO
PURCHASE
AND REDEEM
SHARES

PURCHASE OF SHARES _____________________________________________________________

Shares of the Funds are sold on a continuous basis by the Distributor with principal offices located at 680 East Swedesford Road, Wayne, Pennsylvania 19087. Shares may also be purchased through CoreStates Securities Corp.
      Institutional investors may acquire shares of a Fund for their own account or as a record owner on behalf of fiduciary, agency, or custody accounts by placing orders with the Distributor. Purchases may be made on any business day of a Fund at the net asset value per share (see 'Valuation of Shares') next determined after receipt by the Fund of an order to purchase shares. Shares of the Funds are offered only to residents of states in which the shares are eligible for purchase.
      An order received before the valuation time on any business day will be executed on the date of receipt at the net asset value determined as of the valuation time on such date so long as federal funds are transmitted or delivered to the Fund's custodian by close of business on the same business day. An order received after the valuation time on any business day will be executed on the next business day of the Fund at the net asset value determined on such date.
      Funds should be wired to CORESTATES PHIL, Philadelphia, PA ABA #031000011, for credit to COREFUNDS-A/C #0169-0541. The wire instructions must also include the account number. Before wiring any funds, however, an investor must call SEI Financial Management Corporation at 1-800-355-CORE in order to confirm the wire instructions for the Transfer Agent, State Street Bank and Trust Company. An order to purchase shares by federal funds wire will be deemed to have been received by a Fund on the business day that investors notify SEI Financial Management Corporation by 12:00 p.m. (Eastern Time) of their intentions to wire money provided that federal funds are received by the custodian on the same business day.
      The minimum investment amount is $1,000,000 for the initial purchase of shares by an investor which amount may be waived at the discretion of the Distributor. There is no minimum for subsequent investments.
      The Funds reserve the right to reject any order for the purchase of their shares in whole or in part.
      Every shareholder of record will receive a confirmation of each new share transaction with a Fund, which will also show the total number of shares being held in safekeeping by the Transfer Agent for the account of the shareholder. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.
      Beneficial ownership of shares held of record by institutional investors on behalf of their customers will be recorded by the institutions and reflected in the regular account statements provided by them to their customers.


                                              How to Purchase and Redeem Shares

                                                                      ----
                                                                       15

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (continued)

REDEMPTION OF SHARES ___________________________________________________________

Shares may ordinarily be redeemed in accordance with the procedures described below.
      With respect to shares held by institutional investors on behalf of their customer accounts, all or part of the shares beneficially owned by a customer may be redeemed in accordance with instructions and limitations pertaining to their account at the institution.
      Shareholders who desire to redeem shares of a Fund must place their redemption orders with SEI Financial Management Corporation for the Transfer Agent, State Street Bank and Trust Company prior to 12:00 p.m. (Eastern Time) on any business day. Payment will be made the same business day after proper receipt by the Transfer Agent by transfer of federal funds. The execution of redemption orders at net asset value by the Transfer Agent will be delayed for the period of time that the redemption order is in transit from SEI Financial Management Corporation. Otherwise, the redemption order will be effective the next business day.
      The Funds intend to pay cash for all shares redeemed but under abnormal conditions which make payment in cash unwise, the Funds may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, a shareholder may incur brokerage costs in converting such securities to cash.

/X/

DESCRIPTION
OF SHARES


CoreFunds has set up the following twenty-three portfolios: Growth Equity, Equity, Equity Index, International Growth, Balanced, Intermediate Bond, Government Income, Intermediate Municipal Bond, Pennsylvania Municipal Bond, New Jersey Municipal Bond, Global Bond, Cash Reserve, Treasury Reserve, Tax-Free Reserve, Fiduciary Reserve, Fiduciary Treasury Reserve, Fiduciary Tax-Free Reserve, CoreFund Elite Cash Reserve, CoreFund Elite Government Reserve and CoreFund Elite Treasury Reserve. CoreFunds may in the future create one or more additional portfolios, or one or more classes of shares within a portfolio. Shares of portfolios other than the Elite Funds are offered in separate prospectuses.


      CoreFunds offers two classes of each portfolio except for Equity Index Fund, Fiduciary Reserve, Fiduciary Treasury Reserve, Fiduciary Tax-Free Reserve and the Funds. Class Y Shares are primarily offered to various types of institutional investors. Class A and Class C Shares are offered to the general public as well as to various types of institutional investors. Class A Shares differ from Class Y Shares in that Class A Shares are subject to a sales load and distribution and transfer agent expenses for certain additional shareholder services they receive. Class C Shares also differ from Class Y Shares in that Class C Shares are subject to distribution and transfer agent expense for certain additional shareholder services, but unlike Class A Shares, are not subject to a sales load. Class A and Class C Shares also have voting rights which Class Y Shares do not, in connection with the Distribution Plan affecting Classes A and C Shares. The distribution and transfer agent expenses charged Classes A and C Shares result in Classes A and C Shares having different dividends and performance results from Class Y Shares. In addition, the minimum initial investment for Class Y Shares is substantially higher than that required for Classes A and C Shares.



 16        Description of Shares
 ----

--------------------------------------------------------------------------------
                                                                    /X/ COREFUND


      THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO SHARES OF THE FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO SUCH SHARES. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING OTHER COREFUNDS PORTFOLIOS MAY OBTAIN PROSPECTUSES DESCRIBING SUCH PORTFOLIOS BY CONTACTING THE DISTRIBUTOR AT 1-800-355-CORE. Prior to the date of this Prospectus, all Class A Shares were known as Series B -- Individual for all portfolios other than the Money Market Funds; Class C Shares were known as Series B -- Individual for the Money Market Funds; and Class Y Shares were known as Series A -- Institutional. CoreFunds has changed their designation to conform to the standard designations suggested by the Investment Company Institute.


      Except for differences between classes of shares of some of CoreFunds' portfolios pertaining to distribution costs, incremental transfer agency fees and any other incremental expenses identified that should be properly allocated to a class, each share in each portfolio represents an equal proportionate interest in that portfolio with each other share of the same portfolio and is entitled to such dividends and distributions out of the income earned on the assets belonging to such portfolio as are declared in the discretion of the Board of Directors.


      CoreFunds' shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. See the Statement of Additional Information under 'Description of Shares' for examples where the Investment Company Act requires voting by portfolio or class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate number of shares of all of the portfolios of CoreFunds may elect all of the directors if they choose to do so and, in such event, the holders of the remaining shares would not be able to elect any person or persons to the Board of Directors.

      As used in this Prospectus, a 'vote of a majority of the outstanding shares' of a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of a Fund, or (b) at least 67% of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy.

/x/
GENERAL
INFORMATION
In accordance with the Maryland General Corporation Law, CoreFunds is not required to hold annual meetings of shareholders unless the Investment Company Act requires the shareholders to elect members of the Board of Directors. However, a meeting of shareholders may be called for any purpose upon the written request of the holders of at least 10% of the outstanding shares of CoreFunds, or of a Fund with respect to matters affecting only such Fund.
      As used in this Prospectus, 'assets belonging to the Fund' means the


                                                            General Information
                                                                     ----
                                                                      17

--------------------------------------------------------------------------------
  INFORMATION ON THE FUNDS (continued)

consideration received by CoreFunds upon the issuance or sale of shares in a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of CoreFunds not belonging to that Fund or CoreFunds' other portfolios. Assets belonging to a Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of CoreFunds allocated in proportion to the relative asset values of each of CoreFunds' portfolios at the time the expense or liability is incurred. The management of CoreFunds makes determinations with respect to a Fund as to liabilities when they are incurred and as to assets when they are acquired. Such determinations are reviewed and approved annually by the Board of Directors and are conclusive.


 18        General Information
 ----


                                     NOTES

COREFUND
ELITE(R)

INSTITUTIONAL
MONEY MARKET
FUNDS

COREFUNDS, INC.

DIRECTORS
EMIL J. MIKITY, CHAIRMAN
GEORGE H. STRONG
ERIN ANDERSON

OFFICERS
DAVID G. LEE, PRESIDENT
JAMES W. JENNINGS, SECRETARY

INVESTMENT ADVISER
CORESTATES INVESTMENT ADVISERS, INC.
PHILADELPHIA, PA 19101

ADMINISTRATOR
SEI FINANCIAL MANAGEMENT CORPORATION
WAYNE, PA 19087

DISTRIBUTOR
SEI FINANCIAL SERVICES COMPANY
WAYNE, PA 19087

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
PHILADELPHIA, PA 19103

AUDITORS
ERNST & YOUNG LLP
PHILADELPHIA, PA 19103

PROSPECTUS



MARCH 18, 1996



CASH RESERVE
GOVERNMENT RESERVE
TREASURY RESERVE

INVESTMENT ADVISER

GRAPHICS-CORESTATES LOGO

CORESTATES
INVESTMENT ADVISERS

FOR CURRENT PERFORMANCE, PURCHASE, REDEMPTION AND
OTHER INFORMATION, CALL 1-800-355-CORE (2673)

COR-F-051-01

PROSPECTUS

                           COREFUND FIDUCIARY RESERVE

680 East Swedesford Road                                                 For current performance, purchase,
Wayne, PA 19087                                                          redemption, and other information,
                                                                         Call: 1-800-355-CORE

CoreFund Fiduciary Reserve (the 'Fund') is a portfolio offered by CoreFunds, Inc. (the 'Company'), a no-load, diversified, open-end management investment company.

The Fund's investment objective is to provide its shareholders with as high a level of current interest income as is consistent with liquidity and relative stability of principal. The Fund intends to achieve this objective by investing substantially all of its assets in a diversified portfolio of money market instruments of the highest quality, with remaining maturities of 397 days or less.

THE FUND WILL ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00, BUT THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

SHARES IN THE FUND ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF THE FUND'S INVESTMENT ADVISER, OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

This Prospectus sets forth certain information about the Fund that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Fund at its address. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus is March 18, 1996.

2

The Fund's Investment Adviser is CoreStates Investment Advisers, Inc. ('CoreStates Advisers'), a wholly-owned subsidiary of CoreStates Bank, N.A. ('CoreStates Bank'), itself a wholly-owned subsidiary of CoreStates Financial Corp ('CoreStates Corp'). SEI Financial Management Corporation (the 'Administrator') serves as the Fund's Administrator and SEI Financial Services Company (the 'Distributor') serves as the Fund's Distributor.

Shares of the Fund ('Shares') are sold only to various types of Institutional Investors ('Institutional Investors'), including but not limited to affiliate and subsidiary banks of CoreStates Corp. Shares may be purchased by Institutional Investors for investment of their own funds, or for funds of their customer accounts ('Customer Accounts') for which they serve in a fiduciary, agency, or custodial capacity. Shares are sold and redeemed without the imposition of a purchase or redemption charge by the Fund, although Institutional Investors that are record owners of Shares for their Customer Accounts may charge their Customers separate account fees. See 'How to Purchase and Redeem Shares.'

FUND EXPENSES

The table below sets forth information concerning shareholder transaction expenses and annual operating expenses of the Fund.

SHAREHOLDER TRANSACTION EXPENSES


                                                                                                 FIDUCIARY RESERVE
                                                                                                       FUND
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)...................               0%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)........               0%
Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as
  applicable).................................................................................               0%
Redemption Fee................................................................................            None
Exchange Fee..................................................................................            None
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (A)


                                                                                                 FIDUCIARY RESERVE
                                                                                                       FUND
-------------------------------------------------------------------------------------------------------------------
12b-1 Fees....................................................................................            None
Investment Advisory Fee After Fee Waivers (B).................................................             .00%
Administrative Fee After Fee Waivers (C)......................................................             .11%
Other Expenses (D)............................................................................             .04%
Net Annual Fund Operating Expenses (E)........................................................             .15%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

(A) The Fund operating expenses as set forth in this table reflect the expenses expected to be incurred by the Fund for the fiscal period ending June 30, 1996, shown as a percentage of average net assets for such year.
(B) Absent voluntary waivers, CoreStates Advisers' investment advisory fee is calculated at the annual rate of .50% of the Fund's average net assets.
(C) Absent voluntary waivers, the Administrator's administrative fee is calculated at the annual rate of .25% of the Fund's average net assets.
(D) Includes (among others), legal and auditing fees.
(E) CoreStates Advisers and the Administrator may, from time to time and at their discretion, voluntarily waive all or a portion of their fees. The expense ratio of .15% is net of investment advisory and administrative fee waivers in effect during the fiscal period. Absent any fee waivers, the expense ratio would have been .77%.

3

EXAMPLE


                                                                                            FIDUCIARY RESERVE FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                              1 YEAR        3 YEARS       5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming (1)
  5% annual return and (2) redemption at the end of each time period:.....   $       2     $       5     $       8     $      19
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

The purpose of the tables is to assist the investor in understanding the various costs and expenses that a Shareholder in the Fund will bear directly or indirectly. For additional information regarding fees and other expenses, see 'Investment Adviser,' 'Administrator,' and 'Expenses.'

Absent the voluntary waiver of fees by CoreStates Advisers and the Administrator, the amounts in the Example above would be $8, $26, $45 and $100 for one year, three years, five years and ten years, respectively.

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

4

FINANCIAL HIGHLIGHTS

The Company was organized as a Maryland Corporation on September 11, 1984 under the name of 'Red Oak Cash Reserve Fund, Inc.' The Company changed its name to 'CoreFunds, Inc.' on June 23, 1987, at a Special Meeting of Shareholders. The Fund commenced operations on August 7, 1989.

The table that follows presents information about the investment results of the Shares of the Fund. The financial highlights for each of the periods presented have been audited by Ernst & Young LLP, independent certified public accountants, whose report thereon appears in CoreFunds' annual report with respect to the Fund which accompanies the Statement of Additional Information.

FOR THE PERIOD ENDED JUNE 30,

FIDUCIARY RESERVE


                                  NET
                                 ASSET                      REALIZED AND       DIVIDENDS        NET
                                 VALUE          NET          UNREALIZED        FROM NET     ASSET VALUE
                             BEGINNING OF   INVESTMENT    GAINS OR (LOSSES)   INVESTMENT        END          TOTAL
YEAR                            PERIOD        INCOME        ON SECURITIES       INCOME       OF PERIOD      RETURN
---------------------------  -------------  -----------  -------------------  -----------  -------------  -----------
1995.......................    $    1.00          0.05               --            (0.05)    $    1.00          5.46%
1994.......................    $    1.00          0.03               --            (0.03)    $    1.00          3.31%
1993.......................    $    1.00          0.03               --            (0.03)    $    1.00          3.29%
1992.......................    $    1.00          0.05               --            (0.05)    $    1.00          5.04%
1991.......................    $    1.00          0.07               --            (0.07)    $    1.00          7.49%
1990*......................    $    1.00          0.08               --            (0.08)    $    1.00          8.03%+


                                                                                                  RATIO          RATIO OF
                                                                                 RATIO         OF EXPENSES      NET INCOME
                                                  NET           RATIO           OF NET         TO AVERAGE       TO AVERAGE
                                                 ASSET       OF EXPENSES        INCOME         NET ASSETS       NET ASSETS
                                                  END        TO AVERAGE       TO AVERAGE       (EXCLUDING       (EXCLUDING
YEAR                                           OF PERIOD     NET ASSETS       NET ASSETS        WAIVERS)         WAIVERS)
---------------------------------------------  ----------  ---------------  ---------------  ---------------  ---------------
1995.........................................  $  406,597         0.17%             5.35%           0.81%            4.71%
1994.........................................  $  382,814         0.16%             3.24%           0.84%            2.56%
1993.........................................  $  424,363         0.17%             3.25%           0.81%            2.61%
1992.........................................  $  416,945         0.18%             4.96%           0.83%            4.31%
1991.........................................  $  453,947         0.15%             7.05%           0.80%            6.40%
1990*........................................  $  232,091         0.13%             8.42%           0.83%            7.72%

------------------
+ Returns are for the periods indicated and have not been annualized.
* Fiduciary Reserve commenced operations August 7, 1989. Ratios for this period have been annualized.

5



PERFORMANCE INFORMATION

From time to time, in advertisements or reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to relevant indices.

The Fund may advertise its 'yield' and 'effective yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance. The 'yield' of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then 'annualized.' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'yield' because of the compounding effect of this assumed reinvestment. See 'Yield' in Statement of Additional Information.

The performance of any investment will generally reflect market conditions, portfolio quality and maturity, type of investment, and operating expenses. The Fund's performance will fluctuate and is not necessarily representative of future results. Any fees charged by Institutional Investors to their Customers in connection with investments in Fund Shares are not reflected in the Fund's performance, and such fees, if charged, will reduce the actual return received by Customers on their investments. Conversely, the Fund's performance would be favorably affected by any investment advisory or administrative fee waivers on the part of CoreStates Advisers or SEI Financial Management Corporation.

Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent auditors.

INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

The Fund's investment objective is to provide as high a level of current interest income as is consistent with liquidity and relative stability of principal. The Fund intends to achieve its stated objective by investing in a diversified portfolio of money market instruments of the highest quality, including a broad range of government, bank, and commercial paper obligations.

The securities held by the Fund will have remaining maturities of 397 days or less, although securities subject to repurchase agreements and certain other securities may bear longer maturities. In addition, the portfolio's average weighted maturity will not exceed 90 days.

Certain investment vehicles utilized by the Fund are subject to the limitations discussed herein under 'Investment Restrictions.' The following descriptions illustrate the types of instruments in which the Fund may invest:

U.S. TREASURY OBLIGATIONS--bills, notes and bonds issued by the U.S. Treasury and STRIPS. STRIPS may be sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, STRIPS may be subject to greater interest rate volatility than interest paying U.S. Treasury Obligations. See also 'Taxes.'

RECEIPTS--interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include 'Treasury Receipts' ('TR'S'), 'Treasury Investment Growth Receipts' ('TIGR'S'), and 'Certificates of Accrual on Treasury Securities' ('CATS').

STRIPS, TR'S, TIGR'S AND CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at

6



their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. See also 'Dividends and Taxes.'

GOVERNMENT OBLIGATIONS--obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. U.S. Treasury obligations and obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

BANK OBLIGATIONS--The Fund may purchase the types of bank obligations listed below, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

1. CERTIFICATES OF DEPOSIT

Certificates of deposit are negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

2. BANKERS' ACCEPTANCES

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are 'accepted' by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity.

3. FOREIGN INVESTMENTS

While the Fund will invest in an obligation of a foreign bank or a foreign branch of a U.S. bank only if CoreStates Advisers deems the instrument to present minimal credit risks, such an investment may nevertheless subject the Fund to risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory, and economic systems and conditions. Such risks include future adverse political and economic seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

4. TIME DEPOSITS

Time deposits are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time. Such deposits cannot be withdrawn before the date specified at the time of deposit.

COMMERCIAL PAPER--The Fund may invest in commercial paper (short-term promissory notes issued by corporations), including variable amount master demand notes, rated at the time of purchase 'Prime-1' by Moody's Investors Service, Inc. (Moody's) and/or 'A-1' or better by Standard & Poor's Corporation ('S&P').

Pursuant to Securities and Exchange Commission ('SEC') regulations applicable to money market funds, the Fund will only purchase securities that have no short-term ratings at the time of purchase if they are determined to be of comparable quality by CoreStates Advisers, pursuant to guidelines approved by the Company's Board of Directors, or if the issuer of such securities has comparable short-term securities outstanding which are rated 'Prime-1' by Moody's or 'A-1' or better by S&P. Any purchases by the Fund of unrated securities must be approved or ratified by the Board of Directors. To the extent that the ratings accorded by

7

Moody's or S&P may change as a result of changes in their ratings systems, the Fund will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument is of the highest quality, the Fund will require that the issuer's obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. All obligations, including any underlying guarantees, must be deemed by CoreStates Advisers to present minimal credit risks, pursuant to guidelines approved by the Board of Directors. See the 'Appendix' to the Statement of Additional Information for a description of applicable ratings.

Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. The rate of interest on such notes is generally based upon the interest rates for commercial paper issued by the master demand note issuer. The rate will be adjusted automatically at periodic intervals which normally will not exceed 31 days but may extend longer. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for issuers of commercial paper. The Fund's Investment Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status to meet payment on demand. In determining the Fund's average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the periods remaining to the next interest rate adjustment or the demand notice period.

REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Fund purchases securities ('collateral') from financial institutions such as banks and broker-dealers ('seller') which are deemed to be creditworthy under guidelines approved by the Fund's management, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund (plus interest) negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities). The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Fund's Custodian in the Federal Reserve's book-entry system. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the 'Investment Company Act').

REVERSE REPURCHASE AGREEMENTS--The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. The Fund enters into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it places in a segregated custodial account liquid assets such as U.S. Government securities or debt securities rated in the highest rating category and having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the Investment Company Act.

8

ASSET-BACKED SECURITIES--The Fund may invest in asset-backed securities with final maturity dates of 13 months or less. Asset-backed securities offer investors an ownership interest in a pool of financial assets. The issuer is a special purpose trust collateralized by receivables generated from installment sales contracts (i.e., auto loans) or revolving lines of credit (i.e., credit cards). Credit enhancement mechanisms permit the trust to absorb high levels of losses on the underlying receivables and still make timely payments of principal and interest on the securities. These factors have led to the development of a liquid secondary market for the securities.

INVESTMENT RESTRICTIONS

Certain investment policies of the Fund may be changed at any time and from time to time by the Board of Directors without shareholder approval, provided such change is deemed to be consistent with the Fund's objective and in the best interests of its shareholders. However, the Fund's investment objective, along with the restrictions and limitations described herein and in the Statement of Additional Information, are fundamental and may be changed only by the affirmative vote of a majority of the outstanding Shares of the Fund. See 'Description of Shares.'

THE FUND MAY NOT:

1. Purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in such issuer; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills and notes, or other obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

As a result of the rules described herein under 'Portfolio Valuation' and in the Statement of Additional Information under 'Net Asset Value', the Fund will only exceed the foregoing 5% limitation under limited circumstances for periods up to three business days.

2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to: (a) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances, and repurchase agreements secured by such obligations; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services-for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3. Make loans, except that the Fund may purchase or hold certain debt instruments and enter into repurchase agreements, in accordance with its policies and limitations.

4. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts not to exceed 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase any securities while its borrowings (including reverse repurchase agreements) are outstanding.

5. Knowingly invest more than 10% of its total assets in illiquid securities, including foreign time deposits with maturities longer than seven days and repurchase agreements providing for settlement more than seven days after notice.

VALUATION OF SHARES

NET ASSET VALUE

The Fund's net asset value per Share for purposes of pricing purchase and redemption orders is normally determined as of 4:00 P.M. (Eastern time) (the 'valuation time') on each business day of the

9

Fund. A 'business day' of the Fund is a day on which the New York Stock Exchange is open for trading, and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received) during which there is a sufficient degree of trading in securities or instruments held by the Fund such that the Fund's net asset value per Share might be materially affected. Net asset value per Share is calculated by dividing the value of all of the Fund's portfolio securities and other assets, less liabilities, by the number of outstanding Shares of the Fund at the time of the valuation. The result (adjusted to the nearest cent) is the net asset value per Share.

PORTFOLIO VALUATION

The assets in the Fund are valued based upon the amortized cost method, pursuant to rules promulgated under the Investment Company Act. Under this method of valuation, the portfolio value of the assets normally will not change in response to fluctuating interest rates. In connection with its use of this valuation method, however, the Fund monitors the deviation between the amortized cost value of its assets and their market value (which can be expected to vary inversely with changes in prevailing interest rates). Although the Fund seeks, through its use of amortized cost valuation, to maintain its net asset value per Share at $1.00, there can be no assurance that the net asset value will not vary.

HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

Shares in the Fund are sold on a continuous basis by the Fund's Distributor. The principal offices of the Distributor are located at 680 East Swedesford Road, Wayne, Pennsylvania, 19087.

The Distributor and the Fund are parties to a 'Distribution Agreement,' although no compensation is paid to the Distributor for the distribution services it provides to the Fund.

PURCHASE OF SHARES

Institutional Investors may acquire Shares of the Fund for their own account or as a record owner on behalf of fiduciary, agency, or custody accounts by placing orders with the Distributor. Purchases may be made on any Business Day of the Fund at the net asset value per Share (see 'Valuation of Shares') next determined after receipt by the Fund of an order to purchase shares.

An order received before the valuation time on any Business Day will be executed on the date of receipt at the net asset value determined as of the valuation time on such date so long as Federal funds are transmitted or delivered to the Custodian by close of business on the next Business Day. An order received after the valuation time on any Business Day will be executed on the next Business Day of a Fund at the net asset value determined on such date.

Funds should be wired to CORESTATES PHIL, Philadelphia, PA ABA #031000011, for credit to COREFUNDS-A/C #0169-0541. The wire instructions must also include the investor's account number. Before wiring any funds, however, an investor must call SEI Financial Management Corporation at 1-800-355-CORE in order to confirm the wire instructions for the transfer agent, State Street Bank and Trust Company (the 'Transfer Agent'). An order to purchase shares by Federal funds wire will be deemed to have been received by a Fund on the Business Day that investors notify SEI Financial Management Corporation by 10:30 a.m. (Eastern time) of their intentions to wire money, provided that the Custodian receives Federal funds on the following Business Day.

The minimum investment amount is $1 million for the initial purchase of Shares by an investor which amount may be waived at the discretion of the Distributor. There is no minimum for subsequent investments.

The Fund reserves the right to reject any order for the purchase of its Shares in whole or in part.

Every shareholder of record will receive a confirmation of each new Share transaction with the Fund, which will also show the total number of Shares being held in safekeeping by the Transfer Agent for the account of the shareholder.

10

Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares of a Fund will not be issued.

Beneficial ownership of Shares held of record by Institutional Investors on behalf of their Customers will be recorded by the institutions and reflected in the regular account statements provided by them to their Customers.

REDEMPTION OF SHARES

Shares may ordinarily be redeemed in accordance with the procedures described below.

With respect to Shares held by Institutional Investors on behalf of their Customer Accounts, all or part of the Shares beneficially owned by a Customer may be redeemed in accordance with instructions and limitations pertaining to their Account at the institution.

Shareholders who desire to redeem Shares of the Fund must place their redemption orders with SEI Financial Management Corporation for the Transfer Agent prior to 3:00 p.m. (Eastern time) on any Business Day. Payment will be made the next Business Day after proper receipt by the Transfer Agent by transfer of Federal funds. The execution of redemption orders at net asset value by the Transfer Agent will be delayed for the period of time that the redemption order is in transit from SEI Financial Management Corporation. Otherwise, the redemption order will be effective the next Business Day.

The Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, a shareholder may incur brokerage costs in converting such securities to cash.

DIVIDENDS AND TAXES

DIVIDENDS

The net investment income of the Fund is declared daily as a dividend to its shareholders. Capital gains distributions, if any, will be made at least annually. Shares begin earning dividends on the day on which the purchase order for the Shares is executed and continue to earn dividends through, and including, the day before the redemption order for the Shares is executed. Dividends are distributable monthly on the first business day of each month in the form of additional Shares of the Fund, or, if specifically requested (in writing) by the shareholder to SEI Financial Management Corporation prior to the distribution date, in cash. Dividends are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account with the Fund.

TAXES

The Fund intends to qualify as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code'). This requires, among other things, that the Fund distribute to its shareholders at least 90% of its net investment income. The Fund contemplates declaring as dividends 100% of its investment company taxable income. The Fund does not expect to realize any net long-term capital gains and, therefore, does not foresee paying any 'capital gain dividends,' as described in the Code.

Generally, the Fund's investment company taxable income will be its taxable income (for example, its interest income and net short-term capital gains), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund will be taxed on any undistributed investment company taxable income of the Fund. To the extent that such income is distributed by the Fund it will generally be taxable as ordinary income to Fund shareholders who are not currently exempt from federal income taxes.

With respect to investments in STRIPS and Receipts which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the Adviser

11

would not have chosen to sell such securities and which may result in a taxable gain or loss.

Whether paid in cash or in the form of additional Shares, dividends attributable to a Fund's net investment income (including ordinary income and net short-term capital gains, if any) will generally be taxable to a shareholder to the extent of the shareholder's ratable share of the Fund's earnings and profits as determined for tax purposes. Such dividends and distributions may also be subject to state and local taxes. However, in the opinion of counsel, the Fund's Shares are exempt from current Pennsylvania Personal Property Taxes.

Corporate investors should note that dividends from the Fund's net investment income will generally not qualify for the dividends-received deduction for corporations.

In addition, the sale or redemption of a mutual fund is a taxable event to the selling or redeeming shareholder. Gains or losses (if any) may be realized from an ordinary redemption of Shares, as described herein, or on a telephone exchange among CoreFunds Portfolios.

BACK-UP WITHHOLDING

Generally, the Fund is required to withhold 31% of ordinary income dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations and in certain other circumstances. Shareholders who are not otherwise subject to back-up withholding may avoid this withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to back-up withholding.

IN GENERAL

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders. No attempt has been made to present a detailed explanation of the Federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. The foregoing summary is based on current tax laws and regulations which may be changed by legislative, judicial or administrative action.

Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year. See the Statement of Additional Information for further information regarding taxes.

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their addresses, principal occupations during the past five years, and other affiliations are as follows:

ERIN ANDERSON--Director--INSEAD, Boulevard de Constance, 77305 Fountainebleau Cedex, France. Professor of Marketing, INSEAD, Fountainebleau, France, since 1994. Associate Professor of Marketing, The Wharton School of the University of Pennsylvania, prior to 1994.

EMIL J. MIKITY--Director--302 Country Club Drive, Wilmington, DE 19803. Retired; Senior Vice President Investments, Atochem North America, 1979-89.

GEORGE H. STRONG--Director--946 Navesink Road, Locust, NJ 07760. Financial Consultant since 1985; Director & Senior Vice President, Universal Health Services, Inc., 1979-1984.

DAVID G. LEE--President--Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor, 1991 to 1993. President, GW Sierra Trust Funds prior to 1991.

CARMEN V. ROMEO--Treasurer, Assistant Secretary--Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI. Director and Treasurer of the Administrator and Distributor since 1981.

JAMES W. JENNINGS (1)--Secretary--2000 One Logan Square, Philadelphia, PA 19103. Partner of the Law firm of Morgan, Lewis & Bockius LLP, since 1970.

KEVIN P. ROBINS--Vice President, Assistant Secretary--Senior Vice President and General Counsel of SEI and the Distributor since 1994. Vice
------------------
(1) Mr. Jennings is an 'interested person' of the Company as defined in the Investment Company Act.

12



President and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan Lewis & Bockius LLP prior to 1992.

SANDRA K. ORLOW--Vice President, Assistant Secretary--Vice President and Assistant Secretary of the Administrator and Distributor since 1983.

ROBERT B. CARROLL--Vice President, Assistant Secretary--Vice President and Assistant Secretary of the Administrator and Distributor since 1994. United States Securities and Exchange Commission, Division of Investment Management, 1990-1994. Associate, McGuire, Woods, Brattle & Boothe (law firm) prior to 1990.

KATHRYN L. STANTON--Vice President, Assistant Secretary--Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP, 1989-1994.


RICHARD J. SHOCH--Vice President and Assistant Secretary--Mr. Shoch has been Vice President and Assistant Secretary of SEI Corporation since November 1995. From 1990 to June 1995, Mr. Shoch was Regulatory Manager of SEI Corporation.



TODD CIPPERMAN--Vice President and Assistant Secretary--Mr. Cipperman has been Vice President and Assistant Secretary of SEI Corporation since November 1995. From 1994 to May 1995, Mr. Cipperman was an Associate with Dewey Ballentine. Prior to 1994, Mr. Cipperman was an Associate with Winston & Strawn.



JOSEPH M. LYDON--Vice President--Mr. Lydon has been Vice President, Director of Business Administration--Fund Resources, a division of SEI Corporation since November 1995. From 1989 to April 1995, Mr. Lydon was Vice President of Fund Group. Vice President of the Advisor--Dreman Value Management, L.P. and President of Dreman Financial Services, Inc.


STEPHEN G. MEYER--Controller--CPA--1995 to Present. Director--Internal Audit and Risk Management--SEI--1992 to 1995. Coopers & Lybrand, Senior Associate--1990 to 1992. Vanguard Group of Investments, Internal Audit Supervisor-- Prior to 1990.

INVESTMENT ADVISER

1. ADVISORY AGREEMENT

Investment advisory services are currently provided to the Fund by CoreStates Advisers pursuant to an Investment Advisory Agreement dated June 23, 1987, (the 'Investment Advisory Agreement') between the Fund and CoreStates Advisers.

CoreStates Advisers is a wholly-owned subsidiary of CoreStates Bank, itself a wholly-owned subsidiary of CoreStates Financial Corp ('CoreStates Corp'). CoreStates Corp, based in Philadelphia, Pennsylvania, is one of the 30 largest bank holding companies in the United States, and leads the region in investing corporate cash. CoreStates Corp currently has over $29 billion in assets and discretionary management over $22 billion in customer accounts through a variety of banking activities at over 355 domestic and foreign locations. CoreStates Corp's leading subsidiary, CoreStates Bank, currently ranks thirty-second in the management of discretionary trust assets.

CoreStates Advisers is an adviser registered under the Investment Advisers Act of 1940. It performs most investment management and advisory functions for the trust departments of CoreStates Corp's banking subsidiaries, related investment advisory, research, trading, and fund management functions, and also provides similar services to customers unrelated to CoreStates Corp. CoreStates Advisers currently manages discretionary and non-discretionary client security portfolios with a total aggregate market value of over $10 billion, for individuals, corporations, institutions, and municipalities. CoreStates Advisers has extensive mutual fund experience in the management of money market, tax-free, fixed-income, equity, and international investments. CoreStates Advisers principal offices are located at 1500 Market Street, P.O. Box 7558, Philadelphia, PA 19102.


In October 1995, CoreStates Corp announced its intention to acquire Meridian Bancorp. Pursuant to this proposed acquisition, CoreFunds has entered into an agreement with Conestoga Funds (Meridian's mutual fund family) for the purpose of acquiring the Conestoga Fund portfolios for addition to the CoreFunds family of mutual funds. CoreStates Corp is expected to have total assets of approximately

13


$45 billion after the proposed acquisition with discretionary management over
$   billion in customer accounts. CoreStates Advisers is expected to have over
$22 billion in assets under management with over $3.7 billion consisting of the combined CoreFunds accounts after the acquisition. As a result of the proposed acquisition by CoreStates Corp, a 'change of control' of CoreStates Advisers will occur as defined in the 1940 Act, and therefore, shareholders of the Funds will be asked to approve new advisory agreements with CoreStates Advisers as well as sub-advisory agreements with all existing sub-advisers to the Funds.


As Investment Adviser, CoreStates Advisers manages the Fund's investment portfolio, makes decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities, and maintains certain records relating to such purchases and sales. CoreStates Advisers pays all expenses incurred by it in connection with its investment advisory activities, other than the cost of securities (including any brokerage commissions) purchased for the Fund and the cost of obtaining market quotations for portfolio securities held by the Fund.

2. ADVISORY FEE

For the services provided and expenses assumed as the Fund's Investment Adviser, CoreStates Advisers is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of .50% on the Fund's average net assets. CoreStates Advisers may, from time to time and at its discretion, voluntarily waive all or a portion of its investment advisory fees in order to assist the Fund in maintaining a competitive expense ratio.

For the fiscal year ended June 30, 1995, CoreStates Advisers waived the entire amount of its investment advisory fee.

3. PORTFOLIO MANAGER

Joyce Ann Lotkowski, Investment Officer, is portfolio manager of the Fund. She is a fixed income portfolio manager responsible for individually managed corporate trust accounts. Mrs. Lotkowski joined CoreStates Advisers in 1982 as a portfolio manager. She joined the Philadelphia National Bank in 1978 in the CPA and Government Request Department and in 1980 transferred to the Corporate Trust Department.

ADMINISTRATOR

1. ADMINISTRATION AGREEMENT

The Administrator acts as the Fund's Administrator pursuant to an Administration Agreement dated October 30, 1992 (the 'Administration Agreement'). State Street Bank and Trust Company located at 225 Franklin Street, Boston, MA 02110, serves as the Fund's Transfer Agent (the 'Transfer Agent') and dividend paying agent.

The Administrator generally assists in the Fund's administration and operations. See 'Administrator' in the Statement of Additional Information for a list of the Administrator's specific services.

2. ADMINISTRATIVE FEES

For its administrative services, the Administrator is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of .25% on the Funds' average net assets. For the fiscal year ended June 30, 1995, the Administrator was entitled to a fee from the Fund, computed daily and paid monthly, at the annual rate of .25% of the Fund's average net assets.

For the fiscal year ended June 30, 1995, the Fund paid the Administrator administrative fees totalling .11% of its average daily net assets after fee waivers.

EXPENSES

The Fund's expenses are accrued daily and are deducted from total income before dividends are paid. Except as noted herein and in the Statement of Additional Information, the Fund's service contractors bear all expenses incurred in connection with the performance of their services on behalf of the Fund. Similarly, the Fund bears the expenses incurred in its operations.

GLASS-STEAGALL ACT

CoreStates Corp and its banking subsidiaries are permitted to perform the services contemplated by the Investment Advisory Agreement and to engage

14

in certain activities in connection with the investment of their Customer Accounts in Fund Shares without violating the federal banking law commonly referred to as the Glass-Steagall Act, or other applicable banking laws or regulations. Future changes to any of these laws or regulations or administrative or judicial interpretations of such laws or regulations, however, could prevent or restrict CoreStates Corp (and its banking subsidiaries) from performing such services. If CoreStates Advisers was thereby prohibited from serving as Investment Adviser to the Fund, the Fund's Board of Directors would promptly seek to retain another qualified investment adviser for the Fund.

In addition, certain state securities laws may require banks and other Institutional Investors purchasing Shares on behalf of their Customers in such states to register as dealers pursuant to state law.

DESCRIPTION OF SHARES


CoreFunds has set up the following twenty-three portfolios: Growth Equity, Equity, Special Equity, Equity Index, International Growth, Balanced, Short Intermediate Bond, Bond, Short-Term Income, Government Income, Intermediate Municipal Bond, Pennsylvania Municipal Bond, New Jersey Municipal Bond, Global Bond, Cash Reserve, Treasury Reserve, Tax-Free Reserve, Fiduciary Reserve, Fiduciary Treasury Reserve, Fiduciary Tax-Free Reserve, CoreFund Elite Cash Reserve, CoreFund Elite Government Reserve and CoreFund Elite Treasury Reserve. CoreFunds offers two classes of each portfolio except for Equity Index Fund, CoreFund Elite Cash Reserve, CoreFund Elite Government Reserve, CoreFund Elite Treasury Reserve, Fiduciary Reserve, Fiduciary Tax-Free Reserve, and Fiduciary Treasury Reserve. CoreFunds may in the future create one or more additional portfolios, or one or more classes of shares within a portfolio. Class Y Shares -- Institutional, Classes A and C Shares -- Individual and shares of CoreFund Elite Cash Reserve, CoreFund Elite Government Reserve, CoreFund Elite Treasury Reserve, Fiduciary Reserve, Fiduciary Treasury Reserve, and Fiduciary Tax-Free Reserve, are offered in separate prospectuses. This prospectus solely relates to Class Y Shares of Fiduciary Reserve.



Class A Shares differ from Class Y Shares in that Class A Shares are subject to a sales load and distribution and transfer agent expenses for certain additional shareholder services they receive. Class C Shares also differ from Class Y Shares in that Class C Shares are subject to distribution and transfer agent expense for certain additional shareholder services, but unlike Class A Shares, are not subject to a sales load. Classes A and C Shares also have voting rights which Class Y Shares do not, in connection with the Distribution Plan affecting Class A and C Shares. In addition, the distribution and transfer agent expenses charged Class A and C Shares result in Class A and C Shares having different dividends and performance results from Class Y Shares. In addition, the minimum initial investment for Class Y Shares is substantially higher than that required for Class A or Class C Shares.



THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO SERIES A SHARES OF THE EQUITY INDEX FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO SUCH SHARES. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING OTHER COREFUNDS PORTFOLIOS MAY OBTAIN PROSPECTUSES DESCRIBING SUCH PORTFOLIOS BY CONTACTING THE DISTRIBUTOR AT 1-800-355-CORE. Prior to the date of this Prospectus, all Class A Shares were known as Series B -- Individual for all portfolios other than the Money Market Funds; Class C Shares were known as Series B -- Individual for the Money Market Funds; and Class Y Shares were known as Series A -- Institutional. CoreFunds has changed their designation to conform to the standard designations suggested by the Investment Company Institute.



Except for differences between classes of some of CoreFunds' portfolios pertaining to distribution costs, incremental transfer agency fees and any other incremental expenses identified that should be properly allocated to a class, each share in each Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to

15


such Fund as are declared in the discretion of the Board of Directors.



CoreFunds' shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. See the Statement of Additional Information under 'Description of Shares' for examples where the Investment Company Act requires voting by portfolio or class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate number of shares of all of the Funds may elect all of the directors if they choose to do so and, in such event, the holders of the remaining shares would not be able to elect any person or persons to the Board of Directors.



As used in this Prospectus, a 'vote of a majority of the outstanding shares' of a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of a Fund, or (b) at least 67% of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy.


GENERAL INFORMATION

In accordance with the Maryland General Corporation Law, the Company is not required to hold annual meetings of shareholders unless the Investment Company Act requires the shareholders to elect members of the Board of Directors. However, a meeting of shareholders may be called for any purpose upon the written request of the holders of at least 10% of the outstanding Shares of the Company, or of a Fund with respect to matters affecting only such Fund.

As used in this Prospectus, 'assets belonging to the Fund' means the consideration received by the Company upon the issuance or sale of Shares in the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to the Fund or the Company's other portfolios. Assets belonging to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of the Company allocated in proportion to the relative asset values of each of the Company's portfolios at the time the expense or liability is incurred. The management of the Company makes determinations with respect to the Fund as to liabilities when they are incurred and as to assets when they are acquired. Such determinations are reviewed and approved annually by the Company's Board of Directors and are conclusive.

/X/
COREFUND

FIDUCIARY
RESERVE
(COREFUNDS, INC.)

680 East Swedesford Road
Wayne, PA 19087

NEW INVESTOR INFORMATION
1-800-355-CORE

SHAREHOLDER SERVICES
1-800-323-3851

         INVESTMENT ADVISER
         CoreStates Investment Advisers, Inc.
         Philadelphia, PA 19101

         ADMINISTRATOR/ TRANSFER AGENT
         SEI Financial Management Corporation
         680 East Swedesford Road
         Wayne, PA 19087

         DISTRIBUTOR
         SEI Financial Services Company
         Wayne, PA 19087

         LEGAL COUNSEL
         Morgan, Lewis & Bockius LLP
         Philadelphia, PA 19103

         AUDITORS
         Ernst & Young LLP
         Philadelphia, PA 19103

         CONTENTS
         Introduction . . .  2
         Fund Expenses . . .  2
         Financial Highlights . . .  4
         Performance Information . . .  5
         Investment Objective and Policies . . .  5
         Investment Restrictions . . .  8
         Valuation of Shares . . .  9
         How to Purchase and Redeem Shares . . .  9
         Dividends and Taxes . . .  10
         Management of the Fund . . .  11

         Description of Shares . . .  14


         General Information . . .  15



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR THE FUND'S STATEMENT OF ADDITIONAL INFORMATION MARCH 18, 1996 INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

COR-F-055-01
                           /X/
                           COREFUND

                           FIDUCIARY
                           RESERVE
                           (COREFUNDS, INC.)

PROSPECTUS

March 18, 1996


                           Investment Adviser:

                           CORESTATES

                           CORESTATES
                           INVESTMENT ADVISERS

PROSPECTUS

                      COREFUND FIDUCIARY TREASURY RESERVE

680 East Swedesford Road                 For current performance, purchase,
Wayne, PA 19087                          redemption, and other information,
                                         Call: 1-800-355-CORE

CoreFund Fiduciary Treasury Reserve (the 'Fund') is a portfolio offered by CoreFunds, Inc. (the 'Company'), a no-load, diversified, open-end management investment company.

The Fund's investment objective is to provide its shareholders with current interest income, liquidity, and safety of principal. The Fund intends to achieve this objective by investing substantially all of its assets in direct obligations of the U.S. Treasury, with remaining maturities of 397 days or less.

THE FUND WILL ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00, BUT THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

SHARES IN THE FUND ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF THE FUND'S INVESTMENT ADVISER, OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

This Prospectus sets forth certain information about the Fund that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Fund at its address. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus is March 18, 1996.

2

The Fund's Investment Adviser is CoreStates Investment Advisers, Inc. ('CoreStates Advisers'), a wholly-owned subsidiary of CoreStates Bank, N.A. ('CoreStates Bank'), itself a wholly-owned subsidiary of CoreStates Financial Corp ('CoreStates Corp'). SEI Financial Management Corporation (the 'Administrator') serves as the Fund's Administrator and SEI Financial Services Company (the 'Distributor') serves as the Fund's Director.

Shares of the Fund ('Shares') are sold only to various types of Institutional Investors ('Institutional Investors'), including but not limited to affiliate and subsidiary banks of CoreStates Corp. Shares may be purchased by Institutional Investors for investment of their own funds, or for funds of their customer accounts ('Customer Accounts') for which they serve in a fiduciary, agency, or custodial capacity. Shares are sold and redeemed without the imposition of a purchase or redemption charge by the Fund, although Institutional Investors that area record owners of Shares for their Customer Accounts may charge their Customers separate account fees. See 'How to Purchase and Redeem Shares.'

FUND EXPENSES

The tables below set forth information concerning shareholder transaction expenses and annual operating expenses of the Fund.


                                                                                                FIDUCIARY TREASURY
SHAREHOLDER TRANSACTION EXPENSES                                                                   RESERVE FUND
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)...................               0%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)........               0%
Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as
  applicable).................................................................................               0%
Redemption Fee................................................................................            None
Exchange Fee..................................................................................            None
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                                                                                FIDUCIARY TREASURY
ANNUAL FUND OPERATING EXPENSES (A)                                                                 RESERVE FUND
-------------------------------------------------------------------------------------------------------------------

12b-1 Fees....................................................................................            None
Investment Advisory Fee after Fee Waivers (B).................................................             .00%
Administrative Fee after Fee Waivers (C)......................................................             .11%
Other Expenses (D)............................................................................             .10%
Net Annual Fund Operating Expenses (E)........................................................             .21%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

(A) The Fund operating expenses as set forth in this table reflect expenses expected to be incurred by the Fund for the fiscal period ending June 30, 1996, shown as a percentage of average net assets for such year.
(B) Absent voluntary waivers, CoreStates Advisers' investment advisory fee is calculated at the annual rate of .50% of the Fund's average net assets.
(C) Absent voluntary waivers, the Administrator's administrative fee is calculated at the annual rate of .25% of the Fund's average net assets.
(D) Includes (among others) legal and auditing fees.
(E) CoreStates Advisers and the Administrator may, from time to time and at their discretion, voluntarily waive all or a portion of their fees. The expense ratio of .21% is net of investment advisory and administrative fee waivers in effect during the fiscal period. Absent any fee waivers, the expense ratio would have been .83%.

3


EXAMPLE                                                                               FIDUCIARY TREASURY RESERVE FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                              1 YEAR        3 YEARS       5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming (1)
  5% annual return and (2) redemption at the end of each time period:.....   $       2     $       7     $      12     $      27
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

The purpose of the tables is to assist the investor in understanding the various costs and expenses that a Shareholder in the Fund will bear directly or indirectly. For additional information regarding fees and other expenses, see 'Investment Adviser,' 'Administrator,' and 'Expenses.'

Absent the voluntary waiver of fees by CoreStates Advisers and the Administrator, the amount in the Example above would be $9, $29, $50 and $112 for one year, three years, five years and ten years, respectively.

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

4

FINANCIAL HIGHLIGHTS

The Company was organized as a Maryland corporation on September 11, 1984 under the name of 'Red Oak Cash Reserve Fund, Inc.' The Company changed its name to 'CoreFunds, Inc.' on June 23, 1987, at a Special Meeting of Shareholders. The Fiduciary Treasury Reserve Fund commenced operations on December 10, 1991.

The table that follows presents information about the investment results of Shares of the Fund since its inception. The financial highlights for each of the periods presented have been audited by Ernst & Young LLP, independent certified public accountants, whose report thereon appears in CoreFunds' annual report with respect to the Fund which accompanies the Statement of Additional Information.

FOR THE PERIOD ENDED JUNE 30,
FIDUCIARY TREASURY RESERVE


                                      NET                                                 DIVIDENDS         NET
                                  ASSET VALUE        NET       REALIZED AND UNREALIZED    FROM NET      ASSET VALUE
                                 BEGINNING OF    INVESTMENT       GAINS OR (LOSSES)      INVESTMENT       END OF         TOTAL
YEAR                                PERIOD         INCOME           ON SECURITIES          INCOME         PERIOD        RETURN
-------------------------------  -------------  -------------  -----------------------  -------------  -------------  -----------
1995...........................    $    1.00           0.05                  --               (0.05)     $    1.00          5.24%
1994...........................    $    1.00           0.03                  --               (0.03)     $    1.00          3.10%
1993...........................    $    1.00           0.03                  --               (0.03)     $    1.00          3.17%
1992*..........................    $    1.00           0.02                  --               (0.02)     $    1.00          2.00%+


                                                                                                 RATIO       RATIO OF NET
                                                                                 RATIO        OF EXPENSES      INCOME TO
                                                   NET           RATIO          OF NET        TO AVERAGE      AVERAGE NET
                                                 ASSETS       OF EXPENSES       INCOME        NET ASSETS        ASSETS
                                                   END        TO AVERAGE      TO AVERAGE      (EXCLUDING      (EXCLUDING
YEAR                                            OF PERIOD     NET ASSETS      NET ASSETS       WAIVERS)         WAIVERS)
---------------------------------------------  -----------  ---------------  -------------  ---------------  -------------
1995.........................................   $  18,396          0.23%           5.09%           0.87%           4.45%
1994.........................................   $  20,363          0.28%           3.03%           0.91%           2.40%
1993.........................................   $  27,614          0.18%           3.19%           0.85%           2.52%
1992*........................................   $  49,328          0.05%           3.95%           0.80%           3.20%

------------------

+ Returns are for the period indicated and have not been annualized.

* The Fiduciary Treasury Reserve commenced operations December 10, 1991. Ratios for this period have been annualized.

5

PERFORMANCE INFORMATION

From time to time, in advertisements or reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to relevant indices.

The Fund may advertise its 'yield' and 'effective yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance. The 'yield' of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then 'annualized.' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52week period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'yield' because of the compounding effect of this assumed reinvestment. See 'Yield' in the Statement of Additional Information.

The performance of any investment will generally reflect market conditions, portfolio quality and maturity, type of investment, and operating expenses. The Fund's performance will fluctuate and is not necessarily representative of future results. Any fees charged by Institutional Investors to their Customers in connection with investments in Fund Shares are not reflected in the Fund's performance, and such fees, if charged, will reduce the actual return received by Customers on their investments. Conversely, the Fund's performance would be favorably affected by any investment advisory or administrative fee waivers on the part of CoreStates Advisers or SEI Financial Management Corporation.

Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent auditors.

INVESTMENT OBJECTIVE

IN GENERAL

The Fund's investment objective is to provide current interest income, liquidity, and safety of principal. The Fund intends to achieve its stated objective by investing in direct obligations of the U.S. Treasury, such as bills, notes and bonds, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ('STRIPS'), as well as repurchase agreements relating to direct U.S. Treasury obligations. The securities held by the Fund will have remaining maturities of 397 days or less, although securities subject to repurchase agreements may bear longer maturities. In addition, the portfolio's average weighted maturity will not exceed 90 days.

The Fund may also utilize the investment vehicles described below, subject to the limitations discussed herein under 'Investment Restrictions.'

INVESTMENT POLICIES

U.S. TREASURY OBLIGATIONS--bills, notes and bonds issued by the U.S. Treasury and STRIPS. STRIPS may be sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, STRIPS may be subject to greater interest rate volatility than interest paying U.S. Treasury Obligations. See also 'Taxes.'

REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Fund purchases securities ('collateral') from financial institutions such as banks and broker-dealers ('seller') which are deemed to be creditworthy under guidelines approved by the Fund's management, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally

6

equals the price paid by the Fund (plus interest) negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities). The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Fund's Custodian in the Federal Reserve's book-entry system. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the 'Investment Company Act').

INVESTMENT RESTRICTIONS

Certain investment policies of the Fund may be changed at any time and from time to time by the Board of Directors without shareholder approval, provided such change is deemed to be consistent with the Fund's objective and in the best interests of its shareholders. However, the Fund's investment objective, along with the restrictions and limitations described herein and in the Statement of Additional Information, are fundamental and may be changed only by the affirmative vote of a majority of the outstanding Shares of the Fund. See 'Description of Shares.'

THE FUND MAY NOT:

1. Purchase securities other than direct obligations of the U.S. Treasury, such as Treasury bills and notes, some of which may be subject to repurchase agreements.

2. Make loans, except that the Fund may purchase or hold certain debt instruments and enter into repurchase agreements, in accordance with its policies and limitations.

3. Borrow money or issue senior securities, except that the Fund may borrow from banks. The Fund will not purchase any securities while its borrowings are outstanding.

4. Knowingly invest more than 10% of its total assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice.

VALUATION OF SHARES

NET ASSET VALUE

The Fund's net asset value per Share for purposes of pricing purchase and redemption orders is normally determined as of 4:00 P.M. (Eastern time) (the 'valuation time') on each business day of the Fund. A 'business day' of the Fund is a day on which the New York Stock Exchange is open for trading, and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received) during which there is a sufficient degree of trading in securities or instruments held by the Fund such that the Fund's net asset value per Share might be materially affected. Net asset value per Share is calculated by dividing the value of all of the Fund's portfolio securities and other assets, less liabilities, by the number of outstanding Shares of the Fund at the time of the valuation. The result (adjusted to the nearest cent) is the net asset value per Share.

PORTFOLIO VALUATION

The assets in the Fund are valued based upon the amortized cost method, pursuant to rules promulgated under the Investment Company Act. Under this method of valuation, the portfolio value of the assets normally will not change in response to fluctuating interest rates. In connection with its use of this valuation method, however, the Fund monitors the deviation between the amortized cost value of its assets and their market value (which can be expected to vary inversely with changes in prevailing interest rates). Although the Fund seeks, through its use of amortized cost valuation, to maintain its net asset value per Share at $1.00, there can be no assurance that the net asset value will not vary.

7

HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

Shares in the Fund are sold on a continuous basis by the Fund's Distributor. The principal offices of the Distributor are located at 680 East Swedesford Road, Wayne, Pennsylvania 19087.

The Distributor and the Fund are parties to a 'Distribution Agreement,' although no compensation is paid to the Distributor for the distribution services it provides to the Fund.

PURCHASE OF SHARES

Institutional Investors may acquire Shares of the Fund for their own account or as a record owner on behalf of fiduciary, agency, or custody accounts by placing orders with the Distributor. Purchases may be made on any Business Day of the Fund at the net asset value per Share (see 'Valuation of Shares') next determined after receipt by the Fund of an order to purchase shares.

An order received before the valuation time on any Business Day will be executed on the date of receipt at the net asset value determined as of the valuation time on such date so long as Federal funds are transmitted or delivered to the Custodian by close of business on the next Business Day. An order received after the valuation time on any Business Day will be executed on the next Business Day of the Fund at the net asset value determined on such date.

Funds should be wired to CORESTATES PHIL, Philadelphia, PA ABA #031000011, for credit to COREFUNDS--A/C #0169-0541. The wire instructions must also include the investor's account number. Before wiring any funds, however, an investor must call SEI Financial Management Corporation at 1-800-355-CORE in order to confirm the wire instructions for the transfer agent, State Street Bank and Trust Company (the 'Transfer Agent'). An order to purchase shares by Federal funds wire will be deemed to have been received by a Fund on the Business Day that investors notify SEI Financial Management Corporation by 10:30 a.m. (Eastern time) of their intentions to wire money, provided that the Custodian receives Federal funds on the following Business Day.

The minimum investment amount is $1 million for the initial purchase of Shares by an investor which amount may be waived at the discretion of the Distributor. There is no minimum for subsequent investments.

The Fund reserves the right to reject any order for the purchase of its Shares in whole or in part.

Every shareholder of record will receive a confirmation of each new Share transaction with the Fund, which will also show the total number of Shares being held in safekeeping by the Transfer Agent for the account of the shareholder. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares of a Fund will not be issued.

Beneficial ownership of Shares held of record by Institutional Investors on behalf of their Customers will be recorded by the institutions and reflected in the regular account statements provided by them to their Customers.

REDEMPTION OF SHARES

Shares may ordinarily be redeemed in accordance with the procedures described below.

With respect to Shares held by Institutional Investors on behalf of their Customer Accounts, all or part of the Shares beneficially owned by a Customer may be redeemed in accordance with instructions and limitations pertaining to their Account at the institution.

Shareholders who desire to redeem Shares of the Fund must place their redemption orders with SEI Financial Management Corporation for the Transfer Agent prior to 3:00 p.m. (Eastern time) on any Business Day. Payment will be made the next Business Day after proper receipt by the Transfer Agent by transfer of Federal funds. The execution of redemption orders at net asset value by the Transfer Agent will be delayed for the period of time that the redemption order is in transit from SEI Financial Management Corporation. Otherwise, the redemption order will be effective the next Business Day.

The Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at

8

their then market value equal to the redemption price. In such cases, a shareholder may incur brokerage costs in converting such securities to cash.

DIVIDENDS AND TAXES

DIVIDENDS

The net investment income of the Fund is declared daily as a dividend to its shareholders. Capital gains distributions, if any, will be made at least annually. Shares begin earning dividends on the day on which the purchase order for the Shares is executed and continue to earn dividends through, and including, the day before the redemption order for the Shares is executed. Dividends are distributable monthly on the first business day of each month in the form of additional Shares of the Fund, or, if specifically requested (in writing) by the shareholder to SEI Financial Management Corporation prior to the distribution date, in cash. Dividends are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account with the Fund.

TAXES

The Fund intends to qualify as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code'). This requires, among other things, that the Fund distribute to its shareholders at least 90% of its net investment income. The Fund contemplates declaring as dividends 100% of its investment company taxable income. The Fund does not expect to realize any net long-term capital gains and, therefore, does not foresee paying any 'capital gain dividends,' as described in the Code.

Generally, the Fund's investment company taxable income will be its taxable income (for example, its interest income and net short-term capital gains), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund will be taxed on any undistributed investment company taxable income of the Fund. To the extent that such income is distributed by the Fund it will generally be taxable as ordinary income to Fund Shareholders who are not currently exempt from federal income taxes.

Whether paid in cash or in the form of additional Shares, dividends attributable to a Fund's net investment income (including ordinary income and net short-term capital gains, if any) will generally be taxable to a shareholder to the extent of the shareholder's ratable share of the Fund's earnings and profits as determined for tax purposes. Such dividends and distributions may also be subject to state and local taxes. However, in the opinion of counsel, the Fund's Shares are exempt from current Pennsylvania Personal Property Taxes.

With respect to investments in STRIPS which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to shareholders, the Fund may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Corporate investors should note that dividends from the Fund's net investment income will generally not qualify for the dividends-received deduction for corporations.

In addition, the sale or redemption of shares of a mutual fund is a taxable event to the selling or redeeming shareholder. Gains or losses (if any) may be realized from an ordinary redemption of Shares, as described herein, or on a telephone exchange among the CoreFunds portfolios.

BACK-UP WITHHOLDING

Generally, the Fund is required to withhold 31% of ordinary income dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations and in certain other circumstances. Shareholders who are not otherwise subject to back-up withholding may avoid this withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to back-up withholding.

9

IN GENERAL

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. The foregoing summary is based on current tax laws and regulations which may be changed by legislative, judicial or administrative action.

Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year. See the Statement of Additional Information for further information regarding taxes.

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their addresses, principal occupations during the past five years, and other affiliations are as follows:

ERIN ANDERSON--Director--INSEAD, Boulevard de Constance, 77035 Fountainebleau Cedex, France. Professor of Marketing, INSEAD, Fountainebleau, France, since 1994. Associate Professor of Marketing, The Wharton School of the University of Pennsylvania, prior to 1994.

EMIL J. MIKITY--Director--302 Country Club Drive, Wilmington, DE 19803. Retired; Senior Vice President Investments, Atochem North America, 1979-89.

GEORGE H. STRONG--Director--946 Navesink Road, Locust, NJ 07760. Financial Consultant since 1985; Director & Senior Vice President, Universal Health Services, Inc., 1979-1984.

DAVID G. LEE--President--Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor, 1991 to 1993. President, GW Sierra Trust Funds prior to 1991.

CARMEN V. ROMEO--Treasurer, Assistant Secretary--Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI. Director and Treasurer of the Administrator and Distributor since 1981.

JAMES W. JENNINGS (1)--Secretary--2000 One Logan Square, Philadelphia, PA 19103. Partner of the Law firm of Morgan, Lewis & Bockius LLP, since 1970.

KEVIN P. ROBINS--Vice President, Assistant Secretary--Senior Vice President and General Counsel of SEI and the Distributor since 1994. Vice President and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP prior to 1992.

SANDRA K. ORLOW--Vice President, Assistant Secretary--Vice President and Assistant Secretary of the Administrator and Distributor since 1983.

ROBERT B. CARROLL--Vice President, Assistant Secretary--Vice President and Assistant Secretary of the Administrator and Distributor since 1994. United States Securities and Exchange Commission, Division of Investment Management, 1990-1994. Associate, McGuire, Woods, Brattle & Boothe (law firm) prior to 1990.

KATHRYN L. STANTON--Vice President, Assistant Secretary--Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP, 1989-1994.


RICHARD J. SHOCH--Vice President and Assistant Secretary--Mr. Shoch has been Vice President and Assistant Secretary of SEI Corporation since November 1995. From 1990 to June 1995, Mr. Shoch was Regulatory Manager of SEI Corporation.



TODD CIPPERMAN--Vice President and Assistant Secretary--Mr. Cipperman has been Vice President and Assistant Secretary of SEI Corporation since November 1995. From 1994 to May 1995, Mr. Cipperman was an Associate with Dewey Ballentine. Prior to 1994, Mr. Cipperman was an Associate with Winston & Strawn.

------------------
(1) Mr. Jennings is an 'interested person' of the Company as defined in the Investment Company Act.

10


JOSEPH M. LYDON--Vice President--Mr. Lydon has been Vice President, Director of Business Administration--Fund Resources, a division of SEI Corporation since November 1995. From 1989 to April 1995, Mr. Lydon was Vice President of Fund Group. Vice President of the Advisor--Dreman Value Management, L.P. and President of Dreman Financial Services, Inc.


STEPHEN G. MEYER--Controller--CPA--1995 to Present. Director--Internal Audit and Risk Management--SEI--1992 to 1995. Coopers & Lybrand, Senior Associate--1990 to 1992. Vanguard Group of Investments, Internal Audit Supervisor-- Prior to 1990.

INVESTMENT ADVISER

1. ADVISORY AGREEMENT

Investment advisory services are currently provided to the Fund by CoreStates Advisers pursuant to an Investment Advisory Agreement dated March 25, 1991 (the 'Investment Advisory Agreement'), between the Fund and CoreStates Advisers.

CoreStates Advisers is a wholly-owned subsidiary of CoreStates Bank, itself a wholly-owned subsidiary of CoreStates Financial Corp ('CoreStates Corp'). CoreStates Corp, based in Philadelphia, Pennsylvania, is one of the 30 largest bank holding companies in the United States, and leads the region in investing corporate cash. CoreStates Corp currently has over $29 billion in assets and discretionary management over $22 billion through a variety of banking activities at over 355 domestic and foreign locations. CoreStates Corp's leading subsidiary, CoreStates Bank, currently ranks thirty-second in the management of discretionary trust assets.

CoreStates Advisers is an adviser registered under the Investment Advisers Act of 1940. It performs most investment management and advisory functions for the trust departments of CoreStates Corp's banking subsidiaries, related investment advisory, research, trading, and fund management functions, and also provides similar services to customers unrelated to CoreStates Corp. CoreStates Advisers currently manages discretionary and non-discretionary client security portfolios with a total aggregate market value of over $10 billion, for individuals, corporations, institutions, and municipalities. CoreStates Advisers has extensive mutual fund experience in the management of money market, tax-free, fixed income, equity, and international investments. CoreStates Advisers principal offices are located at 1500 Market Street, P.O. Box 7558, Philadelphia, PA 19102.


In October 1995, CoreStates Corp announced its intention to acquire Meridian Bancorp. Pursuant to this proposed acquisition, CoreFunds has entered into an agreement with Conestoga Funds (Meridian's mutual fund family) for the purpose of acquiring the Conestoga Fund portfolios for addition to the CoreFunds family of mutual funds. CoreStates Corp is expected to have total assets of approximately $45 billion after the proposed acquisition with discretionary
management over $   billion in customer accounts. CoreStates Advisers is
expected to have over $22 billion in assets under management with over $3.7 billion consisting of the combined CoreFunds accounts after the acquisition. As a result of the proposed acquisition by CoreStates Corp, a 'change of control' of CoreStates Advisers will occur as defined in the 1940 Act, and therefore, shareholders of the Funds will be asked to approve new advisory agreements with CoreStates Advisers as well as sub-advisory agreements with all existing sub-advisers to the Funds.


As Investment Adviser, CoreStates Advisers manages the Fund's investment portfolio, makes decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities, and maintains certain records relating to such purchases and sales. CoreStates Advisers pays all expenses incurred by it in connection with its investment advisory activities, other than the cost of securities (including any brokerage commissions) purchased for the Fund and the cost of obtaining market quotations for portfolio securities held by the Fund.


2. ADVISORY FEE


For the services provided and expenses assumed as the Fund's Investment Adviser, CoreStates Advisers is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of .50% on the Fund's average net assets. CoreStates

11

Advisers may, from time to time and at its discretion, voluntarily waive all or a portion of its investment advisory fees in order to assist the Fund in maintaining a competitive expense ratio.


For the fiscal year ended June 30, 1995, CoreStates Advisers waived its entire investment advisory fee.


3. PORTFOLIO MANAGER

Ronald R. Brasten, Senior Investment Officer, is portfolio manager of the Fund. He also manages the CoreFund Treasury Reserve and has investment responsibility for individually managed corporate and personal accounts. After receiving his B.S. in Accounting from Drexel University, Mr. Brasten joined the Financial Division of CoreStates in 1984. In 1986, he transferred to the Asset and Liability group as an ALCO analyst. Mr. Brasten joined CoreStates Advisers in August 1989.


ADMINISTRATOR

1. ADMINISTRATION AGREEMENT

The Administrator acts as the Fund's Administrator pursuant to an Administration Agreement dated October 30, 1992 (the 'Administration Agreement').

State Street Bank and Trust Company located at 225 Franklin Street, Boston, MA 02110, serves as the Fund's Transfer Agent and dividend paying agent.

The Administrator generally assists in the Fund's administration and operations. See 'Administrator' in the Statement of Additional Information for a list of the Administrator's specific services.

For its administrative services, the Administrator is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of .25% on the Fund's average net assets. For the fiscal year ended June 30, 1995, the Administrator was entitled to a fee from the Fund, computed daily and paid monthly, at the annual rate of .25% on the Fund's average net assets.

For the fiscal year ended June 30, 1995, the Fund paid the Administrator administrative fees totalling .11% of its average daily net assets, after fee waivers.

EXPENSES

The Fund's expenses are accrued daily and are deducted from total income before dividends are paid. Except as noted herein and in the Statement of Additional Information, the Fund's service contractors bear all expenses incurred in connection with the performance of their services on behalf of the Fund. Similarly, the Fund bears the expenses incurred in its operations.

GLASS-STEAGALL ACT

CoreStates Corp and its banking subsidiaries are permitted to perform the services contemplated by the Investment Advisory Agreement and to engage in certain activities in connection with the investment of their Customer Accounts in Fund Shares without violating the federal banking law commonly referred to as the Glass-Steagall Act, or other applicable banking laws or regulations. Future changes to any of these laws or regulations or administrative or judicial interpretations of such laws or regulations, however, could prevent or restrict CoreStates Corp (and its banking subsidiaries) from performing such services. If CoreStates Advisers was thereby prohibited from serving as Investment Adviser to the Fund, the Fund's Board of Directors would promptly seek to retain another qualified investment adviser for the Fund.

In addition, certain state securities laws may require banks and other Institutional Investors purchasing Shares on behalf of their Customers in such states to register as dealers pursuant to state law.

DESCRIPTION OF SHARES

CoreFunds has set up the following twenty-three portfolios: Growth Equity, Equity, Special Equity, Equity Index, International Growth, Balanced, Short Intermediate Bond, Bond, Short-Term Income, Government Income, Intermediate Municipal Bond, Pennsylvania Municipal Bond, New Jersey Municipal Bond, Global Bond, Cash Reserve, Treasury Reserve, Tax-Free Reserve, Fiduciary Reserve, Fiduciary Treasury Reserve, Fiduciary Tax-Free Reserve, CoreFund Elite Cash Reserve, CoreFund Elite Government Reserve and CoreFund Elite Treasury Reserve. CoreFunds offers two classes of each portfolio except for Equity Index Fund, CoreFund Elite Cash Reserve, CoreFund Elite

12


Government Reserve, CoreFund Elite Treasury Reserve, Fiduciary Reserve, Fiduciary Tax-Free Reserve, and Fiduciary Treasury Reserve. CoreFunds may in the future create one or more additional portfolios, or one or more classes of shares within a portfolio. Class Y Shares -- Institutional, Classes A and C Shares -- Individual and shares of CoreFund Elite Cash Reserve, CoreFund Elite Government Reserve, CoreFund Elite Treasury Reserve, Fiduciary Reserve, Fiduciary Treasury Reserve, and Fiduciary Tax-Free Reserve, are offered in separate prospectuses. This prospectus solely relates to Class Y Shares of Fiduciary Treasury Reserve.



Class A Shares differ from Class Y Shares in that Class A Shares are subject to a sales load and distribution and transfer agent expenses for certain additional shareholder services they receive. Class C Shares also differ from Class Y Shares in that Class C Shares are subject to distribution and transfer agent expense for certain additional shareholder services, but unlike Class A Shares, are not subject to a sales load. Classes A and C Shares also have voting rights which Class Y Shares do not, in connection with the Distribution Plan affecting Class A and C Shares. In addition, the distribution and transfer agent expenses charged Class A and C Shares result in Class A and C Shares having different dividends and performance results from Class Y Shares. In addition, the minimum initial investment for Class Y Shares is substantially higher than that required for Class A or Class C Shares.



THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO SERIES A SHARES OF THE EQUITY INDEX FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO SUCH SHARES. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING OTHER COREFUNDS PORTFOLIOS MAY OBTAIN PROSPECTUSES DESCRIBING SUCH PORTFOLIOS BY CONTACTING THE DISTRIBUTOR AT 1-800-355-CORE. Prior to the date of this Prospectus, all Class A Shares were known as Series B -- Individual for all portfolios other than the Money Market Funds; Class C Shares were known as Series B -- Individual for the Money Market Funds; and Class Y Shares were known as Series A -- Institutional. CoreFunds has changed their designation to conform to the standard designations suggested by the Investment Company Institute.



Except for differences between classes of some of CoreFunds' portfolios pertaining to distribution costs, incremental transfer agency fees and any other incremental expenses identified that should be properly allocated to a class, each share in each Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Directors.



CoreFunds' shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. See the Statement of Additional Information under 'Description of Shares' for examples where the Investment Company Act requires voting by portfolio or class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate number of shares of all of the Funds may elect all of the directors if they choose to do so and, in such event, the holders of the remaining shares would not be able to elect any person or persons to the Board of Directors.



As used in this Prospectus, a 'vote of a majority of the outstanding shares' of a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of a Fund, or (b) at least 67% of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy.


GENERAL INFORMATION

In accordance with the Maryland General Corporation Law, the Company is not required to hold annual meetings of shareholders unless the Investment Company Act requires the shareholders to elect members of the Board of Directors. However, a meeting of shareholders may be called

13

for any purpose upon the written request of the holders of at least 10% of the outstanding Shares of the Company, or of a Fund with respect to matters affecting only such Fund.

As used in this Prospectus, 'assets belonging to the Fund' means the consideration received by the Company upon the issuance or sale of Shares in the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to the Fund or the Company's other portfolios. Assets belonging to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of the Company allocated in proportion to the relative asset values of each of the Company's portfolios at the time the expense or liability is incurred. The management of the Company makes determinations with respect to the Fund as to liabilities when they are incurred and as to assets when they are acquired. Such determinations are reviewed and approved annually by the Company's Board of Directors and are conclusive.

/X/
COREFUND

FIDUCIARY
TREASURY
RESERVE
(COREFUNDS, INC.)

680 East Swedesford Road
Wayne, PA 19087

NEW INVESTOR INFORMATION
1-800-355-CORE

SHAREHOLDER SERVICES
1-800-323-3851

         INVESTMENT ADVISER
         CoreStates Investment Advisers, Inc.
         Philadelphia, PA 19101

         ADMINISTRATOR/ TRANSFER AGENT
         SEI Financial Management Corporation
         680 East Swedesford Road
         Wayne, PA 19087

         DISTRIBUTOR
         SEI Financial Services Company
         Wayne, PA 19087

         LEGAL COUNSEL
         Morgan, Lewis & Bockius LLP
         Philadelphia, PA 19103

         AUDITORS
         Ernst & Young LLP
         Philadelphia, PA 19103

         CONTENTS
         Introduction . . .  2
         Fund Expenses . . .  2
         Financial Highlights . . .  4
         Performance Information . . .  5
         Investment Objective . . .  5
         Investment Policies . . .  5
         Investment Restrictions . . .  6
         Valuation of Shares . . .  6
         How to Purchase and Redeem Shares . . .  7
         Dividends and Taxes . . .  8
         Management of the Fund . . .  9
         Description of Shares . . .  11
         General Information . . .  12


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR THE FUND'S STATEMENT OF ADDITIONAL INFORMATION MARCH 18, 1996 INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

COR-F-053-01
                           /X/
                           COREFUND

                           FIDUCIARY
                           TREASURY
                           RESERVE
                           (COREFUNDS, INC.)

PROSPECTUS

March 18, 1996


                           Investment Adviser:

                           CORESTATES

                           CORESTATES
                           INVESTMENT ADVISERS

PROSPECTUS

                      COREFUND FIDUCIARY TAX-FREE RESERVE

680 East Swedesford Road                                                  For current performance, purchase,
Wayne, PA 19087                                                           redemption, and other information,
                                                                          Call: 1-800-355-CORE

CoreFund Fiduciary Tax-Free Reserve (the 'Fund') is a portfolio offered by CoreFunds, Inc. (the 'Company'), a no-load, diversified, open-end management investment company.

The Fund's investment objective is to provide its shareholders with as high a level of current interest income that is exempt from federal income taxes as is consistent with liquidity and relative stability of principal. The Fund intends to achieve this objective by investing substantially all of its assets in a diversified portfolio of tax-exempt obligations of the highest quality, with remaining maturities of 397 days or less. While the Fund may also invest in short-term taxable obligations, under normal market conditions, at least 80% of the Fund's total assets will be invested in obligations exempt from federal income tax.

THE FUND WILL ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00, BUT THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

SHARES IN THE FUND ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF THE FUND'S INVESTMENT ADVISER, OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Subject to the Fund's investment objective and policies stated above, the Fund will attempt to invest its assets, to the extent practicable, in tax-exempt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions ('Pennsylvania Municipal Securities'). The Fund cannot predict what portion of its assets will be invested in Pennsylvania Municipal Securities, although such investments may exceed 25% of the Fund's total assets.

This Prospectus sets forth certain information about the Fund that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Fund at its address. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus is March 18, 1996.

2

The Fund's Investment Adviser is CoreStates Investment Advisers, Inc. ('CoreStates Advisers'), a wholly-owned subsidiary of CoreStates Bank, N.A. ('CoreStates Bank'), itself a wholly-owned subsidiary of CoreStates Financial Corp ('CoreStates Corp'). SEI Financial Management Corporation (the 'Administrator') serves as the Fund's Administrator and SEI Financial Services Company (the 'Distributor') serves as the Fund's Distributor.

Shares of the Fund ('Shares') are sold only to various types of Institutional Investors ('Institutional Investors'), including but not limited to affiliate and subsidiary banks of CoreStates Corp. Shares may be purchased by Institutional Investors for investment of their own funds, or for funds of their customer accounts ('Customer Accounts') for which they serve in a fiduciary, agency, or custodial capacity. Shares are sold and redeemed without the imposition of a purchase or redemption charge by the Fund, although Institutional Investors that are record owners of Shares for their Customer Accounts may charge their Customers separate account fees. See 'How to Purchase and Redeem Shares.'

FUND EXPENSES

The tables below set forth information concerning shareholder transaction expenses and annual operating expenses of the Fund.

                                                                                                FIDUCIARY TAX-FREE
SHAREHOLDER TRANSACTION EXPENSES                                                                   RESERVE FUND
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)...................               0%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)........               0%
Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as
  applicable).................................................................................               0%
Redemption Fee................................................................................            None
Exchange Fee..................................................................................            None
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                                                                FIDUCIARY TAX-FREE
ANNUAL FUND OPERATING EXPENSES (A)                                                                 RESERVE FUND
-------------------------------------------------------------------------------------------------------------------
12b-1 Fees....................................................................................            None
Investment Advisory Fee After Fee Waivers (B).................................................             .00%
Administrative Fee After Fee Waivers (C)......................................................             .11%
Other Expenses (D)............................................................................             .06%
Net Annualized Fund Operating Expenses (E)....................................................             .17%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

(A) The Fund operating expenses as set forth in this table reflect expenses expected to be incurred by the Fund for the fiscal period ending June 30, 1996, shown as a percentage of average net assets for such year.
(B) Absent voluntary waivers, CoreStates Advisers' investment advisory fee is calculated at the annual rate of .50% of the Fund's average net assets.
(C) Absent voluntary waivers, the Administrator's administrative fee is calculated at the annual rate of .25% of the Fund's average net assets.
(D) Includes (among others) legal and auditing fees.
(E) CoreStates Advisers and the Administrator may, from time to time and at their discretion, voluntarily waive all or a portion of their fees. The expense ratio of .17% is net of investment advisory and administrative fee waivers in effect during the fiscal period. Absent any fee waivers, the expense ratio would have been .79%.

3

EXAMPLE

                                                                                      FIDUCIARY TAX-FREE RESERVE FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                             1 YEAR        3 YEARS       5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming (1)
  5% annual return and (2) redemption at the end of each time period:         $2           $5             $10          $22
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

The purpose of the tables is to assist the investor in understanding the various costs and expenses that a Shareholder in the Fund will bear directly or indirectly. For additional information regarding fees and other expenses, see 'Investment Adviser,' 'Administrator,' and 'Expenses.'

Absent the voluntary fee waivers by CoreStates Advisers and the Administrator, the amounts in the Example above would be $8, $25, $44 and $98 for one year, three years, five years and ten years, respectively.

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

4

FINANCIAL HIGHLIGHTS


The Company was organized as a Maryland corporation on September 11, 1984, under the name of 'Red Oak Cash Reserve Fund, Inc.' The Company changed its name to 'CoreFunds, Inc.' on November 19, 1992, at a Special Meeting of Shareholders. The Fiduciary Tax-Free Reserve Fund commenced operations on February 3, 1992.


The table that follows presents information about the investment results of the Fund since its inception. The financial highlights for each of the periods presented have been audited by Ernst & Young LLP, independent certified public accountants, whose report thereon appears in CoreFunds' annual report with respect to the Fund which accompanies the Statement of Additional Information.

FOR THE PERIOD ENDED JUNE 30,

FIDUCIARY TAX-FREE RESERVE

                                      NET
                                     ASSET                       REALIZED AND        DIVIDENDS        NET
                                     VALUE          NET           UNREALIZED         FROM NET     ASSET VALUE
                                   BEGINNING    INVESTMENT     GAINS OR (LOSSES)    INVESTMENT        END          TOTAL
YEAR                               OF PERIOD      INCOME         ON SECURITIES        INCOME       OF PERIOD      RETURN
-------------------------------  -------------  -----------  ---------------------  -----------  -------------  -----------
1995...........................    $    1.00          0.03                --             (0.03)    $    1.00         3.41%
1994...........................    $    1.00          0.02                --             (0.02)    $    1.00         2.32%
1993...........................    $    1.00          0.02                --             (0.02)    $    1.00         2.48%
1992*..........................    $    1.00           0.0                --              (0.0)    $    1.00         1.50%+


                                                                                                   RATIO          RATIO OF
                                                                                  RATIO         OF EXPENSES      NET INCOME
                                                   NET           RATIO           OF NET         TO AVERAGE       TO AVERAGE
                                                  ASSET       OF EXPENSES        INCOME         NET ASSETS       NET ASSETS
                                                   END        TO AVERAGE       TO AVERAGE       (EXCLUDING       (EXCLUDING
YEAR                                            OF PERIOD     NET ASSETS       NET ASSETS        WAVIERS)         WAIVERS)
---------------------------------------------  -----------  ---------------  ---------------  ---------------  ---------------
1995.........................................   $  72,593          0.19%            3.37%            0.83%            2.73%
1994.........................................   $  78,219          0.17%            2.29%            0.82%            1.64%
1993.........................................   $  48,424          0.19%            2.45%            0.83%            1.81%
1992*........................................   $  66,158          0.17%            3.00%            0.89%            2.28%

------------------
+ Returns shown are for the period indicated and are not annualized.
* The Fiduciary Tax-Free Reserve commenced operations November 19, 1991. Ratios for this period have been annualized.

5

PERFORMANCE INFORMATION

From time to time, in advertisements or reports to shareholders, the performance of the Fund may be quoted and compared to that of other mutual funds with similar investment objectives and to relevant indices.

The Fund may advertise its 'yield' and 'effective yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance. The 'yield' of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then 'annualized.' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'yield' because of the compounding effect of this assumed reinvestment. See 'Yields ' in the Statement of Additional Information.

The Fund may also advertise its 'taxable equivalent yield,' which is calculated by taking into account the investor's current tax bracket. This is the yield an investor would need to earn from a taxable investment in order to realize an 'after-tax' benefit equal to the tax-free yield provided by the Fund.

The performance of any investment will generally reflect market conditions, portfolio quality and maturity, type of investment, and operating expenses. The Fund's performance will fluctuate and is not necessarily representative of future results. Any fees charged by Institutional Investors to their Customers in connection with investments in Fund Shares are not reflected in the Fund's performance, and such fees, if charged, will reduce the actual return received by Customers on their investments. Conversely, the Fund's performance would be favorably affected by any investment advisory or administrative fee waivers on the part of CoreStates Advisers or SEI Financial Management Corporation.

Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent auditors.

INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

The Fund's investment objective is to provide as high a level of current interest income that is exempt from federal income taxes as is consistent with liquidity and relative stability of principal. Although there can be no assurance that the Fund will meet its stated objective, the Fund intends, under normal market conditions, to have at least 80% of its total assets invested in the tax-free securities discussed herein.

The securities held by the Fund will have remaining maturities of 397 days or less, although securities with optional or mandatory tender provisions, variable rate demand obligations, securities subject to repurchase agreements, and certain other securities may bear longer maturities. In addition, the portfolio's average weighted maturity will not exceed 90 days.

MUNICIPAL SECURITIES

The Fund invests substantially all of its assets in a diversified portfolio consisting of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax ('Municipal Securities'), except in extraordinary circumstances (see 'Temporary Investments'). Municipal Securities will include, but not be limited to, the following:

                       General Obligation Bonds and Notes
                      Bond and/or Grant Anticipation Notes
                            Construction Loan Notes
                            Revenue Bonds and Notes
                     Tax and/or Revenue Anticipation Notes
                          Tax-Exempt Commercial Paper
                        Variable Rate Demand Obligations

Municipal Securities in which the Fund invests will be determined by CoreStates Advisers (as

6

Investment Adviser) to present minimal credit risks, pursuant to guidelines approved by CoreFunds' Board of Directors, and will, at the time of purchase, be considered to be of the highest quality, according to the short-term ratings of Moody's Investors Service, Inc. ('Moody's') and/or Standard & Poor's Corporation ('S&P'). Therefore, Municipal Securities purchased by the Fund must meet or exceed the ratings set forth below:

                                    MINIMUM RATINGS
                                     MOODY'S      S&P
                                    ---------  ---------
Notes                                'MIG-1'    'SP-1'
Tax-Exempt Commercial Paper         'Prime-1'    'A-1'
Variable Rate
Demand Obligations                  'VMIG-1'     'A-1'

Securities that have no short-term ratings at the time or purchase will be determined to be of comparable quality by CoreStates Advisers, pursuant to guidelines approved by the Fund's Board of Directors. To the extent that the ratings accorded by Moody's or S&P may change as a result of changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument is of the highest quality, the Fund will require that the issuer's obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. In such event, the underlying guarantee must be deemed by CoreStates Advisers to present minimal credit risks. See the 'Appendix' to the Statement of Additional Information for a description of applicable ratings.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor CoreStates Advisers will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. There can be no assurance that the current federal income tax treatment accorded an investment in the Fund will not be adversely affected by changes to statutes, regulations, rulings or judicial precedents upon which such Federal Tax treatment is based. In the event of the enactment of such legislation, which might materially affect the availability of Municipal Securities for investment by the Fund and hence the value of the Fund's portfolio, the Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

PENNSYLVANIA MUNICIPAL SECURITIES

In managing the Fund's portfolio, CoreStates Advisers intends to invest, when possible, the Fund's assets in tax-exempt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions ('Pennsylvania Municipal Securities'), provided the investment is consistent with the Fund's investment objective and policies and its status as a diversified investment company. Because of the relatively limited number of Pennsylvania municipal issuers and restricted supply of outstanding Municipal Securities issued by them that meet the Fund's investment criteria, CoreStates Advisers cannot predict precisely what percentage of the Fund's portfolio will be invested in such issuers.

Except as stated above with respect to Pennsylvania Municipal Securities, CoreStates Advisers does not intend on a regular basis to invest more than 25% of the Fund's total assets in (i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities, the interest on which is paid solely from revenues of similar projects, and (iii) industrial development bonds, although it may do so from time to time. To the extent the Fund's assets are so concentrated, the Fund would be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects, and bonds to a greater extent than it would be if its assets were not so concentrated.

TYPES OF MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities which may be held by the Fund are 'general obligation' securities and 'revenue'

7

securities. These are discussed below, along with other Municipal Securities in which the Fund may invest.

1. General Obligation Securities

'General obligation' securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

2. Revenue Securities

'Revenue' securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed. Industrial development and pollution control bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

3. Moral Obligation Bonds

The Fund's portfolio may also include 'moral obligation' bonds, which are normally issued by special-purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

4. Variable Rate Demand Obligations

Municipal Securities purchased by the Fund may include 'variable rate demand obligations,' which are tax-exempt obligations upon which interest is payable at a floating or variable rate. While there may be no active secondary market with respect to a particular variable rate demand instrument purchased by the Fund, the Fund may (at any time or at specified intervals not exceeding one year, depending upon the obligation involved) demand payment of the principal of and accrued interest on the obligation upon no more than seven days' notice and may resell the obligation at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable rate demand obligation if the issuer defaulted on its payment obligation, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

5. When-issued Securities

The Fund may also purchase Municipal Securities on a 'when-issued' basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets, absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objective. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities should ever exceed 25% of the value of its total assets.

TEMPORARY INVESTMENTS

The Fund may hold uninvested cash reserves which do not earn income (pending investment) during temporary defensive periods or if, in the opinion of CoreStates Advisers, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. In addition, the Fund may invest from time to time, to the extent consistent with its investment objective, a portion of its assets on a temporary basis or for temporary defensive purposes in short-term money market instruments ('Temporary Investments'), the income from which is subject to federal income tax.

Temporary Investments will generally not exceed 20% of the total assets of the Fund except when made for temporary defensive purposes, and may include obligations of the United States Government or its agencies or instrumentalities; debt securities (including taxable commercial paper) of issuers having been assigned, at the time of purchase, the

8

highest quality rating of either Moody's or S&P; certificates of deposit or bankers' acceptances of domestic branches of U.S. banks with total assets at the time of purchase of $1 billion or more; repurchase agreements with respect to such obligations; or reverse repurchase agreements.

Under the Investment Company Act of 1940, as amended (the 'Investment Company Act'), repurchase agreements are considered to be loans by the Fund and conversely, reverse repurchase agreements are considered to be borrowings by the Fund. See the Statement of Additional Information for further discussion regarding Temporary Investments.

INVESTMENT RESTRICTIONS

Certain investment policies of the Fund may be changed at any time and from time to time by the Board of Directors without shareholder approval, provided such change is deemed to be consistent with the Fund's objective and in the best interests of its shareholders. However, the Fund's investment objective, along with the restrictions and limitations described herein and in the Statement of Additional Information, are fundamental and may be changed only by the affirmative vote of a majority of the outstanding Shares of the Fund. See 'Description of Shares.'

THE FUND MAY NOT:

1. Invest less than 80% of its total assets in securities, the interest on which is exempt from federal income tax, except during temporary defensive periods.

2. Purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in such issuer; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to: (a) obligations issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (b) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (c) domestic bank certificates of deposit and bankers' acceptances; or (d) repurchase agreements secured by any of the foregoing obligations.

4. Make loans, except that the Fund may purchase or hold certain debt instruments and enter into repurchase agreements, in accordance with its policies and limitations.

5. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts not to exceed 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase any securities while its borrowings (including reverse repurchase agreements) are outstanding.

6. Knowingly invest more than 10% of its total assets in illiquid securities, including illiquid variable rate demand obligations, and repurchase agreements providing for settlement more than seven days after notice.

VALUATION OF SHARES

NET ASSET VALUE

The Fund's net asset value per Share for purposes of pricing purchase and redemption orders is normally determined as of 4:00 P.M. (Eastern time) (the 'valuation time') on each business day of the Fund. A 'Business Day' of the Fund is a day on which the New York Stock Exchange in open for trading, and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received) during which there is a sufficient degree of

9

trading in securities or instruments held by the Fund such that the Fund's net asset value per Share might be materially affected. Net asset value per Share is calculated by dividing the value of all of the Fund's portfolio securities and other assets, less liabilities, by the number of outstanding Shares of the Fund at the time of the valuation. The result (adjusted to the nearest cent) is the net asset value per Share.

PORTFOLIO VALUATION

The assets in the Fund are valued based upon the amortized cost method, pursuant to rules promulgated under the Investment Company Act. Under this method of valuation, the portfolio value of the assets normally will not change in response to fluctuating interest rates. In connection with its use of this valuation method, however, the Fund monitors the deviation between the amortized cost value of its assets and their market value (which can be expected to vary inversely with changes in prevailing interest rates). Although the Fund seeks, through its use of amortized cost valuation, to maintain its net asset value per Share at $1.00, there can be no assurance that the net asset value will not vary.

HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

Shares in the Fund are sold on a continuous basis by the Fund's Distributor. The principal offices of the Distributor are located at 680 East Swedesford Road, Wayne, Pennsylvania, 19087.

The Distributor and the Fund are parties to a 'Distribution Agreement', although no compensation is paid to the Distributor for the distribution services it provides to the Fund.

PURCHASE OF SHARES

Institutional Investors may acquire Shares of the Fund for their own account or as a record owner on behalf of fiduciary, agency, or custody accounts by placing orders with the Distributor. Purchases may be made on any Business Day of the Fund at the net asset value per Share (see 'Valuation of Shares') next determined after receipt by the Fund of an order to purchase shares.

An order received before the valuation time on any Business Day will be executed on the date of receipt at the net asset value determined as of the valuation time on such date so long as Federal funds are transmitted or delivered to the Custodian by close of business on the same day the order is placed. An order received after the valuation time on any Business Day will be executed on the next Business Day of the Fund at the net asset value determined on such date.

Funds should be wired to CORESTATES PHIL, Philadelphia, PA ABA #031000011, for credit to COREFUNDS-A/C #0169-0541. The wire instructions must also include the investor's account number. Before wiring any funds, however, an investor must call SEI Financial Management Corporation at 1-800-355-CORE in order to confirm the wire instructions for the transfer agent, State Street Bank and Trust Company (the 'Transfer Agent'). An order to purchase shares by Federal funds wire will be deemed to have been received by the Fund on the Business Day of the wire, provided that investors notify SEI Financial Management Corporation by 10:30 a.m. (Eastern time) of their intentions to wire money.

The minimum investment amount is $1 million for the initial purchase of Shares by an investor which amount may be waived at the discretion of the Distributor. There is no minimum for subsequent investments.

The Fund reserves the right to reject any order for the purchase of its Shares in whole or in part.

Every shareholder of record will receive a confirmation of each new Share transaction with the fund, which will also show the total number of Shares being held in safekeeping by the Transfer Agent for the account of the shareholder. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares of the Fund will not be issued.

Beneficial ownership of Shares held of record by Institutional Investors on behalf of their Customers will be recorded by the institutions and reflected in the regular account statements provided by them to their Customers.

10

REDEMPTION OF SHARES

Shares may ordinarily be redeemed in accordance with the procedures described below.

With respect to Shares held by Institutional Investors on behalf of their Customer Accounts, all or part of the Shares beneficially owned by a Customer may be redeemed in accordance with instructions and limitations pertaining to their Account at the institution.

Shareholders who desire to redeem Shares of the Fund must place their redemption orders with SEI Financial Management Corporation for the Transfer Agent prior to 12:00 noon (Eastern time) on any Business Day. Payment will be made the same day after proper receipt by the Transfer Agent by transfer of Federal funds. The execution of redemption orders at net asset value by the Transfer Agent will be delayed for the period of time that the redemption order is in transit from SEI Financial Management Corporation. Otherwise, the redemption order will be effective the next Business Day.

The Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, a shareholder may incur brokerage costs in converting such securities to cash.

DIVIDENDS AND TAXES

DIVIDENDS

The net investment income of the Fund is declared daily as a dividend to its shareholders. Capital gains distributions, if any, will be made at least annually. Shares begin earning dividends on the day on which the purchase order for the Shares is executed and continue to earn dividends through, and including, the day before the redemption order for the Shares is executed. Dividends are distributable monthly on the first business day of each month in the form of additional Shares of the Fund, or, if specifically requested (in writing) by the shareholder to SEI Financial Management Corporation prior to the distribution date, in cash. Dividends are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account with the Fund.

TAXES

The Fund intends to qualify as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code'). This requires, among other things, that the Fund distribute dividends each year equal to at least the aggregate of (i) 90% of its tax-exempt interest income, net of certain deductions, and (ii) 90% of its investment company taxable income, if any. The Fund contemplates declaring as dividends 100% of its net income (both taxable and tax-exempt). The Fund also expects to qualify to pay exempt-interest dividends to its shareholders by satisfying the Code's requirements that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax. Tax-exempt interest dividends may generally be treated by the Fund's shareholders as items of income excludible from their gross income under the Code unless, under the circumstances applicable to the particular shareholder, exclusion would be disallowed. Exempt-interest dividends may also have certain federal income tax consequences, including Alternative Minimum Tax consequences. The Fund does not expect to realize any net long-term capital gains and, therefore, does not foresee paying any 'capital gain dividends' as described in the Code.

To the extent, if any, dividends paid to shareholders are derived from taxable income (for example, from interest earned on Temporary Investments in non-tax-exempt securities), or from long-term or short-term capital gains, such dividends (whether paid in cash or in the form of additional, reinvested Shares) will not be exempt from federal income tax. In addition, except as noted below, tax-exempt interest dividends and other distributions paid by the Fund may be taxable to investors as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. However, in the opinion of counsel, the Fund's Shares are exempt from current Pennsylvania Personal Property Taxes.

11

In addition, the sale or redemption of shares of a mutual fund is a taxable event to the selling or redeeming shareholder. Gains or losses (if any) may be realized from an ordinary redemption of Shares, as described herein, or on a telephone exchange among CoreFunds portfolios.

BACK-UP WITHHOLDING

Generally, the Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations and in certain other circumstances. Shareholders who are not otherwise subject to back-up withholding may avoid this withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to back-up withholding.

IN GENERAL

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders. No attempt has been made to present a detailed explanation of the Federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. The foregoing summary is based on current tax laws and regulations which may be changed by legislative, judicial or administrative action.

Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year. See the Statement of Additional Information for further information regarding taxes.

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their addresses, principal occupations during the past five years, and other affiliations are as follows:

ERIN ANDERSON--Director--INSEAD, Boulevard de Constance, 77305 Fountainebleau Cedex, France. Professor of Marketing, INSEAD, Fountainebleau, France, since 1994. Associate Professor of Marketing, The Wharton School of the University of Pennsylvania, prior to 1994.

EMIL J. MIKITY--Director--302 Country Club Drive, Wilmington, DE 19803. Retired; Senior Vice President Investments, Atochem North America, 1979-89.

GEORGE H. STRONG--Director--946 Navesink Road, Locust, NJ 07760. Financial Consultant since 1985; Director & Senior Vice President, Universal Health Services, Inc., 1979-1984.

DAVID G. LEE--President--Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor since 1991. President, GW Sierra Trust Funds prior to 1991.

CARMEN V. ROMEO--Treasurer, Assistant Secretary--Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI. Director and Treasurer of the Administrator and Distributor since 1981.

JAMES W. JENNINGS (1)--Secretary--2000 One Logan Square, Philadelphia, PA 19103. Partner of the Law firm of Morgan, Lewis & Bockius LLP, since 1970.

KEVIN P. ROBINS--Vice President, Assistant Secretary--Senior Vice President and General Counsel of SEI and the Distributor since 1994. Vice President and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP prior to 1992.

SANDRA K. ORLOW--Vice President, Assistant Secretary--Vice President and Assistant Secretary of the Administrator and Distributor since 1983.

ROBERT B. CARROLL--Vice President, Assistant Secretary--Vice President and Assistant Secretary
------------------
(1) Mr. Jennings is an 'interested person' of the Company as defined in the Investment Company Act.

12

of the Administrator and Distributor since 1994. United States Securities and Exchange Commission, Division of Investment Management, 1990-1994.

Associate, McGuire, Woods, Brattle & Boothe (law firm) prior to 1990.

KATHRYN L. STANTON--Vice President, Assistant Secretary--Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP, 1989-1994.


RICHARD J. SHOCH--Vice President and Assistant Secretary--Mr. Shoch has been Vice President and Assistant Secretary of SEI Corporation since November 1995. From 1990 to June 1995, Mr. Shoch was Regulatory Manager of SEI Corporation.



TODD CIPPERMAN--Vice President and Assistant Secretary--Mr. Cipperman has been Vice President and Assistant Secretary of SEI Corporation since November 1995. From 1994 to May 1995, Mr. Cipperman was an Associate with Dewey Ballentine. Prior to 1994, Mr. Cipperman was an Associate with Winston & Strawn.



JOSEPH M. LYDON--Vice President--Mr. Lydon has been Vice President, Director of Business Administration--Fund Resources, a division of SEI Corporation since November 1995. From 1989 to April 1995, Mr. Lydon was Vice President of Fund Group. Vice President of the Advisor--Dreman Value Management, L.P. and President of Dreman Financial Services, Inc.


STEPHEN G. MEYER--Controller--CPA--1995 to Present. Director--Internal Audit and Risk Management--SEI--1992 to 1995. Coopers & Lybrand, Senior Associate--1990 to 1992. Vanguard Group of Investments, Internal Audit Supervisor-- Prior to 1990.

INVESTMENT ADVISER

1. ADVISORY AGREEMENT

Investment advisory services are currently provided to the Fund by CoreStates Advisers pursuant to an Investment Advisory Agreement dated March 25, 1991 (the 'Investment Advisory Agreement'), between the Fund and CoreStates Advisers.

CoreStates Advisers is a wholly-owned subsidiary of CoreStates Bank, itself a wholly-owned subsidiary of CoreStates Financial Corp ('CoreStates Corp'). CoreStates Corp, based in Philadelphia, Pennsylvania, is one of the 30 largest bank holding companies in the United States, and leads the region in investing corporate cash. CoreStates Corp currently has over $29 billion in assets and discretionary management over $22 billion in customer accounts through a variety of banking activities at over 355 domestic and foreign locations. CoreStates Corp's leading subsidiary, CoreStates Bank, currently ranks thirty-second in the management of discretionary trust assets.

CoreStates Advisers is an adviser registered under the Investment Advisers Act of 1940. It performs most investment management and advisory functions for the trust departments of CoreStates Corp's banking subsidiaries, related investment advisory, research, trading, and fund management functions, and also provides similar services to customers unrelated to CoreStates Corp. CoreStates Advisers currently manages discretionary and non-discretionary client security portfolios with a total aggregate market value of over $10 billion, for individuals, corporations, institutions, and municipalities. CoreStates Advisers has extensive mutual fund experience in the management of money market, tax-free, fixed-income, equity, and international investments. CoreStates Advisers principal offices are located at 1500 Market Street, P.O. Box 7558, Philadelphia, PA 19102.


In October 1995, CoreStates Corp announced its intention to acquire Meridian Bancorp. Pursuant to this proposed acquisition, CoreFunds has entered into an agreement with Conestoga Funds (Meridian's mutual fund family) for the purpose of acquiring the Conestoga Fund portfolios for addition to the CoreFunds family of mutual funds. CoreStates Corp is expected to have total assets of approximately $45 billion after the proposed acquisition with discretionary
management over $   billion in customer accounts. CoreStates Advisers is
expected to have over $22 billion in assets under management with over $3.7 billion consisting of the combined CoreFunds accounts after the acquisition. As a result of the proposed acquisition by CoreStates Corp, a 'change of control' of CoreStates Advisers will occur as defined in the

13


1940 Act, and therefore, shareholders of the Funds will be asked to approve new advisory agreements with CoreStates Advisers as well as sub-advisory agreements with all existing sub-advisers to the Funds.


As Investment Adviser, CoreStates Advisers manages the Fund's investment portfolio, makes decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities, and maintains certain records relating to such purchases and sales. CoreStates Advisers pays all expenses incurred by it in connection with its investment advisory activities, other than the cost of securities (including any brokerage commissions) purchased for the Fund and the cost of obtaining market quotations for portfolio securities held by the Fund.

2. ADVISORY FEE

For the services provided and expenses assumed as the Fund's Investment Adviser, CoreStates Advisers is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of .50% on the Fund's average net assets. CoreStates Advisers may, from time to time and at its discretion, voluntarily waive all or a portion of its investment advisory fees in order to assist the Fund in maintaining a competitive expense ratio.

For the fiscal year ended June 30, 1995, CoreStates Advisers waived its entire investment advisory fee.

3. PORTFOLIO MANAGER

Folu Abiona, Senior Investment Officer, is portfolio manager of the Fund. Ms. Abiona is also portfolio manager of the Tax-Free Reserve portfolio. She joined CoreStates in 1985 and became fixed income portfolio manager in 1990. Prior to that, she was mutual fund administrator with CoreStates' Institutional Custody Division. Ms. Abiona holds an M.B.A. from Temple University and a B.Sc. from University of Ife, Nigeria.

ADMINISTRATOR

1. ADMINISTRATION AGREEMENT

SEI Financial Management Corporation acts as the Fund's Administrator pursuant to an Administration Agreement dated October 30, 1992 (the 'Administration Agreement'). State Street Bank and Trust Company located at 225 Franklin Street, Boston, MA 02110, serves as the Fund's transfer agent and dividend paying agent.

The Administrator generally assists in the Fund's administration and operations. See 'Administrator' in the Statement of Additional Information for a list of the Administrator's specific services.

2. ADMINISTRATIVE FEES

For its administrative services, the Administrator is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of .25% on the Fund's average net assets. For the fiscal year ended June 30, 1995, the Administrator was entitled to a fee from the Fund, computed daily and paid monthly, at the annual rate of .25% of the Fund's average net assets.

For the fiscal year ended June 30, 1995, the Fund paid the Administrator administrative fees totalling .11% of its average daily net assets after fee waivers.

EXPENSES

The Fund's expenses are accrued daily and are deducted from total income before dividends are paid. Except as noted herein and in the Statement of Additional Information, the Fund's service contractors bear all expenses incurred in connection with the performance of their services on behalf of the Fund. Similarly, the Fund bears the expenses incurred in its operations.

GLASS-STEAGALL ACT

CoreStates Corp and its banking subsidiaries are permitted to perform the services contemplated by the Investment Advisory Agreement and to engage in certain activities in connection with the investment of their Customer Accounts in Fund Shares without violating the federal banking law commonly referred to as the Glass-Steagall Act, or other applicable

14

banking laws or regulations. Future changes to any of these laws or regulations or administrative or judicial interpretations of such laws or regulations, however, could prevent or restrict CoreStates Corp (and its banking subsidiaries) from performing such services. If CoreStates Advisers was thereby prohibited from serving as Investment Adviser to the Fund, the Fund's Board of Directors would promptly seek to retain another qualified investment adviser for the Fund.

In addition, certain states securities laws may require banks and other Institutional Investors purchasing Shares on behalf of their Customers in such states to register as dealers pursuant to state law.

DESCRIPTION OF SHARES


CoreFunds has set up the following twenty-three portfolios: Growth Equity, Equity, Special Equity, Equity Index, International Growth, Balanced, Short Intermediate Bond, Bond, Short-Term Income, Government Income, Intermediate Municipal Bond, Pennsylvania Municipal Bond, New Jersey Municipal Bond, Global Bond, Cash Reserve, Treasury Reserve, Tax-Free Reserve, Fiduciary Reserve, Fiduciary Treasury Reserve, Fiduciary Tax-Free Reserve, CoreFund Elite Cash Reserve, CoreFund Elite Government Reserve and CoreFund Elite Treasury Reserve. CoreFunds offers two classes of each portfolio except for Equity Index Fund, CoreFund Elite Cash Reserve, CoreFund Elite Government Reserve, CoreFund Elite Treasury Reserve, Fiduciary Reserve, Fiduciary Tax-Free Reserve, and Fiduciary Treasury Reserve. CoreFunds may in the future create one or more additional portfolios, or one or more classes of shares within a portfolio. Class Y Shares -- Institutional, Classes A and C Shares -- Individual and shares of CoreFund Elite Cash Reserve, CoreFund Elite Government Reserve, CoreFund Elite Treasury Reserve, Fiduciary Reserve, Fiduciary Treasury Reserve, and Fiduciary Tax-Free Reserve, are offered in separate prospectuses. This prospectus solely relates to Class Y Shares of Fiduciary Tax-Free Reserve.



Class A Shares differ from Class Y Shares in that Class A Shares are subject to a sales load and distribution and transfer agent expenses for certain additional shareholder services they receive. Class C Shares also differ from Class Y Shares in that Class C Shares are subject to distribution and transfer agent expense for certain additional shareholder services, but unlike Class A Shares, are not subject to a sales load. Classes A and C Shares also have voting rights which Class Y Shares do not, in connection with the Distribution Plan affecting Class A and C Shares. In addition, the distribution and transfer agent expenses charged Class A and C Shares result in Class A and C Shares having different dividends and performance results from Class Y Shares. In addition, the minimum initial investment for Class Y Shares is substantially higher than that required for Class A or Class C Shares.



THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO SUCH SHARES. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING OTHER COREFUNDS PORTFOLIOS MAY OBTAIN PROSPECTUSES DESCRIBING SUCH PORTFOLIOS BY CONTACTING THE DISTRIBUTOR AT 1-800-355-CORE. Prior to the date of this Prospectus, all Class A Shares were known as Series B -- Individual for all portfolios other than the Money Market Funds; Class C Shares were known as Series B -- Individual for the Money Market Funds; and Class Y Shares were known as Series A -- Institutional. CoreFunds has changed their designation to conform to the standard designations suggested by the Investment Company Institute.



Except for differences between classes of some of CoreFunds' portfolios pertaining to distribution costs, incremental transfer agency fees and any other incremental expenses identified that should be properly allocated to a class, each share in each Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Directors.



CoreFunds' shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate

15


and not by portfolio or class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. See the Statement of Additional Information under 'Description of Shares' for examples where the Investment Company Act requires voting by portfolio or class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate number of shares of all of the Funds may elect all of the directors if they choose to do so and, in such event, the holders of the remaining shares would not be able to elect any person or persons to the Board of Directors.



As used in this Prospectus, a 'vote of a majority of the outstanding shares' of a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of a Fund, or (b) at least 67% of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy.


GENERAL INFORMATION

In accordance with the Maryland General Corporation Law, the Company is not required to hold annual meetings of Shareholders unless the Investment Company Act requires the Shareholders to elect members of the Board of Directors. However, a meeting of Shareholders may be called for any purpose upon the written request of the holders of at least 10% of the outstanding Shares of the Company, or of a Fund with respect to matters affecting only such Fund.

As used in this Prospectus, 'assets belonging to the Fund' means the consideration received by the Company upon the issuance or sale of Shares in the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to the Fund or the Company's other portfolios. Assets belonging to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of the Company allocated in proportion to the relative asset values of each of the Company's portfolios at the time the expense or liability is incurred. The management of the Company makes determinations with respect to the Fund as to liabilities when they are incurred and as to assets when they are acquired. Such determinations are reviewed and approved annually by the Company's Board of Directors and are conclusive.

/X/
COREFUND

FIDUCIARY
TAX-FREE
RESERVE
(COREFUNDS, INC.)

680 East Swedesford Road
Wayne, PA 19087

NEW INVESTOR INFORMATION
1-800-355-CORE

SHAREHOLDER SERVICES
1-800-323-3851

         INVESTMENT ADVISER
         CoreStates Investment Advisers, Inc.
         Philadelphia, PA 19101


         ADMINISTRATOR/TRANSFER AGENT
         SEI Financial Management Corporation
         680 East Swedesford Road
         Wayne, PA 19087


         DISTRIBUTOR
         SEI Financial Services Company
         Wayne, PA 19087

         LEGAL COUNSEL
         Morgan, Lewis & Bockius LLP
         Philadelphia, PA 19103

         AUDITORS
         Ernst & Young LLP
         Philadelphia, PA 19103

         CONTENTS
         Introduction . . .  2
         Fund Expenses . . .  2
         Financial Highlights . . .  4
         Performance Information . . .  5
         Investment Objective and Policies . . .  5
         Investment Restrictions . . .  8
         Valuation of Shares . . .  8
         How to Purchase and Redeem Shares . . .  9
         Dividends and Taxes . . .  10
         Management of the Fund . . .  11
         Description of Shares . . .  13

         General Information . . .  15



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR THE FUND'S STATEMENT OF ADDITIONAL INFORMATION MARCH 18, 1996 INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

COR-F-054-01
                           /X/
                           COREFUND

                           FIDUCIARY
                           TAX-FREE
                           RESERVE
                           (COREFUNDS, INC.)

PROSPECTUS

March 18, 1996

                           Investment Adviser


                           CORESTATES

                           CORESTATES
                           INVESTMENT ADVISERS

                                COREFUNDS, INC.
                      Statement of Additional Information

                             Dated March 18, 1996

                               TABLE OF CONTENTS


THE COMPANY................................................................  B-2
ADDITIONAL INVESTMENT POLICIES.............................................  B-3
ADDITIONAL INVESTMENT RESTRICTIONS......................................... B-22
TEMPORARY INVESTMENTS...................................................... B-27
SPECIAL CONSIDERATIONS..................................................... B-29
NET ASSET VALUE............................................................ B-31
DIVIDENDS.................................................................. B-32
TOTAL RETURN............................................................... B-33
YIELDS   .................................................................. B-35
ADDITIONAL INFORMATION CONCERNING TAXES.................................... B-36
DESCRIPTION OF SHARES...................................................... B-39
DIRECTORS AND OFFICERS..................................................... B-42
PRINCIPAL HOLDERS OF SECURITIES............................................ B-44
INVESTMENT ADVISER......................................................... B-54
SUB-ADVISERS............................................................... B-56
PORTFOLIO TRANSACTIONS..................................................... B-58
ADMINISTRATOR.............................................................. B-60
DISTRIBUTOR................................................................ B-62
CUSTODIAN AND TRANSFER AGENT............................................... B-63
EXPENSES .................................................................. B-64
LEGAL COUNSEL.............................................................. B-64
MISCELLANEOUS.............................................................. B-64
APPENDIX .................................................................. B-66
FINANCIAL STATEMENTS....................................................... FS-1

         This Statement of Additional Information is meant to be read in conjunction with the applicable Prospectuses for the portfolios offered by CoreFunds, Inc. dated March 18, 1996 and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of any portfolio should be made solely upon the information contained herein. Copies of the Prospectuses for the portfolios may be obtained by writing CoreFunds, Inc. at 680 East Swedesford Road, Wayne, Pennsylvania 19087, or by telephoning 1-800-355-CORE.


COR-F-032-03

                                  THE COMPANY


         CoreFunds, Inc. (the "Company") is an open-end management investment company presently offering shares in twenty-three diversified and non-diversified portfolios (the "Fund" or "Funds"). Although Shares in the Elite Cash Reserve, Elite Government Reserve and Elite Treasury Reserve portfolios ("Elite Funds") are not currently being offered, the Company expects to introduce these Elite Funds in the future. The Company is authorized to offer separate series of shares of beneficial interest (the "Shares") of each Fund. Shareholders may purchase Shares through three separate classes, Class Y, Class A, Class C, which provide for variations in distribution costs, transfer agent fees, voting rights, and dividends. Except for these differences between Class Y, Class A and Class C Shares, each Share of each Fund represents an equal proportionate interest in that Fund.
See "Description of Shares."


The Funds

         The information disclosed herein relates to all of the Funds, and all of the Classes of Shares of the Funds, unless otherwise noted. Sections that are particular to a certain Fund will be so referenced, or the Funds may be grouped according to types of investment, as illustrated below.

         Equity Funds:                         Taxable Money Market Funds:

         - Growth Equity Fund                      - Cash Reserve
         - Equity Fund                             - Treasury Reserve
         - Equity Index Fund                       - Elite Cash Reserve
         - International Growth Fund               - Elite Government Reserve
         - Balanced Fund                           - Elite Treasury Reserve
         - Special Equity Fund                     - Fiduciary Reserve
                                                   - Fiduciary Treasury Reserve

         Fixed Income Funds:                   Tax-Exempt Money Market Funds:

          - Short Intermediate Bond Fund           - Tax-Free Reserve
          - Bond Fund                              - Fiduciary Tax-Free Reserve
          - Short-Term Income Fund
          - Government Income Fund
          - Intermediate Municipal Bond Fund
          - Pennsylvania Municipal Bond Fund
          - New Jersey Municipal Bond Fund
          - Global Bond Fund


Sale of Shares


         Class Y Shares in the Funds are sold primarily to various types of institutional investors, which may include CoreStates Bank, N.A. and its affiliates and corresponding banks, for the investment of their own funds or funds for which they serve in a fiduciary, agency, or custodial capacity.

         Class A and Class C Shares in the Funds are offered to the general public as well as to various types of institutional investors, which may include CoreStates Bank, N.A. and its affiliates and corresponding banks, for the investment of their own funds or funds for which they serve in a fiduciary, agency, or custodial capacity. Investors may also include shareholders of other investment companies which are advised by a Fund's adviser or sub-adviser, and whose assets a Fund acquires in a tax-free reorganization, who propose to become shareholders of the Fund as a result of such reorganization.

                        ADDITIONAL INVESTMENT POLICIES

In General

         The following policies supplement the investment objectives and policies described in the Prospectuses for the Funds set forth below.

                       - Tax-Exempt Money Market Funds -
                     - Intermediate Municipal Bond Fund -
                     - Pennsylvania Municipal Bond Fund -
                      - New Jersey Municipal Bond Fund -

Municipal Securities

         Municipal securities include debt obligations issued by or on behalf of governmental entities or public authorities to obtain funds for various purposes, including the construction of a wide range of public and privately-operated facilities; the refunding of outstanding obligations; the payment of general operating expenses; and the extension of loans to public institutions and facilities.

         There are, of course, variations in the quality of municipal securities both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") described in the Prospectuses and the "Appendix" to this Statement of Additional Information represent their opinions as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. As Investment Adviser, CoreStates Investment Advisers, Inc. ("CoreStates Advisers") will consider such an event in determining whether a Fund should continue to hold the obligation.

         The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations to make payments on its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal securities may be materially adversely affected by litigation or other conditions. For purposes of the investment limitations described in this Statement of Additional Information and the Prospectuses, the District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is considered to be an "issuer." Further, the non-governmental user of facilities financed by industrial development bonds is considered to be an "issuer." With respect to those municipal securities that are supported by a bank guarantee or other credit facility, the bank or other institution (or governmental agency) providing the guarantee or credit facility may also be considered to be an "issuer" in connection with the guarantee or facility.

         Among other types of municipal securities, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, these Funds may invest in other types of tax-exempt instruments such as municipal bonds, industrial development bonds and pollution control bonds, provided (for the Tax-Exempt Money Market Funds) they have remaining maturities of 397 days or less at the time of purchase.

Special Risk Factors - Pennsylvania Municipal Securities

         The following information as to certain Pennsylvania risk factors has been provided in view of the policy of concentrating in Pennsylvania Municipal Securities by the Pennsylvania Municipal Bond Fund. This information constitutes only a brief summary, does not purport to be a complete description of Pennsylvania risk factors and is principally drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania that have come to the attention of the Pennsylvania Municipal Bond Fund and were available as of the date of this Statement of Additional Information. The Fund has not independently verified any of this information but is not aware of any fact which would render such information inaccurate.

         General. Pennsylvania has historically been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-fourth of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         In 1994, the population of Pennsylvania was 12.09 million people. According to the U.S. Bureau of the Census, Pennsylvania experienced a slight increase from the 1985 estimate of $11.77 million. Pennsylvania has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 85% of the 1990 census population residing in metropolitan statistical areas. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise approximately 50% of the Commonwealth's total population.

         Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth caused the rate to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1 percent in 1993. Seasonally adjusted data for March 1995, the most recent month for which data is available, shows an unemployment rate of 6.0% compared to an unemployment rate of 5.5% for the United States as a whole.

         Financial Accounting. Pennsylvania utilizes the fund method of accounting and over 150 funds have been established for the purpose of recording receipts and disbursements, of which the General Fund is the largest. Most of the operating and administrative expenses are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles (except one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities) and all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards and/or commissions. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. The General Fund, all special revenue funds, the Debt Service Funds and the Capital Project Funds combine to form the Governmental Fund Types.

         Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the

Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

         Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). Since 1984, the Commonwealth has also prepared financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

         The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.


         Revenues and Expenditures. Pennsylvania's Governmental Fund Types receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of the receipts of these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the 6% sales and use tax (33.7% of General Fund revenues in fiscal 1994), the 2.8% personal income tax (32.0% of General Fund revenues in fiscal 1994) and the 10.99% corporate net income tax (10.2% of General Fund revenues in fiscal 1994). Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated to highway purposes and are deposited into the Motor License Fund. The major sources of revenue for the Motor License Fund include the liquid fuels tax, the oil company franchise tax, aviation taxes and revenues from fees levied on heavy trucks. These revenues are restricted to the repair and construction of highway bridges and aviation programs. Lottery ticket sales revenues are deposited in the State Lottery Fund and are reserved by statute for programs to benefit senior citizens.

         Pennsylvania's major expenditures include funding for education ($6.4 billion of fiscal 1994 expenditures, the projected $6.7 billion of the fiscal 1995 budget and the proposed $6.9 billion of the fiscal 1996 budget) and public health and human services ($11.7 billion of fiscal 1994 expenditures, the projected $12.8 billion of the fiscal 1995 budget and the proposed decreases of the fiscal 1996 $12.3 billion budget).

         Governmental Fund Types: Financial Condition/Results of Operations (GAAP Basis). Reduced revenue growth and increased expenses contributed to negative unreserved-undesignated fund balances of the Governmental Fund Types at the end of the 1990 and 1991 fiscal years, largely due to operating deficits in the General Fund and State Lottery Fund during those years. Actions taken during fiscal 1992 to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesignated fund deficit for combined Governmental Fund Types and a return to a positive fund balance. Financial performance continued to improve during fiscal 1994 resulting in a positive unreserved-undesignated balance for combined governmental types at June 30, 1994, as a result of a $289.2 million in the balance. These gains were produced by continued efforts to control expenditure growth. At the end of fiscal 1994, the total fund balance and other credits for the total Governmental Fund Types was $1,981.9 million, a $22 million increase from the balance at June 30, 1994. During fiscal 1994, total assets increased by $1,424.9 million to $8,521.3 million, while liabilities increased $655.6 million to $5,792.1 million.

         General Fund: Financial Condition/Results of Operations.

         Five Year Overview (GAAP Basis). The five year period from fiscal 1990 through fiscal 1994 was marked by public health and welfare costs growing at a rate double the growth rate for all the state expenditures. Rising caseloads, increased utilization of services and rising prices joined to produce the rapid rise of public health and welfare costs at a time when a national recession caused tax revenues to stagnate and even decline. During the period from fiscal 1990 through fiscal 1994, public health and welfare costs rose by an average annual rate of 9.4% while tax revenues were growing at an average annual rate of 5.8%. Consequently, spending on other budget programs was restrained to a growth rate below 4.7% and sources of revenues other than taxes became larger components of fund revenues. Among those sources are transfers from other funds and hospital and nursing home pooling of contributions to use as federal matching funds.

         Tax revenues declined in fiscal 1991 as a result of the recession in the economy. A $2.7 billion tax increase enacted for fiscal 1992 brought financial stability to the General Fund. That tax increase included several taxes with retroactive effective dates which generated some one-time revenues during fiscal 1992. The absence of those revenues in fiscal 1993 contributed to the decline in tax revenues shown for fiscal 1993. Fiscal 1994 tax revenues increased by 4.1%, but a decline in other revenues caused by the end of medical assistance pooled financing in fiscal 1993 held total revenues to a 1.8% gain. Expenditure for fiscal 1994 rose by 4.3%.

         During fiscal 1992 enactment of over $2.7 billion in General Fund tax increases and implementation of expenditure control initiatives have helped the General Fund balance return to a surplus at June 30, 1992, of $87.5 million. The actions taken to increase revenues and restrain expenditure growth were necessary to offset the effects on General Fund finances of a period of slow economic growth including a national economic recession. The recession caused tax revenues during fiscal 1991 to be below the amount received during fiscal 1990 while spending, particularly for public health and welfare programs to support needy individuals, increased by over 21%. Public health and welfare expenditures continued their rapid increase with a 23.9% increase during fiscal 1992 as caseloads and costs continued upward. Some of these increased costs were met through the use of pooled financing techniques that use private contributions and intergovernmental transfers to substitute for state funds match for federal governmental grants-in-aid. Debt service expenditures escalated as the amount of tax anticipation note borrowing increased in response to the fiscal pressures brought about by slow economic growth and the recession.

         Fiscal 1992 Financial Results (GAAP Basis). During fiscal 1992, the General Fund recorded a $1.1 billion operating surplus. This operating surplus was achieved through legislated tax rate increases and tax base broadening measures enacted in August 1991, and by controlling expenditures through numerous cost reduction measures implemented during the fiscal year. As a result of the operating surplus, the General Fund balance increased to $87.5 million at June 30, 1992.

         Fiscal 1993 Financial Results (GAAP Basis). The fund balance of the General Fund increased by $611.4 million during the fiscal year, led by an increase in the unreserved balance of $576.8 million over the prior fiscal year balance. At June 30, 1993, the fund balance totaled $698.9 million and the unreserved-undesignated balance totaled $64.4 million.

         Fiscal 1994 Budget (GAAP Basis). The fund balance of the General Fund increased by $194.0 million due largely to an increased reserve for encumbrances and an increase in other designated funds. At June 30, 1994, the fund balance totalled $892.9 million and the unreserved-undesignated balance totaled $79.1 million. A continuing recovery of the Commonwealth's financial condition from the effects of the national economic recession of 1990 and 1991 is demonstrated by this increase in the balance and a return to a positive unreserved-undesignated balance. For the third consecutive fiscal year the increase in the unreserved-undesignated balance exceeded the increase recorded in the budgetary basis unappropriated surplus during the fiscal year.

         Fiscal 1995 Budget (Budgetary Basis). The approved fiscal 1995 budget provides for $15,665.7 million appropriations from commonwealth funds, an increase of 4.0 percent over appropriations, including supplemental appropriations, for fiscal 1994. Medical assistance expenditures represent the largest single increase in the budget ($221 million) representing a nine percent increase over the prior fiscal year. The budget includes a reform of the state-funded public assistance program that added certain categories of eligibility to the program but also limited the availability of such assistance to other eligible persons. Education subsidies to local school districts were increased by $132.2 million to continue the increased funding for the poorest school districts in the state.

         Several tax reductions were enacted with the fiscal 1995 budget. Estimated fiscal year revenues, net of the enacted tax cuts, were increased $296.5 million in the revised projection for fiscal 1994. The increase represents a 1.9 percentage point increase in the rate of growth anticipated for fiscal 1995 to 6.3 percent, excluding the effect of the fiscal 1995 tax reductions, and is largely due to actual and anticipated higher collections of the corporate net income tax, the sales and use tax and miscellaneous collections. For the March 1995 fiscal year-to-date official estimate used for enactment of the budget. Collections of corporation taxes are $195.8 million (7.3 percent) above the official estimate through March. The sales tax is also above estimate while the personal income tax is $30.2 million (0.9 percent) under the official estimate through March.


         After a review of the fiscal 1994 budget in January 1995, $64.9 million of additional appropriation needs were identified for the fiscal year. Of this amount, the largest are for medical assistance ($21.8 million) and general assistance cash grants ($10.3 million). The balance of the additional appropriation needs are for their public welfare programs, educational subsidiaries and office relocation costs due to a fire. The supplemental appropriations requested are proposed to be funded from appropriation lapses estimated to total $172 million for the fiscal year.


         Proposed Fiscal 1996 Budget: The proposed General Fund budget submitted by the Governor to the General Assembly on March 7, 1995, is balanced on a modified cash basis assuming the drawdowns of approximately $333.0 million of the projected $336.2 million year-end balance for fiscal 1994. Appropriations of commonwealth funds are proposed to be $16,094.9 million, a 2.3 percent increase over the estimated $15,730.6 million total current fiscal year appropriations and supplemental appropriations. The rate of increase is among the lowest rates of increase proposed over the last decade.

         A major contribution to the overall low rate of increase in appropriated commonwealth funds is the proposed 1.8 percent increase to medical assistance costs paid from this funds. In recent fiscal years such costs increased an average 14.4 percent per year. The Governor's budget proposes a number of cost reduction strategies for the medical assistance program that total $332 million and are responsible for the small costs increase in fiscal 1996.

         The revenue projections in the proposed budget are based on an expectation for economic growth in the nation to average 2.5 percent for the first half of 1995 gradually slowing to a 1.7 percent rate for 1996. The Commonwealth believes these rates of economic growth are conservative estimates based on forecasts it has reviewed. Fiscal 1996 commonwealth revenues are projected to increase 3.6 percent before deducting the estimated costs of the various tax reductions approved in July 1994. Revenues on a cash basis, that is net of those 1994 tax reductions and the proposed tax reductions for fiscal 1995, are estimated to increase by 1 percent over current estimates for the 1994 fiscal year.

         Tax changes proposed by the Governor for the fiscal 1995 budget are aimed at improving the competitiveness of the Commonwealth's corporate tax rates and are estimated to reduce commonwealth revenues for fiscal year 1995 by $214.8 million representing 1.3% of anticipated revenues. The largest part of this cost is from a proposed acceleration of the currently scheduled reduction of the corporate net income tax rate to 9.99 percent. The Governor's proposed budget is currently being reviewed in committee hearings in the General Assembly.

         Commonwealth Debt. Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

         General obligation debt totaled $5.076 million at June 30, 1994. Over the 10-year period ended June 30, 1994, total outstanding general obligation debt increased at an annual rate of 1.3% and for the five years ended June 30, 1994, at an annual rate of 1.5%. All outstanding general obligation bonds of the Commonwealth are rated AA- by Standard and Poor's Corporation, A1 by Moody's Investors Service, and AA- by Fitch Investors Service. The ratings reflect only the views of the rating agencies.

         Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes which must mature within the fiscal year of issuance. The principal amount issued, when added to that already outstanding, may not exceed in aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania issued a total of $600.0 million of tax anticipation notes for the account of the General Fund in fiscal 1995, all of which matured on June 30, 1995, and were paid from fiscal 1995 General Fund receipts.

         Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Currently, there are no bond anticipation notes outstanding.

         State-related Obligations. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations. The following agencies had debt currently outstanding as of December 31, 1994: Delaware River Joint Toll Bridge Commission ($56.3 million), Delaware River Port Authority ($233.9 million), Pennsylvania Economic Development Financing Authority ($659.9 million), Pennsylvania Energy Development Authority ($162.1 million), Pennsylvania Higher Education Assistance Agency ($1,283.8 million), Pennsylvania Higher Educational Facilities Authority ($1,965.8 million), Pennsylvania Industrial Development Authority ($357.3 million), Pennsylvania Infrastructure Investment Authority ($227.5 million), Pennsylvania Turnpike Commission ($1,252.6 million), Philadelphia Regional Port Authority ($63.9 million) and the State Public School Building Authority ($286.8 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2,060 million of revenue bonds and $240 million of notes outstanding as of December 31, 1994), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($1.64 million of the loan principal was outstanding as of December 31, 1994.) The budget as finally adopted by the legislation may or may not include the amounts requested by the Governor.

         Litigation. Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters: (a) approximately 3,500 suits are pending against the Commonwealth pursuant to the General Assembly's 1978 approval of a limited waiver of sovereign immunity which permits recovery of damages for any loss up to $250,000 per person and $1,000,000 per accident ($32.0 million appropriated from the Motor License Fund in fiscal 1994 has been decreased to $27.0 million for fiscal 1995; (b) the ACLU filed suit in April 1990 in federal court demanding additional funding for child welfare services (no available estimates of potential liability), which the Commonwealth then sought dismissal based on, among other things, the settlement in a similar Commonwealth court action that provided for more funding in fiscal 1991 as well as a commitment to pay to counties $30.0 million over 5 years (on April 12, 1993, the court dismissed all claims except for the constitutional claims of some of the plaintiffs and two Americans with Disabilities Act claims). The district court has since denied the ACLU's motion for class certification. The parties have stipulated to a judgment against the plaintiffs in order for plaintiffs to appeal the denial of class certification to the Third Circuit. In December of 1994, the Third Circuit reversed Judge Kelly's ruling, finding that he erred in refusing to certify the class. Consistent with the Third Circuit's ruling, the District Court recently certified the class, and the parties have resumed discovery; (c) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system was in conflict with the Pennsylvania Constitution but stayed judgment pending enactment by the legislature of funding consistent with the opinion (the legislature has yet to consider legislation implementing the judgment); (d) several banks have filed suit against the Commonwealth contesting the constitutionality of a 1989 law imposing a bank shares tax on banking institutions. Pursuant to a Settlement Agreement dated as of April 2, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues including interest. Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth settled with the intervening banks, referred to as "New Banks." As part of the settlement, the Commonwealth agreed neither to assesses nor attempt to recoup any new bank tax credits which had been granted or taken by any of the intervening banks; (e) in November 1990, the ACLU brought a class action suit on behalf of the inmates in thirteen Commonwealth correctional institutions challenging confinement conditions and including a variety of other allegations. On August 1, 1994, the parties submitted a proposed settlement agreement to the Court for its review. The Court held hearings on the proposed Settlement Agreement in December 1994. The Court approved the Settlement Agreement with a January 17, 1995 Memorandum. On February 3, 1995, the Commonwealth paid $1.3 million in attorney's fees to the plaintiffs' attorneys in accordance with the Agreement. The remaining $100,000 in attorneys' fees will be paid upon dismissal of the preliminary injunction relating to certain health issues. The parties are currently complying with monitoring provisions outlined in the Agreement. The monitoring phase will expire on January 6, 1998; (f) in 1991, a consortium of public interest law firms filed a class action suit alleging that the Commonwealth had failed to comply with the 1989 federal mandate with respect to certain services for Medicaid-eligible children under the age of 21. In July 1994, the Court denied the plaintiffs' request to proceed as a class action and dismissed five of the eighteen plaintiff organizations from the case. The parties have reached a tentative settlement agreement which they have submitted to the court for approval; (g) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending resolution of the state case and the state case is in the pre-trial discovery stage. The trial has not yet been scheduled. Following a status conference among counsel, Judge Pellegrini issued an Order, dated April 6, 1995, in which certain deadlines were established for exchange of information and depositions for expert witnesses. An additional status conference is scheduled for July 10, 1995 (no available estimate of potential liability); (h) The Pennsylvania Medical Society sued the Commonwealth for payment of the full Medicare co-pay and deductible for outpatient services to medical assistance clients who are also eligible for Medicare. The Commonwealth received a favorable decision in the United States District Court but the Pennsylvania Medical Society appealed the decision and won a reversal in the United States Third Circuit Court. After similarly unfavorable decisions by every other appellate court that addressed the issue, the Commonwealth implemented a new payment system effective January 23, 1995. Preliminary estimated costs to the Commonwealth are approximately $50 million per year; and (i) on November 11, 1993, the Commonwealth of Pennsylvania, Department of Transportation and Envirotest/Synterra Partners ("Envirotest"), a partnership, entered into a "Contract for Centralized Emissions Inspection Facilities." Thereafter, Envirotest acquired certain land and constructed approximately 85 automobile emissions inspection facilities throughout various regions of the Commonwealth. By Act of the General Assembly in October 1994 (Act No. 1994-95), the program was suspended and the Department of Transportation was prohibited from expending funds to implement the program. On April 12, 1995, Envirotest Systems Corporation, Envirotest Partners (successor to Envirotest/Synterra Partners) and the Commonwealth of Pennsylvania entered into a Standstill Agreement pursuant to which the parties will proceed to discuss the resolution of claims which Envirotest might have against the Commonwealth arising from the suspension of the emissions testing program. The Office of General Counsel believes it is premature at this time to estimate the nature and size of Envirotest's potential claim in this matter.

         Philadelphia. (For the fiscal year ending June 30, 1991, Philadelphia experienced a cumulative General Fund balance deficit of $153.5 million. The audit findings for the fiscal year ending June 30, 1992 place the cumulative General Fund balance deficit at $224.9 million.)

         Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council on January 3, 1992, and approved by the PICA Board and signed by the Mayor on January 8, 1992. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on May 2, 1994. The latest five year plan was presented to PICA by the Mayor on March 15, 1995 and PICA is scheduled to act on it at the authority's April 17, 1995 meeting.

         To date, PICA has issued $1,418,680,000 of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the Cumulative General Fund balance deficit as of June 30, 1992, of $224.9 million. The audited General Fund balance of the city as of June 30, 1994, showed a surplus of approximately $15.4 million, up from approximately $3 million as of June 30, 1993.

         No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expires on December 31, 1996.

Special Risk Factors - New Jersey Municipal Securities

         The following summary is based upon the most recent information available as of the date of this Statement of Additional Information.

         New Jersey Municipal Securities and Special Considerations Relating Thereto. The concentration of investments in New Jersey Municipal Securities by the New Jersey Municipal Bond Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of the State of New Jersey or its municipalities could adversely affect the value of this Fund and the securities held by it.

         The following information is based on official statements relating to securities offerings of the State of New Jersey (the "State") and various local agencies that have come to the Fund's attention and available as of the date of this Statement of Additional Information. The New Jersey Municipal Bond Fund has not independently verified any of the information contained in the official statement but is not aware of any fact which would render such information inaccurate.

         General. New Jersey is located at the center of the Middle Atlantic region which extends from Boston to Washington, and which includes almost one-fourth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's principal manufacturing industries produce chemicals and pharmaceuticals, electrical equipment and instruments, printing, machinery and food products. In addition, the State introduced legalized casino gambling into Atlantic City in the 1970's which has fostered employment and tourism in Atlantic City.

         New Jersey is the ninth largest state in population and the fifth smallest in land area. It is the most densely populated state in the United States with an average of 1,062 persons per square mile. New Jersey's population grew rapidly in the years following World War II, before slowing to an annual rate of .27% in the 1970's. Between 1980 and 1990, the annual growth rate was
 .49% and between 1990 and 1994 accelerated to .52%. While this rate of growth is less than that for the United States, it compares favorably with other Middle Atlantic States.

         After enjoying an extraordinary boom during the mid-1980's, New Jersey, as well as the rest of the Northeast, slipped into a slowdown well before the onset of the national recession, which began in July 1990. By the beginning of the national recession, construction activity had already been declining in New Jersey for nearly two years. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing.

         Reflecting the downturn, the rate of unemployment in the State rose from a peacetime low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.4% during 1992. The unemployment rate fell to 6.9% during the first quarter of 1995.

         Financial Accounting. The State utilizes the fund method of accounting. Accordingly, the State prepares separate statements for the General Fund, Special Revenue Funds, Debt Service Funds, Capital Project Funds, Trust and Agency Funds, Enterprise Funds, University Funds, General Fixed Asset Account Group and General Long-Term Debt Account Group.

         The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund.

         Special Revenue Funds are used to account for resources legally restricted to expenditure for specified purposes. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund, the Gubernatorial Elections Fund and the Property Tax Relief Fund. Other Special Revenue Funds have been created which are either reported ultimately in the General Fund or are created to hold revenues derived from private sources.

         Debt Service Funds are used to account for the accumulation of resources for, and the payment of, principal and redemption premium, if any, of, and interest on, general obligation bonds. Capital Project Funds are used to account for financial resources to be used for the acquisition or construction of major State capital facilities. Trust and Agency Funds are used to account for assets held in a trust capacity or as an agent for individuals, private organizations, other governments and/or other funds. The General Fixed Asset Account Group accounts for the State's fixed assets acquired or constructed for general governmental purposes. The General Long-Term Debt Account Group accounts for the unmatured general long-term liabilities of the State.

         Enterprise Funds account for operations where the intent of the State is that the cost of providing goods or services to the general public on a continuing basis be financed or recovered primarily through user charges, or where periodic measurement of the results of operations is appropriate for capital maintenance, public policy, management control or accountability. The College and University Funds account for the operations of Rutgers, the State University, the University of Medicine and Dentistry of New Jersey, the New Jersey Institute of Technology, and the nine State colleges including their foundations and associations, in accordance with existing authoritative accounting and reporting principles applicable to universities and hospitals.

         The State operates on a fiscal year beginning July 1 and ending June
30. The State Constitution provides that all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

         Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.

         Financial Results and Projections.

                  Revenues. Estimated receipts from State taxes and revenues are forecasts based on the best information available at the time of such forecasts. The principal taxes in New Jersey are the Sales and Use Tax, the Gross Income Tax, and the Corporation Business Tax. The fiscal year 1996 Appropriation Act forecasts Sales and Use Tax collections of $4,356 million, a 5.5% increase over receipts estimated for fiscal year 1995; Gross Income Tax collections of $4,580 million, a 9.0% increase over receipts estimated in the revised estimates for fiscal year 1995; and Corporation Business Tax collections of $1,145 million, a 8.6% increase over receipts estimated in the revised estimates for fiscal year 1995. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

                  Appropriations. The State appropriated approximately $14,737 million for fiscal year 1993 and $15,492 million for fiscal year 1994. Estimated appropriations for fiscal years 1995 and 1996 total $15,528 million and $15,995 million, respectively. Of the estimated $15,995 million appropriated in fiscal year 1995 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund, and the Gubernatorial Elections Fund, $6,423.5 million (40.2%) is appropriated for State aid to local governments, $3,708 million (23.2%) is appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a recipient is entitled to by law, or for the provision of services on behalf of the State), $5,179.6 million (32.4%) for direct State services, $466.3 million (2.9%) for debt service on State general obligation bonds and $443.9 million (2.9%) for capital construction.

                  Fund Balances. The undesignated Fund balances are available for appropriations in succeeding fiscal years. There have been positive Fund balances in the General Fund at the end of each year since the State Constitution was adopted in 1947. Total ending Fund balances for fiscal years 1992, 1993 and 1994 were $836.2 million, $1,149.6 million and $1,264.6 million, respectively. General Fund balances accounted for $1.4 million, and $760.8 million and $937.4 million of the total ending Fund balances in fiscal years 1992, 1993 and 1994, respectively. Total ending Fund balances are estimated to be $965.7 million for the fiscal year 1995, of which the General Fund balance is expected to account for $926.0 million. The estimates for fiscal year 1995 are preliminary and are subject to change upon completion of the State's year end audit. The estimates for Total and General Fund balances for the fiscal year ended 1995 are $549.3 million and $563 million, respectively. The estimates for fiscal 1996 reflect amounts contained in the Fiscal Year 1996 Appropriations Act and Supplemental Appropriations enacted through September 1, 1993. It should be noted that an adverse determination in certain litigation in which the State is a party would have a significant impact on fiscal 1995 and subsequent fiscal year fund balances (see "Litigation" section).

         Indebtedness of the State.

                  General Obligation Bonds. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and if provided, redemption premium payments, if any, required to fully pay the bonds. As of June 30, 1994, the outstanding general obligation bonded indebtedness of the State was approximately $3.65 billion. For fiscal 1996, $466.3 million has been appropriated for the debt service obligation on outstanding indebtedness.

                  Tax and Revenue Anticipation Notes. In fiscal year 1992 the State initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. There are presently no tax and revenue anticipation notes outstanding. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. These notes constitute special obligations of the State payable solely from moneys on deposit in the General Fund and Property Tax Relief Fund and legally available for such payment.

         State Related Obligations.

                  Lease Financing. The State has entered into a number of leases relating to the financing of certain real property and equipment. Lease financing obligations outstanding as of December 31, 1992 totalled $804.8 million.

                  State Supported School and County College Bonds. Legislation provides for future appropriations for State aid to local school districts equal to debt service on a maximum principal amount of $280.0 million of bonds issued by such local school districts for construction and renovation of school facilities and for State aid to counties equal to debt service on up to $80.0 million of bonds issued by counties for construction of county college facilities. The State Legislature is not legally bound to make such future appropriations, but has done so to date on all outstanding obligations issued under these laws. As of December 31, 1993, the maximum amount of $280.0 million of school district bonds has been approved for State support. Bonds or notes in the amount of $274.1 million have been issued by local school districts, of which $211.2 million have been retired and $62.8 million are still outstanding. As of June 30, 1993, $81.9 million of county college bonds or notes have been authorized or issued, of which $42.0 million have been retired.

                  Moral Obligation Financing. The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible

State entities. The State provides the South Jersey Port Corporation with funds to cover all debt service and property tax requirements to the extent earned revenues are anticipated to be insufficient to cover these obligations. All other entities with moral obligation bonds are expected to generate revenues sufficient to cover debt service requirements thereon. As of June 30, 1994, outstanding moral obligation indebtedness totalled $737.9 million, with an approximate maximum annual debt service requirement of $68.2 million.


                  New Jersey Transportation Trust Fund Authority. In July 1984, the State created the New Jersey Transportation Trust Authority (the "Authority"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the Act, the Authority, the State Treasurer and the Commissioner of Transportation executed a contract (the "Contract") which provides for the payment of these revenues to the Authority. The payment of all such amounts is subject to and dependent upon appropriations being made by the State Legislature and there is no requirement that the Legislature make such appropriations.

                  Pursuant to the Act, the aggregate principal amount of the Authority's bonds, notes or other obligations outstanding at any one time may not exceed $1.7 billion. This amount is reduced by certain payments to the Authority by the State in excess of the contract amount. Since January 1985, the Authority has issued $1.223 billion in bonds. Of these, $1,222.3 million were outstanding on June 30, 1994. These bonds are special obligations of the Authority payable from the payments made by the State pursuant to the Contract.

                  Economic Recovery Fund Bonds. Legislation enacted during 1992 by the State authorizes the New Jersey Economic Development Authority ("NJEDA") to issue bonds for various economic development purposes. Pursuant to that legislation, NJEDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which NJEDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the Port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. On June 1, 1994, NJEDA issued $705.3 million in Economic Recovery Fund Bonds.

                  Miscellaneous. Other State related obligations include bonds of the New Jersey Sports and Exposition Authority and lease purchase agreements of the New Jersey Commission on Science and Technology. Amounts outstanding as of June 30, 1994 totalled $615.1 million and $1.3 million, respectively, for these two organizations.

         State Employees. The State, as a public employer, is covered by the New Jersey Public Employer-Employee Relations Act, as amended, which guarantees public employees the right to negotiate collectively through employee organizations certified or recognized as the exclusive collective negotiations representatives for units of public employees found to be appropriate for collective negotiations purposes. Approximately 64,500 employees are paid through the State payroll system. Of the 64,500 employees, 56,800 are represented by certified or recognized exclusive majority representatives and are organized into various negotiation units. The State is conducting negotiations for successor agreement with various negotiation units affecting approximately 54,400 employees. The current agreement expired on June 30, 1994. Three units of State Police employees, representing approximately 2,400 Troopers, Sergeants and Lieutenants are in the second year of a three-year contract which expires on June 30, 1996. Their agreements call for a 4% wage increase effective June 24, 1995. The fiscal year 1996 budget is expected to reduce the workforce through attrition, voluntary furlough and layoff of state employees during the fiscal year.

         Counties and Municipalities. The Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the

"Director"). This process insures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. In addition to the exercise of regulatory and oversight functions, the Director offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

         State law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which they were issued. The Local Bond Law governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years.

         State law authorizes State officials to supervise fiscal administration in any municipality which is in default on its obligations or upon the occurrence of certain other events. State officials are authorized to continue such supervision for as long as any of the conditions exist and until the municipality operates for a fiscal year without incurring a cash deficit.

         School Districts. New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but the State supervision of school finance closely parallels that of local governments.

         Litigation. Certain litigation is pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure, including suits relating to the following matters:


         (a) Several cases are pending in the State courts challenging the methods by which the State Department of Human Services shares with county governments the maintenance recoveries and costs for residents in State psychiatric hospitals and residential facilities for the developmentally disabled.

         (b) Suits have been initiated by various counties in the State seeking the return of moneys paid by the counties since 1980 for the maintenance of Medicaid or Medicare eligible residents of institutions for the developmentally disabled. In March 1994, the State Superior Court ruled that the counties were entitled to credits for payments made since 1989. In February 1995 all but one county had resolved its cost-sharing disputes with the State. One county has filed for administrative review to contest the State's calculation of the credits.

         (c) A class action on behalf of all New Jersey long-term care facilities avers that the State has implemented unreasonably low Medicaid payment rates. A final decision in favor of the plaintiffs could require the State to make substantial expenditures. A plaintiffs' motion for a preliminary injunction was denied on May 25, 1995, and that denial is being appealed to the Third Circuit.

         (d) Litigation is pending challenging various portions of the State's Fair Automobile Insurance Reform Act of 1990, which substantially altered the State's statutory scheme governing private passenger automobile insurance.

         (e) At any given time, there are various numbers of claims and cases pending against the State, its agencies and employees seeking recovery of damages paid out of a fund created pursuant to the State's Tort Claims Act. The State is unable to estimate its exposure for these claims and cases. An independent study estimated an aggregate potential exposure of $50 million for tort claims pending as of January 1, 1982. It is estimated that were a similar study made of claims currently pending, the amount of such estimated exposure would be somewhat higher.

         (f) At any given time, there are various claims of contract and other claims against the State, and State agencies including environmental claims arising from the alleged disposal of hazardous waste. The State is unable to estimate its exposure for these claims.

         (g) At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry ("University") and its employees seeking recovery of damages that are paid out of the Self Insurance Reserve Fund created pursuant to the State's Tort Claims Act. An independent study estimated an aggregate potential exposure of $66.5 million for claims pending as of December 31, 1994. In addition, various other claims are pending against the University seeking damages or other relief which, if granted, would require the expenditure of funds (amount not estimated).

         (h) Various hospitals have challenged the Commissioner's calculation of the hospital assessment required by the Health Care Cost Reduction Act of 1991. The court denied a request by 11 hospitals for injunctive relief to prevent the assessment after fiscal year 1994. The assessment is intended to produce approximately $3 million per month from all State hospitals. On January 17, 1995, the Appellate Division rejected the hospitals' argument. The Supreme Court denied the hospitals' petition for certification on April 26, 1995. In a separate case, the Appellate Division rejected a group of 67 hospital's request for a refund based on a prior opinion because the appeal had been filed in an untimely manner.

         (i) An individual plaintiff has filed a suit against two members of the New Jersey Bureau of Securities alleging various causes of action for defamation, injury to reputation, abuse of process and improper disclosure of private facts. The State was granted a Motion for Summary Judgment on January 11, 1995. Plaintiff has filed a notice of appeal. The State is unable to estimate its exposure for this claim and intends to defend the suit vigorously.

         (j) Fourteen counties have filed suits against various State agencies and employees, seeking a portion of $412 million in federal funding the State received for disproportionate share hospital payments made to county psychiatric facilities. The State contends that it does not have to share the federal funding because it already paid the counties their portion of disproportionate share hospital payments. The State has requested oral argument.

         (k) In October 1993, a suit was filed against the Governor and various State Commissioners alleging violations of numerous laws allegedly resulting from the existence of chromium contamination in the State-owned Liberty Park in Jersey City. No immediate relief was sought, but injunctive and monetary relief was asked for. The complaints were amended and the plaintiffs filed another suit seeking cessation of all construction and penalties against the transporter of soil to the park. The cases have been consolidated and referred to mediation.

         (l) Various labor unions filed suit on October 17, 1994, challenging State legislation dealing with the funding of several public employee pension funds. The suit alleges, among other things, that certain provisions of the legislation violate the contract, due process and taking clauses of the United States and New Jersey Constitutions, and that the changes constitute a breach of the States fiduciary duty to two of the pension systems. Plaintiffs seek to permanently enjoin the State from administering the changes.

         An adverse determination in this matter would have a significant impact on the State's fiscal 1996 budget. The State has filed motions to dismiss and for summary judgment. The State intends to vigorously defend this action.

         (m) A case has been filed in federal district court seeking injunctive relief and damages in excess of $19 million from the State's Department of Environmental Protection and several of its officers based on alleged violations of the Commerce Clause and Contracts Clause of the U.S. Constitution. The State intends to vigorously defend this action.

         (n) A complaint was filed in Tax Court on May 23, 1994 against the State and certain of its officials challenging the constitutionality of waste licensure renewal fees collected by the Department of Environmental Protection. The State is unable to estimate its exposure for this claim and intends to defend this suit vigorously.

Additional Information on Investment Practices

         1. Variable Rate Demand Obligations. Variable rate demand obligations held by the Tax-Exempt Money Market, Intermediate Municipal Bond, Pennsylvania Municipal Bond and New Jersey Municipal Bond Funds may have maturities of more than 397 days, provided (i) the Funds are entitled to the payment of principal and accrued interest at specified intervals not exceeding 397 days and upon not more than 30 days' notice, or (ii) the rate of interest on such obligations is adjusted automatically at periodic intervals, which normally will not exceed 31 days but may extend up to 397 days. This 397 day limit does not apply to the Intermediate Municipal Bond Fund.


         2. When-Issued Securities. As stated in the Prospectuses relating to these Funds, these Funds, as well as Short Intermediate Bond Fund, Short-Term Income Fund, Government Income Fund, Global Bond Fund and Tax-Free Reserve, may purchase municipal securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, the Company's Custodian will set aside cash or high quality liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. Therefore, it may be expected that the Fund's net assets will fluctuate to a greater degree when they set aside portfolio securities to cover such purchase commitments than when they set aside cash. In addition, because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its investment portfolios might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets. CoreStates Advisers intends, however, to take reasonable precautions in connection with the Tax-Free Money Market Funds' investment practices with respect to when-issued securities to avoid any adverse effect on a Fund's policy of maintaining a net asset value per Share at $1.00.


         When acquiring when-issued securities for a Fund, CoreStates Advisers will assess such factors as the stability or instability of prevailing interest rates, the amount and period of a Fund's commitment with respect to the when-issued securities being acquired, the interest rate to be paid on those securities, and the length of a Fund's average weighted portfolio maturity at the time.

         When a Fund engages in when-issued transactions, it relies upon the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                       - Short Intermediate Bond Fund -
                                 - Bond Fund -
                          - Short-Term Income Fund -
                          - Government Income Fund -
                         - Elite Government Reserve -

GNMAs


         These Funds may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. The market value and interest yield of GNMA securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.


                     - Intermediate Municipal Bond Fund -
                       - Short Intermediate Bond Fund -
                             - Global Bond Fund -
                           - Short-Term Income Fund-
                     - Pennsylvania Municipal Bond Fund -
                      - New Jersey Municipal Bond Fund -
                             - Tax-Free Reserve -

Puts


Intermediate Municipal Bond Fund, Short Intermediate Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Tax-Free Reserve reserve the right to engage in put transactions. CoreStates Advisers has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity and to permit each Fund to meet redemptions and remain as fully invested as possible. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which its adviser believes present minimal credit risks, and the adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, each Fund would be general creditor (i.e. on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

         The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or a lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will not be a limit to the percentage of portfolio securities that the Funds may purchase subject to a put, but the amount paid directly or indirectly for premiums on all puts outstanding will not exceed 2% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for purposes of determining the dollar-weighted average maturity of a Fund including such securities, the Company will consider the "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

                                - Equity Fund -
                            - Special Equity Fund -
                         - International Growth Fund -
                            - Growth Equity Fund -

Convertible Securities

         Some securities purchased by Growth Equity Fund (usually bonds, debentures or preferred stock) may have a conversion or exchange feature. This allows the holder to exchange the security for another class of security (usually common stock) according to the specific terms and conditions of the issue. The interest or dividend rate may be lower than the market rate on a comparable non-convertible security, but the market value of the convertible security will rise if the common stock price rises sufficiently. The value of a security is also affected by prevailing interest rates, the credit quality of the issuer, and any put or call provisions. "Conversion parity" is the price at which common stock has the same value as bonds that are convertible into that stock. The holder of a convertible bond will usually not exercise the exchange privilege until the market price of the common stock reaches conversion parity.

                                - Equity Fund -
                            - Special Equity Fund -
                         - International Growth Fund -
                             - Global Bond Fund -

Futures and Options

         As stated in the Prospectuses relating to these Funds, Equity Fund, Special Equity Fund, International Growth Fund and Global Bond Fund may purchase futures contracts and purchase or sell options on securities for, among other things, the purposes of hedging against market risks related to the Fund's Portfolio security remaining fully invested, and reducing transaction costs and currency fluctuations. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instruments are traded on national futures exchanges.

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures. Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. These Funds expect to earn interest income on its margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the market value of the underlying securities.

         Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to these Funds permit the use of future transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums. In addition, CFTC regulations also allow funds to employ futures transactions for other non-hedging purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets. These Funds will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

         The use of such futures contracts is an effective way in which these Funds may control the exposure of its income to market fluctuations. While these Funds may incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of U.S. Government securities.

         Options. These Funds may also buy and sell put and call options with respect to the underlying portfolio securities of a Fund. Different uses of options have different risk and return characteristics. Generally, purchasing put options and writing call options are strategies designed to protect against falling securities prices and can limit potential gains if prices rise. Purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time option writing strategies tend to be profitable, while option buying strategies tend to decline in value.

         These Fund's may write (i.e. sell) covered put and call options with respect to the Fund's portfolio securities. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.


         The Funds write only "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will cover the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). Apart from owning the underlying security, a Fund will be considered "covered" with respect to a put option, it deposits and maintains with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         Through the writing of call or put options, a Fund may obtain a greater current return than would be realized on the underlying securities alone. The Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.


         The Fund may purchase put options in order to protect portfolio holdings in an underlying security against a decline in the market value of such holdings. Such protection is provided during the life of the put because a Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to a Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.


         A Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. The Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While the Fund will only purchase put options on securities where, in the opinion of the Adviser, changes in the value of the put option should generally offset changes in the value of the securities to be hedged, the correlation will be less than in transactions in which the Funds purchase put options on underlying securities they own.


         The Funds may also purchase call options. During the life of the call option, the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         The securities exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. These position limits may restrict a Fund's ability to purchase or sell options on a particular security. It is possible that with respect to a Fund, the Fund and other clients of the Adviser or any Sub-Adviser, may be considered to be a group of investors acting in concert. Thus, the number of options which a Fund may write may be affected by options written by other investment advisory clients of the Adviser or of any Sub-Advisers.

Forward Currency Contracts

         Forward currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but, rather, allow International Growth Fund and Global Bond Fund to establish a rate of exchange for a future point in time.

         When entering into a forward currency contract for the purchase or sale of a security in a foreign currency, these Funds may enter into a contract for the amount of the purchase or sale price to protect against variations between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         Also, when the advisers anticipate that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, International Growth Fund and Global Bond Fund may enter into a contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. International Growth Fund and Global Bond Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies into U.S. dollars.

                      ADDITIONAL INVESTMENT RESTRICTIONS

In General

         The Prospectuses relating to the Funds list certain investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of each Fund, as defined in the Prospectuses. The additional investment limitations and restrictions listed herein supplement those contained in the applicable Prospectuses. Except as otherwise indicated, these limitations and restrictions may be changed only by such a shareholder vote.

         The percentage limitations noted will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Additional Fundamental Investment Limitations and Restrictions


                               - Equity Funds -

The following policies are applicable to the Equity Funds, except International Growth Fund, which is subject only to Restrictions #5, #7, #8 and #10.

An Equity Fund may not:

         1. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded).

         3. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act of 1940.

         4. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof.

         5. Invest in any issuer for purposes of exercising control or management.

         6.       Purchase securities with legal or contractual restrictions.

         7. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

         8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         9. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with an Equity Fund's investment objective, policies, and restrictions, may be deemed to be an underwriting.

         10. Purchase any securities which would cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

                            - Fixed Income Funds -

The following policies are applicable to the Fixed Income Funds.

A Fixed Income Fund may not:

         1. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded).

         3. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act.

         4. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof, except that Government Income Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund and New Jersey Municipal Bond Fund may engage in put transactions.

         5.       Buy common stocks or voting securities.

         6. Invest in any issuer for purposes of exercising control or management.

         7. With respect to the Short Intermediate Bond Fund, purchase securities with legal or contractual restrictions.

         8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         9. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

         10. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with a Fixed Income Fund's investment objective, policies, and restrictions, may be deemed to be an underwriting.

                        - Taxable Money Market Funds -

The following policies are applicable to the Company's Taxable Money Market
Funds.

A Taxable Money Market Fund may not:

         1. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded).

         3. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act.

         4. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof.

         5. Buy common stocks or voting securities, or state, municipal or industrial revenue bonds.

         6. Invest in any issuer for purposes of exercising control or management.

         7.       Purchase securities with legal or contractual restrictions.

         8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         9. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

         10. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with a taxable Money Market Fund's investment objective, policies, and restrictions, may be deemed to be an underwriting.


                       - Tax-Exempt Money Market Funds -

The following policies are applicable to the Company's Tax-Exempt Money Market Funds.

A Tax-Exempt Money Market Fund may not:

         1. Invest less than 80% of its total assets in securities, the interest on which is exempt from federal income tax, except during temporary defensive periods.

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded).

         3. Purchase the securities of any one issuer if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

                  For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial development bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user. The guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued or guaranteed by the guarantor, and owned by a Tax-Exempt Money Market Fund, does not exceed 10% of the value of the Fund's total assets.

         4. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

         5. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act.

         6. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof.

         7.       Buy common stocks or voting securities.

         8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         9. Invest in any issuer for purposes of exercising control or management.

         10.      Purchase securities with legal or contractual restrictions.

         11. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or the Fund's investment adviser or sub-adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

         12. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with a Tax-Exempt Money Market Fund's investment objective, policies, and restrictions, may be deemed to be an underwriting.

Non-Fundamental Investment Limitations

         The following are non-fundamental investment restrictions that may be changed by a majority of the Board of Directors.

                                 - All Funds -

         1. With regard to Restriction #2 for each Fund, all Funds have a non-fundamental investment limitation which precludes investments in oil, gas, or other mineral leases, as well as investments in real estate limited partnerships, except for readily marketable interests in real estate investment trusts.

         2. Notwithstanding the language in Restriction #8 for each Fund, each Fund currently has no intention of investing more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.


                               - Equity Funds -

         An Equity Fund's investments in warrants, valued at the lower of cost or market value, may not exceed 5% of the value of its net assets. Warrants included within this amount may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange; provided that the amount of such warrants shall not exceed 2% of the value of an Equity Fund's net assets.

                                - Equity Fund -
                            - Special Equity Fund -
                                 - Bond Fund -
                               - Balanced Fund -
                          - Short-Term Income Fund -
                           Government Income Fund -
                     - Intermediate Municipal Bond Fund -
                             - Global Bond Fund -
                     - Pennsylvania Municipal Bond Fund -
                      - New Jersey Municipal Bond Fund -


         Each of the above Funds may not knowingly invest more than 15% of its total assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice.

                             TEMPORARY INVESTMENTS

In General

         As stated in the Prospectuses relating to the Equity Funds and Tax-Exempt Money Market Funds, these Funds may invest a portion of their assets in certain "Temporary Investments." Short-term taxable investments which these Funds may utilize include fixed-income securities (such as bonds) and/or money market instruments (such as Treasury bills, certificates of deposit, commercial paper, and repurchase agreements).

         Generally, the Equity and Tax-Exempt Money Market Funds' use of such Temporary Investments is subject to certain minimum ratings by Moody's and/or S&P. These Funds may utilize Temporary Investments that are not rated by either agency if, in the opinion of their investment adviser, they are determined to be of comparable investment quality. See the "Appendix" to this Statement of Additional Information for a description of applicable ratings.

                                -Equity Funds -
                       - Tax-Exempt Money Market Funds -

         1. Money Market Instruments. Short-term money market instruments issued in the U.S. (or abroad with respect to International Growth Fund) in which the Equity and Tax-Exempt Money Market Funds may invest temporary cash balances include bankers' acceptances, certificates of deposit, and commercial paper. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise which are "accepted" by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity. A certificate of deposit is a negotiable certificate issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Commercial paper consists of unsecured short-term promissory notes issued by corporations and must be rated at least A-1 by S&P or Prime-1 by Moody's.

         Except for International Growth Fund, the Funds will limit their purchases of bank obligations to those of domestic branches of U.S. banks having total assets at the time of purchase of $1 billion or more.


         2. Government Obligations. The Equity and Tax-Exempt Money Market Funds may invest in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. U.S. Treasury bills and notes and obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

         In addition, International Growth Fund may invest in the obligations of foreign governments or foreign governmental agencies deemed to be creditworthy under guidelines approved by the Company's management. Such investments may include securities issued by supranational organizations, such as the European Economic Community and the World Bank, which are chartered to promote economic development and are supported by various governments and governmental entities.

         3. Repurchase Agreements. The Equity and Tax-Exempt Money Market Funds may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, a Fund purchases securities ("collateral") from financial institutions such as banks and broker-dealers ("seller") which are deemed to be creditworthy under guidelines approved by the Funds' management, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund (plus interest) negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities). The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Custodian in the Federal Reserve's book-entry system. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Funds under the Investment Company Act.

         4. Reverse Repurchase Agreements. The Equity and Tax-Exempt Money Market Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund enters into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account liquid assets such as U.S. Government securities or liquid debt securities rated in the highest rating category and having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Funds under the Investment Company Act.


         5. Fixed-Income Securities. The Equity Funds may make short-term investments in investment-grade fixed-income debt securities (such as bonds and notes) issued by banks, corporations, and the U.S. Government or governmental entities. The Equity Funds anticipate that their investments in investment-grade debt securities will be generally in those with the most active trading markets. See the attached Appendix for a description of investment-grade securities ratings.

         In addition, International Growth Fund may invest in fixed-income investment-grade debt securities of foreign governments or foreign governmental entities. See the attached Appendix for a description of investment-grade securities ratings.

                            SPECIAL CONSIDERATIONS

                               - Equity Funds -
Common Stocks

         An investment in shares of the Equity Funds should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of securities held by an Equity Fund or the general condition of the stock markets may worsen, and the value of the securities held by the Fund and, therefore, the value of the Fund's shares may decline.

         The rights of holders of common stocks to receive payments from the issuers of such common stocks are generally inferior to those of creditors, or holders of preferred stocks of such issuers. Holders of common stocks of the type held by the Equity Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors, and have a right to participate in amounts available for distribution by the issuer upon liquidation only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stocks generally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, frequently on a cumulative basis, but do not participate in other amounts available for distribution by the issuing corporation. Common stocks do not represent a secured obligation of the issuer and therefore do not offer an assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest, and dividends, which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock, or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding. Thus, the value of such securities held by the Equity Funds may be expected to fluctuate.

                       - Tax-Exempt Money Market Funds -
                     - Intermediate Municipal Bond Fund -
                     - Pennsylvania Municipal Bond Fund -
                      - New Jersey Municipal Bond Fund -

Municipal Securities

         From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and the Funds cannot predict what legislation relating to municipal securities, if any, may be introduced in Congress in the future. It may be noted, however, that the Treasury Department has in the past proposed, as a part of general tax reform, to limit the exemption for state and local bonds to those issued for governmental purposes. Such proposals, if enacted, might materially adversely affect the availability of municipal securities for investment by the Funds and hence the value of their portfolios. In such an event, the Funds would re-evaluate their investment objectives and policies and consider changes in their structure or possible dissolution.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                                 - All Funds -

         The various types of customer accounts maintained by institutional investors which may be used to purchase shares of the Funds include: Qualified Individual Retirement and Keogh Plan Accounts (for non-tax-exempt Funds); trust accounts; managed agency accounts; custodial accounts; and various other depository accounts. Investors purchasing Fund shares may include officers, directors, or employees of CoreStates Corp or its affiliated and subsidiary banks.

         A Fund may suspend the right of redemption or postpone the date of payment for Shares during any period when: (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. Upon the occurrence of any of the foregoing conditions, a Fund may also suspend or postpone the recordation of the transfer of its shares.

         In addition, a Fund may compel the redemption of, reject any order for, or refuse to give effect on the Fund's books to the transfer of, its Shares in an effort to prevent personal holding company status within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). A Fund may also make payment for redemption in portfolio securities if it appears appropriate to do so in light of the Fund's responsibilities under the Investment Company Act. See "Net Asset Value."


Rights of Accumulation


         In calculating the sales charge rates applicable to current purchases of Class A Shares of the Fixed Income and Equity Funds by a "single purchaser," the Company will cumulate current purchases at the offering price with total market value or net investment, whichever is higher, of Class A Shares which are sold subject to a sales charge ("Eligible Funds").

         The term "single purchaser" refers to (i) an individual; (ii) an individual and spouse purchasing shares of an Eligible Fund for their own account or for trust or custodial accounts for their minor children; or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Distributor for such reduction at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their children (under age 21), and give the ages of such children. The Funds may amend or terminate this Right of Accumulation at any time as to subsequent purchases.


Letter of Intent


         The reduced sales charges described in the Prospectus for Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided by the Distributor, and not legally binding on the signer or a Fund which provides for the holding in escrow by the Administrator of 5% of the total amount intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the purchaser will be asked to pay an amount equal to the difference between the sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Administrator will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the market value of all their shares of the Fund, and of any of the other Funds, previously purchased and still held as of the date of their Letter of Intent toward the completion of such Letter.

                                NET ASSET VALUE

                        - Taxable Money Market Funds -
                       - Tax-Exempt Money Market Funds -

Rule 2a-7

         Each Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The value of securities held by the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, as amended, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Money Market Fund will neither purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements and certain other securities may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

         In addition, each Money Market Fund may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are "First Tier Securities" at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two nationally recognized security rating organizations ("NRSROs") or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and security which has received a short-term rating by an NRSRO. CoreStates Advisers will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by CoreFunds' Board of Directors. However, with respect to the Taxable Money Market Funds, the Board of Directors must approve or ratify the purchase of any unrated obligations or obligations rated by only one NRSRO.

         CoreFunds' Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and a Money Market Fund's investment objective, to stabilize such Fund's net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Directors, at such intervals as it deems appropriate, to determine the extent, if any, to which a Money Market Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include: selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; or redeeming shares in kind.

                                   DIVIDENDS

                               - Equity Funds -

         The policy of the Growth Equity, Equity, Special Equity, Equity Index and Balanced Funds is to generally declare and distribute dividends from their net investment income on a quarterly basis. Distributions of any net realized long-term capital gains will be made at least annually.

         The policy of International Growth Fund is to generally declare and distribute dividends from its net investment income and net realized capital gains on a semi-annual basis.

         The shareholders of the Equity Funds have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional full or fractional shares of the respective Funds at the net asset value in effect on the reinvestment date. The Company's management believes that most investors will wish to take advantage of this privilege. The Equity Funds have, therefore, made arrangements with the Transfer Agent to have all income dividends and capital gains distributions declared by each Fund automatically reinvested in the account of each shareholder. At any time, a shareholder may request in writing to the Company or with the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such a written request, each purchase of shares of an Equity Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed to receive the dividends and distributions upon all Shares in the shareholder's account and to reinvest them in full and fractional shares of the Fund at the net asset value in effect at the close of business on the reinvestment date.

         Any dividend or capital gains distribution received by a shareholder shortly after the purchase of shares of an Equity Fund may have the effect of reducing the per share net asset value of such Shares by the amount of the dividend or distribution. Furthermore, such a dividend or distribution, although in effect a return of capital, may be subject to income taxes.

                            - Fixed-Income Funds -


         The policy of the Short Intermediate Bond, Bond, Short-Term Income, Government Income, Intermediate Municipal Bond, Pennsylvania Municipal Bond and New Jersey Municipal Bond Funds is to generally declare their net investment income on a daily basis and to make distributions to shareholders in the form of monthly dividends. The policy of Global Bond Fund is to distribute its net investment income in the form of quarterly dividends.

         Net income for dividend purposes includes (i) interest and dividends accrued and discount earned on the Funds' assets (including both original issue and market discount), less (ii) amortization of any premium on such assets and accrued expenses directly attributable to the Funds, and the general expenses (e.g., legal, auditing, and Directors' fees) of the Company prorated to each portfolio on the basis of its relative net assets. Realized and unrealized gains and losses on portfolio securities are reflected in fluctuations in net asset value. Net realized long-term capital gains (if any) are distributed at least annually.


                        - Taxable Money Market Funds -
                       - Tax-Exempt Money Market Funds -

         The policy of the Money Market Funds is to generally declare their net investment income on a daily basis and to make distributions to shareholders in the form of monthly dividends.

         Net income for dividend purposes includes (i) interest and dividends accrued (whether taxable or tax-exempt) and discount earned on a Money Market Fund's assets (including both original issue and market discount), less (ii) amortization of any premium on such assets and accrued expenses directly attributable to a Fund, and the general expenses (e.g., legal, auditing, and Directors' fees) of the Company prorated to each Fund on the basis of its relative net assets. Capital gains dividends (if any) would be calculated separately and distributed to shareholders on an annual basis.

                                 TOTAL RETURN

                               - Equity Funds -
                            - Fixed-Income Funds -

In General

         An Equity or Fixed Income Fund's total return is computed by dividing the net change in value of a hypothetical pre-existing account in a Fund having a value of $1,000 (less any applicable sales charge) at the beginning of the base period by the value of such account at the end of the base period. For purposes of such computation, "net change" includes (i) increases in the value of the account arising from the reinvestment in the account of income and capital gains dividends declared on the original share, and income and capital gains dividends declared on shares, including fractions thereof, purchased through reinvestment and (ii) decreases in the value of the account arising from all fees charged to such account, based upon the duration of the base period and a Fund's average account size.

         Total return will vary from time to time and is not indicative of future results. Total return is a function of the market value of the securities held in a Fund and dividends paid on them, as well as expenses of the Fund.

Performance

         The performance results listed below refer to results on Class Y Shares and Class A Shares (where applicable) of the Funds.

                             - Equity Index Fund -

         The average annualized total return for shares of Equity Index Fund was 24.45% for the period from 7/1/94 to 6/30/95.

                                - Equity Fund -

         The average annualized total returns for Class Y Shares and Class A Shares of Equity Fund were 17.29% and 16.96%, respectively, for the period from 7/01/94 to 6/30/95.

                            - Growth Equity Fund -

         The average annualized total returns for Series A Shares and Series B Shares of Growth Equity Fund were 23.71% and 23.44%, respectively, for the period from 7/01/94 to 6/30/95.

                         - International Growth Fund -

         The average annualized total returns for Class Y Shares and Class A Shares of International Growth Fund were (0.21)% and (0.48)%, respectively, for the period from 7/01/94 to 6/30/95.

                               - Balanced Fund -

         The average annualized total returns for Class Y Shares and Class A Shares of Balanced Fund were 16.21% and 15.84%, respectively, for the period from 7/01/94 to 6/30/95.

                       - Short Intermediate Bond Fund -


         The average annualized total returns for Class Y Shares and Class A Shares of Short Intermediate Bond Fund were 8.22% and 7.95%, respectively, for the period from 7/01/94 to 6/30/95.



                          - Government Income Fund -

         The average annualized total returns for Class Y Shares and Class A Shares of Government Income Fund were 10.26% and 10.23%, respectively, for the period from 7/01/94 to 6/30/95.

                     - Intermediate Municipal Bond Fund -

         The average annualized total returns for Class Y Shares and Class A Shares of Intermediate Municipal Bond Fund were 5.58% and 5.42%, respectively, for the period from 7/01/94 to 6/30/95.

                     - Pennsylvania Municipal Bond Fund -

         The cumulative total returns since inception for Class Y Shares and Class A Shares of Pennsylvania Municipal Bond Fund were 7.50% and 7.25%, respectively, for the period from 7/01/94 to 6/30/95.


                      - New Jersey Municipal Bond Fund -

         The cumulative total returns since inception for Class Y Shares and Class A Shares of New Jersey Municipal Bond Fund were 7.25% and 6.84%, respectively, for the period from 7/01/94 to 6/30/95.

                             - Global Bond Fund -

         The cumulative total returns since inception for Class Y Shares and Class A Shares of Global Bond Fund were 9.70% and 9.57%, respectively, for the period from 7/01/94 to 6/30/95.

                                    YIELDS

         The various types of yields which are quoted to illustrate the performance of non-equity portfolios are calculated as follows.

                        - Taxable Money Market Funds -
                       - Tax-Exempt Money Market Funds -

Seven-day Yield

         Each Taxable or Tax-Exempt Money Market Fund's standardized 7-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in a Money Market Fund having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in a Money Market Fund includes the value of additional shares purchased with dividends from the original share and any such additional shares, and all fees, other than non-recurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and a Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. A Money Market Fund's effective annualized yield is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Taxable Equivalent Yield

         For a Tax-Exempt Money Market Fund, the taxable equivalent yield is determined by dividing the Fund's current tax-free yield by the sum of one minus the investor's current tax bracket (e.g., 15%, 28%, or 31%).

         The resulting yield is what an investor generally would need to earn from a taxable investment in order to realize an "after-tax" benefit equal to the tax-free yield provided by a Tax-Exempt Money Market Fund.

                            - Fixed Income Funds -

Thirty-day Yield

         The yield of the Fixed Income Funds is calculated by dividing the net investment income per share (as described below) earned by a Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and analyzing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result, and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                            6
                   (A-B + 1)
         Yield = 2[---------- - 1]
                      CxD

         Where:   A =      dividends and interest earned during the period
                  B =      expenses accrued for the period
                                     (net of reimbursements)
                  C =      the average daily number of shares outstanding
                           during the period that were entitled to receive dividends
                  D =      net asset value per share on the last day of the
                           period

         Except as noted below, for the purpose of determining net investment income earned during the period (variable "A" in the formula), interest earned on debt obligations held by the Fund is calculated by computing the yield-to-maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         Undeclared earned income will be subtracted from the net asset value per share (variable "D" in the formula). Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be, and is declared as a dividend shortly thereafter.

Taxable Equivalent Yield

         For the Intermediate Municipal Bond Fund, the taxable equivalent yield is determined by dividing such Fund's current tax-free yield by the sum of one minus the investor's current tax bracket.

         The resulting yield is what an investor generally would need to earn from a taxable investment in order to realize an "after-tax" benefit equal to the tax-free yield provided by the Fund.

                    ADDITIONAL INFORMATION CONCERNING TAXES

                                 - All Funds -

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning.

         The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

In General

         The Company's policy is to distribute as dividends substantially all of its net investment company income (whether taxable or tax-exempt) and any net realized long-term capital gains to shareholders each year.

         Information as to the tax status of distributions to shareholders will be furnished at least annually by each Fund. Investors considering purchasing shares of any Fund should consult competent tax counsel regarding the state and local, as well as federal, tax consequences before investing.

Tax Status of the Funds

         Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Company's other Funds. Each Fund intends to qualify in its current taxable year as a "regulated investment company" ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify as a RIC, each Fund must distribute dividends each year equal to at least the aggregate of (i) 90% of its tax-exempt interest income, net of certain deductions, and (ii) 90% of its investment company taxable income, if any. In addition, each Fund must meet numerous tests regarding derivation of gross income and diversification of assets.

         Specifically, a Fund must meet two income requirements. First it must derive at least 90% of its gross income each taxable year from certain specified investment sources, such as dividends, interest, and gains from the sale of stock or securities. Second, a Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months. In addition, each Fund must diversify its assets such that at the close of each fiscal quarter of the Fund's taxable year, at least 50% of the value of its assets is made up of cash and cash items, U.S. government securities, securities of other RICs, and certain other securities, such "other" securities being limited with respect to each issuer to an amount not greater than 10% of the outstanding voting securities of such issuer and not more than 5% of the value of the Fund's assets. Finally, at the close of each fiscal quarter of the Fund's taxable year, no more than 25% of the value of its assets may be invested in the securities (other than U.S. government securities and securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         While none of the Money Market or Fixed Income Funds expect to realize any net capital gains (the excess of net long-term capital gains over net short-term capital losses), any Fund that does realize such gains will distribute them at least annually. A Fund will have no tax liability with respect to distributed gains and the distributions will be taxable to Fund shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gains dividends in a written notice mailed by each Fund to shareholders not later than sixty days after the close of the Fund's taxable year.

         If a shareholder recognizes a loss on the disposition of shares held six months or less with respect to which the shareholder has received a capital gains distribution, the loss will be treated as a long-term capital loss to the extent of the amount of the capital gains distributions received.

         A non-deductible, 4% federal excise tax will be imposed on any regulated investment company that does not distribute to investors in each calendar year an amount equal to (i) 98% of its calendar year ordinary income,
(ii) 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending October 31, and (iii) 100% of any undistributed ordinary income or capital gain net income from the prior year. Each Fund intends to declare and pay dividends and any capital gains distributions so as to avoid imposition of the federal excise tax.

         If for any taxable year a Fund does not qualify for the special tax treatment afforded to RICS, all of the taxable income of that Fund will be subject to federal income tax at regular corporate rates (without any deduction for distributions to Fund shareholders). In such event, all dividend distributions made by the Fund (whether or not derived from tax-exempt interest) would be taxable to shareholders to the extent of the Fund's earnings and profits, and such dividend distributions would be eligible for the dividends-received deduction for corporate shareholders.

                       - Tax-Exempt Money Market Funds -
                     - Intermediate Municipal Bond Fund -
                     - Pennsylvania Municipal Bond Fund -
                      - New Jersey Municipal Bond Fund -

         As described herein and in the Prospectuses relating to the Tax-Exempt Money Market Funds, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund, each of these Funds is designed to provide investors with current tax-exempt interest income and is not intended to constitute a balanced investment program. Shares of the Tax-Exempt Funds would not be suitable for tax-exempt shareholders and plans, since such shareholders and plans would not gain any additional benefit from the Funds' dividends being tax-exempt.

         In addition, the Funds may not be appropriate investments for entities which are "substantial users" (or related to substantial users) of facilities financed by "private activity bonds" or industrial development bonds. For these purposes, the term "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in a trade or business.

         Each Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of securities the interest on which is exempt from federal income tax. Current federal tax law limits the types and volume of bonds qualifying for federal income tax exemption of interest, which may have an effect on the ability of the funds to purchase sufficient amounts of tax-exempt securities to satisfy this requirement. Exempt interest dividends are excludable from shareholders' gross income for regular federal income tax purposes but may have collateral federal income tax consequences. Exempt-interest dividends may be subject to the alternative minimum tax (the "AMT") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The AMT is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The AMT and the Environmental Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986 will generally be an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in a corporate shareholder's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the AMT and the Environmental Tax.

         The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter
S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85 percent of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's modified adjusted gross income (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

         Issuers of bonds purchased by a Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

          The percentage of total dividends paid by each Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares will generally not be deductible for federal income tax purposes. Any loss on the sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such shares.

         In addition, while each of these Funds will seek to invest substantially all of its assets in tax-exempt obligations (except on a temporary basis or for temporary defensive periods), any investment company taxable income earned by a Fund will be distributed. In general, a Fund's investment company taxable income would include interest income received from Temporary Investments (as defined herein), plus any net short-term capital gains realized by the Fund, subject to certain adjustments and excluding net long-term capital gains for the taxable year over the net short-term capital losses, if any, for such year ("net capital gains"). To the extent such income is distributed by a Fund (whether in cash or additional Shares), it will generally be taxable to shareholders as ordinary income. Additionally, any net capital gains distributed to shareholders will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares.

                             DESCRIPTION OF SHARES

                                 - All Funds -

         The Company's Articles of Incorporation authorize the Board of Directors to issue up to 30 billion full and fractional shares of Common Stock. The Company presently offers shares in twenty-three portfolios (the three Elite portfolios have not offered their shares), consisting of an institutional class of shares (Class Y) and individual classes of shares (Class A or Class C), as listed below:

Class of Shares           # of Shares             Fund
---------------           -----------             ----
Class "Y"                 1 billion               Cash Reserve
Class "C"                 1 billion               Cash Reserve
Class "Y"                 1.25 billion            Treasury Reserve
Class "C"                 1.25 billion            Treasury Reserve
Class "Y"                 750 million             Fiduciary Reserve
Class "Y"                 50 million              Equity Fund
Class "A"                 50 million              Equity Fund

Class of Shares           # of Shares             Fund
---------------           -----------             ----
Class "Y"                 25 million              International
                                                  Growth Fund
Class "Y"                 25 million              International
                                                  Growth Fund
Class "Y"                 500 million             Equity Index Fund
Class "Y"                 100 million             Growth Equity Fund
Class "A"                 100 million             Growth Equity Fund
Class "Y"                 100 million             Short Intermediate
                                                  Bond Fund
Class "A"                 100 million             Short Intermediate
                                                  Bond Fund
Class "Y"                 250 million             Fiduciary
                                                  Tax-Free Reserve
Class "Y"                 250 million             Tax-Free Reserve
Class "C"                 250 million             Tax-Free Reserve
Class "Y"                 250 million             Fiduciary Treasury Reserve
Class "Y"                 100 million             Balanced Fund
Class "Y"                 100 million             Balanced Fund
Class "Y"                 100 million             Government Income Fund
Class "A"                 100 million             Government Income Fund
Class "Y"                 100 million             Intermediate Municipal
                                                  Bond Fund
Class "A"                 100 million             Intermediate Municipal
                                                  Bond Fund
Class "Y"                 25 million              Global Bond Fund
Class "A"                 25 million              Global Bond Fund
Class "Y"                 100 million             Pennsylvania Municipal
                                                  Bond Fund
Class "A"                 100 million             Pennsylvania Municipal
                                                  Bond Fund
Class "Y"                 100 million             New Jersey Municipal Bond Fund
Class "A"                 100 million             New Jersey Municipal Bond Fund
Class "Y"                 1 billion               Elite Government Reserve
Class "Y"                 500 million             Special Equity Fund
Class "A"                 500 million             Special Equity Fund
Class "Y"                 500 million             Bond Fund
Class "A"                 500 million             Bond Fund

Class of Shares           # of Shares             Fund
---------------           -----------             ----
Class "Y"                 500 million             Short-Term Income Fund
Class "A"                 500 million             Short-Term Income Fund

         Prior to the date of this Prospectus, all Class A Shares were known as Series B - Individual for all portfolios other than money market Funds; Class C Shares were known as Series B - Individual for the money market Funds; and Class Y Shares were known as Series A - Institutional. CoreFunds has changed their designation to conform to the standard designations suggested by the Investment Company Institute. In addition, prior to the date of this Prospectus, the Equity Fund was known as the Value Equity Fund and the Short Intermediate Bond Fund was known as the Intermediate Bond Fund.

         The Board of Directors may classify or reclassify any authorized but unissued shares of the Company into one or more additional portfolios or series of shares within a portfolio.

         Shares have no subscription or pre-emptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses relating to the Funds and in this Statement of Additional Information, a Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company, shares of each Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the Fund and the Company's other portfolios, of any general assets not belonging to any particular Fund which are available for distribution.

         Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. In the case of a Rule 12b-1 distribution plan, approval by a series would be effectively acted upon only if approved by a majority of the outstanding shares of the series of a Fund having such a distribution plan. However, Rule 18f-2 also provides that the ratification of independent auditors, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by shareholders of the Company voting together without regard to class or series.

         Notwithstanding any provision of Maryland law requiring a greater vote of the Company's shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of all of the Funds (voting together without regard to class or series).

                            DIRECTORS AND OFFICERS

                                 - All Funds -

         The names and general background information of the Company's Directors and Executive Officers are set forth below:

         ERIN ANDERSON - Director - Professor of Marketing, INSEAD, Fountainebleu, France since 1994; Associate Professor of Marketing, The Wharton School of the University of Pennsylvania, prior to 1994.

         EMIL J. MIKITY - Director - Retired; Senior Vice President Investments, Atochem North America, 1979-1989.

         GEORGE H. STRONG - Director - Financial Consultant since 1985; Director and Senior Vice President, Universal Health Services, Inc., 1979-1984.

         DAVID LEE - President - Senior Vice President of the Administrator and Distributor since 1993; Vice President of the Administrator and Distributor since 1991; President, GW Sierra Trust Funds prior to 1991.

         CARMEN V. ROMEO - Treasurer, Assistant Secretary - Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI Corporation; Director and Treasurer of the Administrator and Distributor since 1981; President, GW Sierra Trust Funds prior to 1991.

         JAMES W. JENNINGS - Secretary - Partner of the law firm of Morgan, Lewis & Bockius LLP since 1970.

         KEVIN P. ROBINS - Vice President, Assistant Secretary - Senior Vice President and General Counsel of SEI Corporation and the Distributor since 1994; Vice President and Assistant Secretary of the Administrator and the Distributor, 1992-1994; Associate, Morgan, Lewis & Bockius LLP (law firm) prior to 1992.

         SANDRA K. ORLOW - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since 1983.

         ROBERT CARROLL - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI Corporation, the Administrator and Distributor since 1994. United States Securities and Exchange Commission, Division of Investment Management, 1990-1994. Associate, McGuire, Woods, Brattle & Boothe (law firm) before 1990.

         KATE STANTON - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm) before 1994.


         RICHARD J. SHOCH - Vice President, Assistant Secretary - Mr. Shoch has been Vice President and Assistant Secretary of SEI Corporation since November 1995. From 1990 to June 1995, Mr. Shoch was Regulatory Manager of SEI Corporation.

         TODD CIPPERMAN - Vice President, Assistant Secretary - Mr. Cipperman has been Vice President and Assistant Secretary of SEI Corporation since November 1995. From 1994 to May 1995, Mr. Cipperman was an Associate with Dewey Ballentine. Prior to 1994, Mr. Cipperman was an Associate with Winston & Strawn.

         JOSEPH M. LYDON - Vice President - Mr. Lydon has been Director of Business Administration - Fund Resources, a division of SEI Corporation since November 1995. From 1989 to April 1995, Mr. Lydon was Vice President of Fund Group. Vice President of the Advisor - Dreman Value Management, L.P. and President of Dreman Financial Services, Inc.


         STEPHEN G. MEYER - Controller - CPA - 1995 to Present. Director, Internal Audit and Risk Management, SEI, 1992 to 1995. Coopers & Lybrand, Senior Associate, 1990 to 1992. Vanguard Group of Investments, Internal Audit Supervisor prior to 1990.

         The Directors of the Company receive fees and expenses for each meeting of the Board of Directors attended, and an annual retainer. During the fiscal year ended June 30, 1995, the Company paid a total of $77,831 on behalf of the Funds to its Directors. No officer or employee of the Administrator or Distributor receives any compensation from the Company for acting as a director of the Company, and the officers of the Company receive no compensation from the Company for performing the duties of their offices. Morgan, Lewis & Bockius LLP, of which Mr. Jennings is a partner, receives legal fees as counsel to the Company. The Directors and Officers of the Company as a group own less than 1% of the outstanding shares of each Fund.


         The following Compensation table shows aggregate compensation paid to each of the Fund's Directors by the Fund and the Fund Complex, respectively, for the year ended June 30, 1995.


                               COMPENSATION TABLE

(1)                      (2)              (3)               (4)         (5)
Name of                  Aggregate        Pension or        Estimated   Total Compensation
Person,                  Compensation     Retirement        Annual      From Registrant
Position                 From Registrant  Benefits Accrued  Benefits    and Fund Complex
                         for the fiscal   as Part of Fund   Upon        Paid to Directors
                         year ended       Expenses          Retirement  for the fiscal year
                         June 30, 1995                                  ended June 30, 1995
-------------------------------------------------------------------------------------------
 *David G. Lee,          $0               $0                $0               $0
President and Chief
Executive Officer


Carmen V. Romeo,         0                0                 0                0
Treasurer and Assistant
Secretary

Erin Anderson,           17,750           0                 0                17,750
Director

Emil J. Mikity,          19,250           0                 0                19,250
Director

George H. Strong,        17,750           0                 0                17,750
Director

* A Director who is an "interested person" as defined in the Investment Company Act.

                        PRINCIPAL HOLDERS OF SECURITIES

                            - Growth Equity Fund -

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Growth Equity Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                 7,981,281.9110          95.71%
         PNB Personal Trust Accounting
         P.O. Box 7829
         Philadelphia, PA  19101-7829

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding Class A Shares of Growth Equity Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                 25,224.2600             13.59%
         PNB Personal Trust Accounting
         P.O. Box 7829
         Philadelphia, PA  19101-7829

                                - Equity Fund -

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Equity Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                 2,198,470.5600          91.39%
         PNB Personal Trust Accounting
         P.O. Box 7829
         Philadelphia, PA  19101-7829

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding Class A Shares of Equity Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Joseph C. & Hilde                28,529.9900            13.58%
          Krallinger TTEES
         Krallinger Family Trust
         UAD 11/17/93
         48872 Mariposa Drive
         Palm Desert, CA  92260-6810

                             - Equity Index Fund -

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding shares of Equity Index Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                 4,135,887.0850          83.12%
         PNB Personal Trust Accounting
         P.O. Box 7829
         Philadelphia, PA  19101-7829

                         - International Growth Fund -

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of International Growth Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                 8,489,262.0370          98.39%
         PNB Personal Trust Accounting
         P.O. Box 7829
         Philadelphia, PA  19101-7829

         As of December 26, 1995, the following accounts were holders of record of 5% or more of the outstanding Class A Shares of International Growth Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Mark E. Stalnecker &             13,357.0190            8.80%
         Susan M. Stalnecker JTTEN
         9 Briarcrest Drive
         Wallingford, PA  19086

                               - Balanced Fund -

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Balanced Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                 5,579,584.7960          97.51%
         PNB Personal Trust Accounting
         P.O. Box 7829
         Philadelphia, PA  19101-7829

         As of December 26, 1995, the following accounts were holders of record of 5% or more of the outstanding Class A Shares of Balanced Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         CoreStates Bank, NA C/F IRA      11,746.4420            5.34%
         of James E. Brown
         1025 Cross Road
         Schwenksville, PA  19473

                       - Short Intermediate Bond Fund -

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Short Intermediate Bond Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                 5,128,732.5210          91.36%
         PNB Personal Trust Accounting
         P.O. Box 7829
         Philadelphia, PA  19101-7829

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding Class A Shares of Short Intermediate Bond Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         CoreStates Bank NA C/F IRA       10,427.1360            5.08%
         of Donald A. Fleck
         32 Summit Circle
         Churchville, PA  18966

         CoreStates Bank NA C/F IRA R/O   10,332.5160            5.04%
         of Robert T. Mathie
         60 Roselyn Drive
         York, PA  17402-3232

                     - Intermediate Municipal Bond Fund -

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Intermediate Municipal Bond
Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                  21,222.5670            91.18%
         PNB Personal Trust Accounting
         P.O. Box 7829
         Philadelphia, PA  19101-7829

         Paine Webber FBO                  1,532.4340            6.58%
         M Tegler A/C# PY01395B3
         C/O NSCC New York
         55 Water Street
         New York, NY  10041

         As of December 26, 1995, the following accounts were holders of record of 5% or more of the outstanding Class A Shares of Intermediate Municipal Bond
Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Salvatore J. Alesi Sr. &          8,176.9610            8.03%
         Rose P Alesi JTTEN
         284 Ellis Road
         Havertown, PA  19083

         Joseph T. Oprocha &               6,759.1110            6.64%
         Theresa E. Oprocha JTTEN
         107 Snyder Avenue
         Philadelphia, PA  19148

         Frank B. Holst &                  5,728.0610            5.63%
         E. Joan Holst JTTEN
         2218 Oak Terrace
         Lansdale, PA  19446

         Thomas Glenn                      5,307.8830            5.21%
         827 North 63rd Street
         Philadelphia, PA  19151

                          - Government Income Fund -

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Government Income Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                 1,300,625.3090          99.93%
         PNB Personal Trust Accounting
         P.O. Box 7829
         Philadelphia, PA  19101-7829

         As of December 26, 1995, the following accounts were holders of record of 5% or more of the outstanding Class A Shares of Government Income Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Jean Taxin                        8,039.1280            6.07%
         5005 Woodbine Avenue
         Philadelphia, PA  19131

         CoreStates Bank NA C/F IRA        7,203.2450            5.44%
         of Salvatore M. Reyes
         500 Newport Avenue
         Ocean Gate, NJ  08740

         CoreStates Bank NA C/F IRA        7,177.4350            5.42%
         of Donald A. Fleck
         32 Summit Circle
         Churchville, PA  18966

                     - Pennsylvania Municipal Bond Fund -

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Pennsylvania Municipal Bond
Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Dr. Vernon F. Alibert &          173,742.5410           64.44%
         Dolores V. Alibert
         1420 Conchester Highway
         Boothwyn, PA  19061

         Patterson & Co                   95,851.6410            35.55%
         PNB Personal Trust Acctg
         P.O. Box 7829
         Philadelphia, PA  19101

         As of December 26, 1995, the following accounts were holders of record of 5% or more of the outstanding Class A Shares of Pennsylvania Municipal Bond
Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Salvatore J. Alesi, Sr. &        15,102.2330            74.17%
         Rose P. Alesi JTTEN
         284 Ellis Road
         Havertown, PA  19083

         Peter L. Davis &                  2,417.3840            11.87%
         Kathryn K. Davis JTTEN
         509 Manor House Lane
         Huntington Valley, PA  19006

         Harry S. Walmer &                 1,119.4030            5.50%
         Margaret Walmer JTTEN
         590 Stracks Dam Road
         Myerstown, PA  17067

                      - New Jersey Municipal Bond Fund -

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of New Jersey Municipal Bond
Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                  148,668.9560           99.99%
         PNB Personal Trust Accounting
         P.O. Box 7829
         Philadelphia, PA  19101-7829

         As of December 26, 1995, the following accounts were holders of record of 5% or more of the outstanding Class A Shares of New Jersey Municipal Bond
Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Nathan J. Bershanoff              3,746.0380            39.54%
         5251 Garden Avenue
         Pennsauken, NJ  08109

         Mary Manchur &                    2,322.7600            24.52%
         Jean Kent JTTEN
         19 Thatchers Road
         Frenchtown, NJ  08225

         Almira E. Brinser &               2,287.6120            24.15%
         Everett L. Brinser JTTEN
         802 Chestnut Avenue
         Laurel Springs, NJ  08021

         Nelson Martin                     1,098.0140            11.59%
         59 Hasting Lane
         Willingboro, NJ  08046

                               - Cash Reserve -

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Cash Reserve:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                519,673,876.1000         90.39%
         P.O. Box 7618 FC9-1-17
         Attn: Jim Quinlan
         Philadelphia, PA  19101-7618

                             - Treasury Reserve -

         As of December 26, 1995, the following accounts were holders of record of 5% or more of the outstanding Class Y Shares of Treasury Reserve:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                274,693,698.3000         51.03%
         P.O. Box 7618 FC9-1-17
         Attn:  Jim Quinlan
         Philadelphia, PA  19101-7618

         Hare & Co.                     106,640,755.3100         19.81%
         Bank of New York
         Attn STIF/Master Note
         One Wall Street, 5th Floor
         New York, NY  10286

         MAC & Co.                      32,177,397.9000          5.98%
         Mellon Bank NA
         Mutual Funds Department
         P.O. Box 320
         Pittsburgh, PA  15230-0320

         As of December 26, 1995, the following accounts were holders of record of 5% or more of the outstanding Class C Shares of Treasury Reserve:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                 10,421,384.8600         47.30%
         P.O. Box 7618 FC9-1-17
         Attn:  Jim Quinlan
         Philadelphia, PA  19101-7618

         Collagenex Inc.                 5,866,221.3100          26.62%
         301 S. State Street
         Newtown, PA  18940

                             - Tax-Free Reserve -

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Tax-Free Reserve:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                 56,646,335.6500         89.29%
         P.O. Box 7618 FC9-1-17
         Attn: Jim Quinlan
         Philadelphia, PA  19101


         As of December 26, 1995, the following accounts were holders of record of 5% or more of the outstanding Class C Shares of Tax-Free Reserve:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Leslie Edelman                   600,286.1400           28.23%
         288 Aquetog Road
         New Hope, PA  18938-1119

         William H. Simon, MD             235,294.1600           11.07%

         255 S. 17th Street
         11th Floor
         Philadelphia, PA  19103

         Harold D. McKemy                 137,552.7500           6.47%
         3 Bobolink Drive
         Wyomissing, PA  19610

         Gary Hickman                     125,040.3700           5.88%
         113 St. Joseph Lane
         Downingtown, PA  19335-2836


         Keystone Marketing Dist &        111,929.2500           5.26%
         Mgnt Co. Inc.
         550 S. Henderson Road
         King of Prussia, PA  19406-3515

                             - Fiduciary Reserve -

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding shares of Fiduciary Reserve:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                350,174,154.2100         100.00%
         P.O. Box 7618 FC9-1-17
         Attn:  Jim Quinlan
         Philadelphia, PA  19101

                        - Fiduciary Treasury Reserve -

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding shares of Fiduciary Treasury Reserve:


                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                 19,794,793.2200         100.00%
         P.O. Box 7618 FC9-1-17
         Attn:  Jim Quinlan
         Philadelphia, PA  19101

                         - Fiduciary Tax-Free Reserve -

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding shares of Fiduciary Tax-Free Reserve:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                 78,263,221.2400         100.00%
         P.O. Box 7618 FC9-1-17
         Attn:  Jim Quinlan
         Philadelphia, PA  19101

                             - Global Bond Fund -

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Global Bond Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         Patterson & Co.                 3,355,238.7600          99.96%
         PNB Personal Trust Accounting
         P.O. Box 7829
         Philadelphia, PA  19101-7829

         As of December 26, 1995, the following account was a holder of record of 5% or more of the outstanding Class A Shares of Global Bond Fund:

                                        Amount of Record   Percent of Total
                  Name                     Ownership       Shares Outstanding
                  ----                  ----------------   ------------------
         CoreStates Bank N.A. C/F IRA of   5,519.1650            31.81%
         A. Gilbert Heebner
         2 Etienne Arbordeau
         Berwyn Baptist Road
         Devon, PA  19333

         James W. Jennings                 4,355.2970            25.10%
         2000 One Logan Square
         Philadelphia, PA 19103

         CoreStates Bank NA C/F IRA of     2,572.7220            14.83%
         Allen Luke
         17 Bennett Court
         East Brunswick, NJ  08816

         CoreStates Bank NA C/F IRA of     1,614.4210            9.30%
         Patrick M. Carlomango
         3124 Taft Road
         Norristown, PA  19403

                              INVESTMENT ADVISER

                                 - All Funds -

         CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), a wholly-owned subsidiary of CoreStates Bank, N.A. ("CoreStates Bank"), itself a wholly-owned subsidiary of CoreStates Financial Corp ("CoreStates Corp"), is the Company's investment adviser.

         The services provided and the expenses assumed by Corestates Advisers as investment adviser, as well as the fees payable to it, are described in the Funds' Prospectuses.

         CoreStates Corp is a bank holding company registered under the Bank Holding Company Act. CoreStates Corp is engaged through its principal subsidiaries, CoreStates Bank and New Jersey National Bank (national banking associations), and Hamilton Bank (a Pennsylvania banking institution), in commercial, international and consumer banking, and in providing trust services. CoreStates Corp, through other direct and indirect subsidiaries, also provides consumer financing, factoring, commercial financing, and financial advisory services. The principal executive offices of CoreStates Corp are located at 1500 Market Street, Philadelphia, Pennsylvania 19102.


         In October 1995, CoreStates Corp. announced its intention to acquire Meridian Bancorp. Pursuant to this proposed acquisition, CoreFunds has entered into an agreement with Conestoga Funds (Meridian's mutual fund family) for the purpose of acquiring the Conestoga Fund portfolios for addition to the CoreFunds family of mutual funds. As a result of the proposed acquisition by CoreStates Corp. a "change of control" of CoreStates Advisers will occur as defined in the 1940 Act, and therefore shareholders of the Funds will be asked to approve new advisory agreements with CoreStates Advisers as well as sub-advisory agreements with all existing sub-advisers to the Funds.


The Investment Advisory Agreements

         The Investment Advisory Agreements between each Fund and CoreStates Advisers provide that CoreStates Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with its performance under the respective Investment Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CoreStates Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

         Unless sooner terminated, the Investment Advisory Agreements will remain in effect from year to year if such continuance is approved at least annually by CoreFunds' Board of Directors, or by vote of a majority of the outstanding shares of each Fund (as defined in the Prospectuses), and by a majority of the Directors who are not parties to the Investment Advisory Agreements or interested persons (as defined in the Investment Company Act) of any party to the Investment Advisory Agreements, by vote cast in person at a meeting called for such purpose. The Investment Advisory Agreements are terminable at any time on sixty days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of the respective Funds, or by CoreStates Advisers. The Investment Advisory Agreements also terminate automatically in the event of their assignment, as defined in the Investment Company Act.

Investment Advisory Fees

         For the fiscal year ended June 30, 1995, CoreStates Advisers was paid investment advisory fees by Growth Equity Fund totalling $386,678 after voluntary fee waivers of $193,333. For the fiscal year ended June 30, 1994, CoreStates Advisers was paid investment advisory fees by this Fund totalling $320,583, after voluntary fee waivers of $248,000. For the fiscal year ended June 30, 1993, CoreStates Advisers was paid investment advisory fees by this Fund totalling $96,277 after voluntary fee waivers of $288,940.

         For the fiscal year ended June 30, 1995, CoreStates Advisers was paid investment advisory fees by Equity Fund totalling $199,645, after voluntary fee waivers of $51,162. For the fiscal year ended June 30, 1994, CoreStates Advisers was paid investment advisory fees by this Fund totalling $121,274, after voluntary fee waivers of $44,569. For the fiscal year ended June 30, 1993, CoreStates Advisers was paid investment advisory fees by this Fund totalling $46,772 after voluntary fee waivers of $51,353.

         For the fiscal period ended June 30, 1995, CoreStates Advisers was paid investment advisory fees by Equity Index Fund totalling $85,692, after voluntary fee waivers of $259,535. For the fiscal period ended June 30, 1994, CoreStates Advisers was paid investment advisory fees by this Fund totalling $73,135, after voluntary fee waivers of $219,716. For the fiscal period ended June 30, 1993, CoreStates Advisers was paid investment advisory fees by this Fund totalling $33,052, after voluntary fee waivers of $93,023.

         For the fiscal period ended June 30, 1995, CoreStates Advisers was paid investment advisory fees by International Growth Fund totalling $861,592, after voluntary fee waivers of $57,439. For the fiscal period ended June 30, 1994, CoreStates Advisers was paid investment advisory fees by this Fund totalling $664,153, after voluntary fee waivers of $85,107. For the fiscal year ended June 30, 1993, CoreStates Advisers was paid investment advisory fees by this Fund totalling $270,891, after voluntary fee waivers of $104,113.

         For the fiscal year ended June 30, 1995, CoreStates Advisers was paid investment advisory fees by Balanced Fund totalling $240,853, after voluntary fee waivers of $133,801. For the fiscal year ended June 30, 1994, CoreStates Advisers was paid investment advisory fees by this Fund totalling $134,678, after voluntary fee waivers of $145,819. For the fiscal year ended June 30, 1993, CoreStates Advisers was paid investment advisory fees by this Fund totalling $0, after voluntary fee waivers of $88,537.


         For the fiscal year ended June 30, 1995, CoreStates Advisers was paid investment advisory fees by Short Intermediate Bond Fund totalling $203,083, after voluntary fee waivers of $87,019. For the fiscal year ended June 30, 1994, CoreStates Advisers was paid investment advisory fees by this Fund totalling $183,014, after voluntary fee waivers of $106,631. For the fiscal year ended June 30, 1993, CoreStates Advisers was paid investment advisory fees by this Fund totalling $58,743 after voluntary fee waivers of $114,593.


         For the fiscal year ended June 30, 1995, CoreStates Advisers was paid investment advisory fees by Intermediate Municipal Bond Fund totalling $2,752, after voluntary fee waivers of $6,425. For the fiscal year ended June 30, 1994, CoreStates Advisers was paid investment advisory fees by this Fund totalling $1,899, after voluntary fee waivers of $11,626. For the fiscal year ended June 30, 1993, CoreStates Advisers was paid investment advisory fees by this Fund totalling $0, after voluntary fee waivers of $1,329.


         For the fiscal year ended June 30, 1995, CoreStates Advisers was paid investment advisory fees by Government Income Fund totalling $22,528, after voluntary fee waivers of $33,796. For the fiscal year ended June 30, 1994, CoreStates Advisers was paid investment advisory fees by this Fund totalling $10,608 after voluntary fee waivers of $38,912. For the fiscal year ended June 30, 1993, CoreStates Advisers was paid advisory fees by this Fund totalling $0, after voluntary fee waivers of $7,616.

         For the fiscal year ended June 30, 1995, CoreStates Advisers was paid investment advisory fees by Pennsylvania Municipal Bond Fund totalling $0, after voluntary fee waivers of $10,956. For fiscal year ended June 30, 1994, CoreStates Advisers was paid investment advisory fees by this Fund totalling
$0, after voluntary fee waivers of $361.


         For the fiscal year ended June 30, 1995, CoreStates Advisers was paid investment advisory fees by New Jersey Municipal Fund totalling $0, after voluntary fee waivers of $8,045. For the fiscal year ended June 30, 1994, CoreStates Advisers was paid investment advisory fees by this Fund totalling $0, after voluntary waivers of $788.

         For the fiscal year ended June 30, 1995, CoreStates Advisers was paid investment advisory fees by Global Bond Fund totalling $77,740, after voluntary fee waivers of $77,729. For the fiscal year ended June 30, 1994, CoreStates Advisers was paid investment advisory fees by this Fund totalling $41,845, after voluntary waivers of $41,845.

         For the fiscal year ended June 30, 1995, Treasury Reserve paid CoreStates Advisers investment advisory fees totalling $1,039,138, after voluntary fee waivers of $1,322,599. For the fiscal year ended June 30, 1994, this Fund paid CoreStates Advisers investment advisory fees totalling $1,067,724, after voluntary fee waivers of $1,358,926. For the fiscal year ended June 30, 1993, CoreStates Advisers was paid investment advisory fees by this Fund totalling $1,136,845 after voluntary fee waivers of $1,455,070.

         For the fiscal year ended June 30, 1995, Cash Reserve paid CoreStates Advisers investment advisory fees totalling $1,196,254, after voluntary fee waivers of $1,522,489. For the fiscal year ended June 30, 1994, this Fund paid CoreStates Advisers investment advisory fees totalling $1,182,826, after voluntary fee waivers of $1,505,298. For the fiscal year ended June 30, 1993, CoreStates Advisers was paid investment advisory fees by this Fund totalling $1,265,297, after voluntary fee waivers of $1,611,344.

         For the fiscal year ended June 30, 1995, CoreStates Advisers was paid investment advisory fees by Tax-Free Reserve totalling $172,635, after voluntary fee waivers of $219,739. For the fiscal year ended June 30, 1994, CoreStates Advisers was paid investment advisory fees by this Fund totalling $197,246, after voluntary fee waivers of $252,250. For the fiscal year ended June 30, 1993, CoreStates Advisers was paid $178,951 in investment advisory fees for investment advisory services provided to this Fund, after voluntary fee waivers of $229,185.

         For the fiscal year ended June 30, 1995, CoreStates Advisers was paid investment advisory fees by Fiduciary Treasury Reserve totalling $0, after voluntary fee waivers of $109,215. For the fiscal year ended June 30, 1994, CoreStates Advisers was paid investment advisory fees by this Fund totalling $0, after voluntary fee waivers of $104,101. For the fiscal year ended June 30, 1993, CoreStates Advisers was paid investment advisory fees for this Fund totalling $0, after voluntary fee waivers of $288,065.

         For the fiscal year ended June 30, 1995, CoreStates Advisers was paid investment advisory fees for Fiduciary Reserve totalling $0, after voluntary fee waivers of $2,011,375. For the fiscal year ended June 30, 1994, CoreStates Advisers was paid investment advisory fees for Fiduciary Reserve totalling $0, after voluntary fee waivers of $2,179,755. For the fiscal year ended June 30, 1993, CoreStates Advisers was paid investment advisory fees by Fiduciary Reserve totalling $0, after voluntary fee waivers of $2,106,368.

         For the fiscal year ended June 30, 1995, CoreStates Advisers was paid investment advisory fees by Fiduciary Tax-Free Reserve totalling $0, after voluntary fee waivers of $424,166. For the fiscal year ended June 30, 1994, CoreStates Advisers was paid investment advisory fees by this Fund totalling $0, after voluntary fee waivers of $409,628. For the fiscal year ended June 30, 1993, CoreStates Advisers was paid investment advisory fees for Fiduciary Tax-Free Reserve totalling $0, after voluntary waivers of $266,276.

         Elite Cash Reserve, Elite Government Reserve and Elite Treasury Reserve were not in operation as of June 30, 1995.

                                 SUB-ADVISERS

                         - International Growth Fund -

         Martin Currie, Inc. ("Martin Currie"), a subsidiary of Martin Currie, Ltd., and Aberdeen Fund Managers Inc. ("Aberdeen Managers"), a subsidiary of Aberdeen Trust, PLC, are the International Growth Fund's sub-advisers.

         Martin Currie, Ltd. performs various investment advisory services for a number of open- and closed-end mutual funds, offshore funds, pension funds, foundations, and charities. Current assets under management total over $4 billion. The Martin Currie offices are located in Saltire Court, 20 Castle Terrace, Edinburgh, Scotland.


         Aberdeen Trust, PLC performs various investment advisory services for a number of Investment Trusts, Unit Trusts, Institutional Funds and Individual Clients. Current assets under management total over $4 billion. The Aberdeen Trust, PLC offices are located in Aberdeen, Scotland.

         The services provided and the expenses assumed by Martin Currie and Aberdeen Managers as sub-advisers, as well as the fees payable to them, are described in the Prospectuses relating to International Growth Fund.

The International Growth Sub-Advisory Agreement

         The International Growth Sub-Advisory Agreement between CoreStates Advisers and Martin Currie provides that Martin Currie shall not be liable for any error of judgment or mistake of law or for any loss suffered by International Growth Fund in connection with its performance under this Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of Martin Currie in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

         Unless sooner terminated, the International Growth Sub-Advisory Agreement will remain in effect from year to year if such continuance is approved at least annually by CoreFunds' Board of Directors, or by vote of a majority of the outstanding shares of International Growth Fund (as defined in the Prospectuses), and by a majority of the Directors who are not parties to this Sub-Advisory Agreement or interested persons (as defined in the Investment Company Act) of any party to this Sub-Advisory Agreement, by vote cast in person at a meeting called for such purpose. The International Growth Sub-Advisory Agreement is terminable at any time on sixty days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of the Fund, by CoreStates Advisers, or by Martin Currie. The International Growth Sub-Advisory Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act.


         The International Growth Sub-Advisory Agreement between CoreStates Advisers and Aberdeen Managers provides that Aberdeen Managers shall not be liable for any error of judgment or mistake of law or for any loss suffered by International Growth Fund in connection with its performance under this Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of Aberdeen Managers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

         Unless sooner terminated, the International Growth Sub-Advisory Agreement will remain in effect from year to year if such continuance is approved at least annually by CoreFunds' Board of Directors, or by vote of a majority of the outstanding shares of International Growth Fund (as defined in the Prospectuses), and by a majority of the Directors who are not parties to this Sub-Advisory Agreement or interested persons (as defined in the Investment Company Act) of any party to this Sub-Advisory Agreement, by vote cast in person at a meeting called for such purpose. The International Growth Sub-Advisory Agreement is terminable at any time on sixty days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of the Fund, by CoreStates Advisers, or by Aberdeen Managers. The International Growth Sub-Advisory Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act.

                             - Global Bond Fund -

         Alpha Global Fixed Income Managers, Inc. ("Alpha Global") is sub-adviser to Global Bond Fund.

         Alpha Global is a specialist manager of fixed income securities and cash for institutional investors. Based in London, England, it is a wholly-owned subsidiary of United Asset Management Corporation of Boston, Massachusetts, whose assets under management currently exceed $130 billion. Alpha Global is a member of the Investment Management Regulatory Organization, one of the regulatory bodies approved by the UK Government, and its activities are regulated accordingly.

The Global Bond Sub-Advisory Agreement

         The Global Bond Sub-Advisory Agreement between CoreStates Advisers and Alpha Global provides that Alpha Global shall not be liable for any error of judgment or mistake of law or for any loss suffered by Global Bond Fund in connection with its performance under this Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of Alpha Global in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

         Unless sooner terminated, the Global Bond Sub-Advisory Agreement will remain in effect from year to year if such continuance is approved at least annually by CoreFunds' Board of Directors, or by vote of a majority of the outstanding shares of Global Bond Fund (as defined in the Prospectuses), and by a majority of the Directors who are not parties to this Sub-Advisory Agreement or interested persons (as defined in the Investment Company Act) of any party to this Sub-Advisory Agreement, by vote cast in person at a meeting called for such purpose. The Global Bond Sub-Advisory Agreement is terminable at any time on sixty days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of the Fund, by CoreStates Advisers, or by Alpha Global. The Global Bond Sub-Advisory Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act.

                            PORTFOLIO TRANSACTIONS

                                 - All Funds -

In General

         Pursuant to the Funds' respective advisory agreements, CoreStates Advisers and/or the sub-advisers with regard to the International Growth and Global Bond Funds (collectively, the "Advisers") determine which securities are to be sold and purchased by each Fund and which brokers are to be eligible to execute the portfolio transactions. Fund securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of certain portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Advisers generally seeks competitive spreads or commissions, each Fund may not necessarily pay the lowest spread or commission available on each transaction for reasons discussed below.

         Allocation of security transactions, including their frequency, to various dealers is determined by the Advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, broker/dealers who provide supplemental investment research to the Advisers may receive orders for transactions by a Fund, although consideration of such supplemental investment research is not applicable with respect to Equity Index Fund. Information so received is in addition to and not in lieu of services required to be performed by the Advisers, nor would the receipt of such information reduce the Advisers' fees. Such information may be useful to the Advisers in serving the Funds as well as their other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their respective obligations to the Funds. In addition, the Funds may direct commission business to one or more designated broker/dealers, including the Distributor or an affiliate of the Adviser, in connection with such broker/dealer's payment of certain of the Fund's expenses.

         A Fund will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Administrator, the Distributor, or their affiliates, and will not give preference to any correspondents of the Advisers with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements. However, a Fund may, on a non-preferential basis, enter into such transactions with institutional investors who purchase shares of a Fund on behalf of their customers. However, absent exemptive relief, a Fund will not engage in such activities if prohibited from doing so by Section 17(a) of the Investment Company Act.

         Investment decisions for each Fund are made independently from those for any other investment portfolios or accounts ("accounts") managed by the Advisers. Such accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Advisers believe to be equitable to the Fund and such other account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in order to obtain the best execution.

         As provided by their respective Agreements, in making investment recommendations for a Fund, the Advisers will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale by a Fund is another commercial customer of any of the Advisers and, in dealing with their other commercial customers, the Advisers will not inquire or take into consideration whether securities of those customers are held by a Fund.

         It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, or an affiliate of the Adviser for a commission in conformity with the Investment Company Act, the Securities Exchange Act of 1934 and rules promulgated by the Securities and Exchange Commission. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Company expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Company for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other renumeration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Company may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Company or payment of certain Company expenses (e.g., custody, pricing and professional fees). The Directors, including those who are not "interested persons" of the Company, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

         In addition, the Tax-Exempt Funds and Intermediate Municipal Bond Fund may participate, if and when practicable, in bidding for the purchase of municipal securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when CoreStates Advisers, in its sole discretion, believes such practice to be in the best interests of these Funds.

Brokerage Commissions

                            - Growth Equity Fund -

         During the fiscal year ended June 30, 1995, Growth Equity Fund paid aggregate brokerage commissions of approximately $223,429.

                                - Equity Fund -

         During the fiscal year ended June 30, 1995, Equity Fund paid aggregate brokerage commissions of approximately $117,625.

                             - Equity Index Fund -

         During the fiscal period ended June 30, 1995, Equity Index Fund paid aggregate brokerage commissions of approximately $61,052.

                         - International Growth Fund -

         During the fiscal year ended June 30, 1995, International Growth Fund paid aggregate brokerage commissions of approximately $350,685.

                               - Balanced Fund -

         During the fiscal year ended June 30, 1995, Balanced Fund paid aggregate brokerage commissions of approximately $66,243.

Portfolio Turnover

         It is not a policy of the Funds to purchase or sell securities for trading purposes. However, the Advisers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. Generally, the Funds will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. It is expected that the Equity Funds' annual portfolio turnover rates will not exceed 100%. A 100% turnover rate would occur, for example, if all of a portfolio's securities are replaced within a one year period. With respect to the Fixed Income Funds, the annual portfolio turnover rate may exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities. The portfolio turnover rate for the Global Bond Fund during its first year of operation could be as high as 400%. With the exception of Global Bond, however, it is expected that the annual turnover rate for the Fixed Income Funds will not exceed 250%.

         High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. As a general rule, net gains are distributed to shareholders and will be taxable at ordinary income tax rates, for federal income tax purposes, regardless of long-or short-term capital gains status. See "Distributions" and "Taxes" for more information on taxation. The tables set forth in "Financial Highlights" present the Fund's historical portfolio turnover rates.

                                 ADMINISTRATOR

                                 - All Funds -

         SEI Financial Management Corporation (the "Administrator") generally assists in supervising the operation of the Funds pursuant to an Administration Agreement. The respective fees payable to the Administrator are described in the Funds' Prospectuses.

The Administration Agreement

         Under the terms of the Administration Agreement, the Administrator provides the Company with administrative services (other than investment advisory services) including all regulatory reporting, necessary office space, equipment, personnel, and facilities.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

         The Administrator, a wholly owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, PA 19087. Alfred P. West, Jr., Carmen V. Romeo, and Robert A. Nesher constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and President of the Administrator. Mr. West serves as the Chairman of the Board of Directors, and Chief Executive Officer of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other institutional mutual funds: SEI Liquid Asset Trust; SEI Tax Exempt Trust; SEI Index Funds; SEI Institutional Managed Trust; SEI Cash+Plus Trust; SEI International Trust; Key Investment Funds, Inc.; The Capitol Mutual Funds; Union Investors Funds, Inc.; The Compass Capital Group; Advisor's Inner Circle Fund; FFB Lexicon Funds; The Pillar Funds; CUFund; STI Classic Funds; The One Group Fund; First American Investment Funds, Inc.; First American Funds, Inc.; The Arbor Funds; and 1784 Funds.

Administration Fees

         For the fiscal period ended June 30, 1995, Growth Equity Fund paid SEI administrative fees totalling $123,731, after voluntary fee waivers of $69,600. For the fiscal period ended June 30, 1994, Growth Equity Fund paid SEI administrative fees totalling $116,502, after voluntary fee waivers of $73,176. For the fiscal period ended June 30, 1993, Growth Equity Fund paid SEI and the Fairfield Group, Inc. ("Fairfield") administrative fees totalling $67,825, after voluntary fee waivers of $60,564.

         For the fiscal period ended June 30, 1995, Equity Fund paid SEI administrative fees totalling $53,535, after voluntary fee waivers of $30,067. For the fiscal period ended June 30, 1994, Equity Fund paid SEI administrative fees totalling $34,108, after voluntary fee waivers of $21,186. For the fiscal period ended June 30, 1993, this Fund paid SEI and Fairfield administrative fees totalling $22,301, after voluntary fee waivers of $10,407.

         For the fiscal period ended June 30, 1995, Equity Index Fund paid SEI administrative fees totalling $137,868, after voluntary fee waivers of $77,861. For the fiscal period ended June 30, 1994, Equity Index Fund paid SEI administrative fees totalling $112,341, after voluntary fee waivers of $70,393. For the fiscal period ended June 30, 1993, this Fund paid SEI and Fairfield administrative fees totalling $48,717, after voluntary fee waivers of $30,080.

         For the fiscal period ended June 30, 1995, International Growth Fund paid SEI administrative fees totalling $183,805, after voluntary fee waivers of $103,392. For the fiscal period ended June 30, 1994, International Growth Fund paid SEI administrative fees totalling $144,204, after voluntary fee waivers of $89,940. For the fiscal year ended June 30, 1993, this Fund paid SEI and Fairfield administrative fees totalling $88,375, after voluntary fee waivers of $28,814.


         For the fiscal period ended June 30, 1995, Balanced Fund paid SEI administrative fees totalling $85,636, after voluntary fee waivers of $48,169. For the fiscal period ended June 30, 1994, Balanced Fund paid SEI administrative fees totalling $62,159, after voluntary fee waivers of $38,369. For the fiscal period ended June 30, 1993, Balanced Fund paid SEI administrative fees totalling $19,360, after voluntary fee waivers of $12,260.

         For the fiscal period ended June 30, 1995, Short Intermediate Bond Fund paid SEI administrative fees totalling $92,840, after voluntary fee waivers of $52,211. For the fiscal period ended June 30, 1994, Short Intermediate Bond Fund paid SEI administrative fees totalling $89,032, after voluntary fee waivers of $55,791. For the fiscal period ended June 30, 1993, Short Intermediate Bond Fund paid SEI and Fairfield administrative fees totalling $48,169, after voluntary fee waivers of $38,499.


         For the fiscal period ended June 30, 1995, Government Income Fund paid SEI administrative fees totalling $18,024, after voluntary fee waivers of $10,139. For the fiscal period ended June 30, 1993, Government Income Fund paid SEI administrative fees totalling $14,856, after voluntary fee waivers of $9,904. For the fiscal period ended June 30, 1993, Government Income Fund paid SEI administrative fees totalling $0, after voluntary fee waivers of $3,808.


         For the fiscal period ended June 30, 1995, Intermediate Municipal Bond Fund paid SEI administrative fees totalling $2,937, after voluntary fee waivers of $1,652. For the fiscal period ended June 30, 1994, Intermediate Municipal Bond Fund paid SEI administrative fees totalling $2,665, after voluntary fee waivers of $3,994. For the fiscal period ended June 30, 1993, Intermediate Municipal Bond Fund paid SEI administrative fees totalling $0, after voluntary fee waivers of $664.


         For the fiscal period ended June 30, 1995, Pennsylvania Municipal Bond Fund paid SEI administrative fees totalling $0, after voluntary fee waivers of $5,478. For the period ended June 30, 1994, Pennsylvania Municipal Bond Fund paid SEI administrative fees totalling $0, after voluntary fee waivers of $180. For the fiscal period ended June 30, 1995, New Jersey Municipal Bond Fund paid SEI administrative fees totalling $0, after voluntary fee waivers of $4,023. For the fiscal period ended June 30, 1994, New Jersey Municipal Bond Fund paid SEI administrative fees totalling $0, after voluntary fee waivers of $394.

         For the fiscal period ended June 30, 1995, Global Bond Fund paid SEI administrative fees totalling $41,460, after voluntary fee waivers of $23,318. For the fiscal period ended June 30, 1994, Global Bond Fund paid SEI administrative fees totalling $21,878, after voluntary fee waivers of $12,993.

         For the fiscal period ended June 30, 1995, Treasury Reserve paid SEI administrative fees totalling $755,724, after voluntary fee waivers of $425,121. For the fiscal year ended June 30, 1994, this Fund paid SEI administrative fees totalling $745,911, after voluntary fee waivers of $467,414. For the fiscal period ended June 30, 1993, Treasury Reserve paid SEI and Fairfield administrative fees totalling $729,031, after voluntary fee waivers of $566,927.

         For the fiscal period ended June 30, 1995, Cash Reserve paid SEI administrative fees totalling $869,998, after voluntary fee waivers of $489,371. For the fiscal year ended June 30, 1994, this Fund paid Fairfield administrative fees totalling $825,937, after voluntary fee waivers of $518,125. For the fiscal period ended June 30, 1993, Cash Reserve paid SEI and Fairfield administrative fees totalling $793,472, after voluntary fee waivers of $644,849.

         For the fiscal period ended June 30, 1995, Tax-Free Reserve paid SEI administrative fees totalling $125,548, after voluntary fee waivers of $70,639. For the fiscal period ended June 30, 1994, Tax-Free Reserve paid SEI administrative fees totalling $137,980, after voluntary fee waivers of $86,767. For the fiscal period ended June 30, 1993, Tax-Free Reserve paid SEI and Fairfield administrative fees totalling $118,611, after voluntary fee waivers of $85,457.

         For the fiscal period ended June 30, 1995, Fiduciary Treasury Reserve paid SEI administrative fees totalling $24,029, after voluntary fee waivers of $30,578. For the fiscal period ended June 30, 1994, Fiduciary Treasury Reserve paid SEI administrative fees totalling $22,988, after voluntary fee waivers of $29,256. For the fiscal period ended June 30, 1993, Fiduciary Treasury Reserve paid SEI and Fairfield administrative fees totalling $45,206, after voluntary fee waivers of $98,826.


         For the fiscal period ended June 30, 1995, Fiduciary Reserve paid SEI administrative fees totalling $442,499, after voluntary fee waivers of $563,185. For the fiscal period ended June 30, 1994, Fiduciary Reserve paid SEI administrative fees totalling $479,759, after voluntary fee waivers of $610,315. For the fiscal period ended June 30, 1993, Fiduciary Reserve paid SEI and Fairfield administrative fees totalling $479,639, after voluntary fee waivers of $573,545.


         For the fiscal period ended June 30, 1995, Fiduciary Tax-Free Reserve paid SEI administrative fees totalling $93,316, after voluntary fee waivers of $118,767. For the fiscal period ended June 30, 1994, Fiduciary Tax-Free Reserve paid SEI administrative fees totalling $90,162, after voluntary fee waivers of $114,765. For the fiscal period ended June 30, 1993, this Fund paid SEI and Fairfield administrative fees totalling $55,637, after voluntary fee waivers of $77,501.

         Elite Cash Reserve, Elite Government Reserve and Elite Treasury Reserve were not in operation as of June 30, 1995.

                                  DISTRIBUTOR

                                 - All Funds -


         SEI Financial Services Company (the "Distributor") acts as Distributor of the Company's shares pursuant to a Distribution Agreement. Shares of each Fund are sold on a continuous basis by the Distributor as agent, although the Distributor is not obliged to sell any particular amount of shares. The Distributor is a broker/dealer registered with the SEC, and is a member of the National Association of Securities Dealers, Inc. As Distributor, the Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of a Fund (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of preparing, printing, and distributing all sales literature. No compensation is payable by the Company to the Distributor for its distribution services pursuant to the Distribution Agreement.

         The Company has adopted a Distribution Plan (the "Plan") for those Funds offering Class A and Class C Shares. The Plan provides for the payment by the Company to the Distributor of up to .25% of the average daily net assets of each Class A and Class C Shares to which the Plan is applicable. The Distributor is authorized to use this fee as compensation for its distribution-related services and as service payments to certain securities broker/dealers and financial institutions which enter into shareholder servicing agreements or broker agreements (collectively, the "Service Agreements") with the Distributor. Pursuant to the Service Agreements, the securities broker/dealers and financial institutions will provide shareholder servicing administrative services, including such services as: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires;
(vi) answering routine customer inquiries concerning their investments in the Shares offered in connection with this 12b-1 Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions; (ix) processing dividend payments from the Funds on behalf of customers; (x) forwarding certain shareholder communications from the Funds (such as proxies, Shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules or regulations. The actual fee paid to a securities broker/dealer or financial institution will be based upon the extent and quality of the services provided.

         Continuance of the Plan must be approved annually by shareholders or by a majority of the Directors of the Company and by a majority of the Directors who are not interested persons (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement relating to the Plan (the "Qualified Directors"). The Plan requires that quarterly reports of such expenditures be furnished to and reviewed by the Directors. The Plan may not be amended to materially increase the amount which may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund series. All material amendments of the Plan require approval by a majority of the Directors of the Company and the Qualified Directors.


         For the fiscal year ended June 30, 1995, the Distributor received distribution fees (which amount solely represents sales expenses) on the following Funds offering Class A Shares: (a) $4,631 for the Growth Equity Fund;
(b) $12,103 for the Equity Fund; (c) $4,641 for the International Growth Fund;
(d) $5,601 for the Balanced Fund; (e) $15,654 for the Short Intermediate Bond Fund; (f) $3,465 for the Government Income Fund; (g) $2,870 for the Intermediate Municipal Bond Fund; (h) $510 for the Pennsylvania Municipal Bond Fund; (i) $19 for the New Jersey Municipal Bond Fund; (j) $416 for the Global Bond Fund. The Distributor also received distribution fees on the following Funds offering Class C Shares: (a) $38,272 for the Cash Reserve Fund; (b) $27,023 for the Treasury Reserve Fund; and (c) $5,265 for the Tax-Free Reserve Fund.


                         CUSTODIAN AND TRANSFER AGENT

                                 - All Funds -

Custodian Agreement

         Cash and securities owned by each Fund are held by CoreStates Bank as the Company's Custodian pursuant to a Custodian Agreement. Under the Custodian Agreement, CoreStates Bank (i) holds each Fund's securities and cash items, (ii) makes receipts and disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on account of the Funds' securities, and (iv) performs other related services. CoreStates Bank may, in its discretion and at its own expense, open and maintain a sub-custody account or employ a sub-custodian on behalf of the Funds investing exclusively in the United States and may, with the Fund's Board approval and at the expense of the Funds, employ sub-custodians on behalf of the Funds who invest in foreign countries provided that CoreStates Bank shall remain liable for the performance of all of its duties under the Custodian Agreement.

Transfer Agency Agreement


         State Street Bank and Trust Company (the "Transfer Agent") provides each Fund with transfer agency, dividend disbursing, custodial services for certain retirement plans, agency services in connection with certain other activities and accounting services under the terms of the Transfer Agency and Service Agreement. Under this Agreement, the Transfer Agent has agreed to (i) issue and redeem shares of each Fund, (ii) forward dividends and distributions to shareholders, (iii) maintain each Fund's books of original entry, (iv) maintain shareholder accounts, (v) compute the Funds' net asset value per share and calculate the Funds' net income, and (vi) perform other related services.

Fees

         For the services provided under the retail Transfer Agency Agreement, the Transfer Agent may receive fees from each Fund. Such fees are based upon relative asset values and shareholder accounts, and may include certain transaction charges and out-of-pocket expenses.

                                   EXPENSES

                                 - All Funds -

         Except as noted herein and in the Funds' Prospectuses, each Fund's service contractors bear all expenses incurred in connection with the performance of their services. Similarly, the Funds bear the expenses incurred in their own operations. Expenses borne by the Funds include taxes (including preparation of returns), interest, brokerage fees and commissions, if any, fees of the Company's Directors, SEC fees, state securities qualification fees (including preparation of filings), costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Fund shareholders, charges of the Custodian and the Transfer Agent, outside auditing and legal expenses, investment advisory and administrative fees, certain insurance premiums, costs of maintenance of the Funds' existence, costs of shareholder reports and shareholder meetings, and any extraordinary expenses incurred in the Funds' operations.

         The aggregate rates of the investment advisory, sub-advisory, and administrative fees payable to the Advisers and the Distributor are not subject to reduction as the Funds' net assets increase. However, if total expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Adviser(s) and the Distributor will reimburse the Fund by the amount of such excess in proportion to their respective fees.

         Certain of each Fund's expenses may be reduced because the regulations in various states where Fund Shares may be qualified for sale impose limitations on the annual expense ratio of a Fund. For example, under California law, a Fund's aggregate annual expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) may not exceed 2.5% of the first $30 million of its average daily net assets; 2.0% of the next $70 million of average daily net assets; and 1.5% of average daily net assets in excess of $100 million. The Funds may also seek to qualify their Shares in other jurisdictions which impose expense limitations.

         To the Company's knowledge, as of the date hereof, there are no state expense limitations applicable to any Fund. Any future expense reimbursements required to be paid by the Advisers and the Distributor would be estimated daily and reconciled and paid on a monthly basis.


                                 LEGAL COUNSEL


                                 - All Funds -

         Morgan, Lewis & Bockius LLP (of which Mr. Jennings, Secretary of the Company, is a partner), 2000 One Logan Square, Philadelphia, Pennsylvania 19103, is counsel to the Company and has passed upon certain matters in connection with these offerings. From time to time, Morgan, Lewis & Bockius LLP has rendered legal services to the Administrator, Distributor and CoreStates Corp.

                                 MISCELLANEOUS

                                 - All Funds -

         The Company is registered with the SEC as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of any Fund.

         The Funds' Prospectuses and this Statement of Additional Information omit certain of the information contained in the Company's Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Funds' Prospectuses and this Statement of Additional Information do not constitute an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

                                   APPENDIX

                                 - All Funds -

                               Rated Investments

Bonds

         Excerpts from Moody's Investors Service, Inc. ("Moody's") descriptions of its three highest bond ratings:

         "Aaa": Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa": Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A": Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


         "Baa": Bonds which are rated "Baa" are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


         Modifiers 1, 2, or 3: Moody's applies numerical modifiers with respect to bonds rated "Aa" or "A". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         Excerpts from Standard & Poor's Corporation ("S&P") descriptions of its three highest bond ratings:

         "AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         "AA":   Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         "A": Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


         "BBB": Debt rated "BBB" has an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


         Plus (+) or Minus (-): To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Notes

         The following summarizes the highest ratings assigned by Moody's to municipal notes and variable rate demand obligations:

         "MIG-1/VMIG-1": Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

         The following summarizes the two highest ratings assigned by S&P to municipal notes:

         "SP-1": This is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         "SP-2": Issues of this rating display a satisfactory capacity to pay interest and repay principal, although to a lesser degree than "SP-1" issues.

Commercial Paper

         Commercial paper ratings of Moody's are current assessments of the ability of issuers to repay punctually senior debt obligations which have an original maturity of no more than one year.


         "Prime-1": The rating "Prime-1," or "P-1," is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term debt obligations.

         "Prime-2": The rating "Prime-2," or "P-2," indicates that the issues (or related supporting institutions) have a strong capacity for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


         Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         "A-1": This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2": This rating indicates that capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          Among other types of municipal securities, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, these Funds may invest in other types of tax-exempt instruments such as municipal bonds, industrial development bonds and pollution control bonds, provided (for the Tax-Exempt Money Market Funds) they have remaining maturities of 397 days or less at the time of purchase.

                             FINANCIAL STATEMENTS

                                 - All Funds -

         The following are the audited financial statements of each Fund except the Special Equity, Bond and Short-Term Income Funds, for the fiscal year ended June 30, 1995, appearing in CoreFunds' 1995 Annual Reports to Shareholders for the Funds, and the reports thereon by Ernst & Young LLP, independent auditors, also appearing therein.

         For purposes of the filing of this Post-Effective Amendment No. 24, such audited financial statements and report of independent auditors are incorporated by reference to the Post-Effective Amendment No. 23 to the CoreFunds Registration Statement on Form N-1A (File No. 33-93214) filed with the SEC on October 27, 1995.

PART C.   OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements:  See Statement of Additional Information.

     (b)  Exhibits:

          (1) (a) Articles of Incorporation dated September 11, 1984 are incorporated herein by reference to Exhibit (1) of Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on September 11, 1984.

               (b) Articles of Amendment dated March 29, 1985 to Articles of Incorporation dated September 11, 1984 are incorporated herein by reference to Exhibit (1)(b) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on May 22, 1985.

               (c) Articles Supplementary dated March 29, 1985 to Articles of Incorporation dated September 11, 1984 are incorporated herein by reference to Exhibit (1)(c) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on May 22, 1985.

               (d) Articles of Amendment dated June 30, 1987 to Articles of Incorporation dated September 11, 1984 are incorporated herein by reference to Exhibit (1)(d) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 30, 1987.

               (e) Articles Supplementary dated March 30, 1989 to Articles of Incorporation dated September 11, 1984 are incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on April 3, 1989.

               (f) Articles Supplementary dated December 18, 1990 to Registrant's Articles of Incorporation dated September 11,

                    1984 are incorporated herein by reference to Exhibit (1) (f) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

               (g) Articles Supplementary dated September 3, 1991 to Registrant's Articles of Incorporation dated September 11, 1984 are incorporated by reference to Exhibit (1) (g) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

               (h) Articles Supplementary dated December 18, 1992 to Registrant's Articles of Incorporation dated September 11, 1984 are incorporated by reference to Exhibit (1) (h) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on June 30, 1993.

               (i) Articles Supplementary dated June 26, 1992 to Registrant's Articles of Incorporation dated September 11, 1984 are incorporated by reference to Exhibit (1) (i) of Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on August 27, 1993.

               (j) Articles Supplementary dated November 8, 1993 to Registrant's Articles of Incorporation dated September 11, 1984 are incorporated by reference to Exhibit (1) (j) of Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 30, 1993.

               (k) Articles of Transfer dated November 23, 1993 are incorporated by reference to Exhibit (1) (k) of Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 30, 1993.

               (l) Articles Supplementary dated December 15, 1993 to Registrant's Articles of Incorporation dated September 11, 1984 are incorporated by reference to Exhibit (1) (l) of Post-Effective Amendment No. 17 to the Registrant's Registration

                    Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 30, 1993.

               (m) Articles Supplementary dated April 14, 1994 to Registrant's Articles of Incorporation dated September 11, 1984 are incorporated by reference to Exhibit (1) (m) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 28, 1994.

          (2) By-Laws as amended, restated and adopted by Registrant's Board of Directors on September 3, 1991 are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

          (3)  None.

          (4)  (a)  Specimen certificate for Class A Common Stock is incorporated herein by reference to Exhibit (4)(a) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on September 9, 1988.

               (b) Specimen certificate for Class B Common Stock is incorporated herein by reference to Exhibit 4 (b) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on September 9, 1988.

               (c) Specimen certificate for Class C Common Stock is incorporated herein by reference to Exhibit 4 (c) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 29, 1990.

               (d) Specimen certificate for Class D Common Stock is incorporated herein by reference to Exhibit (4) (d) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 29, 1990.

               (e) Specimen certificate for Class E Common Stock is incorporated herein by reference to Exhibit (4) (e) of Post-

                    Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 29, 1990.

               (f) Specimen copy of share certificate for Class F Common Stock is incorporated by reference to Exhibit (4) (f) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

               (g) Specimen copy of share certificate for Class G Common Stock is incorporated by reference to Exhibit (4) (g) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

               (h) Specimen copy of share certificate for Class H Common Stock is incorporated by reference to Exhibit (4) (h) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

               (i) Specimen copy of share certificate for Class I Common Stock is incorporated by reference to Exhibit (4) (i) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

               (j) Specimen copy of share certificate for Class J Common Stock is incorporated by reference to Exhibit (4) (j) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

               (k) Specimen copy of share certificate for Class K Common Stock is incorporated by reference to Exhibit (4) (k) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.


           (5)(a) Investment Advisory Agreement between Registrant and New Jersey National Bank dated August 2, 1985, is incorporated herein by reference to Exhibit (5) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on

                    Form N-1A, as filed with the Securities and Exchange Commission on May 22, 1985.

              (b) Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. dated June 23, 1987 is incorporated herein by reference to Exhibit (5) (b) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 30, 1987.

              (c) Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. dated December 5, 1989 with respect to CoreFund International Growth Fund is incorporated herein by reference to Exhibit (5) (c) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on September 1, 1989.

              (d) Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. dated December 5, 1989 with respect to CoreFund Equity Fund is incorporated herein by reference to Exhibit (5) (d) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on September 1, 1989.

              (e) Sub-Investment Advisory Agreement between Registrant and Cashman, Farrell and Associates dated December 5, 1989 is incorporated herein by reference to Exhibit (5) (e) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on September 1, 1989.

              (f) Sub-Investment Advisory Agreement between Registrant and Martin Currie, Inc. dated December 5, 1989 is incorporated herein by reference to Exhibit (5) (f) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on September 1, 1989.

              (g) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Equity Index Fund dated March 25, 1991 is incorporated herein by reference to Exhibit (5) (g) of

                    Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

              (h) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Growth Equity Fund dated March 25, 1991 is incorporated herein by reference to Exhibit (5) (h) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

              (i) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Short Intermediate Bond Fund dated March 25, 1991 is incorporated herein by reference to Exhibit (5) (i) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

              (j) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Fiduciary Tax-Free Reserve dated March 25, 1991 is incorporated herein by reference to Exhibit (5) (j) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

              (k) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Tax-Free Reserve dated March 25, 1991 is incorporated herein by reference to Exhibit (5) (k) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

              (l) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Fiduciary Treasury Reserve dated March 25, 1991 is incorporated herein by reference to Exhibit (5) (k) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

              (m) Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Balanced Fund dated September 15, 1992 is incorporated herein by reference to Exhibit (5) (m) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on June 30, 1993.

              (n) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Government Income Fund dated March 25, 1991 is incorporated herein by reference to Exhibit (5) (k) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

              (o) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Intermediate-Term Municipal Fund dated March 25, 1991 is incorporated herein by reference to Exhibit (5) (k) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

              (p) Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Global Bond Fund dated March 25, 1991 is incorporated herein by reference to Exhibit (5) (k) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

              (q) Sub-Advisory Agreement between CoreStates Investment Advisers, Inc. and Alpha Global Fixed Income Managers, Inc. with respect to Global Bond Fund dated December 15, 1993 is incorporated by reference to Exhibit (5)(q) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 30, 1993.

              (r) Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to Pennsylvania Municipal Bond Fund dated March 25, 1991 is incorporated herein by reference to Exhibit (5) (i) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, as filed with Securities and Exchange Commission on January 24, 1991.

              (s) Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to New Jersey Municipal Bond Fund dated March 25, 1991 is incorporated herein by reference to Exhibit (5) (i) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

              (t) Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Elite Cash Reserve, CoreFund Elite Government Reserve and CoreFund Elite Treasury Reserve dated June 21, 1994 is incorporated herein by reference to Exhibit (5) (t) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 28, 1994.


              *(u) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Special Equity Fund, CoreFund Bond Fund and CoreFund Short-Term Income Fund.


           (6) (a) Distribution Agreement between Registrant and Fairfield Group, Inc. dated August 2, 1985 is incorporated herein by reference to Exhibit (6) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on May 22, 1985.

              (b) Distribution Agreement between Registrant and SEI Financial Services Company is incorporated herein by reference to Exhibit (6)(b) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on August 31, 1992.

          (7) None.

          (8) (a) Custodian Agreement between Registrant and First Pennsylvania Bank n.a. dated July 24, 1985 is incorporated herein by reference to Exhibit (8) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on August 1, 1985.

              (b) Custodian Agreement between Registrant and Philadelphia National Bank dated May 20, 1987 is incorporated herein by reference to Exhibit (8) (b) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 30, 1987.

          (9) (a) Amended Administration Agreement between Registrant and Fairfield Group, Inc. dated March 6, 1990 is incorporated herein by reference to Exhibit 9 (a) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

              (b) Transfer Agency Agreement between Registrant and First Pennsylvania Bank n.a. dated July 24, 1985 is incorporated herein by reference to Exhibit (9) (b) of Pre-Effective Amendment No. 2, to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 1, 1985.

              (c) Amended Transfer Agency Agreement between First Pennsylvania Bank n.a. and Fund/Plan Services, Inc., dated December 31, 1985 is incorporated herein by reference to Exhibit (9) (c) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 5, 1986.

              (d) Retail Transfer Agency Agreement between Registrant and SEI Financial Management Corporation is incorporated herein by reference to Exhibit (9) (d) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 31, 1992.

              (e) Administration Agreement between Registrant and SEI Financial Management Corporation dated October 30, 1992 is incorporated herein by reference to Exhibit (9) (e) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on June 30, 1993.

              (f) Transfer Agent and Shareholder Services Agreement between Registrant and SEI Financial Management Corporation dated March 4, 1993 is incorporated herein by reference to Exhibit
                    (9) (f) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on June 30, 1993.

          (10) Opinion and consent of Morgan, Lewis & Bockius LLP, filed under Rule 24f-2 as part of Registrant's Rule 24f-2 Notice.

         *(11) Consent of Ernst & Young LLP.

          (12) None.

          (13) Purchase Agreement dated July 24, 1985 between Registrant and Fairfield Group, Inc. is incorporated herein by reference to Exhibit (13) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on August 1, 1985.

          (14) None.

          (15) None.

          (16) Schedules for computation of performance quotations provided in response to Item 22 of the Registration Statement are incorporated herein by reference to Exhibit 16 of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.


          (18) Rule 18f-3 Plan is incorporated herein by reference to Exhibit 18 of Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 27, 1995.


          (24) (a) Powers of Attorney for Mr. Emil J. Mikity, Mr. George H. Strong, and Professor Erin Anderson, Directors of Registrant, and David G. Lee, President of Registrant is incorporated herein by reference to Exhibit (24) of Post-Effective Amendment No. 21 to the Registrant's Registration

                    Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 28, 1994.

              (b) Powers of Attorney for Mr. Carmen Romeo, Treasurer and Assistant Secretary of Registrant, and Ms. Jean Young, Controller of Registrant is incorporated herein by reference to Exhibit (24)(b) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on November 15, 1994.


         *(27) Financial Data Schedule


------------------
*Filed with this Post-Effective Amendment.

Item 25.   Persons Controlled by or under Common Control with Registrant

           None.

Item 26.   Number of Holders of Securities

           As of December 26, 1995 the number of record holders of each class of securities of the Registrant was:

     Title of Class                   Number of Record Holders
     --------------                   ------------------------
     Cash Reserve-Class Y                        568
     Cash Reserve-Class C                        598
     Treasury Reserve-Class Y                    290
     Treasury Reserve-Class C                    135
     Fiduciary Reserve-Class Y                     2
     Fiduciary Tax-Free Reserve-Class Y            2
     Tax-Free Reserve-Class Y                     27
     Tax-Free Reserve-Class C                     57
     Fiduciary Treasury Reserve - Class Y          2
     Short Intermediate Bond Fund-Class Y         32
     Short Intermediate Bond Fund-Class A        164
     Bond Fund-Class Y                             0
     Bond Fund-Class A                             0
     Short-Term Income Fund-Class Y                0
     Short-Term Income Fund-Class A                0
     Equity Fund-Class Y                          37
     Equity Fund-Class A                         705
     Special Equity Fund-Class Y                   0
     Special Equity Fund-Class A                   0
     International Growth Fund-Class Y            29

     International Growth Fund-Class A           457
     Equity Index Fund-Class Y                 1,403
     Growth Equity Fund-Class Y                    6
     Growth Equity Fund-Class A                  287
     Balanced Fund-Class Y                        49
     Balanced Fund-Class A                       289
     Government Income Fund-Class Y                5
     Government Income Fund-Class A              100
     Intermediate Municipal Bond Fund-Class Y      4
     Intermediate Municipal Bond Fund-Class A     62
     Global Bond Fund-Class Y                      4
     Global Bond Fund-Class A                     21
     Pennsylvania Municipal Bond Fund-Class Y      3
     Pennsylvania Municipal Bond Fund-Class A      9
     New Jersey Municipal Bond Fund-Class Y        2
     New Jersey Municipal Bond Fund-Class A        6


Item 27.   Indemnification


           Article VII, Section 3 of the Registrant's Articles of Incorporation, incorporated by reference as Exhibit (1) hereto, and Article VI,
           Section 2 of Registrant's By-Laws, filed as Exhibit (2) hereto, provide for the indemnification of Registrant's directors and officers. Indemnification of the Registrant's principal underwriter, custodian, and transfer agent is provided for, respectively, in
           Section 1.11 of the Distribution Agreement, incorporated by reference as Exhibit (6) hereto, Sections 3, 18, and 19 of the Custodian Agreement, incorporated by reference as Exhibit (8) (b) hereto, and Sections 14, 37, and 38 of the Transfer Agency Agreement, incorporated by reference as Exhibit (9) (b) hereto. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its directors, officers, employees, its investment adviser or principal underwriter against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties as director, officer, employee, investment adviser, or principal underwriter, or by reason of his reckless disregard of the duties involved in the conduct of his office or under the advisory or underwriting agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.


           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.   Business and Other Connections of Investment Adviser

           CoreStates Investment Advisers, Inc. ("CoreStates Advisers") is a subsidiary of CoreStates Bank, N.A., which is itself a subsidiary of CoreStates Financial Corp. CoreStates Financial Corp is a bank holding company registered under the Bank Holding Company Act. CoreStates Financial Corp is engaged through its principal subsidiaries, CoreStates Bank, N.A., a national banking association, and Hamilton Bank, a Pennsylvania banking institution, in commercial, international and consumer banking and in providing trust services. CoreStates Financial Corp through other direct and indirect subsidiaries also provides consumer financing, factoring and commercial financing and financing advisory services. As of July 31, 1995, CoreStates Financial Corp had total assets of over $29 billion (pro forma). The principal executive office of CoreStates Financial Corp is located at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. To the knowledge of Registrant, none of the directors or officers of CoreStates Advisers except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation, or employment of a substantial nature, except that certain directors and officers of CoreStates Advisers also hold various positions with, and engage in business for, CoreStates Advisers, or its subsidiaries.
           Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of CoreStates Advisers who are engaged in any other business, profession, vocation, or employment of a substantial nature.

Position with
CoreStates
Investment
Advisers, Inc.   Name                     Principal Occupation
--------------   ----                     --------------------
Director         A. Gilbert Heebner       College professor,
                                          Eastern College

Item 29.   Principal Underwriters

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

    Registrant's distributor, SEI Financial Services Company ("SFS"), acts as distributor for:

    SEI Daily Income Trust                    July 15, 1982
    SEI Liquid Asset Trust                    November 29,1982
    SEI Tax Exempt Trust                      December 3, 1982
    SEI Index Funds                           July 10, 1985
    SEI Institutional Managed Trust           January 22, 1987
    SEI International Trust                   August 30, 1988
    Stepstone Funds                           January 30, 1991
    The Compass Capital Group                 March 8, 1991
    FFB Lexicon Funds                         October 18, 1991
    The Advisors' Inner Circle Fund           November 14, 1991
    The Pillar Funds                          February 28, 1992
    CUFUND                                    May 1, 1992
    STI Classic Funds                         May 29, 1992
    CoreFunds, Inc.                           October 30, 1992
    First American Funds, Inc.                November 1, 1992
    First American Investment Funds, Inc.     November 1, 1992
    The Arbor Fund                            January 28, 1993
    1784 Funds                                June 1, 1993
    The PBHG Funds, Inc.                      July 16, 1993
    MarquisSM Funds                           August 17, 1993
    Morgan Grenfell Investment Trust          January 3, 1994
    Inventor Funds, Inc.                      August 1, 1994
    The Achievement Funds Trust               December 27, 1994
    Insurance Investment Products Trust       December 30, 1994
    Bishop Street Funds                       January 27, 1995
    CrestFunds, Inc.                          March 1, 1995
    Conestoga Family of Funds                 May 1, 1995
    STI Classic Variable Trust                August 18, 1995
    ARK Funds                                 November 1, 1995

    SFS provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").


(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to

    Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is 680 East Swedesford Road, Wayne, PA 19087.

                        Position and Office                Positions and Offices
Name                    with Underwriter                   with Registrant
----                    -------------------                ---------------------
Alfred P. West, Jr.     Director, Chairman & Chief                 --
                         Executive Officer
Henry H. Greer          Director, President & Chief                --
                         Operating Officer
Carmen V. Romeo         Director, Executive Vice President         --
                         & Treasurer
Gilbert L. Beebower     Executive Vice President                   --
Richard B. Lieb         Executive Vice President                   --
Charles A. Marsh        Executive Vice President-Capital           --
                         Resources Division
Leo J. Dolan, Jr.       Senior Vice President                      --
Carl A. Guarino         Senior Vice President                      --
Jerome Hickey           Senior Vice President                      --
David G. Lee            Senior Vice President                   President
William Madden          Senior Vice President                      --
A. Keith McDowell       Senior Vice President                      --
Dennis J. McGonigle     Senior Vice President                      --
Hartland J. McKeown     Senior Vice President                      --
James V. Morris         Senior Vice President                      --
Steven Onofrio          Senior Vice President                      --
Kevin P. Robins         Senior Vice President, General             --
                         Counsel & Secretary
Robert Wagner           Senior Vice President                      --
Patrick K. Walsh        Senior Vice President                      --
Kenneth Zimmer          Senior Vice President                      --
Robert Crudup           Managing Director                          --
Vic Galef               Managing Director                          --
Kim Kirk                Managing Director                          --
John Krzeminski         Managing Director                          --
Carolyn McLaurin        Managing Director                          --
Barbara Moore           Managing Director                          --
Donald Pepin            Managing Director                          --
Mark Samuels            Managing Director                          --
Wayne M. Withrow        Managing Director                          --
Mick Duncan             Team Leader                                --
Robert Ludwig           Team Leader                                --
Vicki Malloy            Team Leader                                --
Robert Aller            Vice President                             --
Steve Bendinelli        Vice President                             --
Cris Brookmyer          Vice President & Controller                --
Gordon W. Carpenter     Vice President                             --
Robert B. Carroll       Vice President & Assistant Secretary       --
Todd Cipperman          Vice President & Assistant Secretary
Ed Daly                 Vice President                             --
Jeff Drennen            Vice President                             --
Lucinda Duncalfe        Vice President                             --
Kathy Heilig            Vice President                             --
Larry Hutchison         Vice President                             --

Michael Kantor          Vice President                             --
Samuel King             Vice President                             --
Donald H. Korytowski    Vice President                             --

Robert S. Ludwig        Vice President                             --
Jack May                Vice President                             --
Sandra K. Orlow         Vice President & Assistant Secretary       --
Larry Pokora            Vice President                             --
Kim Rainey              Vice President                             --
Paul Sachs              Vice President                             --
Steve Smith             Vice President                             --
Daniel Spaventa         Vice President                             --
Kathryn L. Stanton      Vice President & Assistant Secretary       --
William Zawaski         Vice President                             --
James Dougherty         Director of Brokerage Services             --

Item 30. Location of Accounts and Records

   (1) CoreStates Investment Advisers, Inc., PNB Building, Broad and Chestnut Streets, Philadelphia, PA 19101 (records relating to its functions as investment adviser).

   (2) SEI Financial Management Corporation, 680 E. Swedesford Road, Wayne, PA 19087 (records relating to its function as administrator).

   (3) SEI Financial Services Corporation, 680 E. Swedesford Road, Wayne, PA 19087 (records relating to its function as distributor).

   (4) CoreStates Bank, N.A., 510 Walnut Street Mail Stop FC 1-9-7-2, Philadelphia, PA 19106 (records relating to its functions as custodian).

   (5) Fund/Plan Services, Inc., P. O. Box 874, Conshohocken, PA 19428 (records relating to its functions as transfer agent).

   (6) Morgan, Lewis & Bockius LLP, 2000 One Logan Square, Philadelphia, PA 19103 (Articles of Incorporation, By-Laws, and Minute Books).

Item 31. Management Services

         None.

Item 32. Undertakings

   Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16 (c) of the Investment Company Act of 1940 inform the Board of Directors of their desire to communicate with shareholders of the Registrant, the Directors will inform such shareholders as to the approximate number of shareholders of record and the approximate costs of mailing or afford said shareholders access to a list of shareholders.

   Registrant undertakes to hold a meeting of shareholders for the purpose of voting upon the questions of removal of a Director(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connections with such Investment Company Act of 1940 relating to shareholder communications.

   Registrant undertakes to furnish each prospective person to whom a prospectus will be delivered with a copy of the Registrant's latest annual report to shareholders, when such annual report is issued containing information called for by Item 5A of Form N-1A, upon request and without charge.

                                  Signatures


Pursuant to the requirements of the Securities Act of 1933, as amended, ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 24 to Registration Statement No. 2-93214 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania on the 29th day of December, 1995.


                                         COREFUNDS, INC.

                                         /s/ David G. Lee
                                         ------------------------
                                         David G. Lee
                                         President

ATTEST: /s/ Stephen G. Meyer
        ------------------------------
        Stephen G. Meyer
        Controller

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 24 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

/s/ David G. Lee           President & Chief   December 29, 1995
----------------------     Executive Officer
David G. Lee

*                          Director            December 29, 1995
----------------------
Erin Anderson

*                          Director            December 29, 1995
----------------------
Emil J. Mikity

*                          Director            December 29, 1995
----------------------
George H. Strong

/s/ Stephen G. Meyer       Controller          December 29, 1995
----------------------
Stephen G. Meyer

/s/ Carmen V. Romeo        Treasurer &         December 29, 1995
----------------------     Assistant Secretary
Carmen V. Romeo

*By:  /s/ David G. Lee
      ----------------
      David G. Lee
      Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit No.    Description of Exhibit                                       Page
-----------    ----------------------                                       ----

EX-27          Financial Data Schedule

EX-99.B(5)(u)  Proposed Investment Advisory Agreement between Registrant and
               CoreStates Investment Advisers, Inc. with respect to CoreFund Special Equity Fund, CoreFund Bond Fund and CoreFund Short-Term Income Fund.

EX-99.B(11)    Consent of Ernst & Young LLP.